UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08786

Pioneer Variable Contracts Trust
(Exact name of registrant as specified in charter)

60 State Street, Boston, MA 02109
(Address of principal executive offices) (ZIP code)

Terrence J. Cullen, Amundi Asset Management, Inc.,
60 State Street, Boston, MA 02109
(Name and address of agent for service)

Registrant’s telephone number, including area code:  (617) 742-7825
Date of fiscal year end:  December 31, 2021

Date of reporting period: January 1, 2021 through June 30, 2021

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

Pioneer Variable Contracts Trust
Pioneer Bond

VCT Portfolio

Class I and II Shares

Semiannual Report | June 30, 2021
Paper copies of the Portfolio’s shareholder reports may no longer be sent by mail, unless you specifically request paper copies of the reports from the insurance company that offers your variable annuity or variable life insurance contract, or from your financial intermediary. Instead, the insurance company may choose to make the reports available on a website, and will notify you by mail each time a shareholder report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.
You may elect to receive all future Portfolio shareholder reports in paper form, free of charge, from the insurance company. You can inform the insurance company or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by following the instructions provided by the insurance company, or by contacting your financial intermediary. Your election to receive reports in paper form will apply to all portfolios available under your contract with the insurance company.
Please refer to your contract prospectus to determine the applicable share class offered under your contract.

Pioneer Variable Contracts Trust

This report is authorized for distribution only when preceded or accompanied by a prospectus for the Portfolio being offered.
Pioneer Variable Contracts Trust files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s web site at https://www.sec.gov.

Pioneer Bond VCT Portfolio	Pioneer Variable Contracts Trust

5 Largest Holdings
(As a percentage of total investments)*
1.	U.S. Treasury Bills, 8/5/21	7.48%
2.	U.S. Treasury Bills, 7/27/21	4.75
3.	Fannie Mae, 4.5%, 7/1/51 (TBA)	3.58
4.	U.S. Treasury Bills, 8/17/21	3.44
5.	Fannie Mae, 2.5%, 7/1/51 (TBA)	3.44

*
Excludes temporary cash investments and all derivative contracts except for options purchased. The Portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities

(j)	Pioneer ILS Interval Fund is an affiliated closed-end fund managed by Amundi Asset Management US, Inc. (the “Adviser”).

Performance Update 6/30/21

Prices and Distributions

Net Asset Value per Share	6/30/21	12/31/20
Class I	$11.36	$11.78
Class II	$11.39	$11.80

	Net
Distributions per Share	Investment	Short-Term	Long-Term
(1/1/21 – 6/30/21)	Income	Capital Gains	Capital Gains
Class I	$0.1369	$0.1058	$0.1924
Class II	$0.1229	$0.1058	$0.1924

Performance of a $10,000 Investment
The following chart shows the change in value of an investment made in Class I and Class II shares of Pioneer Bond VCT Portfolio at net asset value during the periods shown, compared to that of the Bloomberg Barclays U.S. Aggregate Bond Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

Average Annual Total Returns
(As of June 30, 2021)
			Bloomberg Barclays
			U.S. Aggregate
	Class I	Class II	Bond Index
10 Years	4.32%	4.07%	3.39%
5 Years	4.13%	3.89%	3.03%
1 Year	6.06%	5.79%	-0.33%

All total returns shown assume reinvestment of distributions at net asset value.
The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.
Call 1-800-688-9915 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers, performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

2

Pioneer Bond VCT Portfolio	Pioneer Variable Contracts Trust
Comparing Ongoing Portfolio Expenses

As a shareowner in the Portfolio, you incur two types of costs:
(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and
(2) transaction costs, including sales charges (loads) on purchase payments.
This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds offered through your variable annuity contract. The example is based on an investment of $1,000 at the beginning of the Portfolio’s latest six-month period and held throughout the six months.
Using the Tables
Actual Expenses
The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:
1. Divide your account value by $1,000
Example: an $8,600 account value ÷ $1,000 = 8.6
2. Multiply the result in (1) above by the corresponding share class’s number in the third row under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Expenses Paid on a $1,000 Investment in Pioneer Bond VCT Portfolio
Based on actual returns from January 1, 2021 through June 30, 2021.
Share Class	I	II
Beginning Account Value on 1/1/21	$1,000.00	$1,000.00
Ending Account Value on 6/30/21	$1,001.50	$1,001.20
Expenses Paid During Period*	$2.88	$4.17

*
Expenses are equal to the Portfolio’s annualized net expense ratio of 0.58% and 0.84% for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Hypothetical Example for Comparison Purposes
The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other variable annuities.
Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different variable annuities. In addition, if these transaction costs were included, your costs would have been higher.
Expenses Paid on a $1,000 Investment in Pioneer Bond VCT Portfolio
Based on a hypothetical 5% per year return before expenses, reflecting the period from January 1, 2021 through June 30, 2021.

Share Class	I	II
Beginning Account Value on 1/1/21	$1,000.00	$1,000.00
Ending Account Value on 6/30/21	$1,021.92	$1,020.63
Expenses Paid During Period*	$2.91	$4.21

*
Expenses are equal to the Portfolio’s annualized net expense ratio of 0.58% and 0.84% for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

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Pioneer Bond VCT Portfolio	Pioneer Variable Contracts Trust
Portfolio Management Discussion 6/30/21

Call 1-800-688-9915 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers, performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

In the following interview, Brad Komenda discusses the factors that affected the performance of Pioneer Bond VCT Portfolio during the six-month period ended June 30, 2021. Mr. Komenda, Senior Vice President, Deputy Director of Investment Grade Corporates, and a portfolio manager at Amundi Asset Management US, Inc. (Amundi US), is responsible for the daily management of the Portfolio, along with Kenneth J. Taubes, Executive Vice President and Chief Investment Officer, US, and a portfolio manager at Amundi US, and Timothy Rowe, Managing Director, Director of Multisector Fixed Income, and a portfolio manager at Amundi US.
Q:How did the Portfolio perform during the six-month period ended June 30, 2021?
A: Pioneer Bond VCT Portfolio’s Class I shares returned 0.15% at net asset value during the six-month period ended June 30, 2021, and Class II shares returned 0.12%, while the Portfolio’s benchmark, the Bloomberg Barclays US Aggregate Bond Index, returned -1.60%.
Q:How would you describe the investment environment in the fixed-income markets during the six-month period ended June 30, 2021?
A:The three months of the period saw strong equity market returns, notably higher US Treasury yields, and rising inflation expectations, driven by investor optimism regarding the global economic growth outlook. Contributing to the optimistic view was the Democratic Party’s gaining control of both houses of Congress in early January, which gave rise to a new $1.9 trillion US fiscal stimulus package and, later, a proposed $3 billion-plus infrastructure bill. In addition, the continued distribution of COVID-19 vaccines in the US as well as a general decline in severe virus cases, coupled with the ongoing reopening of the economy, helped boost market sentiment during the period.
As the six-month period progressed, the continued, highly dovish posture on monetary policy from the US Federal Reserve (Fed) lent further support to the markets, as the US central bank expressed its intention to remain “on the sidelines” with regard to major policy changes until at least 2023. The Fed based its projection on the view that near-term increases in inflation above the usual 2% target would be transitory, and not structural. The Fed also messaged that it would look at average inflation over time, rather than focusing on isolated upticks in prices and thus feeling compelled to raise rates in response.
However, the “reflation trade” wobbled during June as market participants navigated growing apprehension over the spread of COVID-19 variants and a somewhat “hawkish” Fed Open Market Committee (FOMC) meeting that month. Investors in the Treasury market reacted to the updated Fed “dot plot” displaying FOMC member forecasts for the federal funds rate, which pointed to a median year-end 2023 target rate of 0.625%, or 50 basis points (bps) higher than the March forecast. (The Fed’s “dot” plot/projection is a quarterly chart summarizing the outlook for the federal funds rate for each of the FOMC’s members. A basis point is equal to 1/100th of a percentage point.)

4

Pioneer Bond VCT Portfolio	Pioneer Variable Contracts Trust

The yield curve twisted around the intermediate portion, with short-end yields rising and long-end yields falling. Notably, breakeven inflation rates fell significantly. The movement suggested investor doubts regarding the Fed’s long-term commitment to its current average inflation targeting framework. (Breakeven rates represent the difference(s) between the yield of a nominal bond and an inflation-linked bond of the same maturity.)
Within the fixed-income markets, investment-grade corporate bonds posted a return of -1.27% for the six-month period, as rising Treasury yields weighed on prices, while less interest-rate-sensitive high-yield corporates returned 3.62% (as measured by the Bloomberg Barclays US Corporate Bond Index and the Bloomberg Barclays US Corporate High Yield Index, respectively). Returns for longer-term Treasuries were well into negative territory for the period, given the rise in yields seen over the first quarter of 2021. Securitized assets ended the six-month period with modest losses, while still outperforming Treasuries.
Q:What factors influenced the Portfolio’s benchmark-relative performance during the six-month period ended June 30, 2021?
A:The Portfolio’s sector allocations were the biggest positive contributions to performance relative to the Bloomberg Barclays US Aggregate Bond Index (the Bloomberg Barclays Index) over the six-month period. Security selection and interest-rate positioning also aided the Portfolio’s relative returns.
An off-benchmark allocation to non-agency mortgage-backed securities (MBS) proved beneficial for relative performance. Within the Portfolio’s non-agency MBS allocation, positive contributions were led by exposure to credit-risk-transfer securities (CRTs), which benefited over the six-month period from strong home-price appreciation. (CRTs are investments that transfer a portion of the risk associated with credit losses within pools of conventional residential mortgage loans from the government-sponsored entities, or GSEs, Fannie Mae and Freddie Mac, to the private sector.) Another positive contributor to the Portfolio’s return versus the Bloomberg Barclays Index was exposure to below-investment-grade high-yield corporates within the industrials and financials sectors. The Portfolio’s industrials holdings fared well during the period due to the strong performance of commodity-related issues, particularly energy pipelines. Within financials, relative performance benefited from the Portfolio’s allocations to surplus notes of US insurers and convertible preferred securities issued by European banks.
We have preferred to invest the Portfolio in securitized assets in lieu of having credit exposures within the off-benchmark holdings, and we have also focused on agency pass-through MBS over Treasuries, given historically low interest rates. The positioning worked out well for the Portfolio as Treasury yields drifted higher in the first quarter of 2021. In addition, the Portfolio’s modest off-benchmark allocation to Treasury inflation-protected securities (TIPS) aided returns over the six-month period, as inflation expectations moved higher in the first quarter.
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Pioneer Bond VCT Portfolio	Pioneer Variable Contracts Trust
Portfolio Management Discussion 6/30/21 (continued)

Within securitized assets, allocations to commercial MBS (CMBS) and asset-backed securities (ABS) proved beneficial to relative returns as investors continued to seek investments in sectors that had been lagging the recovery in riskier assets. The Portfolio’s positioning with respect to agency MBS also aided relative performance, as we were able to identify opportunities created by the Fed’s broad-based purchases within the asset class in its efforts to drive down borrowing costs.
Finally, the Portfolio’s interest-rate positioning benefited relative returns for the six-month period. Most notably, a short-duration stance compared with the Bloomberg Barclays Index entering 2021 (given low Treasury yields) contributed positively to relative performance, as yields on securities with longer maturities moved higher in the first quarter of the year. (Duration is a measure of the sensitivity of the price, or the value of principal, of a fixed-income investment to a change in interest rates, expressed as a number of years.)
There were no material detractors from the Portfolio’s benchmark-relative performance over the six-month period, given the negative return generated by the Bloomberg Barclays Index.
Q:Did the Portfolio have any investments in derivative securities during the six-month period ended June 30, 2021? If so, did the derivatives have any material impact on performance?
A: Yes, we invested the Portfolio in Treasury futures and credit-default swaps. We have typically invested in Treasury futures as part of our duration-management strategy for the Portfolio. We believe the use of Treasury futures has allowed us to express our views on duration and yield-curve positioning in the most efficient manner. We typically have invested in credit-default swaps to either gain or reduce Portfolio exposure to corporate bonds very quickly, as cash-bond transactions take a little more time to settle and have a higher liquidity cost.
The use of derivatives has allowed the Portfolio to benefit from the performance of the targeted asset classes, while retaining a better liquidity profile, which in turn may help to reduce risk. Treasury futures generally have not had an impact on the Portfolio’s performance, as we have used them primarily for hedging purposes. The use of credit-default swaps had no material impact on the Portfolio’s performance over the six-month period.
Q:What factors affected the Portfolio’s yield, or distributions* to shareholders, during the six-month period ended June 30, 2021?
A: The Portfolio’s monthly distribution rate decreased slightly over the six-month period. The increase in Treasury rates helped support the Portfolio’s yield, but tightening credit spreads ended up reducing the yield as the market began looking beyond COVID-19 and spread levels became more reflective of investors’ expectations of future economic stability. (Credit

* Distributions are not guaranteed.

6

Pioneer Bond VCT Portfolio	Pioneer Variable Contracts Trust

spreads are commonly defined as the differences in yield between Treasuries and other types of fixed-income securities with similar maturities.) The tightening of spreads, while reducing the Portfolio’s yield, had a positive effect on overall performance, due to capital appreciation.
Q:What is your investment outlook heading into the second half of the Portfolios’ fiscal year, and how is the Portfolio positioned?
A: The COVID-19 situation has remained a key driver of global economic activity, both positive and negative, and, in turn, the performance of financial markets. Though the spread of the highly contagious “Delta” variant of the virus has been driving an increase in COVID-19 infections (particularly in those regions with lower vaccination rates), in our view, the spread of the variant may not derail the economic recovery already underway in major developed economies where vaccination rates have been relatively high. While the vaccines apparently have not provided 100 percent protection against infection, “breakthrough” infections in vaccinated individuals have so far been less severe and resulted in fewer hospitalizations and deaths. It is important to keep this point in mind as the world transitions from fighting COVID-19 to living with COVID-19.
In his June post-FOMC meeting press conference, Fed Chair Powell reported that the committee has begun to talk about tapering its monthly purchases of Treasuries and agency MBS. Logically, some market participants have become worried about a repeat of the 2013 “taper tantrum,” if and when a taper plan is announced (possibly late this year). We do not expect a replay of 2013, however, as the current environment is quite different. The 2013 “tantrum” was triggered by Fed Chair Bernanke surprising investors during a May 2013 appearance before Congress by mentioning the possible curbing of near-term asset purchases if the US economy continued to improve. With no prior tapering experience and no road map from the Fed, market participants at that time struggled to determine the policy implications and reacted by repricing interest rates sharply higher. Fed officials, having learned from 2013, have been offering investors plenty of guidance and a good sense of their eventual policy game plan. While we still think it likely that the ultimate announcement of tapering could still precipitate some financial market volatility (as did the June FOMC meeting), unlike eight years ago, we believe any such episode could be relatively short lived.

7

Pioneer Bond VCT Portfolio	Pioneer Variable Contracts Trust
Portfolio Management Discussion 6/30/21 (continued)

A Word About Risk:
All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility and heightened uncertainty. The market prices of securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, recessions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues or adverse investor sentiment. These conditions may continue, recur, worsen or spread.
When interest rates rise, the prices of fixed- income securities in the Portfolio will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Portfolio will generally rise.
Investments in the Portfolio are subject to possible loss due to the financial failure of the issuers of the underlying securities and their inability to meet their debt obligations.
Prepayment risk is the chance that an issuer may exercise its right to prepay its security, if falling interest rates prompt the issuer to do so. Forced to reinvest the unanticipated proceeds at lower interest rates, the Portfolio would experience a decline in income and lose the opportunity for additional price appreciation.
Investments in high-yield or lower-rated securities are subject to greater-than-average price volatility, illiquidity and possibility of default.
The securities issued by U.S. Government-sponsored entities (i.e., FNMA, Freddie Mac) are neither guaranteed nor issued by the U.S. Government.
The Portfolio may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-backed securities are also subject to prepayments.
At times, the Portfolio’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Portfolio more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.
These risks may increase share price volatility.

The Portfolio’s current positioning has continued to balance a positive outlook for economic growth and accommodative financial conditions against credit spreads that we believe have been offering much-lower-than-average compensation for the risk assumed in most sectors. One exception is agency MBS, where recent spread-widening has resulted in relatively attractive spread levels compared to Treasuries and credit-sensitive spread sectors, in our opinion.
We have continued to take steps aimed at reducing the Portfolio’s overall risk exposures, and have become increasingly selective with regard to sub-sector and issuer exposures.

Please refer to the Schedule of Investments on pages 9 to 33 for a full listing of Portfolio securities.
Past performance is no guarantee of future results.
Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio’s historical or future performance are statements of opinion as of the date of this report.

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Pioneer Bond VCT Portfolio	Pioneer Variable Contracts Trust
Schedule of Investments 6/30/21 (unaudited)

Shares		Value
	UNAFFILIATED ISSUERS – 113.0%
	COMMON STOCK – 0.0%† of Net Assets
	Auto Components – 0.0%†
89	Lear Corp.	$ 15,600
	Total Auto Components	$ 15,600
	TOTAL COMMON STOCK
	(Cost $10,396)	$ 15,600
	CONVERTIBLE PREFERRED STOCK – 1.4% of Net Assets
	Banks – 1.4%
1,667(a)	Wells Fargo & Co., 7.5%	$ 2,544,192
	Total Banks	$ 2,544,192
	TOTAL CONVERTIBLE PREFERRED STOCK
	(Cost $2,324,754)	$ 2,544,192
Principal
Amount
USD ($)
	ASSET BACKED SECURITIES – 8.7% of Net Assets
500,000	American Credit Acceptance Receivables Trust, Series 2019-2, Class E, 4.29%, 6/12/25
	(144A)	$ 524,398
100,000	Amur Equipment Finance Receivables VI LLC, Series 2018-2A, Class C, 4.27%, 1/20/23 (144A)	102,833
200,000	Amur Equipment Finance Receivables VI LLC, Series 2018-2A, Class D, 4.45%, 6/20/23 (144A)	204,384
250,000(b)	ASSURANT CLO, Ltd., Series 2019-5A, Class D, 4.384% (3 Month USD LIBOR + 420 bps),
	1/15/33 (144A)	251,200
250,000(b)	Battalion CLO XV, Ltd., Series 2020-15A, Class D, 3.44% (3 Month USD LIBOR + 325 bps),
	1/17/33 (144A)	250,621
16,855	BCC Funding XIV LLC, Series 2018-1A, Class B, 3.39%, 8/21/23 (144A)	16,890
250,000(b)	Benefit Street Partners CLO XIX, Ltd., Series 2019-19A, Class E, 7.204% (3 Month USD
	LIBOR + 702 bps), 1/15/33 (144A)	249,988
250,000	Blackbird Capital Aircraft, Series 2021-1A, Class A, 2.443%, 7/15/46 (144A)	251,446
250,000(b)	Carlyle US CLO, Ltd., Series 2019-4A, Class C, 4.184% (3 Month USD LIBOR + 400 bps),
	1/15/33 (144A)	251,035
400,000	CIG Auto Receivables Trust, Series 2019-1A, Class B, 3.59%, 8/15/24 (144A)	406,835
57,871	Conn’s Receivables Funding LLC, Series 2019-B, Class B, 3.62%, 6/17/24 (144A)	58,084
300,000	Continental Credit Card ABS LLC, Series 2019-1A, Class A, 3.83%, 8/15/26 (144A)	305,731
100,000	CoreVest American Finance Trust, Series 2017-1, Class C, 3.756%, 10/15/49 (144A)	101,455
313,576	CoreVest American Finance Trust, Series 2020-3, Class A, 1.358%, 8/15/53 (144A)	310,741
100,000	DataBank Issuer, Series 2021-1A, Class B, 2.65%, 2/27/51 (144A)	101,157
296,250	Domino’s Pizza Master Issuer LLC, Series 2019-1A, Class A2, 3.668%, 10/25/49 (144A)	320,522
70,000	Drive Auto Receivables Trust, Series 2020-2, Class C, 2.28%, 8/17/26	71,827
50,000	Drive Auto Receivables Trust, Series 2020-2, Class D, 3.05%, 5/15/28	52,028
21,897(c)	Equifirst Mortgage Loan Trust, Series 2003-1, Class IF1, 4.01%, 12/25/32	22,338
43,373	FCI Funding LLC, Series 2019-1A, Class A, 3.63%, 2/18/31 (144A)	43,906
323,154	Finance of America Structured Securities Trust, Series 2019-JR3, Class JR2, 2.0%, 9/25/69	344,732
240,065	Finance of America Structured Securities Trust, Series 2021-JR1, 0.0%, 4/25/51	238,208
250,000	Foundation Finance Trust, Series 2019-1A, Class B, 4.22%, 11/15/34 (144A)	267,347
250,000	Foursight Capital Automobile Receivables Trust, Series 2019-1, Class D, 3.27%,
	6/16/25 (144A)	258,192
250,000(b)	Goldentree Loan Management US CLO 6, Ltd., Series 2019-6A, Class D, 4.038% (3 Month
	USD LIBOR + 385 bps), 1/20/33 (144A)	251,650
91,127	Home Partners of America Trust, Series 2019-1, Class D, 3.406%, 9/17/39 (144A)	91,357
18,515	Icon Brand Holdings LLC, Series 2013-1A, Class A2, 4.352%, 1/25/43 (144A)	7,870

The accompanying notes are an integral part of these financial statements.

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Pioneer Bond VCT Portfolio	Pioneer Variable Contracts Trust
Schedule of Investments 6/30/21 (unaudited) (continued)

Principal
Amount
USD ($)		Value
	ASSET BACKED SECURITIES – (continued)
100,000(b)	Invitation Homes Trust, Series 2018-SFR1, Class C, 1.332% (1 Month USD LIBOR + 125 bps),
	3/17/37 (144A)	$ 100,157
159,968(b)	Invitation Homes Trust, Series 2018-SFR2, Class D, 1.523% (1 Month USD LIBOR + 145 bps),
	6/17/37 (144A)	160,274
167,443(b)	Invitation Homes Trust, Series 2018-SFR3, Class D, 1.732% (1 Month USD LIBOR + 165 bps),
	7/17/37 (144A)	167,605
222,424	JG Wentworth XLIII LLC, Series 2019-1A, Class A, 3.82%, 8/17/71 (144A)	249,481
15,735	JG Wentworth XXII LLC, Series 2010-3A, Class A, 3.82%, 12/15/48 (144A)	16,569
250,000(b)	Madison Park Funding XXXVI, Ltd., Series 2019-36A, Class E, 7.434% (3 Month USD LIBOR +
	725 bps), 1/15/33 (144A)	250,234
150,000	Marlette Funding Trust, Series 2019-2A, Class C, 4.11%, 7/16/29 (144A)	153,360
100,000	Mercury Financial Credit Card Master Trust, Series 2021-1A, Class A, 1.54%, 3/20/26 (144A)	100,295
479,277(d)	Mill City Mortgage Loan Trust, Series 2018-2, Class M1, 3.75%, 5/25/58 (144A)	509,575
106,451	Mosaic Solar Loan Trust, Series 2019-2A, Class A, 2.88%, 9/20/40 (144A)	111,757
115,161	MVW LLC, Series 2020-1A, Class C, 4.21%, 10/20/37 (144A)	121,966
200,000	Nelnet Student Loan Trust, Series 2021-A, Class B1, 2.85%, 4/20/62 (144A)	204,164
84,791(b)	Newtek Small Business Loan Trust, Series 2017-1, Class A, 2.092% (1 Month USD LIBOR +
	200 bps), 2/25/43 (144A)	84,362
300,000	NMEF Funding LLC, Series 2019-A, Class B, 3.06%, 8/17/26 (144A)	304,272
100,000	NMEF Funding LLC, Series 2019-A, Class C, 3.3%, 8/17/26 (144A)	102,233
100,000	NMEF Funding LLC, Series 2021-A, Class C, 2.58%, 12/15/27 (144A)	99,789
100,000	Progress Residential Trust, Series 2018-SFR2, Class D, 4.338%, 8/17/35 (144A)	99,844
110,000	Progress Residential Trust, Series 2018-SFR2, Class E, 4.656%, 8/17/35 (144A)	110,611
190,000	Progress Residential Trust, Series 2018-SFR3, Class E, 4.873%, 10/17/35 (144A)	192,213
300,000	Progress Residential Trust, Series 2019-SFR2, Class E, 4.142%, 5/17/36 (144A)	306,270
300,000	Republic Finance Issuance Trust, Series 2019-A, Class A, 3.43%, 11/22/27 (144A)	303,194
315,000	SCF Equipment Leasing LLC, Series 2019-1A, Class C, 3.92%, 11/20/26 (144A)	316,449
200,000	SCF Equipment Leasing LLC, Series 2019-2A, Class C, 3.11%, 6/21/27 (144A)	209,286
199,192(d)	Sequoia Mortgage Trust, Series 2021-3, Class B1, 2.664%, 5/25/51 (144A)	196,480
200,000	Small Business Lending Trust, Series 2019-A, Class B, 3.42%, 7/15/26 (144A)	199,246
250,000(b)	Sound Point CLO XXV, Ltd., Series 2019-4A, Class D, 4.294% (3 Month USD LIBOR + 411 bps),
	1/15/33 (144A)	251,117
250,000(b)	Sound Point CLO XXVIII, Ltd., Series 2020-3A, Class D, 3.905% (3 Month USD LIBOR +
	365 bps), 1/25/32 (144A)	250,517
268,447	SpringCastle America Funding LLC, Series 2020-AA, Class A, 1.97%, 9/25/37 (144A)	271,100
250,000(b)	Symphony CLO XXII, Ltd., Series 2020-22A, Class C, 2.34% (3 Month USD LIBOR + 215 bps),
	4/18/33 (144A)	248,555
250,000(d)	Towd Point Mortgage Trust, Series 2015-2, Class 1B3, 3.434%, 11/25/60 (144A)	259,391
300,000(d)	Towd Point Mortgage Trust, Series 2015-6, Class B1, 3.859%, 4/25/55 (144A)	318,310
300,000(d)	Towd Point Mortgage Trust, Series 2016-1, Class B1, 3.725%, 2/25/55 (144A)	309,442
225,000(d)	Towd Point Mortgage Trust, Series 2016-3, Class B1, 4.094%, 4/25/56 (144A)	240,316
300,000(d)	Towd Point Mortgage Trust, Series 2016-4, Class B1, 3.86%, 7/25/56 (144A)	327,409
640,000(d)	Towd Point Mortgage Trust, Series 2017-4, Class M2, 3.25%, 6/25/57 (144A)	679,094
325,000(d)	Towd Point Mortgage Trust, Series 2018-3, Class M1, 3.875%, 5/25/58 (144A)	346,244
350,000(d)	Towd Point Mortgage Trust, Series 2018-3, Class M2, 3.875%, 5/25/58 (144A)	371,472
600,000(d)	Towd Point Mortgage Trust, Series 2019-4, Class M2B, 3.25%, 10/25/59 (144A)	625,328
634,000(b)	Towd Point Mortgage Trust, Series 2019-HY2, Class M2, 1.992% (1 Month USD LIBOR + 190
	bps), 5/25/58 (144A)	654,907
27,075(d)	Towd Point Mortgage Trust, Series 2019-HY2, Class XA, 5.0%, 5/25/58 (144A)	27,046

The accompanying notes are an integral part of these financial statements.
10

Pioneer Bond VCT Portfolio	Pioneer Variable Contracts Trust

Principal
Amount
USD ($)		Value
	ASSET BACKED SECURITIES – (continued)
309,794	Tricon American Homes Trust, Series 2019-SFR1, Class A, 2.75%, 3/17/38 (144A)	$ 323,237
180,000	Tricon American Homes Trust, Series 2020-SFR2, Class E1, 2.73%, 11/17/39 (144A)	178,947
53,552	US Auto Funding LLC, Series 2019-1A, Class B, 3.99%, 12/15/22 (144A)	53,925
125,048	Welk Resorts LLC, Series 2019-AA, Class D, 4.03%, 6/15/38 (144A)	128,777
74,832	Westgate Resorts LLC, Series 2018-1A, Class C, 4.1%, 12/20/31 (144A)	75,676
9,029	WRG Debt Funding II LLC, Series 2017-1, Class A, 4.458%, 3/15/26 (144A)	9,030
	TOTAL ASSET BACKED SECURITIES
	(Cost $15,547,807)	$ 15,976,301
	COLLATERALIZED MORTGAGE OBLIGATIONS – 14.7% of Net Assets
225,733(d)	Ajax Mortgage Loan Trust, Series 2021-A, Class A1, 1.065%, 9/25/65 (144A)	$ 225,537
100,000	American Homes 4 Rent Trust, Series 2015-SFR1, Class C, 4.11%, 4/17/52 (144A)	106,672
100,000(d)	Angel Oak Mortgage Trust I LLC, Series 2019-1, Class M1, 4.5%, 11/25/48 (144A)	101,193
230,000(d)	Angel Oak Mortgage Trust I LLC, Series 2019-2, Class M1, 4.065%, 3/25/49 (144A)	232,975
238,654(d)	Bayview Opportunity Master Fund IVa Trust, Series 2017-SPL5, Class A, 3.5%, 6/28/57 (144A)	244,067
73,029(b)	Bear Stearns ALT-A Trust, Series 2005-7, Class 11A1, 0.632% (1 Month USD LIBOR + 54 bps), 8/25/35	73,559
67,206(b)	Bellemeade Re, Ltd., Series 2018-1A, Class M1B, 1.692% (1 Month USD LIBOR + 160 bps),
	4/25/28 (144A)	67,249
275,589(b)	Bellemeade Re, Ltd., Series 2018-3A, Class M1B, 1.942% (1 Month USD LIBOR + 185 bps),
	10/25/28 (144A)	276,318
180,000(b)	Bellemeade Re, Ltd., Series 2018-3A, Class M2, 2.842% (1 Month USD LIBOR + 275 bps),
	10/25/28 (144A)	181,348
150,000(b)	Bellemeade Re, Ltd., Series 2019-1A, Class M1B, 1.842% (1 Month USD LIBOR + 175 bps),
	3/25/29 (144A)	150,000
150,000(b)	Bellemeade Re, Ltd., Series 2019-1A, Class M2, 2.792% (1 Month USD LIBOR + 270 bps),
	3/25/29 (144A)	150,283
190,000(b)	Bellemeade Re, Ltd., Series 2020-3A, Class M1C, 3.792% (1 Month USD LIBOR + 370 bps),
	10/25/30 (144A)	198,514
150,000(b)	Bellemeade Re, Ltd., Series 2020-3A, Class M2, 4.942% (1 Month USD LIBOR + 485 bps),
	10/25/30 (144A)	157,852
210,000(b)	Bellemeade Re, Ltd., Series 2020-4A, Class M2B, 3.692% (1 Month USD LIBOR + 360 bps),
	6/25/30 (144A)	212,612
100,000(d)	Bunker Hill Loan Depositary Trust, Series 2020-1, Class A2, 2.6%, 2/25/55 (144A)	101,559
100,000(d)	Bunker Hill Loan Depositary Trust, Series 2020-1, Class A3, 3.253%, 2/25/55 (144A)	102,364
100,000(d)	Cascade Funding Mortgage Trust, Series 2021-HB6, Class M3, 3.735%, 6/25/36 (144A)	100,000
200,000	Cascade MH Asset Trust, Series 2021-MH1, Class M1, 2.992%, 2/25/46 (144A)	205,789
100,000	Cascade MH Asset Trust, Series 2021-MH1, Class M2, 3.693%, 2/25/46 (144A)	104,782
300,000(d)	CFMT LLC, Series 2021-HB5, Class M3, 2.91%, 2/25/31 (144A)	298,955
385,480(d)	CIM Trust, Series 2019-J2, Class B4, 3.825%, 10/25/49 (144A)	386,337
250,000(d)	CIM Trust, Series 2019-R5, Class M3, 3.5%, 9/25/59 (144A)	263,115
180,000(d)	CIM Trust, Series 2020-R2, Class M3, 3.0%, 10/25/59 (144A)	182,309
248,006(d)	CIM Trust, Series 2021-J1, Class B1, 2.675%, 3/25/51 (144A)	249,976
500,000	Citigroup Commercial Mortgage Trust, Series 2020-GC46, Class A5, 2.717%, 2/15/53	528,593
248,506(d)	Citigroup Mortgage Loan Trust, Inc., Series 2018-RP2, Class A1, 2.987%, 2/25/58 (144A)	257,528
400,000(d)	Citigroup Mortgage Loan Trust, Inc., Series 2018-RP3, Class M3, 3.25%, 3/25/61 (144A)	411,227
100,000(d)	Citigroup Mortgage Loan Trust, Series 2021-INV1, Class B1W, 2.71%, 5/25/2051 (144A)	100,924
186,236(b)	Connecticut Avenue Securities Trust, Series 2019-R01, Class 2M2, 2.542% (1 Month USD
	LIBOR + 245 bps), 7/25/31 (144A)	187,246
48,436(b)	Connecticut Avenue Securities Trust, Series 2019-R03, Class 1M2, 2.242% (1 Month USD
	LIBOR + 215 bps), 9/25/31 (144A)	48,781

The accompanying notes are an integral part of these financial statements.
11

Pioneer Bond VCT Portfolio	Pioneer Variable Contracts Trust
Schedule of Investments 6/30/21 (unaudited) (continued)

Principal
Amount
USD ($)		Value
	COLLATERALIZED MORTGAGE OBLIGATIONS – (continued)
141,970(b)	Connecticut Avenue Securities Trust, Series 2019-R06, Class 2M2, 2.192% (1 Month USD
	LIBOR + 210 bps), 9/25/39 (144A)	$ 142,643
182,376(b)	Connecticut Avenue Securities Trust, Series 2019-R07, Class 1M2, 2.192% (1 Month USD
	LIBOR + 210 bps), 10/25/39 (144A)	183,129
104,714(b)	Connecticut Avenue Securities Trust, Series 2020-R02, Class 2M2, 2.092% (1 Month USD
	LIBOR + 200 bps), 1/25/40 (144A)	105,175
104,209(d)	CSMC Trust, Series 2013-IVR3, Class B4, 3.386%, 5/25/43 (144A)	104,448
200,000(d)	CSMC Trust, Series 2021-RPL2, Class M1, 2.75%, 1/25/60 (144A)	212,688
150,000(d)	CSMC Trust, Series 2021-RPL2, Class M2, 3.25%, 1/25/60 (144A)	161,416
65,384(b)	Eagle Re, Ltd., Series 2018-1, Class M1, 1.792% (1 Month USD LIBOR + 170 bps), 11/25/28 (144A)	65,428
228,595(b)	Eagle Re, Ltd., Series 2019-1, Class M1B, 1.892% (1 Month USD LIBOR + 180 bps), 4/25/29 (144A)	229,349
150,000(b)	Eagle Re, Ltd., Series 2020-2, Class M1C, 4.592% (1 Month USD LIBOR + 450 bps), 10/25/30 (144A)	152,401
230,000(b)	Eagle Re, Ltd., Series 2020-2, Class M2, 5.692% (1 Month USD LIBOR + 560 bps), 10/25/30 (144A)	235,687
21,649	Federal Home Loan Mortgage Corp. REMICS, Series 2944, Class OH, 5.5%, 3/15/35	25,129
272,830(b)(e)	Federal Home Loan Mortgage Corp. REMICS, Series 4091, Class SH, 6.477% (1 Month USD
	LIBOR + 655 bps), 8/15/42	57,050
2,414	Federal National Mortgage Association REMICS, Series 2009-36, Class HX, 4.5%, 6/25/29	2,540
550,000	Federal National Mortgage Association REMICS, Series 2013-61, Class BY, 3.0%, 6/25/43	585,777
498,766(d)	Flagstar Mortgage Trust, Series 2021-3INV, Class A16, 2.5%, 6/25/51 (144A)	505,154
280,000(b)	Freddie Mac Stacr Remic Trust, Series 2020-DNA3, Class B1, 5.192% (1 Month USD LIBOR +
	510 bps), 6/25/50 (144A)	293,156
280,000(b)	Freddie Mac Stacr Remic Trust, Series 2020-DNA4, Class B1, 6.092% (1 Month USD LIBOR +
	600 bps), 8/25/50 (144A)	299,962
65,429(b)	Freddie Mac Stacr Remic Trust, Series 2020-DNA4, Class M2, 3.842% (1 Month USD LIBOR +
	375 bps), 8/25/50 (144A)	66,134
190,000(b)	Freddie Mac Stacr Remic Trust, Series 2020-DNA5, Class B1, 4.818% (SOFR30A + 480
	bps), 10/25/50 (144A)	201,727
220,000(b)	Freddie Mac Stacr Remic Trust, Series 2020-DNA5, Class M2, 2.818% (SOFR30A + 280
	bps), 10/25/50 (144A)	223,291
110,000(b)	Freddie Mac Stacr Remic Trust, Series 2020-DNA6, Class B2, 5.668% (SOFR30A + 565
	bps), 12/25/50 (144A)	114,402
130,000(b)	Freddie Mac Stacr Remic Trust, Series 2020-HQA4, Class B1, 5.342% (1 Month USD LIBOR +
	525 bps), 9/25/50 (144A)	137,240
170,000(b)	Freddie Mac Stacr Remic Trust, Series 2021-DNA1, Class B1, 2.668% (SOFR30A + 265 bps),
	1/25/51 (144A)	168,418
320,000(b)	Freddie Mac Stacr Remic Trust, Series 2021-DNA1, Class B2, 4.768% (SOFR30A + 475 bps),
	1/25/51 (144A)	328,059
160,000(b)	Freddie Mac Stacr Remic Trust, Series 2021-HQA1, Class B2, 5.018% (SOFR30A + 500 bps),
	8/25/33 (144A)	161,601
310,000(b)	Freddie Mac Stacr Trust, Series 2018-HQA2, Class M2, 2.392% (1 Month USD LIBOR + 230 bps),
	10/25/48 (144A)	312,800
320,000(b)	Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2017-DNA2, Class M2,
	3.542% (1 Month USD LIBOR + 345 bps), 10/25/29	334,310
160,000(b)	Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2020-HQA5, Class B2,
	7.418% (SOFR30A + 740 bps), 11/25/50 (144A)	186,879
156,768(d)	FWD Securitization Trust, Series 2019-INV1, Class A1, 2.81%, 6/25/49 (144A)	160,272
12,784	Government National Mortgage Association, Series 2005-61, Class UZ, 5.25%, 8/16/35	13,216
4,062	Government National Mortgage Association, Series 2012-130, Class PA, 3.0%, 4/20/41	4,142
730,150(e)	Government National Mortgage Association, Series 2019-159, Class CI, 3.5%, 12/20/49	96,452
678,456(b)(e)	Government National Mortgage Association, Series 2020-9, Class SA, 3.257% (1 Month
	USD LIBOR + 335 bps), 1/20/50	53,427

The accompanying notes are an integral part of these financial statements.
12

Pioneer Bond VCT Portfolio	Pioneer Variable Contracts Trust

Principal
Amount
USD ($)		Value
	COLLATERALIZED MORTGAGE OBLIGATIONS – (continued)
282,505(d)	GS Mortgage-Backed Securities Corp. Trust, Series 2021-PJ1, Class A4, 2.5%, 6/25/51 (144A)	$ 285,425
641,957(d)	GS Mortgage-Backed Securities Corp. Trust, Series 2021-PJ4, Class A4, 2.5%, 9/25/51 (144A)	646,972
250,000(d)	GS Mortgage-Backed Securities Corp. Trust, Series 2021-RPL1, Class M1, 2.25%,
	12/25/60 (144A)	245,481
217,945(d)	GS Mortgage-Backed Securities Trust, Series 2020-NQM1, Class A3, 2.352%, 9/27/60 (144A)	221,020
68,968(b)	Home Re, Ltd., Series 2019-1, Class M1, 1.742% (1 Month USD LIBOR + 165 bps), 5/25/29 (144A)	69,016
150,000(b)	Home Re, Ltd., Series 2020-1, Class M1C, 4.242% (1 Month USD LIBOR + 415 bps),
	10/25/30 (144A)	152,250
150,000(b)	Home Re, Ltd., Series 2020-1, Class M2, 5.342% (1 Month USD LIBOR + 525 bps),
	10/25/30 (144A)	153,459
130,000(d)	Homeward Opportunities Fund I Trust, Series 2020-2, Class A3, 3.196%, 5/25/65 (144A)	134,032
100,000(d)	Homeward Opportunities Fund I Trust, Series 2020-2, Class M1, 3.897%, 5/25/65 (144A)	104,184
450,000	IMS Ecuadorian Mortgage Trust, Series 2021-1, Class GA, 3.4%, 8/18/43 (144A)	467,437
621,857(d)	JP Morgan Mortgage Trust, Series 2021-3, Class A3, 2.5%, 7/1/51 (144A)	632,949
437,843(d)	JP Morgan Mortgage Trust, Series 2021-4, Class A3, 2.5%, 8/25/51 (144A)	445,653
367,938(d)	JP Morgan Mortgage Trust, Series 2021-6, Class A3, 2.5%, 10/25/51 (144A)	374,501
245,292(d)	JP Morgan Mortgage Trust, Series 2021-6, Class A15, 2.5%, 10/25/51 (144A)	248,819
249,069(d)	JP Morgan Mortgage Trust, Series 2021-6, Class B1, 2.861%, 10/25/51 (144A)	253,111
547,684(d)	JP Morgan Mortgage Trust, Series 2021-7, Class A3, 2.5%, 11/25/51 (144A)	557,454
299,439(d)	JP Morgan Mortgage Trust, Series 2021-7, Class B2, 2.82%, 11/25/51 (144A)	302,235
450,000(d)	JP Morgan Mortgage Trust, Series 2021-8, Class A3, 2.5%, 12/25/51 (144A)	457,031
296,620(d)	JP Mortgage Trust, Series 2021-INV1, Class A5A, 2.5%, 10/25/51 (144A)	300,328
249,521(d)	JP Mortgage Trust, Series 2021-INV1, Class B1, 3.036%, 10/25/51 (144A)	258,475
199,617(d)	JP Mortgage Trust, Series 2021-INV1, Class B2, 3.036%, 10/25/51 (144A)	204,362
368,290(b)	JPMorgan Chase Bank NA, Series 2021-CL1, Class M2, 1.568% (SOFR30A + 155 bps),
	3/25/51 (144A)	368,670
70,389(b)	La Hipotecaria Panamanian Mortgage Trust, Series 2007-1GA, Class A, 4.5% (Panamanian
	Mortgage Reference Rate - 125 bps), 12/23/36 (144A)	72,809
21,126(b)	La Hipotecaria Panamanian Mortgage Trust, Series 2010-1GA, Class A, 2.75% (Panamanian
	Mortgage Reference Rate - 300 bps), 9/8/39 (144A)	21,852
244,296(b)	LSTAR Securities Investment, Ltd., Series 2019-3, Class A1, 2.592% (1 Month USD LIBOR +
	250 bps), 4/1/24 (144A)	243,077
218,271(d)	MFA Trust, Series 2020-NQM1, Class A3, 2.3%, 8/25/49 (144A)	221,366
350,000(d)	MFA Trust, Series 2021-RPL1, Class A2, 2.072%, 7/25/60 (144A)	349,826
696,156(d)	Mill City Mortgage Loan Trust, Series 2018-4, Class A1B, 3.5%, 4/25/66 (144A)	725,982
400,000(d)	Mill City Mortgage Loan Trust, Series 2019-GS2, Class M3, 3.25%, 8/25/59 (144A)	416,977
312,086(b)	New Residential Mortgage Loan Trust, Series 2018-4A, Class B1, 1.142% (1 Month USD
	LIBOR + 105 bps), 1/25/48 (144A)	304,574
190,571(d)	New Residential Mortgage Loan Trust, Series 2019-NQM4, Class A1, 2.492%, 9/25/59 (144A)	192,446
143,815(d)	New Residential Mortgage Loan Trust, Series 2019-RPL2, Class A1, 3.25%, 2/25/59 (144A)	151,398
150,000(b)	Oaktown Re V, Ltd., Series 2020-2A, Class M1B, 3.692% (1 Month USD LIBOR + 360 bps),
	10/25/30 (144A)	152,625
150,000(b)	Oaktown Re V, Ltd., Series 2020-2A, Class M2, 5.342% (1 Month USD LIBOR + 525 bps),
	10/25/30 (144A)	158,033
345,617(d)	OBX Trust, Series 2021-J1, Class A19, 2.5%, 5/25/51 (144A)	348,014
348,552(d)	PRMI Securitization Trust, Series 2021-1, Class B1, 2.482%, 4/25/51 (144A)	344,135
7,458(b)	Radnor Re, Ltd., Series 2018-1, Class M1, 1.492% (1 Month USD LIBOR + 140 bps), 3/25/28 (144A)	7,459
197,944(b)	Radnor Re, Ltd., Series 2019-1, Class M1B, 2.042% (1 Month USD LIBOR + 195 bps), 2/25/29 (144A)	198,478
370,000(b)	Radnor Re, Ltd., Series 2020-1, Class M1C, 1.842% (1 Month USD LIBOR + 175 bps), 1/25/30 (144A)	361,691

The accompanying notes are an integral part of these financial statements.
13

Pioneer Bond VCT Portfolio	Pioneer Variable Contracts Trust
Schedule of Investments 6/30/21 (unaudited) (continued)

Principal
Amount
USD ($)		Value
	COLLATERALIZED MORTGAGE OBLIGATIONS – (continued)
400,000(d)	RCKT Mortgage Trust, Series 2021-2, Class B1A, 2.567%, 6/25/51 (144A)	$ 398,905
156,575(d)	RMF Proprietary Issuance Trust, Series 2019-1, Class A, 2.75%, 10/25/63 (144A)	156,043
64,067(d)	Sequoia Mortgage Trust, Series 2018-CH3, Class A1, 4.5%, 8/25/48 (144A)	65,599
149,094+(d)	Sequoia Mortgage Trust, Series 2021-2, Class B1, 2.557%, 4/25/51 (144A)	150,363
199,192(d)	Sequoia Mortgage Trust, Series 2021-3, Class B2, 2.664%, 5/25/51 (144A)	195,025
380,000(b)	STACR Trust, Series 2018-HRP2, Class B1, 4.292% (1 Month USD LIBOR + 420 bps),
	2/25/47 (144A)	401,226
80,000(b)	STACR Trust, Series 2018-HRP2, Class M3, 2.492% (1 Month USD LIBOR + 240 bps),
	2/25/47 (144A)	81,476
550,000(d)	Towd Point Mortgage Trust, Series 2019-4, Class M1, 3.5%, 10/25/59 (144A)	584,637
398,492(d)	Towd Point Mortgage Trust, Series 2021-R1, Class A1, 2.918%, 11/30/60 (144A)	406,650
150,000(b)	Traingle Re, Ltd., Series 2020-1, Class M1C, 4.592% (1 Month USD LIBOR + 450 bps),
	10/25/30 (144A)	153,000
150,000(b)	Traingle Re, Ltd., Series 2020-1, Class M2, 5.692% (1 Month USD LIBOR + 560 bps),
	10/25/30 (144A)	151,875
480,000(b)	Traingle Re, Ltd., Series 2021-1, Class M1C, 3.492% (1 Month USD LIBOR + 340 bps),
	8/25/33 (144A)	481,189
333,780(d)	Visio Trust, Series 2019-2, Class A1, 2.722%, 11/25/54 (144A)	342,653
610,000(d)	Vista Point Securitization Trust, Series 2020-1, Class A3, 3.201%, 3/25/65 (144A)	626,461
	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
	(Cost $26,920,003)	$ 27,179,874
	COMMERCIAL MORTGAGE-BACKED SECURITIES – 6.1% of Net Assets
410,000	BANK, Series 2017-BNK7, Class AS, 3.748%, 9/15/60	$ 452,509
185,281(c)(e)	Bayview Commercial Asset Trust, Series 2007-2A, Class IO, 0.0%, 7/25/37 (144A)	—
250,000(b)	Beast Mortgage Trust, Series 2021-1818, Class A, 1.3% (1 Month USD LIBOR + 105 bps),
	3/15/36 (144A)	250,547
125,000	Benchmark Mortgage Trust, Series 2018-B5, Class A3, 3.944%, 7/15/51	142,420
250,000	Benchmark Mortgage Trust, Series 2018-B8, Class A4, 3.963%, 1/15/52	281,448
200,000(d)	Benchmark Mortgage Trust, Series 2020-IG3, Class B, 3.388%, 9/15/48 (144A)	210,931
150,000	Benchmark Mortgage Trust, Series 2021-B27, Class A5, 2.39%, 7/15/54	154,517
194,098(b)	BX Commercial Mortgage Trust, Series 2020-BXLP, Class D, 1.323% (1 Month USD LIBOR +
	125 bps), 12/15/36 (144A)	194,098
400,000	BX Trust, Series 2019-OC11, Class A, 3.202%, 12/9/41 (144A)	431,330
140,000	CFCRE Commercial Mortgage Trust, Series 2016-C3, Class A2, 3.597%, 1/10/48	152,461
148,913(b)	CHC Commercial Mortgage Trust, Series 2019-CHC, Class D, 2.123% (1 Month USD LIBOR +
	205 bps), 6/15/34 (144A)	145,734
250,000(d)	Citigroup Commercial Mortgage Trust, Series 2014-GC19, Class B, 4.805%, 3/10/47	270,684
250,000(d)	Citigroup Commercial Mortgage Trust, Series 2014-GC25, Class B, 4.345%, 10/10/47	269,871
125,000(d)	Citigroup Commercial Mortgage Trust, Series 2015-GC33, Class B, 4.726%, 9/10/58	137,435
250,000	Citigroup Commercial Mortgage Trust, Series 2016-P5, Class D, 3.0%, 10/10/49 (144A)	203,143
150,000	Citigroup Commercial Mortgage Trust, Series 2017-C4, Class A4, 3.471%, 10/12/50	165,070
100,000(d)	Citigroup Commercial Mortgage Trust, Series 2018-B2, Class AS, 4.179%, 3/10/51	111,509
300,000	Citigroup Commercial Mortgage Trust, Series 2019-SMRT, Class A, 4.149%, 1/10/36 (144A)	322,170
245,748(b)	Cold Storage Trust, Series 2020-ICE5, Class D, 2.173% (1 Month USD LIBOR + 210 bps),
	11/15/37 (144A)	246,672
241,251	COMM Mortgage Trust, Series 2012-CR3, Class A3, 2.822%, 10/15/45	245,160
238,711	COMM Mortgage Trust, Series 2014-UBS3, Class A3, 3.546%, 6/10/47	253,441
150,000	COMM Mortgage Trust, Series 2014-UBS4, Class A4, 3.42%, 8/10/47	157,989
175,000(d)	COMM Mortgage Trust, Series 2015-DC1, Class B, 4.035%, 2/10/48	187,436

The accompanying notes are an integral part of these financial statements.
14

Pioneer Bond VCT Portfolio	Pioneer Variable Contracts Trust

Principal
Amount
USD ($)		Value
	COMMERCIAL MORTGAGE-BACKED SECURITIES – (continued)
184,679	COMM Mortgage Trust, Series 2016-CR28, Class AHR, 3.651%, 2/10/49	$ 197,112
250,000(b)	Credit Suisse Mortgage Capital Certificates, Series 2019-ICE4, Class E, 2.223% (1 Month
	USD LIBOR + 215 bps), 5/15/36 (144A)	250,471
53,849(b)	FREMF Mortgage Trust, Series 2014-KF05, Class B, 4.086% (1 Month USD LIBOR + 400 bps),
	9/25/22 (144A)	53,979
90,000(d)	FREMF Mortgage Trust, Series 2017-K66, Class B, 4.173%, 7/25/27 (144A)	100,269
150,000(d)	FREMF Mortgage Trust, Series 2017-KW03, Class B, 4.199%, 7/25/27 (144A)	159,414
100,000(d)	FREMF Mortgage Trust, Series 2019-K88, Class C, 4.526%, 2/25/52 (144A)	110,786
148,610(b)	FREMF Mortgage Trust, Series 2019-KF64, Class B, 2.386% (1 Month USD LIBOR + 230
	bps), 6/25/26 (144A)	149,309
172,398(d)	FRESB Mortgage Trust, Series 2018-SB52, Class A7F, 3.39%, 6/25/25	182,176
781,486(d)(e)	Government National Mortgage Association, Series 2017-21, Class IO, 0.702%, 10/16/58	40,188
200,000	GS Mortgage Securities Trust, Series 2015-GC28, Class A5, 3.396%, 2/10/48	215,454
323,000	ILPT Trust, Series 2019-SURF, Class A, 4.145%, 2/11/41 (144A)	370,502
450,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2016-JP2, Class A4,
	2.822%, 8/15/49	476,703
200,000(d)	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2018-BCON, Class C,
	3.881%, 1/5/31 (144A)	204,046
250,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2018-WPT, Class AFX,
	4.248%, 7/5/33 (144A)	263,363
150,000(d)	JPMDB Commercial Mortgage Securities Trust, Series 2016-C2, Class B, 3.99%, 6/15/49	156,237
200,000	JPMDB Commercial Mortgage Securities Trust, Series 2016-C4, Class A3, 3.141%, 12/15/49	216,651
100,000(d)	JPMDB Commercial Mortgage Securities Trust, Series 2016-C4, Class D, 3.2%, 12/15/49 (144A)	89,346
250,000	JPMDB Commercial Mortgage Securities Trust, Series 2018-C8, Class A4, 4.211%, 6/15/51	287,034
1,600,000(d)(e)	JPMDB Commercial Mortgage Securities Trust, Series 2018-C8, Class XB, 0.192%, 6/15/51	14,849
225,000	Key Commercial Mortgage Securities Trust, Series 2019-S2, Class A3, 3.469%, 6/15/52 (144A)	238,069
60,000(d)	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C21, Class C, 4.279%, 3/15/48	59,698
250,000(d)	Morgan Stanley Capital I Trust, Series 2018-MP, Class A, 4.419%, 7/11/40 (144A)	282,632
120,765(b)	Multifamily Connecticut Avenue Securities Trust, Series 2019-01, Class M7, 1.792% (1 Month
	USD LIBOR + 170 bps), 10/15/49 (144A)	120,671
150,000	Palisades Center Trust, Series 2016-PLSD, Class A, 2.713%, 4/13/33 (144A)	139,921
550,000	SLG Office Trust, Series 2021-OVA, Class E, 2.851%, 7/15/41 (144A)	538,991
260,000	Wells Fargo Commercial Mortgage Trust, Series 2015-NXS3, Class A4, 3.617%, 9/15/57	284,656
237,834	Wells Fargo Commercial Mortgage Trust, Series 2016-C32, Class A3, 3.294%, 1/15/59	255,570
200,000	Wells Fargo Commercial Mortgage Trust, Series 2016-LC24, Class A3, 2.684%, 10/15/49	210,349
450,000(d)	Wells Fargo Commercial Mortgage Trust, Series 2018-C43, Class A4, 4.012%, 3/15/51	511,333
	TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES
	(Cost $10,857,206)	$ 11,166,354
	CORPORATE BONDS – 33.7% of Net Assets
	Advertising – 0.3%
407,000	Interpublic Group of Cos., Inc., 4.75%, 3/30/30	$ 480,945
	Total Advertising	$ 480,945
	Aerospace/Defense – 1.5%
774,000	Boeing Co., 3.75%, 2/1/50	$ 798,286
480,000	Boeing Co., 3.9%, 5/1/49	505,839
470,000	Raytheon Technologies Corp., 3.2%, 3/15/24	499,665
270,000	Raytheon Technologies Corp., 4.125%, 11/16/28	310,914
660,000	Teledyne Technologies, Inc., 2.25%, 4/1/28	672,580
	Total Aerospace/Defense	$ 2,787,284

The accompanying notes are an integral part of these financial statements.
15

Pioneer Bond VCT Portfolio	Pioneer Variable Contracts Trust
Schedule of Investments 6/30/21 (unaudited) (continued)

Principal
Amount
USD ($)		Value
	Airlines – 0.9%
231,080	Air Canada 2017-1 Class AA Pass Through Trust, 3.3%, 1/15/30 (144A)	$ 233,962
380,479	Alaska Airlines 2020-1 Class A Pass Through Trust, 4.8%, 8/15/27 (144A)	421,156
55,000	American Airlines, Inc./AAdvantage Loyalty IP, Ltd., 5.5%, 4/20/26 (144A)	58,231
50,000	American Airlines, Inc./AAdvantage Loyalty IP, Ltd., 5.75%, 4/20/29 (144A)	53,979
154,947	British Airways 2019-1 Class A Pass Through Trust, 3.35%, 6/15/29 (144A)	155,177
154,386	British Airways 2019-1 Class AA Pass Through Trust, 3.3%, 12/15/32 (144A)	157,175
50,378	British Airways 2020-1 Class A Pass Through Trust, 4.25%, 11/15/32 (144A)	54,260
68,484	British Airways 2020-1 Class B Pass Through Trust, 8.375%, 11/15/28 (144A)	79,196
85,000	Delta Air Lines, Inc./SkyMiles IP, Ltd., 4.75%, 10/20/28 (144A)	94,555
152,124	JetBlue 2019-1 Class AA Pass Through Trust, 2.75%, 5/15/32	156,361
59,004	JetBlue 2020-1 Class A Pass Through Trust, 4.0%, 11/15/32	65,101
94,139	United Airlines 2020-1 Class B Pass Through Trust, 4.875%, 1/15/26	99,834
50,000	United Airlines, Inc., 4.375%, 4/15/26 (144A)	51,750
50,000	United Airlines, Inc., 4.625%, 4/15/29 (144A)	51,750
	Total Airlines	$ 1,732,487
	Auto Manufacturers – 2.0%
720,000(b)	BMW US Capital LLC, 0.58% (SOFRRATE + 53 bps), 4/1/24 (144A)	$ 726,160
200,000	Ford Motor Credit Co. LLC, 3.625%, 6/17/31	203,876
225,000	Ford Motor Credit Co. LLC, 5.584%, 3/18/24	246,420
216,000	General Motors Co., 6.6%, 4/1/36	296,873
545,000(b)	General Motors Financial Co., Inc., 0.804% (SOFRRATE + 76 bps), 3/8/24	548,857
353,000	General Motors Financial Co., Inc., 4.0%, 1/15/25	384,683
400,000	Hyundai Capital Services, Inc., 3.0%, 8/29/22 (144A)	410,158
810,000(b)	Toyota Motor Credit Corp., 0.337% (SOFRRATE + 32 bps), 4/6/23	811,612
	Total Auto Manufacturers	$ 3,628,639
	Auto Parts & Equipment – 0.1%
105,000	Dana, Inc., 4.25%, 9/1/30	$ 108,019
110,000	Lear Corp., 3.5%, 5/30/30	118,308
	Total Auto Parts & Equipment	$ 226,327
	Banks – 4.2%
535,000(d)	AIB Group Plc, 4.263% (3 Month USD LIBOR + 187 bps), 4/10/25 (144A)	$ 576,383
318,000	Banco Santander Chile, 2.7%, 1/10/25 (144A)	331,963
663,000(d)	Bank of America Corp., 2.884% (3 Month USD LIBOR + 119 bps), 10/22/30	699,096
200,000	BPCE SA, 4.875%, 4/1/26 (144A)	226,905
400,000(a)(d)	Credit Suisse Group AG, 7.125% (5 Year USD Swap Rate + 511 bps)	417,500
410,000	Danske Bank AS, 5.375%, 1/12/24 (144A)	454,659
286,000(d)	Goldman Sachs Group, Inc., 3.272% (3 Month USD LIBOR + 120 bps), 9/29/25	305,994
215,000(d)	Goldman Sachs Group, Inc., 4.223% (3 Month USD LIBOR + 130 bps), 5/1/29	245,406
150,000	HSBC Bank Plc, 7.65%, 5/1/25	181,312
400,000	Lloyds Banking Group Plc, 4.65%, 3/24/26	453,052
335,000(d)	Macquarie Group Ltd., 2.691% (SOFRRATE + 144 bps), 6/23/32 (144A)	336,271
435,000(a)(d)	Natwest Group Plc, 8.625% (5 Year USD Swap Rate + 760 bps)	438,589
200,000(a)(d)	Societe Generale SA, 4.75% (5 Year CMT Index + 393 bps) (144A)	207,250
200,000(a)(d)	Societe Generale SA, 5.375% (5 Year CMT Index + 451 bps) (144A)	211,750
400,000(a)(d)	Societe Generale SA, 7.375% (5 Year USD Swap Rate + 624 bps) (144A)	403,520
400,000	Sumitomo Mitsui Financial Group, Inc., 3.202%, 9/17/29	426,088

The accompanying notes are an integral part of these financial statements.
16

Pioneer Bond VCT Portfolio	Pioneer Variable Contracts Trust

Principal
Amount
USD ($)		Value
	Banks – (continued)
250,000	UBS AG, 7.625%, 8/17/22	$ 268,929
400,000(a)(d)	UBS Group AG, 7.0% (5 Year USD Swap Rate + 434 bps) (144A)	440,500
200,000(a)(d)	UBS Group AG, 7.125% (5 Year USD Swap Rate + 588 bps)	201,000
700,000(d)	UniCredit S.p.A., 2.569% (1 Year CMT Index + 230 bps), 9/22/26 (144A)	709,964
200,000(d)	UniCredit S.p.A., 7.296% (5 Year USD 1100 Run ICE Swap Rate + 491 bps), 4/2/34 (144A)	240,464
	Total Banks	$ 7,776,595
	Beverages – 0.7%
800,000	Anheuser-Busch InBev Worldwide, Inc., 5.55%, 1/23/49	$ 1,103,917
172,000	Bacardi, Ltd., 5.3%, 5/15/48 (144A)	224,392
	Total Beverages	$ 1,328,309
	Building Materials – 0.2%
174,000	Carrier Global Corp., 2.722%, 2/15/30	$ 180,571
125,000	Standard Industries, Inc., 4.375%, 7/15/30 (144A)	128,906
10,000	Summit Materials LLC/Summit Materials Finance Corp., 5.25%, 1/15/29 (144A)	10,625
	Total Building Materials	$ 320,102
	Chemicals – 0.4%
75,000	Ingevity Corp., 3.875%, 11/1/28 (144A)	$ 74,438
103,000	NOVA Chemicals Corp., 5.25%, 6/1/27 (144A)	111,013
341,000	Olin Corp., 5.0%, 2/1/30	363,591
35,000	Olin Corp., 5.625%, 8/1/29	38,725
200,000	Tronox, Inc., 4.625%, 3/15/29 (144A)	202,246
	Total Chemicals	$ 790,013
	Commercial Services – 0.7%
123,000	Allied Universal Holdco LLC/Allied Universal Finance Corp., 6.625%, 7/15/26 (144A)	$ 130,408
115,000	CoreLogic, Inc., 4.5%, 5/1/28 (144A)	113,994
150,000	Element Fleet Management Corp., 1.6%, 4/6/24 (144A)	152,451
200,000	ERAC USA Finance LLC, 3.3%, 12/1/26 (144A)	218,086
165,000	Garda World Security Corp., 4.625%, 2/15/27 (144A)	165,825
50,000	President & Fellows of Harvard College, 2.3%, 10/1/23	51,858
180,000	Prime Security Services Borrower LLC/Prime Finance, Inc., 6.25%, 1/15/28 (144A)	191,475
200,000	Sotheby’s, 7.375%, 10/15/27 (144A)	215,750
	Total Commercial Services	$ 1,239,847
	Cosmetics/Personal Care – 0.1%
120,000	Edgewell Personal Care Co., 5.5%, 6/1/28 (144A)	$ 127,200
	Total Cosmetics/Personal Care	$ 127,200
	Diversified Financial Services – 1.6%
215,000	Air Lease Corp., 3.125%, 12/1/30	$ 218,654
315,000	Alliance Data Systems Corp., 7.0%, 1/15/26 (144A)	337,444
30,000	Avolon Holdings Funding, Ltd., 3.95%, 7/1/24 (144A)	32,000
170,000	Capital One Financial Corp., 3.3%, 10/30/24	183,110
400,000	Capital One Financial Corp., 3.75%, 4/24/24	432,167
270,000(a)(d)	Capital One Financial Corp., 3.95% (5 Year CMT Index + 316 bps)	275,737
180,000	Capital One Financial Corp., 4.25%, 4/30/25	200,631
450,000	GE Capital Funding LLC, 4.55%, 5/15/32	535,372
65,000	Nationstar Mortgage Holdings, Inc., 5.125%, 12/15/30 (144A)	64,675
15,000	Nationstar Mortgage Holdings, Inc., 6.0%, 1/15/27 (144A)	15,544

The accompanying notes are an integral part of these financial statements.
17

Pioneer Bond VCT Portfolio	Pioneer Variable Contracts Trust
Schedule of Investments 6/30/21 (unaudited) (continued)

Principal
Amount
USD ($)		Value
	Diversified Financial Services – (continued)
140,000	OneMain Finance Corp., 3.5%, 1/15/27	$ 141,050
404,000	OneMain Finance Corp., 4.0%, 9/15/30	399,831
120,000	United Wholesale Mortgage LLC, 5.5%, 4/15/29 (144A)	119,972
	Total Diversified Financial Services	$ 2,956,187
	Electric – 2.5%
274,050	Adani Renewable Energy RJ, Ltd./Kodangal Solar Parks Pvt, Ltd./Wardha Solar Maharash,
	4.625%, 10/15/39 (144A)	$ 278,051
280,000	AES Corp., 2.45%, 1/15/31 (144A)	277,352
100,000	AES Corp., 3.95%, 7/15/30 (144A)	109,350
699,000	Calpine Corp., 3.75%, 3/1/31 (144A)	665,693
133,000(c)	Dominion Energy, Inc., 3.071%, 8/15/24	141,000
135,000	Iberdrola International BV, 6.75%, 7/15/36	204,481
430,000	NextEra Energy Capital Holdings, Inc., 3.55%, 5/1/27	474,776
290,000	NRG Energy, Inc., 2.45%, 12/2/27 (144A)	292,095
40,000	Pattern Energy Operations LP/Pattern Energy Operations, Inc., 4.5%, 8/15/28 (144A)	41,408
255,000	Puget Energy, Inc., 2.379%, 6/15/28 (144A)	257,833
240,000	Puget Energy, Inc., 4.1%, 6/15/30	268,868
14,286	San Diego Gas & Electric Co., 1.914%, 2/1/22	14,339
335,000	Sempra Energy, 3.4%, 2/1/28	368,389
39,286	Southern California Edison Co., 1.845%, 2/1/22	39,305
121,000	Talen Energy Supply LLC, 6.625%, 1/15/28 (144A)	110,715
130,000	Talen Energy Supply LLC, 7.625%, 6/1/28 (144A)	121,642
470,000	Vistra Operations Co. LLC, 3.7%, 1/30/27 (144A)	502,390
200,000	Vistra Operations Co. LLC, 4.375%, 5/1/29 (144A)	201,000
150,000	Xcel Energy, Inc., 3.4%, 6/1/30	164,584
	Total Electric	$ 4,533,271
	Electronics – 0.3%
300,000	Amphenol Corp., 3.125%, 9/15/21	$ 300,968
102,000	Amphenol Corp., 3.2%, 4/1/24	108,224
70,000	Atkore, Inc., 4.25%, 6/1/31 (144A)	70,896
	Total Electronics	$ 480,088
	Energy-Alternate Sources – 0.0%†
41,923	Alta Wind Holdings LLC, 7.0%, 6/30/35 (144A)	$ 47,566
	Total Energy-Alternate Sources	$ 47,566
	Engineering & Construction – 0.1%
152,000	Dycom Industries, Inc., 4.5%, 4/15/29 (144A)	$ 153,316
	Total Engineering & Construction	$ 153,316
	Entertainment – 0.0%†
35,000	Boyne USA, Inc., 4.75%, 5/15/29 (144A)	$ 36,111
	Total Entertainment	$ 36,111
	Environmental Control – 0.1%
205,000	Covanta Holding Corp., 5.0%, 9/1/30	$ 215,250
72,000	Covanta Holding Corp., 6.0%, 1/1/27	74,880
	Total Environmental Control	$ 290,130

 The accompanying notes are an integral part of these financial statements.
18

Pioneer Bond VCT Portfolio	Pioneer Variable Contracts Trust

Principal
Amount
USD ($)		Value
	Food – 0.5%
75,000	Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC, 4.875%, 2/15/30 (144A)	$ 79,988
150,000	Kellogg Co., 2.1%, 6/1/30	150,899
235,000	Minerva Luxembourg SA, 4.375%, 3/18/31 (144A)	233,472
60,000	Pilgrim’s Pride Corp., 5.875%, 9/30/27 (144A)	63,900
100,000	Smithfield Foods, Inc., 2.65%, 10/3/21 (144A)	100,487
200,000	Smithfield Foods, Inc., 3.0%, 10/15/30 (144A)	201,860
21,000	Smithfield Foods, Inc., 5.2%, 4/1/29 (144A)	24,467
	Total Food	$ 855,073
	Forest Products & Paper – 0.2%
80,000	Clearwater Paper Corp., 4.75%, 8/15/28 (144A)	$ 79,700
234,000	International Paper Co., 7.3%, 11/15/39	362,304
	Total Forest Products & Paper	$ 442,004
	Gas – 0.2%
110,000	Boston Gas Co., 3.15%, 8/1/27 (144A)	$ 117,990
178,994	Nakilat, Inc., 6.267%, 12/31/33 (144A)	219,974
	Total Gas	$ 337,964
	Hand/Machine Tools – 0.1%
125,000	Kennametal, Inc., 2.8%, 3/1/31	$ 125,884
	Total Hand/Machine Tools	$ 125,884
	Healthcare-Products – 0.6%
390,000	Boston Scientific Corp., 2.65%, 6/1/30	$ 403,802
225,000	Edwards Lifesciences Corp., 4.3%, 6/15/28	261,095
500,000	Smith & Nephew Plc, 2.032%, 10/14/30	489,598
	Total Healthcare-Products	$ 1,154,495
	Healthcare-Services – 0.6%
164,000	Anthem, Inc., 3.65%, 12/1/27	$ 183,649
41,000	Anthem, Inc., 4.101%, 3/1/28	46,895
525,000	Fresenius Medical Care US Finance III, Inc., 2.375%, 2/16/31 (144A)	512,789
130,000	Humana, Inc., 3.95%, 3/15/27	145,870
250,000	Laboratory Corp. of America Holdings, 2.7%, 6/1/31	255,039
	Total Healthcare-Services	$ 1,144,242
	Insurance – 1.3%
190,000	Arthur J Gallagher & Co., 2.5%, 5/20/31	$ 192,113
90,000	AXA SA, 8.6%, 12/15/30	136,901
100,000(d)	Farmers Exchange Capital III, 5.454% (3 Month USD LIBOR + 345 bps), 10/15/54 (144A)	125,311
340,000(d)	Farmers Insurance Exchange, 4.747% (3 Month USD LIBOR + 323 bps), 11/1/57 (144A)	383,454
645,000	Liberty Mutual Insurance Co., 7.697%, 10/15/97 (144A)	1,003,560
475,000	Nationwide Mutual Insurance Co., 4.35%, 4/30/50 (144A)	532,699
26,000	Teachers Insurance & Annuity Association of America, 6.85%, 12/16/39 (144A)	39,457
	Total Insurance	$ 2,413,495
	Internet – 0.4%
75,000	ANGI Group LLC, 3.875%, 8/15/28 (144A)	$ 74,531
562,000	Expedia Group, Inc., 3.25%, 2/15/30	587,617
	Total Internet	$ 662,148

The accompanying notes are an integral part of these financial statements.
19

Pioneer Bond VCT Portfolio	Pioneer Variable Contracts Trust
Schedule of Investments 6/30/21 (unaudited) (continued)

Principal
Amount
USD ($)		Value
	Lodging – 0.6%
155,000	Hilton Domestic Operating Co., Inc., 3.75%, 5/1/29 (144A)	$ 156,194
520,000	Marriott International, Inc., 3.5%, 10/15/32	553,083
100,000	Marriott International, Inc., 4.625%, 6/15/30	115,284
40,000	Marriott International, Inc., 5.75%, 5/1/25	46,187
220,000	Sands China Ltd., 4.375%, 6/18/30	237,857
	Total Lodging	$ 1,108,605
	Machinery-Construction & Mining – 0.1%
205,000	Weir Group Plc, 2.2%, 5/13/26 (144A)	$ 205,927
	Total Machinery-Construction & Mining	$ 205,927
	Media – 0.6%
40,000	CCO Holdings LLC/CCO Holdings Capital Corp., 4.5%, 6/1/33 (144A)	$ 40,930
275,000	CCO Holdings LLC/CCO Holdings Capital Corp., 4.75%, 3/1/30 (144A)	290,469
270,000	Comcast Corp., 4.15%, 10/15/28	313,030
200,000	CSC Holdings LLC, 4.625%, 12/1/30 (144A)	196,222
33,000	Diamond Sports Group LLC/Diamond Sports Finance Co., 6.625%, 8/15/27 (144A)	16,170
70,000	News Corp., 3.875%, 5/15/29 (144A)	70,700
210,000	Sirius XM Radio, Inc., 4.0%, 7/15/28 (144A)	216,523
	Total Media	$ 1,144,044
	Mining – 0.4%
220,000	Anglo American Capital Plc, 2.25%, 3/17/28 (144A)	$ 222,625
416,000	FMG Resources August 2006 Pty Ltd., 4.375%, 4/1/31 (144A)	444,080
50,000	Kaiser Aluminum Corp., 4.5%, 6/1/31 (144A)	51,277
	Total Mining	$ 717,982
	Miscellaneous Manufacturers – 0.0%†
65,000	Hillenbrand, Inc., 3.75%, 3/1/31	$ 64,452
	Total Miscellaneous Manufacturers	$ 64,452
	Multi-National – 0.5%
370,000	Africa Finance Corp., 4.375%, 4/17/26 (144A)	$ 402,693
200,000	African Export-Import Bank, 3.994%, 9/21/29 (144A)	210,565
230,000	Banque Ouest Africaine de Developpement, 4.7%, 10/22/31 (144A)	248,584
	Total Multi-National	$ 861,842
	Oil & Gas – 1.5%
595,000	Cenovus Energy, Inc., 6.75%, 11/15/39	$ 808,237
55,000	EQT Corp., 3.125%, 5/15/26 (144A)	56,222
60,000	EQT Corp., 3.625%, 5/15/31 (144A)	62,550
60,000	Hilcorp Energy I LP/Hilcorp Finance Co., 6.0%, 2/1/31 (144A)	63,546
640,000	Lundin Energy Finance BV, 3.1%, 7/15/31 (144A)	647,221
150,000	MEG Energy Corp., 7.125%, 2/1/27 (144A)	159,799
55,000	PBF Holding Co. LLC/PBF Finance Corp., 9.25%, 5/15/25 (144A)	55,406
185,000	Petroleos Mexicanos, 5.35%, 2/12/28	181,938
120,000	Phillips 66, 2.15%, 12/15/30	118,103
90,000	Phillips 66, 3.85%, 4/9/25	99,059
115,000	Valero Energy Corp., 2.15%, 9/15/27	116,884
312,000	Valero Energy Corp., 6.625%, 6/15/37	428,018
	Total Oil & Gas	$ 2,796,983

The accompanying notes are an integral part of these financial statements.
20

Pioneer Bond VCT Portfolio	Pioneer Variable Contracts Trust

Principal
Amount
USD ($)		Value
	Packaging & Containers – 0.1%
135,000	TriMas Corp., 4.125%, 4/15/29 (144A)	$ 136,660
	Total Packaging & Containers	$ 136,660
	Pharmaceuticals – 1.5%
500,000	AmerisourceBergen Corp., 0.737%, 3/15/23	$ 500,960
166,000	Bausch Health Americas, Inc., 9.25%, 4/1/26 (144A)	180,558
200,000	Bayer US Finance II LLC, 4.25%, 12/15/25 (144A)	222,884
22,031	CVS Pass-Through Trust, 5.298%, 1/11/27 (144A)	24,164
74,431	CVS Pass-Through Trust, 5.773%, 1/10/33 (144A)	88,267
43,254	CVS Pass-Through Trust, 5.926%, 1/10/34 (144A)	52,339
112,724	CVS Pass-Through Trust, 6.036%, 12/10/28	132,020
100,166	CVS Pass-Through Trust, 8.353%, 7/10/31 (144A)	131,351
200,000	Jazz Securities, DAC, 4.375%, 1/15/29 (144A)	207,360
200,000	Organon & Co./Organon Foreign Debt Co.-Issuer BV, 4.125%, 4/30/28 (144A)	203,960
165,000	Pfizer, Inc., 2.625%, 4/1/30	175,845
369,000	Teva Pharmaceutical Finance Netherlands III BV, 3.15%, 10/1/26	351,011
200,000	Teva Pharmaceutical Finance Netherlands III BV, 6.75%, 3/1/28	219,000
200,000	Teva Pharmaceutical Finance Netherlands III BV, 7.125%, 1/31/25	220,500
	Total Pharmaceuticals	$ 2,710,219
	Pipelines – 3.2%
170,000	DCP Midstream Operating LP, 5.375%, 7/15/25	$ 189,329
100,000	DCP Midstream Operating LP, 5.6%, 4/1/44	110,000
40,000	Enable Midstream Partners LP, 4.15%, 9/15/29	43,837
479,000	Enable Midstream Partners LP, 4.95%, 5/15/28	548,862
360,000	Enbridge, Inc., 3.7%, 7/15/27	397,261
224,000	Energy Transfer LP, 5.35%, 5/15/45	259,276
140,000	Energy Transfer LP, 6.0%, 6/15/48	177,075
25,000	Energy Transfer LP, 6.1%, 2/15/42	31,094
40,000	Energy Transfer LP, 6.125%, 12/15/45	51,003
125,000	Energy Transfer LP, 6.5%, 2/1/42	162,361
340,000(a)(d)	Energy Transfer LP, 7.125% (5 Year CMT Index + 531 bps)	351,050
20,000	EnLink Midstream LLC, 5.375%, 6/1/29	20,872
280,000	EnLink Midstream Partners LP, 5.45%, 6/1/47	248,500
134,000	EnLink Midstream Partners LP, 5.6%, 4/1/44	121,270
145,000	Hess Midstream Operations LP, 5.125%, 6/15/28 (144A)	152,069
373,000	Midwest Connector Capital Co. LLC, 4.625%, 4/1/29 (144A)	396,796
340,000	MPLX LP, 4.25%, 12/1/27	385,526
110,000	MPLX LP, 4.875%, 12/1/24	123,106
175,000	MPLX LP, 4.875%, 6/1/25	197,602
205,000	MPLX LP, 5.5%, 2/15/49	265,521
230,000	NGPL PipeCo LLC, 3.25%, 7/15/31 (144A)	237,313
450,000	Phillips 66 Partners LP, 3.75%, 3/1/28	492,746
375,000	Sabine Pass Liquefaction LLC, 5.0%, 3/15/27	433,222
300,000	Texas Eastern Transmission LP, 3.5%, 1/15/28 (144A)	326,537
89,000	Williams Cos., Inc., 7.75%, 6/15/31	123,756
	Total Pipelines	$ 5,845,984

The accompanying notes are an integral part of these financial statements.
21

Pioneer Bond VCT Portfolio	Pioneer Variable Contracts Trust
Schedule of Investments 6/30/21 (unaudited) (continued)

Principal
Amount
USD ($)		Value
	REITs – 2.6%
155,000	Alexandria Real Estate Equities, Inc., 1.875%, 2/1/33	$ 146,727
90,000	Alexandria Real Estate Equities, Inc., 3.45%, 4/30/25	98,135
25,000	Alexandria Real Estate Equities, Inc., 3.95%, 1/15/27	27,881
47,000	Alexandria Real Estate Equities, Inc., 4.3%, 1/15/26	52,696
195,000	Corporate Office Properties LP, 2.75%, 4/15/31	196,400
260,000	Duke Realty LP, 3.75%, 12/1/24	282,476
100,000	Essex Portfolio LP, 3.375%, 4/15/26	108,441
360,000	Essex Portfolio LP, 3.5%, 4/1/25	389,884
190,000	HAT Holdings I LLC/HAT Holdings II LLC, 3.375%, 6/15/26 (144A)	191,425
160,000	Healthcare Realty Trust, Inc., 2.05%, 3/15/31	154,847
131,000	Healthcare Realty Trust, Inc., 2.4%, 3/15/30	131,814
333,000	Healthcare Trust of America Holdings LP, 3.1%, 2/15/30	354,025
200,000	Healthcare Trust of America Holdings LP, 3.75%, 7/1/27	222,357
63,000	Highwoods Realty LP, 2.6%, 2/1/31	63,372
290,000	Highwoods Realty LP, 3.625%, 1/15/23	299,788
105,000	Highwoods Realty LP, 4.125%, 3/15/28	117,710
193,000	Iron Mountain, Inc., 4.5%, 2/15/31 (144A)	195,412
110,000	iStar, Inc., 4.75%, 10/1/24	115,775
255,000	iStar, Inc., 4.25%, 8/1/25	262,331
35,000	iStar, Inc., 5.5%, 2/15/26	36,662
165,000	Lexington Realty Trust, 2.7%, 9/15/30	167,902
318,000	MPT Operating Partnership LP/MPT Finance Corp., 4.625%, 8/1/29	340,407
125,000	MPT Operating Partnership LP/MPT Finance Corp., 3.5%, 3/15/31	126,249
235,000	SBA Tower Trust, 3.869%, 10/8/24 (144A)	246,934
75,000	UDR, Inc., 2.95%, 9/1/26	80,148
180,000	UDR, Inc., 4.4%, 1/26/29	208,569
219,000	Uniti Group LP/Uniti Fiber Holdings, Inc./CSL Capital LLC, 7.875%, 2/15/25 (144A)	234,056
	Total REITs	$ 4,852,423
	Retail – 0.3%
320,000	7-Eleven, Inc., 1.8%, 2/10/31 (144A)	$ 306,259
125,000	AutoNation, Inc., 4.75%, 6/1/30	147,983
85,000	Beacon Roofing Supply, Inc., 4.125%, 5/15/29 (144A)	84,783
	Total Retail	$ 539,025
	Semiconductors – 0.5%
158,000	Broadcom, Inc., 4.11%, 9/15/28	$ 177,887
100,000	Broadcom, Inc., 4.3%, 11/15/32	114,011
475,000	Broadcom, Inc., 5.0%, 4/15/30	561,448
130,000	Skyworks Solutions, Inc., 3.0%, 6/1/31	133,232
	Total Semiconductors	$ 986,578
	Software – 0.8%
680,000	Broadridge Financial Solutions, Inc., 2.6%, 5/1/31	$ 693,197
470,000	Citrix Systems, Inc., 3.3%, 3/1/30	494,968
295,000	Infor, Inc., 1.75%, 7/15/25 (144A)	301,084
	Total Software	$ 1,489,249

The accompanying notes are an integral part of these financial statements.
22

Pioneer Bond VCT Portfolio	Pioneer Variable Contracts Trust

Principal
Amount
USD ($)		Value
	Telecommunications – 1.0%
255,000	Altice France SA, 5.5%, 1/15/28 (144A)	$ 264,614
95,000	Level 3 Financing, Inc., 4.625%, 9/15/27 (144A)	98,602
40,000	Lumen Technologies, Inc., 4.0%, 2/15/27 (144A)	40,800
315,000	Motorola Solutions, Inc., 2.3%, 11/15/30	309,690
125,000	Plantronics, Inc., 4.75%, 3/1/29 (144A)	124,091
145,000	T-Mobile USA, Inc., 2.55%, 2/15/31	146,504
25,000	T-Mobile USA, Inc., 2.875%, 2/15/31	24,813
190,000	T-Mobile USA, Inc., 3.375%, 4/15/29 (144A)	196,079
375,000	T-Mobile USA, Inc., 3.5%, 4/15/31 (144A)	387,971
195,000	T-Mobile USA, Inc., 3.875%, 4/15/30	217,725
	Total Telecommunications	$ 1,810,889
	Trucking & Leasing – 0.3%
260,000	Penske Truck Leasing Co. LP/PTL Finance Corp., 1.7%, 6/15/26 (144A)	$ 261,494
95,000	Penske Truck Leasing Co. LP/PTL Finance Corp., 3.35%, 11/1/29 (144A)	101,490
156,000	Penske Truck Leasing Co. LP/PTL Finance Corp., 4.2%, 4/1/27 (144A)	175,442
	Total Trucking & Leasing	$ 538,426
	Water – 0.1%
110,000	Essential Utilities, Inc., 3.566%, 5/1/29	$ 121,871
	Total Water	$ 121,871
	TOTAL CORPORATE BONDS
	(Cost $58,607,790)	$ 62,000,881
	FOREIGN GOVERNMENT BOND – 0.3% of Net Assets
	Mexico – 0.3%
475,000	Mexico Government International Bond, 4.6%, 2/10/48	$ 509,551
	Total Mexico	$ 509,551
	TOTAL FOREIGN GOVERNMENT BOND
	(Cost $438,596)	$ 509,551

Face
Amount
USD ($)
INSURANCE-LINKED SECURITIES – 0.0%† of Net Assets#
Reinsurance Sidecars – 0.0%†
Multiperil – Worldwide – 0.0%†
50,000+(f)(g)	Lorenz Re 2018, 7/1/21	$ 255
25,723+(f)(g)	Lorenz Re 2019, 6/30/22	2,822
$ 3,077
	Total Reinsurance Sidecars	$ 3,077
TOTAL INSURANCE-LINKED SECURITIES
	(Cost $18,895)	$ 3,077

Principal
Amount
USD ($)
MUNICIPAL BOND – 0.0%† of Net Assets(h)
Municipal General – 0.0%†
50,000	Virginia Commonwealth Transportation Board, Transportation Capital Projects, 4.0%,
	5/15/32	$ 54,499
	Total Municipal General	$ 54,499
TOTAL MUNICIPAL BOND
	(Cost $52,530)	$ 54,499

The accompanying notes are an integral part of these financial statements.
23

Pioneer Bond VCT Portfolio	Pioneer Variable Contracts Trust
Schedule of Investments 6/30/21 (unaudited) (continued)

Principal
Amount
USD ($)		Value
SENIOR SECURED FLOATING RATE LOAN INTERESTS – 0.6% of Net Assets*(b)
Broadcasting & Entertainment – 0.0%†
63,747	Sinclair Television Group, Inc., Tranche B Term Loan, 2.36% (LIBOR + 225 bps), 1/3/24	$ 63,242
	Total Broadcasting & Entertainment	$ 63,242
Computers & Electronics – 0.0%†
49,923	Energy Acquisition LP (aka Electrical Components International), First Lien Initial
	Term Loan, 4.368% (LIBOR + 425 bps), 6/26/25	$ 49,424
	Total Computers & Electronics	$ 49,424
Diversified & Conglomerate Service – 0.1%
95,750	Team Health Holdings, Inc., Initial Term Loan, 3.75% (LIBOR + 275 bps), 2/6/24	$ 93,185
	Total Diversified & Conglomerate Service	$ 93,185
Electronics – 0.1%
170,833	Scientific Games International, Inc., Initial Term B-5 Loan, 2.854% (LIBOR + 275 bps), 8/14/24	$ 169,818
16,685	Verint Systems, Inc., Refinancing Term Loan, 2.086% (LIBOR + 200 bps), 6/28/24	16,623
	Total Electronics	$ 186,441
Forest Products – 0.1%
145,000	Schweitzer-Mauduit International, Inc., Term Loan B, 4.5% (LIBOR + 375 bps), 2/9/28	$ 143,369
	Total Forest Products	$ 143,369
Healthcare, Education & Childcare – 0.1%
107,035	KUEHG Corp. (fka KC MergerSub, Inc.) (aka KinderCare), Term B-3 Loan, 4.75% (LIBOR +
	375 bps), 2/21/25	$ 105,608
	Total Healthcare, Education & Childcare	$ 105,608
Hotel, Gaming & Leisure – 0.1%
151,728	1011778 B.C. Unlimited Liability Co. (New Red Finance, Inc.) (aka Burger King/Tim
	Hortons), Term B-4 Loan, 1.854% (LIBOR + 175 bps), 11/19/26	$ 149,832
	Total Hotel, Gaming & Leisure	$ 149,832
Leasing – 0.1%
62,397	Avolon TLB Borrower 1 (US) LLC, Term B-4 Loan, 2.25% (LIBOR + 150 bps), 2/12/27	$ 61,748
183,825	IBC Capital I, Ltd. (aka Goodpack, Ltd.), First Lien Tranche B-1 Term Loan, 3.875%
	(LIBOR + 375 bps), 9/11/23	182,619
	Total Leasing	$ 244,367
Telecommunications – 0.0%†
67,466	Level 3 Financing, Inc., Tranche B 2027 Term Loan, 1.854% (LIBOR + 175 bps), 3/1/27	$ 66,580
	Total Telecommunications	$ 66,580
TOTAL SENIOR SECURED FLOATING RATE LOAN INTERESTS
	(Cost $1,112,903)	$ 1,102,048
U.S. GOVERNMENT AND AGENCY OBLIGATIONS – 47.5% of Net Assets
1,500,000	Fannie Mae, 1.5%, 7/1/36 (TBA)	$ 1,516,888
1,150,000	Fannie Mae, 2.0%, 7/1/36 (TBA)	1,186,532
800,000	Fannie Mae, 2.0%, 7/1/51 (TBA)	808,844
1,200,000	Fannie Mae, 2.0%, 7/1/51 (TBA)	1,210,875
13,348	Fannie Mae, 2.5%, 7/1/30	14,051
14,946	Fannie Mae, 2.5%, 7/1/30	15,710
24,139	Fannie Mae, 2.5%, 7/1/30	25,388
9,466	Fannie Mae, 2.5%, 2/1/43	9,815
41,696	Fannie Mae, 2.5%, 2/1/43	43,579
8,364	Fannie Mae, 2.5%, 3/1/43	8,725
8,175	Fannie Mae, 2.5%, 8/1/43	8,533

The accompanying notes are an integral part of these financial statements.

24

Pioneer Bond VCT Portfolio	Pioneer Variable Contracts Trust

Principal
Amount
USD ($)		Value
	U.S. GOVERNMENT AND AGENCY OBLIGATIONS – (continued)
8,780	Fannie Mae, 2.5%, 4/1/45	$ 9,127
8,941	Fannie Mae, 2.5%, 4/1/45	9,264
9,808	Fannie Mae, 2.5%, 4/1/45	10,201
21,682	Fannie Mae, 2.5%, 4/1/45	22,551
22,802	Fannie Mae, 2.5%, 4/1/45	23,685
24,694	Fannie Mae, 2.5%, 4/1/45	25,685
30,821	Fannie Mae, 2.5%, 4/1/45	31,986
33,810	Fannie Mae, 2.5%, 8/1/45	35,049
7,000,000	Fannie Mae, 2.5%, 7/1/51 (TBA)	7,244,727
11,151	Fannie Mae, 3.0%, 3/1/29	11,788
49,222	Fannie Mae, 3.0%, 10/1/30	52,121
25,058	Fannie Mae, 3.0%, 8/1/42	26,836
230,021	Fannie Mae, 3.0%, 8/1/42	245,524
56,085	Fannie Mae, 3.0%, 9/1/42	59,784
108,887	Fannie Mae, 3.0%, 11/1/42	116,075
48,056	Fannie Mae, 3.0%, 12/1/42	51,146
50,845	Fannie Mae, 3.0%, 4/1/43	54,115
12,644	Fannie Mae, 3.0%, 5/1/43	13,455
45,961	Fannie Mae, 3.0%, 5/1/43	49,223
109,161	Fannie Mae, 3.0%, 5/1/43	115,537
20,782	Fannie Mae, 3.0%, 8/1/43	22,039
17,170	Fannie Mae, 3.0%, 9/1/43	18,162
17,220	Fannie Mae, 3.0%, 3/1/45	18,196
23,126	Fannie Mae, 3.0%, 4/1/45	24,648
119,364	Fannie Mae, 3.0%, 6/1/45	127,806
2,000,000	Fannie Mae, 3.0%, 7/1/51 (TBA)	2,083,906
3,300,000	Fannie Mae, 3.0%, 7/1/51 (TBA)	3,440,637
12,141	Fannie Mae, 3.5%, 11/1/40	13,075
7,131	Fannie Mae, 3.5%, 10/1/41	7,790
82,045	Fannie Mae, 3.5%, 6/1/42	89,020
37,248	Fannie Mae, 3.5%, 7/1/42	40,143
29,863	Fannie Mae, 3.5%, 8/1/42	32,406
38,386	Fannie Mae, 3.5%, 8/1/42	41,364
64,150	Fannie Mae, 3.5%, 5/1/44	68,831
37,822	Fannie Mae, 3.5%, 12/1/44	40,812
169,789	Fannie Mae, 3.5%, 2/1/45	185,732
96,806	Fannie Mae, 3.5%, 6/1/45	104,146
142,065	Fannie Mae, 3.5%, 8/1/45	156,111
31,520	Fannie Mae, 3.5%, 9/1/45	34,351
47,585	Fannie Mae, 3.5%, 9/1/45	50,945
152,789	Fannie Mae, 3.5%, 9/1/45	165,697
188,433	Fannie Mae, 3.5%, 11/1/45	207,064
41,712	Fannie Mae, 3.5%, 5/1/46	45,290
10,103	Fannie Mae, 3.5%, 10/1/46	10,882
132,608	Fannie Mae, 3.5%, 1/1/47	143,937
179,184	Fannie Mae, 3.5%, 1/1/47	192,758
141,365	Fannie Mae, 3.5%, 12/1/47	149,855

The accompanying notes are an integral part of these financial statements.
25

Pioneer Bond VCT Portfolio	Pioneer Variable Contracts Trust
Schedule of Investments 6/30/21 (unaudited) (continued)

Principal
Amount
USD ($)		Value
	U.S. GOVERNMENT AND AGENCY OBLIGATIONS – (continued)
2,800,000	Fannie Mae, 3.5%, 7/1/51 (TBA)	$ 2,947,930
130,929	Fannie Mae, 4.0%, 10/1/40	146,001
16,836	Fannie Mae, 4.0%, 12/1/40	18,774
2,799	Fannie Mae, 4.0%, 11/1/41	3,049
3,565	Fannie Mae, 4.0%, 12/1/41	3,920
2,029	Fannie Mae, 4.0%, 1/1/42	2,210
29,916	Fannie Mae, 4.0%, 1/1/42	32,748
103,448	Fannie Mae, 4.0%, 1/1/42	112,690
26,559	Fannie Mae, 4.0%, 2/1/42	28,935
28,459	Fannie Mae, 4.0%, 4/1/42	31,105
60,858	Fannie Mae, 4.0%, 5/1/42	66,307
80,443	Fannie Mae, 4.0%, 7/1/42	88,459
196,881	Fannie Mae, 4.0%, 8/1/42	216,063
78,096	Fannie Mae, 4.0%, 8/1/43	85,094
56,068	Fannie Mae, 4.0%, 11/1/43	61,719
10,832	Fannie Mae, 4.0%, 4/1/46	11,698
54,121	Fannie Mae, 4.0%, 7/1/46	58,316
108,737	Fannie Mae, 4.0%, 7/1/46	117,573
55,420	Fannie Mae, 4.0%, 8/1/46	59,750
16,783	Fannie Mae, 4.0%, 11/1/46	18,047
27,975	Fannie Mae, 4.0%, 11/1/46	30,154
56,278	Fannie Mae, 4.0%, 4/1/47	61,108
73,998	Fannie Mae, 4.0%, 4/1/47	79,992
10,290	Fannie Mae, 4.0%, 6/1/47	11,089
24,791	Fannie Mae, 4.0%, 6/1/47	26,801
37,658	Fannie Mae, 4.0%, 6/1/47	40,552
52,224	Fannie Mae, 4.0%, 6/1/47	56,221
29,818	Fannie Mae, 4.0%, 7/1/47	31,931
43,433	Fannie Mae, 4.0%, 7/1/47	47,053
85,448	Fannie Mae, 4.0%, 12/1/47	91,354
1,900,000	Fannie Mae, 4.0%, 7/1/51 (TBA)	2,023,723
19,156	Fannie Mae, 4.5%, 11/1/40	21,305
2,968	Fannie Mae, 4.5%, 4/1/41	3,278
56,463	Fannie Mae, 4.5%, 5/1/41	63,036
139,418	Fannie Mae, 4.5%, 5/1/41	155,031
156,435	Fannie Mae, 4.5%, 5/1/41	174,019
329,740	Fannie Mae, 4.5%, 6/1/44	366,721
145,800	Fannie Mae, 4.5%, 5/1/49	159,463
100,908	Fannie Mae, 4.5%, 4/1/50	109,444
7,000,000	Fannie Mae, 4.5%, 7/1/51 (TBA)	7,535,664
44,890	Fannie Mae, 5.0%, 5/1/31	50,522
3,505	Fannie Mae, 5.0%, 6/1/40	4,022
2,037	Fannie Mae, 5.0%, 7/1/40	2,277
3,542	Fannie Mae, 5.5%, 9/1/33	4,080
4,364	Fannie Mae, 5.5%, 12/1/34	5,000
14,934	Fannie Mae, 5.5%, 10/1/35	17,243
2,814	Fannie Mae, 6.0%, 9/1/29	3,207
812	Fannie Mae, 6.0%, 10/1/32	925

The accompanying notes are an integral part of these financial statements.
26

Pioneer Bond VCT Portfolio	Pioneer Variable Contracts Trust

Principal
Amount
USD ($)		Value
	U.S. GOVERNMENT AND AGENCY OBLIGATIONS – (continued)
2,316	Fannie Mae, 6.0%, 11/1/32	$ 2,601
6,077	Fannie Mae, 6.0%, 11/1/32	6,818
7,523	Fannie Mae, 6.0%, 4/1/33	8,616
2,631	Fannie Mae, 6.0%, 5/1/33	2,953
3,860	Fannie Mae, 6.0%, 6/1/33	4,333
13,332	Fannie Mae, 6.0%, 7/1/34	15,463
1,595	Fannie Mae, 6.0%, 9/1/34	1,807
1,301	Fannie Mae, 6.0%, 7/1/38	1,471
710	Fannie Mae, 6.5%, 4/1/29	796
1,650	Fannie Mae, 6.5%, 1/1/32	1,849
981	Fannie Mae, 6.5%, 2/1/32	1,132
1,535	Fannie Mae, 6.5%, 3/1/32	1,733
2,588	Fannie Mae, 6.5%, 4/1/32	2,900
1,098	Fannie Mae, 6.5%, 8/1/32	1,249
1,838	Fannie Mae, 6.5%, 8/1/32	2,085
17,849	Fannie Mae, 6.5%, 7/1/34	20,571
581	Fannie Mae, 7.0%, 11/1/29	583
777	Fannie Mae, 7.0%, 9/1/30	779
344	Fannie Mae, 7.0%, 7/1/31	354
1,356	Fannie Mae, 7.0%, 1/1/32	1,609
399	Fannie Mae, 7.5%, 2/1/31	470
2,562	Fannie Mae, 8.0%, 10/1/30	3,031
26,583	Federal Home Loan Mortgage Corp., 3.0%, 10/1/29	28,119
12,287	Federal Home Loan Mortgage Corp., 3.0%, 9/1/42	13,165
20,428	Federal Home Loan Mortgage Corp., 3.0%, 9/1/42	21,784
108,342	Federal Home Loan Mortgage Corp., 3.0%, 11/1/42	115,539
24,910	Federal Home Loan Mortgage Corp., 3.0%, 1/1/43	26,689
41,890	Federal Home Loan Mortgage Corp., 3.0%, 2/1/43	44,882
63,240	Federal Home Loan Mortgage Corp., 3.0%, 2/1/43	67,753
37,725	Federal Home Loan Mortgage Corp., 3.0%, 4/1/43	40,232
105,730	Federal Home Loan Mortgage Corp., 3.0%, 4/1/43	113,282
42,264	Federal Home Loan Mortgage Corp., 3.0%, 5/1/43	45,068
85,924	Federal Home Loan Mortgage Corp., 3.0%, 6/1/46	91,618
27,403	Federal Home Loan Mortgage Corp., 3.0%, 12/1/46	29,168
35,662	Federal Home Loan Mortgage Corp., 3.0%, 12/1/46	37,721
32,063	Federal Home Loan Mortgage Corp., 3.5%, 7/1/29	34,655
8,891	Federal Home Loan Mortgage Corp., 3.5%, 10/1/40	9,580
23,670	Federal Home Loan Mortgage Corp., 3.5%, 5/1/42	25,518
24,468	Federal Home Loan Mortgage Corp., 3.5%, 10/1/42	26,422
28,610	Federal Home Loan Mortgage Corp., 3.5%, 10/1/42	31,072
126,710	Federal Home Loan Mortgage Corp., 3.5%, 6/1/45	137,619
109,020	Federal Home Loan Mortgage Corp., 3.5%, 10/1/45	118,406
183,785	Federal Home Loan Mortgage Corp., 3.5%, 11/1/45	197,780
123,759	Federal Home Loan Mortgage Corp., 3.5%, 7/1/46	135,457
168,601	Federal Home Loan Mortgage Corp., 3.5%, 8/1/46	183,117
181,846	Federal Home Loan Mortgage Corp., 3.5%, 8/1/46	196,548
217,492	Federal Home Loan Mortgage Corp., 3.5%, 12/1/46	236,224
11,928	Federal Home Loan Mortgage Corp., 3.5%, 6/1/47	12,867

The accompanying notes are an integral part of these financial statements.
27

Pioneer Bond VCT Portfolio	Pioneer Variable Contracts Trust
Schedule of Investments 6/30/21 (unaudited) (continued)

Principal
Amount
USD ($)		Value
	U.S. GOVERNMENT AND AGENCY OBLIGATIONS – (continued)
126,418	Federal Home Loan Mortgage Corp., 4.0%, 11/1/41	$ 141,013
81,052	Federal Home Loan Mortgage Corp., 4.0%, 10/1/42	88,338
17,588	Federal Home Loan Mortgage Corp., 4.0%, 5/1/46	19,111
47,271	Federal Home Loan Mortgage Corp., 4.0%, 6/1/46	50,979
75,280	Federal Home Loan Mortgage Corp., 4.0%, 7/1/46	81,215
54,532	Federal Home Loan Mortgage Corp., 4.0%, 8/1/46	58,845
20,028	Federal Home Loan Mortgage Corp., 4.0%, 3/1/47	21,479
37,180	Federal Home Loan Mortgage Corp., 4.0%, 4/1/47	40,454
49,514	Federal Home Loan Mortgage Corp., 4.0%, 4/1/47	53,868
91,660	Federal Home Loan Mortgage Corp., 4.0%, 4/1/47	98,556
94,159	Federal Home Loan Mortgage Corp., 4.0%, 4/1/47	101,837
175,924	Federal Home Loan Mortgage Corp., 4.0%, 4/1/47	189,008
91,839	Federal Home Loan Mortgage Corp., 4.0%, 5/1/47	98,546
14,028	Federal Home Loan Mortgage Corp., 4.0%, 6/1/47	15,092
23,868	Federal Home Loan Mortgage Corp., 4.0%, 7/1/47	25,660
80,042	Federal Home Loan Mortgage Corp., 4.0%, 10/1/47	85,585
236,358	Federal Home Loan Mortgage Corp., 4.5%, 7/1/49	255,498
285,166	Federal Home Loan Mortgage Corp., 4.5%, 8/1/49	308,342
12	Federal Home Loan Mortgage Corp., 5.0%, 12/1/21	12
2,459	Federal Home Loan Mortgage Corp., 5.0%, 9/1/38	2,821
2,695	Federal Home Loan Mortgage Corp., 5.0%, 10/1/38	3,091
5,662	Federal Home Loan Mortgage Corp., 5.0%, 5/1/39	6,501
12,893	Federal Home Loan Mortgage Corp., 5.0%, 12/1/39	14,804
6,906	Federal Home Loan Mortgage Corp., 5.5%, 9/1/33	7,977
9,367	Federal Home Loan Mortgage Corp., 5.5%, 6/1/41	10,886
331	Federal Home Loan Mortgage Corp., 6.0%, 10/1/32	371
2,895	Federal Home Loan Mortgage Corp., 6.0%, 11/1/32	3,256
3,197	Federal Home Loan Mortgage Corp., 6.0%, 12/1/32	3,798
5,909	Federal Home Loan Mortgage Corp., 6.0%, 2/1/33	7,019
2,755	Federal Home Loan Mortgage Corp., 6.0%, 1/1/34	3,119
710	Federal Home Loan Mortgage Corp., 6.0%, 12/1/36	814
1,732	Federal Home Loan Mortgage Corp., 6.5%, 1/1/29	1,956
852	Federal Home Loan Mortgage Corp., 6.5%, 4/1/31	979
3,765	Federal Home Loan Mortgage Corp., 6.5%, 10/1/31	4,221
1,217	Federal Home Loan Mortgage Corp., 6.5%, 2/1/32	1,394
1,715	Federal Home Loan Mortgage Corp., 6.5%, 3/1/32	1,923
6,250	Federal Home Loan Mortgage Corp., 6.5%, 4/1/32	7,182
2,761	Federal Home Loan Mortgage Corp., 6.5%, 7/1/32	3,189
111	Federal Home Loan Mortgage Corp., 7.0%, 8/1/22	112
319	Federal Home Loan Mortgage Corp., 7.0%, 9/1/22	321
871	Federal Home Loan Mortgage Corp., 7.0%, 2/1/31	1,026
1,435	Federal Home Loan Mortgage Corp., 7.0%, 4/1/32	1,645
28,207	Federal Home Loan Mortgage Corp., 7.0%, 10/1/46	29,345
1,004	Federal Home Loan Mortgage Corp., 7.5%, 8/1/31	1,150
1,100,000	Federal National Mortgage Association, 4.0%, 7/1/51 (TBA)	1,172,574
500,000	Government National Mortgage Association, 2.0%, 7/1/51 (TBA)	509,648
3,000,000	Government National Mortgage Association, 2.5%, 7/1/51 (TBA)	3,105,352
300,000	Government National Mortgage Association, 3.0%, 7/1/51 (TBA)	312,867

The accompanying notes are an integral part of these financial statements.
28

Pioneer Bond VCT Portfolio	Pioneer Variable Contracts Trust

Principal
Amount
USD ($)		Value
	U.S. GOVERNMENT AND AGENCY OBLIGATIONS – (continued)
129,542	Government National Mortgage Association I, 3.5%, 11/15/41	$ 139,301
49,398	Government National Mortgage Association I, 3.5%, 8/15/42	53,126
15,579	Government National Mortgage Association I, 3.5%, 10/15/42	16,617
54,661	Government National Mortgage Association I, 3.5%, 1/15/45	58,299
38,402	Government National Mortgage Association I, 3.5%, 8/15/46	40,729
64,009	Government National Mortgage Association I, 4.0%, 1/15/25	69,460
55,617	Government National Mortgage Association I, 4.0%, 8/15/43	63,489
208,822	Government National Mortgage Association I, 4.0%, 3/15/44	225,767
16,953	Government National Mortgage Association I, 4.0%, 9/15/44	18,808
39,805	Government National Mortgage Association I, 4.0%, 4/15/45	43,639
64,113	Government National Mortgage Association I, 4.0%, 6/15/45	70,730
7,436	Government National Mortgage Association I, 4.0%, 7/15/45	8,204
9,354	Government National Mortgage Association I, 4.0%, 8/15/45	10,348
37,923	Government National Mortgage Association I, 4.5%, 5/15/39	43,104
1,561	Government National Mortgage Association I, 4.5%, 8/15/41	1,763
6,128	Government National Mortgage Association I, 5.5%, 3/15/33	6,873
6,619	Government National Mortgage Association I, 5.5%, 7/15/33	7,711
17,670	Government National Mortgage Association I, 5.5%, 8/15/33	20,586
9,599	Government National Mortgage Association I, 5.5%, 10/15/34	10,881
5,761	Government National Mortgage Association I, 6.0%, 4/15/28	6,613
4,808	Government National Mortgage Association I, 6.0%, 2/15/29	5,405
6,421	Government National Mortgage Association I, 6.0%, 9/15/32	7,447
1,301	Government National Mortgage Association I, 6.0%, 10/15/32	1,459
8,031	Government National Mortgage Association I, 6.0%, 11/15/32	9,327
13,607	Government National Mortgage Association I, 6.0%, 11/15/32	15,304
4,139	Government National Mortgage Association I, 6.0%, 1/15/33	4,926
10,074	Government National Mortgage Association I, 6.0%, 12/15/33	11,545
6,028	Government National Mortgage Association I, 6.0%, 8/15/34	7,104
7,777	Government National Mortgage Association I, 6.0%, 8/15/34	8,721
802	Government National Mortgage Association I, 6.5%, 3/15/26	894
2,479	Government National Mortgage Association I, 6.5%, 6/15/28	2,817
2,872	Government National Mortgage Association I, 6.5%, 6/15/28	3,203
268	Government National Mortgage Association I, 6.5%, 2/15/29	298
2,498	Government National Mortgage Association I, 6.5%, 5/15/29	2,859
7,121	Government National Mortgage Association I, 6.5%, 5/15/29	8,099
16,350	Government National Mortgage Association I, 6.5%, 7/15/31	18,234
2,885	Government National Mortgage Association I, 6.5%, 9/15/31	3,218
5,336	Government National Mortgage Association I, 6.5%, 10/15/31	5,951
1,274	Government National Mortgage Association I, 6.5%, 12/15/31	1,425
2,144	Government National Mortgage Association I, 6.5%, 12/15/31	2,392
314	Government National Mortgage Association I, 6.5%, 4/15/32	354
936	Government National Mortgage Association I, 6.5%, 4/15/32	1,055
736	Government National Mortgage Association I, 6.5%, 6/15/32	820
1,345	Government National Mortgage Association I, 6.5%, 6/15/32	1,500
4,310	Government National Mortgage Association I, 6.5%, 7/15/32	4,837
11,892	Government National Mortgage Association I, 6.5%, 12/15/32	13,949
11,881	Government National Mortgage Association I, 7.0%, 7/15/26	12,325
1,017	Government National Mortgage Association I, 7.0%, 9/15/27	1,035

The accompanying notes are an integral part of these financial statements.
29

Pioneer Bond VCT Portfolio	Pioneer Variable Contracts Trust
Schedule of Investments 6/30/21 (unaudited) (continued)

Principal
Amount
USD ($)		Value
	U.S. GOVERNMENT AND AGENCY OBLIGATIONS – (continued)
12,024	Government National Mortgage Association I, 7.0%, 2/15/28	$ 12,526
2,841	Government National Mortgage Association I, 7.0%, 11/15/28	3,106
2,295	Government National Mortgage Association I, 7.0%, 1/15/29	2,563
3,172	Government National Mortgage Association I, 7.0%, 6/15/29	3,425
567	Government National Mortgage Association I, 7.0%, 7/15/29	590
1,553	Government National Mortgage Association I, 7.0%, 7/15/29	1,705
564	Government National Mortgage Association I, 7.0%, 12/15/30	574
1,475	Government National Mortgage Association I, 7.0%, 2/15/31	1,504
1,852	Government National Mortgage Association I, 7.0%, 8/15/31	2,207
2,361	Government National Mortgage Association I, 7.0%, 5/15/32	2,371
87	Government National Mortgage Association I, 7.5%, 10/15/22	87
62	Government National Mortgage Association I, 7.5%, 6/15/23	62
1,596	Government National Mortgage Association I, 7.5%, 10/15/29	1,654
500,000	Government National Mortgage Association II, 2.0%, 7/1/51 (TBA)	508,730
4,721	Government National Mortgage Association II, 3.5%, 3/20/45	5,008
6,171	Government National Mortgage Association II, 3.5%, 4/20/45	6,572
12,285	Government National Mortgage Association II, 3.5%, 4/20/45	13,153
19,780	Government National Mortgage Association II, 3.5%, 4/20/45	21,254
57,516	Government National Mortgage Association II, 3.5%, 1/20/46	61,247
24,660	Government National Mortgage Association II, 3.5%, 3/20/46	26,717
113,424	Government National Mortgage Association II, 3.5%, 11/20/46	120,468
12,532	Government National Mortgage Association II, 4.0%, 8/20/39	13,732
15,513	Government National Mortgage Association II, 4.0%, 7/20/42	17,000
203,407	Government National Mortgage Association II, 4.0%, 7/20/44	222,405
19,928	Government National Mortgage Association II, 4.0%, 9/20/44	21,776
23,053	Government National Mortgage Association II, 4.0%, 3/20/46	24,979
70,261	Government National Mortgage Association II, 4.0%, 10/20/46	75,914
42,765	Government National Mortgage Association II, 4.0%, 2/20/48	46,856
52,870	Government National Mortgage Association II, 4.0%, 4/20/48	57,928
5,550	Government National Mortgage Association II, 4.5%, 9/20/41	6,138
34,227	Government National Mortgage Association II, 4.5%, 5/20/43	37,853
103,267	Government National Mortgage Association II, 4.5%, 1/20/44	114,200
64,742	Government National Mortgage Association II, 4.5%, 9/20/44	69,639
26,362	Government National Mortgage Association II, 4.5%, 10/20/44	29,150
55,051	Government National Mortgage Association II, 4.5%, 11/20/44	60,879
190,530	Government National Mortgage Association II, 4.5%, 2/20/48	203,117
6,970	Government National Mortgage Association II, 6.0%, 11/20/33	8,167
1,323	Government National Mortgage Association II, 6.5%, 8/20/28	1,496
2,101	Government National Mortgage Association II, 6.5%, 12/20/28	2,380
1,273	Government National Mortgage Association II, 6.5%, 9/20/31	1,498
1,340	Government National Mortgage Association II, 7.0%, 5/20/26	1,453
4,149	Government National Mortgage Association II, 7.0%, 2/20/29	4,684
654	Government National Mortgage Association II, 7.0%, 1/20/31	769
338	Government National Mortgage Association II, 7.5%, 8/20/27	383
108	Government National Mortgage Association II, 8.0%, 8/20/25	117
10,000,000(i)	U.S. Treasury Bills, 7/27/21	9,999,711
15,753,200(i)	U.S. Treasury Bills, 8/5/21	15,752,526

The accompanying notes are an integral part of these financial statements.
30

Pioneer Bond VCT Portfolio	Pioneer Variable Contracts Trust

Principal
Amount
USD ($)					Value
	U.S. GOVERNMENT AND AGENCY OBLIGATIONS – (continued)
7,246,800(i)	U.S. Treasury Bills, 8/17/21				$ 7,246,365
1,970,652	U.S. Treasury Inflation Indexed Bonds, 0.125%, 2/15/51				2,168,487
571,930	U.S. Treasury Inflation Indexed Bonds, 0.25%, 2/15/50				648,426
958,420	U.S. Treasury Inflation Indexed Bonds, 1.0%, 2/15/48				1,279,914
1,808,404	U.S. Treasury Inflation Indexed Bonds, 1.0%, 2/15/49				2,438,284
	TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
	(Cost $85,841,126)				$ 87,338,592
	TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS – 113.0%
	(Cost $201,732,006)				$207,890,969
				Change
				in Net
			Net	Unrealized
		Dividend	Realized	Appreciation
Shares		Income	Gain (Loss)	(Depreciation)	Value
	AFFILIATED ISSUER – 1.5%
	CLOSED-END FUND – 1.5% of Net Assets
321,413(j)	Pioneer ILS Interval Fund	$—	$—	$44,998	$ 2,773,791
	TOTAL CLOSED-END FUND
	(Cost $3,263,545)				$ 2,773,791
	TOTAL INVESTMENTS IN AFFILIATED ISSUER – 1.5%
	(Cost $3,263,545)				$ 2,773,791
	OTHER ASSETS AND LIABILITIES – (14.5)%				$ (26,798,637)
	NET ASSETS – 100.0%				$183,866,123

bps CMT FREMF ICE LIBOR REIT REMICS SOFRRATE (144A)
Basis Points.
Constant Maturity Treasury Index.
Freddie Mac Multifamily Fixed-Rate Mortgage Loans.
Intercontinental Exchange.
London Interbank Offered Rate.
Real Estate Investment Trust.
Real Estate Mortgage Investment Conduits.
Secured Overnight Financing Rate.
Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At June 30, 2021, the value of these securities amounted to $71,400,377, or 38.8% of net assets.

(TBA) † *
“To Be Announced” Securities.
Amount rounds to less than 0.1%.
Senior secured floating rate loan interests in which the Portfolio invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR, (ii) the prime rate offered by one or more major United States banks, (iii) the rate of a certificate of deposit or (iv) other base lending rates used by commercial lenders. The interest rate shown is the rate accruing at June 30, 2021.

+ (a) (b) (c) (d) (e) (f) (g)
Security that used significant unobservable inputs to determine its value.
Security is perpetual in nature and has no stated maturity date.
Floating rate note. Coupon rate, reference index and spread shown at June 30, 2021.
Debt obligation initially issued at one coupon which converts to a higher coupon at a specific date. The rate shown is the rate at June 30, 2021.
The interest rate is subject to change periodically. The interest rate and/or reference index and spread shown at June 30, 2021.
Security represents the interest-only portion payments on a pool of underlying mortgages or mortgage-backed securities.
Issued as preference shares.
Non-income producing security.

The accompanying notes are an integral part of these financial statements.
31

Pioneer Bond VCT Portfolio	Pioneer Variable Contracts Trust
Schedule of Investments 6/30/21 (unaudited) (continued)

(h) (i) (j) #
Consists of Revenue Bonds unless otherwise indicated.
Security issued with a zero coupon. Income is recognized through accretion of discount.
Pioneer ILS Interval Fund is an affiliated closed-end fund managed by the Adviser.
Securities are restricted as to resale.

Restricted Securities	Acquisition date	Cost	Value
Lorenz Re 2018	6/26/2018	$ 10,733	$ 255
Lorenz Re 2019	7/10/2019	8,162	2,822
Total Restricted Securities			$ 3,077

% of Net assets			0.0%

FUTURES CONTRACTS
FIXED INCOME INDEX FUTURES CONTRACTS
					Unrealized
Number of		Expiration	Notional	Market	Appreciation
Contracts Long	Description	Date	Amount	Value	(Depreciation)
32	U.S. 2 Year Note (CBT)	9/30/21	$ 7,061,141	$ 7,050,250	$ (10,891)
129	U.S. 5 Year Note (CBT)	9/30/21	15,959,273	15,922,429	(36,844)
2	U.S. Long Bond (CBT)	9/21/21	312,172	321,500	9,328
39	U.S. Ultra Bond (CBT)	9/21/21	7,225,680	7,514,813	289,133
			$30,558,266	$30,808,992	$ 250,726

Number of		Expiration	Notional	Market	Unrealized
Contracts Short	Description	Date	Amount	Value	(Depreciation)
68	U.S. 10 Year Note (CBT)	9/21/21	$ (8,966,891)	$ (9,010,000)	$ (43,109)
58	U.S. 10 Year Ultra	9/21/21	(8,411,406)	(8,537,781)	(126,375)
			$(17,378,297)	$(17,547,781)	$(169,484)
TOTAL FUTURES CONTRACTS			$ 13,179,969	$ 13,261,211	$ 81,242

SWAP CONTRACT
CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACT – SELL PROTECTION
Notional		Pay/	Annual	Expiration	Premiums	Unrealized	Market
Amount ($)(1)	Reference Obligation/Index	Receive(2)	Fixed Rate	Date	Paid	Appreciation	Value
2,850,000	Markit CDX North America High
	Yield Series 36	Receive	5.00%	6/20/26	$275,839	$17,109	$292,948
TOTAL SWAP CONTRACT					$275,839	$17,109	$292,948

(1)	The notional amount is the maximum amount that a seller of credit protection would be obligated to pay upon occurrence of a credit event.
(2)	Receive quarterly.

Purchases and sales of securities (excluding temporary cash investments) for the six months ended June 30, 2021 were as follows:
	Purchases	Sales
Long-Term U.S. Government Securities	$ 5,806,550	$23,191,156
Other Long-Term Securities	$37,262,827	$41,748,810

The Portfolio is permitted to engage in purchase and sale transactions (“cross trades”) with certain funds and accounts for which the Adviser serves as the Portfolio’s investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices. During the six months ended June 30, 2021, the Portfolio did not engage in any cross trade activity.

The accompanying notes are an integral part of these financial statements.
32

Pioneer Bond VCT Portfolio	Pioneer Variable Contracts Trust

At June 30, 2021, the net unrealized appreciation on investments based on cost for federal tax purposes of $205,467,765 was as follows:
Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$ 7,214,962
Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(1,643,777)
Net unrealized appreciation	$ 5,571,185

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels below.
Level 1 – unadjusted quoted prices in active markets for identical securities.
Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements — Note 1A.
Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining fair value of investments). See Notes to Financial Statements — Note 1A.

The following is a summary of the inputs used as of June 30, 2021, in valuing the Portfolio’s investments:
	Level 1	Level 2	Level 3	Total
Common Stock	$ 15,600	$ —	$ —	$ 15,600
Convertible Preferred Stock	2,544,192	—	—	2,544,192
Asset Backed Securities	—	15,976,301	—	15,976,301
Collateralized Mortgage Obligations	—	27,179,874	—	27,179,874
Commercial Mortgage-Backed Securities	—	11,166,354	—	11,166,354
Corporate Bonds	—	62,000,881	—	62,000,881
Foreign Government Bond	—	509,551	—	509,551
Insurance-Linked Securities
Reinsurance Sidecars
Multiperil - Worldwide	—	—	3,077	3,077
Municipal Bond	—	54,499	—	54,499
Senior Secured Floating Rate Loan Interests	—	1,102,048	—	1,102,048
U.S. Government and Agency Obligations	—	87,338,592	—	87,338,592
Affiliated Closed-End Fund	—	2,773,791	—	2,773,791
Total Investments in Securities	$2,559,792	$208,101,891	$3,077	$210,664,760

Other Financial Instruments
Net unrealized appreciation on futures contracts	$ 81,242	$ —	$ —	$ 81,242
Swap contracts, at value	—	292,948	—	292,948
Total Other Financial Instruments	$ 81,242	$ 292,948	$ —	$ 374,190

The following is a reconciliation of assets valued using significant unobservable inputs (Level 3):
Insurance- Linked Securities
Balance as of 12/31/20
Realized gain (loss)(1)
Change in unrealized appreciation (depreciation)(2)
Accrued discounts/premiums
Purchases
Sales
Transfers in to Level 3*
Transfers out of Level 3*
Balance as of 6/30/21
$2,290 — 1,757 — — (970) — — $3,077

(1)	Realized gain (loss) on these securities is included in net realized gain (loss) on investments in the Statement of Operations.
(2)	Unrealized appreciation (depreciation) on these securities is included in change in net unrealized appreciation (depreciation) on investments in the Statement of Operations.
*	Transfers are calculated on the beginning of period value. For the six months ended June 30, 2021, there were no transfers in or out of Level 3.

Net change in unrealized appreciation (depreciation) of Level 3 investments still held and considered Level 3 at June 30, 2021: $1,757

The accompanying notes are an integral part of these financial statements.
33

Pioneer Bond VCT Portfolio	Pioneer Variable Contracts Trust
Statement of Assets and Liabilities 6/30/21 (unaudited)

ASSETS:
Investments in unaffiliated issuers, at value (cost $201,732,006)	$ 207,890,969
Investments in affiliated issuers, at value (cost $3,263,545)	2,773,791
Cash	7,602,179
Foreign currencies, at value (cost $123,832)	120,555
Futures collateral	199,159
Swaps collateral	250,834
Due from broker for futures	507,915
Variation margin for futures contracts	9,969
Variation margin for centrally cleared swap contracts	521
Net unrealized appreciation on futures contracts	81,242
Swap contracts, at value (net premiums paid $275,839)	292,948
Receivables —
Investment securities sold	7,438,701
Portfolio shares sold	92,786
Interest	787,110
Other assets	4,405
Total assets	$ 228,053,084

LIABILITIES:
Payables —
Investment securities purchased	$ 43,696,572
Portfolio shares repurchased	86,247
Trustees’ fees	141
Swaps collateral	16,238
Due to broker for swaps	294,766
Due to affiliates	14,659
Accrued expenses	78,338
Total liabilities	$ 44,186,961

NET ASSETS:
Paid-in capital	$ 177,091,935
Distributable earnings	6,774,188
Net assets	$ 183,866,123

NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
Class I (based on $38,015,232/3,345,422 shares)	$ 11.36
Class II (based on $145,850,891/12,808,177 shares)	$ 11.39

The accompanying notes are an integral part of these financial statements.
34

Pioneer Bond VCT Portfolio	Pioneer Variable Contracts Trust
Statement of Operations (unaudited)

FOR THE SIX MONTHS ENDED 6/30/21
INVESTMENT INCOME:
Interest from unaffiliated issuers	$ 2,479,758
Dividends from unaffiliated issuers	69,426
Total investment income		$ 2,549,184
EXPENSES:
Management fees	$ 381,469
Administrative expense	51,347
Distribution fees
Class II	176,480
Custodian fees	47,535
Professional fees	37,399
Printing expense	12,993
Pricing fees	44,141
Trustees’ fees	3,806
Insurance expense	36
Miscellaneous	3,203
Total expenses		$ 758,409
Less fees waived and expenses reimbursed by the Adviser		(23,685)
Net expenses		$ 734,724
Net investment income		$ 1,814,460
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments in unaffiliated issuers	$ 1,486,692
Short sales	23,189
Futures contracts	(349,333)
Swap contracts	128,315
Other assets and liabilities denominated in foreign currencies	(1,368)	$ 1,287,495
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	$(3,109,473)
Investments in affiliated issuers	44,998
Futures contracts	163,742
Swap contracts	(29,541)
Other assets and liabilities denominated in foreign currencies	(3,277)	$ (2,933,551)
Net realized and unrealized gain (loss) on investments		$ (1,646,056)
Net increase in net assets resulting from operations		$ 168,404

The accompanying notes are an integral part of these financial statements.
35

Pioneer Bond VCT Portfolio	Pioneer Variable Contracts Trust
Statements of Changes in Net Assets

	Six Months
	Ended
	6/30/21	Year Ended
	(unaudited)	12/31/20
FROM OPERATIONS:
Net investment income (loss)	$ 1,814,460	$ 4,594,339
Net realized gain (loss) on investments	1,287,495	6,211,688
Change in net unrealized appreciation (depreciation) on investments	(2,933,551)	3,781,096
Net increase in net assets resulting from operations	$ 168,404	$ 14,587,123
DISTRIBUTIONS TO SHAREOWNERS:
Class I ($0.44 and $0.34 per share, respectively)	$ (1,552,863)	$ (1,461,488)
Class II ($0.42 and $0.32 per share, respectively)	(5,225,742)	(3,784,139)
Total distributions to shareowners	$ (6,778,605)	$ (5,245,627)
FROM PORTFOLIO SHARE TRANSACTIONS:
Net proceeds from sales of shares	$ 24,093,046	$ 29,369,220
Reinvestment of distributions	6,778,605	5,245,627
Cost of shares repurchased	(28,083,138)	(46,368,379)
Net increase (decrease) in net assets resulting from Portfolio
share transactions	$ 2,788,513	$(11,753,532)
Net decrease in net assets	$ (3,821,688)	$ (2,412,036)
NET ASSETS:
Beginning of period	$ 187,687,811	$190,099,847
End of period	$ 183,866,123	$187,687,811

	Six Months	Six Months
	Ended	Ended
	6/30/21	6/30/21	Year Ended	Year Ended
	Shares	Amount	12/31/20	12/31/20
	(unaudited)	(unaudited)	Shares	Amount
Class I
Shares sold	844,414	$ 9,861,182	1,151,890	$ 12,894,356
Reinvestment of distributions	136,429	1,552,863	129,385	1,461,488
Less shares repurchased	(1,634,400)	(18,972,503)	(1,679,925)	(18,956,735)
Net decrease	(653,557)	$ (7,558,458)	(398,650)	$ (4,600,891)
Class II
Shares sold	1,222,725	$ 14,231,864	1,437,993	$ 16,474,864
Reinvestment of distributions	457,875	5,225,742	334,137	3,784,139
Less shares repurchased	(784,386)	(9,110,635)	(2,455,724)	(27,411,644)
Net increase (decrease)	896,214	$ 10,346,971	(683,594)	$ (7,152,641)

The accompanying notes are an integral part of these financial statements.
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Pioneer Bond VCT Portfolio	Pioneer Variable Contracts Trust
Financial Highlights

	Six Months
	Ended
	6/30/21	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	(unaudited)	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16*
Class I
Net asset value, beginning of period	$ 11.78	$ 11.17	$ 10.56	$ 11.04	$ 10.96	$ 10.83
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.12	$ 0.30	$ 0.33	$ 0.33	$ 0.29	$ 0.27
Net realized and unrealized gain (loss) on investments	(0.10)	0.65	0.64	(0.42)	0.14	0.18
Net increase (decrease) from investment operations	$ 0.02	$ 0.95	$ 0.97	$ (0.09)	$ 0.43	$ 0.45
Distributions to shareowners:
Net investment income	$ (0.14)	$ (0.34)	$ (0.36)	$ (0.36)	$ (0.31)	$ (0.31)
Net realized gain	(0.30)	—	—	(0.03)	(0.04)	(0.01)
Total distributions	$ (0.44)	$ (0.34)	$ (0.36)	$ (0.39)	$ (0.35)	$ (0.32)
Net increase (decrease) in net asset value	$(0.42)	$ 0.61	$ 0.61	$ (0.48)	$ 0.08	$ 0.13
Net asset value, end of period	$11.36	11.78	11.17	10.56	11.04	$10.96
Total return (b)	0.15%(c)	8.70%	9.27%	(0.84)%	4.01%	4.10%
Ratio of net expenses to average net assets	0.58%(d)	0.59%	0.59%	0.61%	0.61%	0.62%
Ratio of net investment income (loss) to average
net assets	2.08%(d)	2.68%	3.03%	3.07%	2.59%	2.46%
Portfolio turnover rate	28%(c)	59%	48%	44%	42%	50%
Net assets, end of period (in thousands)	$38,015	$47,089	$49,115	$46,125	$49,672	$48,442
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	0.61%(d)	0.62%	0.62%	0.64%	0.61%	0.68%
Net investment income (loss) to average net assets	2.05%(d)	2.65%	3.00%	3.04%	2.59%	2.40%

* (a) (b)
The Portfolio was audited by an independent registered public accounting firm other than Ernst & Young LLP.
The per-share data presented above is based on the average shares outstanding for the period presented.
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

(c) (d)	Not annualized. Annualized.

NOTE: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

The accompanying notes are an integral part of these financial statements.
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Pioneer Bond VCT Portfolio	Pioneer Variable Contracts Trust
Financial Highlights (continued)

	Six Months
	Ended
	6/30/21	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	(unaudited)	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16*
Class II
Net asset value, beginning of period	$ 11.80	$ 11.19	$ 10.59	$ 11.07	$ 10.99	$ 10.85
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.11	$ 0.28	$ 0.31	$ 0.30	$ 0.26	$ 0.25
Net realized and unrealized gain (loss)
on investments	(0.10)	0.65	0.62	(0.42)	0.15	0.18
Net increase (decrease) from investment operations	$ 0.01	$ 0.93	$ 0.93	$ (0.12)	$ 0.41	$ 0.43
Distributions to shareowners:
Net investment income	$ (0.12)	$ (0.32)	$ (0.33)	$ (0.33)	$ (0.29)	$ (0.28)
Net realized gain	(0.30)	—	—	(0.03)	(0.04)	(0.01)
Total distributions	$ (0.42)	$ (0.32)	$ (0.33)	$ (0.36)	$ (0.33)	$ (0.29)
Net increase (decrease) in net asset value	$ (0.41)	$ 0.61	$ 0.60	$ (0.48)	$ 0.08	$ 0.14
Net asset value, end of period	$ 11.39	$ 11.80	$ 11.19	$ 10.59	$ 11.07	$ 10.99
Total return (b)	0.12%(c)	8.42%	8.90%	(1.08)%	3.74%	3.92%
Ratio of net expenses to average net assets	0.84%(d)	0.84%	0.84%	0.86%	0.86%	0.88%
Ratio of net investment income (loss) to average net assets	1.84%(d)	2.43%	2.78%	2.83%	2.35%	2.21%
Portfolio turnover rate	28%(c)	59%	48%	44%	42%	50%
Net assets, end of period (in thousands)	$145,851	$140,599	$140,985	$125,865	$122,239	$95,484
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	0.86%(d)	0.87%	0.87%	0.89%	0.86%	0.94%
Net investment income (loss) to average net assets	1.82%(d)	2.40%	2.76%	2.80%	2.35%	2.16%

* (a) (b)
The Portfolio was audited by an independent registered public accounting firm other than Ernst & Young LLP.
The per-share data presented above is based on the average shares outstanding for the period presented.
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

(c) (d)	Not annualized. Annualized.

NOTE: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

The accompanying notes are an integral part of these financial statements.
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Pioneer Bond VCT Portfolio	Pioneer Variable Contracts Trust
Notes to Financial Statements 6/30/21 (unaudited)

1. Organization and Significant Accounting Policies
Pioneer Bond VCT Portfolio (the “Portfolio”) is one of 8 portfolios comprising Pioneer Variable Contracts Trust (the “Trust”), a Delaware statutory trust. The Portfolio is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Portfolio seeks current income and total return.
The Portfolio offers two classes of shares designated as Class I and Class II shares. Each class of shares represents an interest in the same portfolio of investments of the Portfolio and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses, such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Trust gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareowner approval. Under per-share voting, each share of a class of the Portfolio is entitled to one vote. Under dollar-weighted voting, a shareowner’s voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class I shares.
Portfolio shares may be purchased only by insurance companies for the purpose of funding variable annuity and variable life insurance contracts or by qualified pension and retirement plans.
Amundi Asset Management US, Inc., an indirect, wholly owned subsidiary of Amundi and Amundi’s wholly owned subsidiary, Amundi USA, Inc., serves as the Portfolio’s investment adviser (the “Adviser”). Prior to January 1, 2021, the Adviser was named Amundi Pioneer Asset Management, Inc. Amundi Distributor US, Inc., an affiliate of Amundi Asset Management US, Inc., serves as the Portfolio’s distributor (the “Distributor”).
In August 2018, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update 2018-13 “Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement” (“ASU 2018-13”) which modifies disclosure requirements for fair value measurements, principally for Level 3 securities and transfers between levels of the fair value hierarchy. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years. The Portfolio has adopted ASU 2018-13 for the six months ended June 30, 2021. The impact to the Portfolio’s adoption was limited to changes in the Portfolio’s disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy and disclosure of the range and weighted average used to develop significant unobservable inputs for Level 3 fair value investments, when applicable.
In March 2020, FASB issued an Accounting Standard Update, ASU 2020-04, Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (“LIBOR”) and other LIBOR-based reference rates at the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2022. Management is evaluating the impact of ASU 2020-04 on the Portfolio’s investments, derivatives, debt and other contracts, if applicable, that will undergo reference rate-related modifications as a result of the reference rate reform.
The Portfolio is an investment company and follows investment company accounting and reporting guidance under U.S. Generally Accepted Accounting Principles (“U.S. GAAP”). U.S. GAAP requires the management of the Portfolio to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements:
A. Security Valuation
The net asset value of the Portfolio is computed once daily, on each day the New York Stock Exchange (“NYSE”) is open, as of the close of regular trading on the NYSE.
Fixed-income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed-income securities and/or other factors. Non-U.S. debt securities that are listed on an

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Pioneer Bond VCT Portfolio	Pioneer Variable Contracts Trust
Notes to Financial Statements 6/30/21 (unaudited) (continued)

exchange will be valued at the bid price obtained from an independent third party pricing service. When independent third party pricing services are unable to supply prices, or when prices or market quotations are considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers.
Loan interests are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent third party pricing service. If price information is not available from Loan Pricing Corporation, or if the price information is deemed to be unreliable, price information will be obtained from an alternative loan interest pricing service. If no reliable price quotes are available from either the primary or alternative pricing service, broker quotes will be solicited.
Event-linked bonds are valued at the bid price obtained from an independent third party pricing service. Other insurance-linked securities (including reinsurance sidecars, collateralized reinsurance and industry loss warranties) may be valued at the bid price obtained from an independent pricing service, or through a third party using a pricing matrix, insurance industry valuation models, or other fair value methods or techniques to provide an estimated value of the instrument.
Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.
The value of foreign securities is translated into U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing source. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Portfolio’s shares are determined as of such times. The Portfolio may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.
Futures contracts are generally valued at the closing settlement price established by the exchange on which they are traded.
Swap contracts, including interest rate swaps, caps and floors (other than centrally cleared swap contracts), are valued at the dealer quotations obtained from reputable International Swap Dealers Association members. Centrally cleared swaps are valued at the daily settlement price provided by the central clearing counterparty.
Shares of open-end registered investment companies (including money market mutual funds) are valued at such funds’ net asset value. Shares of exchange-listed closed-end funds are valued by using the last sale price on the principal exchange where they are traded. Shares of closed-end interval funds that offer their shares at net asset value are valued at such funds’ net asset value.
Securities or loan interests for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser pursuant to procedures adopted by the Portfolio’s Board of Trustees. The Adviser’s fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. The Adviser’s fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.
Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Portfolio may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Portfolio’s net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Portfolio’s securities may differ significantly from exchange prices, and such differences could be material.
At June 30, 2021, no securities were valued using fair value methods (other than securities valued using prices supplied by independent pricing services, broker-dealers or using a third party insurance industry pricing model).
B. Investment Income and Transactions
Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence.

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Pioneer Bond VCT Portfolio	Pioneer Variable Contracts Trust

Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.
Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.
Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on purchase prices of debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income.
Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.
C. Foreign Currency Translation
The books and records of the Portfolio are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.
Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency exchange contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statement of Operations from the effects of changes in the market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.
D. Federal Income Taxes
It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of December 31, 2020, the Portfolio did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.
The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.
The tax character of current year distributions payable will be determined at the end of the current taxable year. The tax character of distributions paid during the year ended December 31, 2020 was as follows:

2020
Distributions paid from:
Ordinary income	$5,245,627
Total	$5,245,627

The following shows the components of distributable earnings on a federal income tax basis at December 31, 2020:

2020
Distributable earnings/(losses):
Undistributed ordinary income	$ 1,861,101
Undistributed long term capital gain	3,021,965
Net unrealized appreciation	8,501,323
Total	$13,384,389

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Pioneer Bond VCT Portfolio	Pioneer Variable Contracts Trust
Notes to Financial Statements 6/30/21 (unaudited) (continued)

The difference between book basis and tax basis unrealized appreciation is attributable to the tax adjustments relating to wash sales, premium and amortization, credit default swaps, the mark to market of futures contracts and credit default swaps.
E. Portfolio Shares and Class Allocations
The Portfolio records sales and repurchases of its shares as of trade date. Distribution fees for Class II shares are calculated based on the average daily net asset value attributable to Class II shares of the Portfolio (see Note 5). Class I shares do not pay distribution fees.
Income, common expenses (excluding transfer agent and distribution fees) and realized and unrealized gains and losses are calculated at the Portfolio level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.
All expenses and fees paid to the Portfolio’s transfer agent for its services are allocated between the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 4).
The Portfolio declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions paid by the Portfolio with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class I and Class II shares can reflect different transfer agent and distribution expense rates. Dividends and distributions to shareowners are recorded on the ex-dividend date.
F. Risks
The value of securities held by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, recessions, the spread of infectious illness or other public health issues, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread. A general rise in interest rates could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from the Portfolio.
At times, the Portfolio’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Portfolio more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Portfolio’s investments in foreign markets and countries with limited developing markets may subject the Portfolio to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions and the imposition of adverse governmental laws or currency exchange restrictions.
The Portfolio invests in below-investment-grade (high-yield) debt securities and preferred stocks. Some of these high-yield securities may be convertible into equity securities of the issuer. Debt securities rated below-investment-grade are commonly referred to as “junk bonds” and are considered speculative. These securities involve greater risk of loss, are subject to greater price volatility, and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities.
The Portfolio may invest in REIT securities, the value of which can fall for a variety of reasons, such as declines in rental income, fluctuating interest rates, poor property management, environmental liabilities, uninsured damage, increased competition, or changes in real estate tax laws.
Certain instruments held by the Fund pay an interest rate based on the London Interbank Offered Rate (“LIBOR”), which is the average offered rate for various maturities of short-term loans between certain major international banks. LIBOR is expected to be phased out by the end of 2021. While the effect of the phase out cannot yet be determined, it may result in, among other things, increased volatility or illiquidity in markets for instruments based on LIBOR and changes in the value of such instruments. The Portfolio may invest in REIT securities, the value of which can fall for a variety of reasons, such as declines in rental income, fluctuating interest rates, poor property management, environmental liabilities, uninsured damage, increased competition, or changes in real estate tax laws.
The Portfolio’s investments, payment obligations and financing terms may be based on floating rates, such as LIBOR (London Interbank Offered Rate). Plans are underway to phase out the use of LIBOR. The UK Financial Conduct Authority (“FCA”) and LIBOR’s administrator, ICE Benchmark Administration (“IBA”), have announced that most LIBOR rates will no longer be published after the end of 2021 and a majority of U.S. dollar LIBOR rates will no longer be published after June 30, 2023. It is possible that the FCA may compel the IBA to publish a subset of LIBOR settings after these dates on a “synthetic” basis, but any such publications would be considered non-representative of the underlying markets. Actions by regulators

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Pioneer Bond VCT Portfolio	Pioneer Variable Contracts Trust

have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. Based on the recommendations of the New York Federal Reserve’s Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), the U.S. Federal Reserve began publishing a Secured Overnight Funding Rate (“SOFR”) that is intended to replace U.S. Dollar LIBOR. Proposals for alternative reference rates for other currencies have also been announced or have already begun publication, such as SONIA in the United Kingdom. Markets are slowly developing in response to these new rates, and transition planning is at a relatively early stage. Neither the effect of the transition process nor its ultimate success is known. The transition process may lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. The effect of any changes to --or discontinuation of --LIBOR on the portfolio will vary depending on, among other things, provisions in individual contracts and whether, how, and when industry participants develop and adopt new reference rates and alternative reference rates for both legacy and new products and instruments. Because the usefulness of LIBOR as a benchmark may deteriorate during the transition period, these effects could materialize prior to the end of 2021.
With the increased use of technologies such as the Internet to conduct business, the Portfolio is susceptible to operational, information security and related risks. While the Portfolio’s Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified. Furthermore, the Portfolio cannot control the cybersecurity plans and systems put in place by service providers to the Portfolio such as Brown Brothers Harriman & Co., the Portfolio’s custodian and accounting agent, and DST Asset Manager Solutions, Inc., the Portfolio’s transfer agent. In addition, many beneficial owners of Portfolio shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Portfolio nor the Adviser exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at the Adviser or the Portfolio’s service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Portfolio’s ability to calculate its net asset value, impediments to trading, the inability of Portfolio shareowners to effect share purchases, redemptions or exchanges or receive distributions, loss of or unauthorized access to private shareowner information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.
COVID-19
The respiratory illness COVID-19 caused by a novel coronavirus has resulted in a global pandemic and major disruption to economies and markets around the world, including the United States. Global financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some interest rates are very low and in some cases yields are negative. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of the Portfolio’s investments. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. Governments and central banks, including the Federal Reserve in the U.S., have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The impact of these measures, and whether they will be effective to mitigate the economic and market disruption, will not be known for some time. The consequences of high public debt, including its future impact on the economy and securities markets, likewise may not be known for some time.
The Portfolio’s prospectus contains unaudited information regarding the Portfolio’s principal risks. Please refer to that document when considering the Portfolio’s principal risks.
G. Restricted Securities
Restricted Securities are subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933.
Disposal of restricted investments may involve negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Portfolio at June 30, 2021 are listed in the Schedule of Investments.

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Pioneer Bond VCT Portfolio	Pioneer Variable Contracts Trust
Notes to Financial Statements 6/30/21 (unaudited) (continued)

H. Insurance-Linked Securities (“ILS”)
The Portfolio invests in ILS. The Portfolio could lose a portion or all of the principal it has invested in an ILS, and the right to additional interest or dividend payments with respect to the security, upon the occurrence of one or more trigger events, as defined within the terms of an insurance-linked security. Trigger events, generally, are hurricanes, earthquakes, or other natural events of a specific size or magnitude that occur in a designated geographic region during a specified time period, and/or that involve losses or other metrics that exceed a specific amount. There is no way to accurately predict whether a trigger event will occur, and accordingly, ILS carry significant risk. The Portfolio is entitled to receive principal, and interest and/or dividend payments so long as no trigger event occurs of the description and magnitude specified by the instrument. In addition to the specified trigger events, ILS may expose the Portfolio to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.
The Portfolio’s investments in ILS may include event-linked bonds. ILS also may include special purpose vehicles (“SPVs”) or similar instruments structured to comprise a portion of a reinsurer’s catastrophe-oriented business, known as quota share instruments (sometimes referred to as reinsurance sidecars), or to provide reinsurance relating to specific risks to insurance or reinsurance companies through a collateralized instrument, known as collateralized reinsurance. Structured reinsurance investments also may include industry loss warranties (“ILWs”). A traditional ILW takes the form of a bilateral reinsurance contract, but there are also products that take the form of derivatives, collateralized structures, or exchange-traded instruments.
Where the ILS are based on the performance of underlying reinsurance contracts, the Portfolio has limited transparency into the individual underlying contracts, and therefore must rely upon the risk assessment and sound underwriting practices of the issuer. Accordingly, it may be more difficult for the Adviser to fully evaluate the underlying risk profile of the Portfolio’s structured reinsurance investments, and therefore the Portfolio’s assets are placed at greater risk of loss than if the Adviser had more complete information. Structured reinsurance instruments generally will be considered illiquid securities by the Portfolio. These securities may be difficult to purchase, sell or unwind. Illiquid securities also may be difficult to value. If the Portfolio is forced to sell an illiquid asset, the Portfolio may be forced to sell at a loss.
Additionally, the Portfolio may gain exposure to ILS by investing in a closed-end interval fund, Pioneer ILS Interval Fund, an affiliate of the Adviser. The Portfolio’s investment in Pioneer ILS Interval Fund at June 30, 2021, is listed in the Schedule of Investments.
I. Futures Contracts
The Portfolio may enter into futures transactions in order to attempt to hedge against changes in interest rates, securities prices and currency exchange rates or to seek to increase total return. Futures contracts are types of derivatives. All futures contracts entered into by the Portfolio are traded on a futures exchange. Upon entering into a futures contract, the Portfolio is required to deposit with a broker an amount of cash or securities equal to the minimum “initial margin” requirements of the associated futures exchange. The amount of cash deposited with the broker as collateral at June 30, 2021, is recorded as “Futures collateral” on the Statement of Assets and Liabilities.
Subsequent payments for futures contracts (“variation margin”) are paid or received by the Portfolio, depending on the daily fluctuation in the value of the contracts, and are recorded by the Portfolio as unrealized appreciation or depreciation. Cash received from or paid to the broker related to previous margin movement is held in a segregated account at the broker and is recorded as either “Due from broker for futures” or “Due to broker for futures” on the Statement of Assets and Liabilities. When the contract is closed, the Portfolio realizes a gain or loss equal to the difference between the opening and closing value of the contract as well as any fluctuation in foreign currency exchange rates where applicable. Futures contracts are subject to market risk, interest rate risk and currency exchange rate risk. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. With futures, there is reduced counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.
The average market value of futures contracts open during the six months ended June 30, 2021, was $14,719,307. Open futures contracts outstanding at June 30, 2021, are listed in the Schedule of Investments.

44

Pioneer Bond VCT Portfolio	Pioneer Variable Contracts Trust

J. Credit Default Swap Contracts
A credit default swap is a contract between a buyer of protection and a seller of protection against a pre defined credit event or an underlying reference obligation, which may be a single security or a basket or index of securities. The Portfolio may buy or sell credit default swap contracts to seek to increase the Portfolio’s income, or to attempt to hedge the risk of default on portfolio securities. A credit default swap index is used to hedge risk or take a position on a basket of credit entities or indices.
As a seller of protection, the Portfolio would be required to pay the notional (or other agreed-upon) value of the referenced debt obligation to the counterparty in the event of a default by a U.S. or foreign corporate issuer of a debt obligation, which would likely result in a loss to the Portfolio. In return, the Portfolio would receive from the counterparty a periodic stream of payments during the term of the contract, provided that no event of default occurred. The maximum exposure of loss to the seller would be the notional value of the credit default swaps outstanding. If no default occurs, the Portfolio would keep the stream of payments and would have no payment obligation. The Portfolio may also buy credit default swap contracts in order to hedge against the risk of default of debt securities, in which case the Portfolio would function as the counterparty referenced above.
As a buyer of protection, the Portfolio makes an upfront or periodic payment to the protection seller in exchange for the right to receive a contingent payment. An upfront payment made by the Portfolio, as the protection buyer, is recorded within the “Swap contracts, at value” line item on the Statement of Assets and Liabilities. Periodic payments received or paid by the Portfolio are recorded as realized gains or losses on the Statement of Operations.
Credit default swap contracts are marked-to-market daily using valuations supplied by independent sources, and the change in value, if any, is recorded within the “Swap contracts, at value” line item on the Statement of Assets and Liabilities. Payments received or made as a result of a credit event or upon termination of the contract are recognized, net of the appropriate amount of the upfront payment, as realized gains or losses on the Statement of Operations.
Credit default swap contracts involving the sale of protection may involve greater risks than if the Portfolio had invested in the referenced debt instrument directly. Credit default swap contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Portfolio is a protection buyer and no credit event occurs, it will lose its investment. If the Portfolio is a protection seller and a credit event occurs, the value of the referenced debt instrument received by the Portfolio, together with the periodic payments received, may be less than the amount the Portfolio pays to the protection buyer, resulting in a loss to the Portfolio. In addition, obligations under sell protection credit default swaps may be partially offset by net amounts received from settlement of buy protection credit default swaps entered into by the Portfolio for the same reference obligation with the same counterparty.
Certain swap contracts that are cleared through a central clearinghouse are referred to as centrally cleared swaps. All payments made or received by the Portfolio are pursuant to a centrally cleared swap contract with the central clearing party rather than the original counterparty. Upon entering into a centrally cleared swap contract, the Portfolio is required to make an initial margin deposit, either in cash or in securities. The daily change in value on open centrally cleared contracts is recorded as “Variation margin for centrally cleared swap contracts” on the Statement of Assets and Liabilities. Cash received from or paid to the broker related to previous margin movement is held in a segregated account at the broker and is recorded as either “Due from broker for swaps” or “Due to broker for swaps” on the Statement of Assets and Liabilities. The amount of cash deposited with a broker as collateral at June 30, 2021, is recorded as “Swaps collateral” on the Statement of Assets and Liabilities.
The average market value of credit default swap contracts open during the six months ended June 30, 2021, was $230,439. Open credit default swap contracts at June 30, 2021, are listed in the Schedule of Investments.
2. Management Agreement
The Adviser manages the Portfolio. Management fees are calculated daily and paid monthly at the annual rate of 0.40% of the Portfolio’s average daily net assets. For the six months ended June 30, 2021, the effective management fee (excluding waivers and/or assumption of expenses and acquired fund fees and expenses) was equivalent to 0.40% (annualized) of the Portfolio’s average daily net assets.

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Pioneer Bond VCT Portfolio	Pioneer Variable Contracts Trust
Notes to Financial Statements 6/30/21 (unaudited) (continued)

The Adviser has agreed to waive its management fee with respect to any portion of the Portfolio’s assets invested in Pioneer ILS Interval Fund, an affiliated fund managed by the Adviser. For the six months ended June 30, 2021, the Adviser waived $23,685 in management fees with respect to the Portfolio, which is reflected on the Statement of Operations as an expense waiver.
The Adviser has contractually agreed to limit ordinary operating expenses (ordinary operating expenses means all Portfolio expenses other than extraordinary expenses, such as litigation, taxes, brokerage commissions and acquired fund fees and expenses) of the Portfolio to the extent required to reduce Portfolio expenses to 0.62% of the average daily net assets attributable to Class I shares. Class II shares expenses will be reduced only to the extent portfolio-wide expenses are reduced for Class I shares. This expense limitation is in effect through May 1, 2022. There can be no assurance that the Adviser will extend the expense limitation agreement for a class of shares beyond the date referred to above. Fees waived and expenses reimbursed during the six months ended June 30, 2021, are reflected on the Statement of Operations.
In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio as administrative reimbursements. Included in “Due to affiliates” reflected on the Statement of Assets and Liabilities is $9,687 in management fees, administrative costs and certain other reimbursements payable to the Adviser at June 30, 2021.
3. Compensation of Trustees and Officers
The Portfolio pays an annual fee to its Trustees. The Adviser reimburses the Portfolio for fees paid to the Interested Trustees. The Portfolio does not pay any salary or other compensation to its officers. For the six months ended June 30, 2021, the Portfolio paid $3,806 in Trustees’ compensation, which is reflected on the Statement of Operations as Trustees’ fees. At June 30, 2021, the Portfolio had a payable for Trustees’ fees on its Statement of Assets and Liabilities of $141.
4. Transfer Agent
DST Asset Manager Solutions, Inc. serves as the transfer agent to the Portfolio at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Portfolio’s omnibus relationship contracts.
5. Distribution Plan
The Portfolio has adopted a distribution plan (the “Plan”) pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class II shares. Pursuant to the Plan, the Portfolio pays the Distributor 0.25% of the average daily net assets attributable to Class II shares to compensate the Distributor for (1) distribution services and (2) personal and account maintenance services performed and expenses incurred by the Distributor in connection with the Portfolio’s Class II shares. Included in “Due to affiliates” reflected on the Statement of Assets and Liabilities is $4,972 in distribution fees payable to the Distributor at June 30, 2021.
6. Affiliated Issuer
An affiliated issuer is a company in which the Portfolio has a direct or indirect ownership of, control of, or voting power of 5 percent or more of the outstanding voting shares or any company which is under common ownership or control. At June 30, 2021, the value of the Portfolio’s investment in affiliated issuers was $2,773,791, which represents 1.5% of the Portfolio’s net assets.
Transactions in affiliated issuers by the Portfolio for the six months ended were as follows:

			Change in	Net Realized
			Net Unrealized	Gain/(Loss)
			Appreciation/	From	Dividends	Shares
	Value at		(Depreciation)	Investments	from	held at	Value at
Name of the	December 31,	Purchase	from Investments	in Affiliated	Investments in	June 30,	June 30,
Affiliated Issuer	2020	Costs	Affiliated Issuers	Issuers	Affiliated Issuers	2021	2021
Pioneer ILS
Interval Fund	$2,728,793	$ —	$44,998	$ —	$ —	321,413	$2,773,791

Annual and semi-annual reports for the underlying Pioneer funds are available on the Funds’ web page(s) at www.amundi.com/us.

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Pioneer Bond VCT Portfolio	Pioneer Variable Contracts Trust

7. Additional Disclosures about Derivative Instruments and Hedging Activities
The Portfolio’s use of derivatives may enhance or mitigate the Portfolio’s exposure to the following risks:
Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.
Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Portfolio.
Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.
Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange rate risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.
Commodity risk relates to the risk that the value of a commodity or commodity index will fluctuate based on increases or decreases in the commodities market and factors specific to a particular industry or commodity.
The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at June 30, 2021, was as follows:

Statement of Assets	Interest	Credit	Foreign	Equity	Commodity
and Liabilities	Rate Risk	Risk	Exchange Rate Risk	Risk	Risk
Assets
Swap contracts, at value	$ —	$292,948	$ —	$ —	$ —
Net unrealized appreciation
on futures contracts	81,242	—	—	—	—
Total Value	$ 81,242	$292,948	$ —	$ —	$ —

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure at June 30, 2021 was as follows:

Statement of	Interest	Credit	Foreign	Equity	Commodity
Operations	Rate Risk	Risk	Exchange Rate Risk	Risk	Risk
Net realized
gain (loss) on:
Futures contracts	$(349,333)	$ —	$ —	$ —	$ —
Swap contracts	—	128,315	—	—	—
Total Value	$(349,333)	$128,315	$ —	$ —	$ —
Change in net
unrealized appreciation
(depreciation) on:
Futures contracts	$ 163,742	$ —	$ —	$ —	$ —
Swap contracts	—	(29,541)	—	—	—
Total Value	$ 163,742	$ (29,541)	$ —	$ —	$ —

47

Pioneer Bond VCT Portfolio	Pioneer Variable Contracts Trust
Statement Regarding Liquidity Risk Management Program

As required by law, the Portfolio has adopted and implemented a liquidity risk management program (the “Program”) that is designed to assess and manage liquidity risk. Liquidity risk is the risk that the Portfolio could not meet requests to redeem its shares without significant dilution of remaining investors’ interests in the Portfolio. The Portfolio’s Board of Trustees designated a liquidity risk management committee (the “Committee”) consisting of employees of Amundi Asset Management US, Inc., to administer the Program.
The Committee provided the Board of Trustees with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation (the “Report”). The Report covered the period from January 1, 2020 through December 31, 2020 (the “Reporting Period”).
The Report confirmed that, throughout the Reporting Period, the Committee had monitored the Portfolio’s portfolio liquidity and liquidity risk on an ongoing basis, as described in the Program and in Board reporting throughout the Reporting Period.
The Report discussed the Committee’s annual review of the Program, which addressed, among other things, the following elements of the Program: The Committee reviewed the Portfolio’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions. The Committee noted that the Portfolio’s investment strategy continues to be appropriate for an open-end fund, taking into account, among other things, whether and to what extent the Portfolio held less liquid and illiquid assets and the extent to which any such investments affected the Portfolio’s ability to meet redemption requests. In managing and reviewing the Portfolio’s liquidity risk, the Committee also considered the extent to which the Portfolio’s investment strategy involves a relatively concentrated portfolio or large positions in particular issuers, the extent to which the Portfolio uses borrowing for investment purposes, and the extent to which the Portfolio uses derivatives (including for hedging purposes). The Committee also reviewed the Portfolio’s short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. In assessing the Portfolio’s cash flow projections, the Committee considered, among other factors, historical net redemption activity, redemption policies, ownership concentration, distribution channels, and the degree of certainty associated with the Portfolio’s short-term and long-term cash flow projections. The Committee also considered the Portfolio’s holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources, including, if applicable, the Portfolio’s participation in a credit facility, as components of the Portfolio’s ability to meet redemption requests. The Portfolio has adopted an in-kind redemption policy which may be utilized to meet larger redemption requests.
The Committee reviewed the Program’s liquidity classification methodology for categorizing the Portfolio’s investments into one of four liquidity buckets. In reviewing the Portfolio’s investments, the Committee considered, among other factors, whether trading varying portions of a position in a particular portfolio investment or asset class in sizes the Portfolio would reasonably anticipate trading, would be reasonably expected to significantly affect liquidity.
The Committee performed an analysis to determine whether the Portfolio is required to maintain a Highly Liquid Investment Minimum, and determined that no such minimum is required because the Portfolio primarily holds highly liquid investments.
The Report stated that the Committee concluded the Program operates adequately and effectively, in all material respects, to assess and manage the Portfolio’s liquidity risk throughout the Reporting Period.

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Pioneer Variable Contracts Trust	Trustees
Thomas J. Perna, Chairman
Officers	John E. Baumgardner, Jr.
Lisa M. Jones, President and Chief Executive Officer	Diane Durnin
Anthony J. Koenig, Jr., Treasurer and Chief Financial and	Benjamin M. Friedman
Accounting Officer	Lisa M. Jones
Christopher J. Kelley, Secretary and Chief Legal Officer	Craig C. MacKay
Lorraine H. Monchak
Investment Adviser and Administrator	Marguerite A. Piret
Amundi Asset Management US, Inc.	Fred J. Ricciardi
Kenneth J. Taubes
Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Principal Underwriter
Amundi Distributor US, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Transfer Agent
DST Asset Manager Solutions, Inc.

53

Proxy Voting Policies and Procedures of the Portfolio are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Portfolio voted proxies relating to Portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundi.com/us. This information is also available on the Securities and Exchange Commission’s web site at www.sec.gov.
19617-15-0821

Pioneer Variable Contracts Trust
Pioneer Equity Income

VCT Portfolio
Class I and II Shares
Semiannual Report | June 30, 2021
Paper copies of the Portfolio’s shareholder reports may no longer be sent by mail, unless you specifically request paper copies of the reports from the insurance company that offers your variable annuity or variable life insurance contract, or from your financial intermediary. Instead, the insurance company may choose to make the reports available on a website, and will notify you by mail each time a shareholder report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.
You may elect to receive all future Portfolio shareholder reports in paper form, free of charge, from the insurance company. You can inform the insurance company or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by following the instructions provided by the insurance company, or by contacting your financial intermediary. Your election to receive reports in paper form will apply to all portfolios available under your contract with the insurance company.
Please refer to your contract prospectus to determine the applicable share class offered under your contract.

Pioneer Variable Contracts Trust

This report is authorized for distribution only when preceded or accompanied by a prospectus for the Portfolio being offered.
Pioneer Variable Contracts Trust files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s web site at https://www.sec.gov.

Pioneer Equity Income VCT Portfolio	Pioneer Variable Contracts Trust

5 Largest Holdings
(As a percentage of total investments)*
1.	KLA-Tencor Corp.	2.20%
2.	Eli Lilly & Co.	2.19
3.	Bank of America Corp.	2.09
4.	Verizon Communications, Inc.	1.96
5.	Sun Life Financial, Inc.	1.93

*
Excludes temporary cash investments and all derivative contracts except for options purchased. The Portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities.

Performance Update 6/30/21

Prices and Distributions

Net Asset Value per Share	6/30/21	12/31/20
Class I	$17.71	$15.51
Class II	$18.02	$15.79

	Net
Distributions per Share	Investment	Short-Term	Long-Term
(1/1/21 – 6/30/21)	Income	Capital Gains	Capital Gains
Class I	$0.1400	$ —	$ —
Class II	$0.1200	$ —	$ —

Performance of a $10,000 Investment
The following chart shows the change in value of an investment made in Class I and Class II shares of Pioneer Equity Income VCT Portfolio at net asset value during the periods shown, compared to that of the Russell 1000 Value Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

The Russell 1000 Value Index is an unmanaged index that measures the performance of large-cap U.S. value stocks. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

Average Annual Total Returns
(As of June 30, 2021)
			Russell 1000
	Class I	Class II	Value Index
10 Years	11.17%	10.90%	11.61%
5 Years	10.96%	10.69%	11.87%
1 Year	35.08%	34.65%	43.68%
All total returns shown assume reinvestment of distributions at net asset value.
The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

Call 1-800-688-9915 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers, performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
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Pioneer Equity Income VCT Portfolio	Pioneer Variable Contracts Trust
Comparing Ongoing Portfolio Expenses
As a shareowner in the Portfolio, you incur two types of costs:
(1)	ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and
(2)	transaction costs, including sales charges (loads) on purchase payments.
This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds offered through your variable annuity contract. The example is based on an investment of $1,000 at the beginning of the Portfolio’s latest six-month period and held throughout the six months.
Using the Tables
Actual Expenses
The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:
1.	Divide your account value by $1,000
Example: an $8,600 account value ÷ $1,000 = 8.6
2.
Multiply the result in (1) above by the corresponding share class’s number in the third row under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Equity Income VCT Portfolio
Based on actual returns from January 1, 2021 through June 30, 2021.
Share Class	I	II
Beginning Account Value on 1/1/21	$1,000.00	$1,000.00
Ending Account Value on 6/30/21	$1,151.10	$1,149.10
Expenses Paid During Period*	$ 4.27	$ 5.60

*
Expenses are equal to the Portfolio’s annualized expense ratio of 0.80%, 1.05% for Class I and II respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Hypothetical Example for Comparison Purposes
The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other variable annuities.
Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different variable annuities. In addition, if these transaction costs were included, your costs would have been higher.
Expenses Paid on a $1,000 Investment in Pioneer Equity Income VCT Portfolio
Based on a hypothetical 5% per year return before expenses, reflecting the period from January 1, 2021 through June 30, 2021.
Share Class	I	II
Beginning Account Value on 1/1/21	$1,000.00	$1,000.00
Ending Account Value on 6/30/21	$1,020.83	$1,019.59
Expenses Paid During Period*	$ 4.01	$ 5.26

*
Expenses are equal to the Portfolio’s annualized expense ratio of 0.80%, 1.05% for Class I and II respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

3

Pioneer Equity Income VCT Portfolio	Pioneer Variable Contracts Trust
Portfolio Management Discussion 6/30/21

Call 1-800-688-9915 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
In the following interview, John A. Carey discusses the market environment for equities and the factors that affected the performance of Pioneer Equity Income VCT Portfolio during the six-month period ended June 30, 2021. Mr. Carey, Managing Director, Director of Equity Income, US, and a portfolio manager at Amundi Asset Management US, Inc. (Amundi US), is responsible for the day-to-day management of the Portfolio, along with Sammi Truong, a vice president and a portfolio manager at Amundi US, and Walter Hunnewell, Jr., a vice president and a portfolio manager at Amundi US.
Q:  How did the Portfolio perform over the six-month period ended June 30, 2021?
A:   Pioneer Equity Income VCT Portfolio’s Class I shares returned 15.11% at net asset value during the six-month period ended June 30, 2021, and Class II shares returned 14.91%, while the Portfolio’s benchmark, the Russell 1000 Value Index, returned 17.05%.
Q:  How would you describe the market for equities during the six-month period ended June 30, 2021, particularly for the types of equities deemed appropriate for the Portfolio?
A:   During the six-month period, optimism about an economic recovery pushed the stock market to record highs. Favorable clinical trials for COVID-19 vaccines developed by Pfizer and Moderna led to the Food and Drug Administration’s granting emergency-use authorization for both products in December 2020, just before the start of the period. In practice, that meant almost all adults would be eligible to receive the vaccines. (Pfizer is a Portfolio holding; Moderna is not). The prospect of improvement in the COVID-19 situation, plus new US government fiscal relief packages and the continued “easy-money” policies from the Federal Reserve (Fed), all helped create positive market sentiment during the six-month period.
Investors became especially interested in stocks of cyclical, economically-sensitive companies, or so-called “value” names, which many thought could fare well in a strengthening business environment. In fact, for the first time in several years, value stocks outperformed growth over the six-month period. While growth stocks made up some of the performance gap versus value stocks over the second half of the period, the Portfolio’s benchmark, the Russell 1000 Value Index, still outperformed the Russell 1000 Growth Index by more than four percent for the full six-month period (17.05% return for the Russell 1000 Value Index; 12.99% for the Russell 1000 Growth Index).
The other side of the buoyant economic forecasts featured heightened concerns about potential increases in inflation and interest rates. Rising inflation expectations pushed the 10-Year US Treasury yield up by 55 basis points (bps) during the period. (A basis point is equal to 1/100th of a percentage point.) As price-to-earnings (P/E) multiples have often moved in the opposite direction from interest rates, and as multiples were particularly elevated among some growth stocks, the growth-oriented sectors of the market experienced sometimes-dramatic volatility over the six-month period. We hasten to note, however, that many value stocks, particularly after the rally we saw during the semiannual reporting period, also have been selling at higher-than-customary multiples.
4

Pioneer Equity Income VCT Portfolio	Pioneer Variable Contracts Trust

It appears that much potential good news, hence, is built into current share prices, and therefore, downside risk - should there be disappointments of one kind or another - may be larger than it oftentimes is. While remaining substantially fully invested, which has been our customary investment posture since the Portfolio’s inception in 1995, we believe some caution with regard to valuation levels is indicated.
While all sectors within the Russell 1000 Value Index (the Russell Index) posted positive returns, energy fared best, gaining 46% over the six-month period. The broadening reopening of the economy meant more cars were on the road; fuel needs for commercial-building HVAC (heating, ventilating, and air-conditioning) systems were greater; and factories, which also use a lot of fuel, were operating at higher capacity. West Texas Intermediate crude-oil prices rose significantly over the six months. Other cyclical sectors that performed well during the period included financial services, real estate, and consumer discretionary. On the other hand, utilities and consumer staples, sectors perceived to be more “defensive,” lagged the rest of the Russell Index.
Q:  Could you please discuss the main factors that affected the Portfolio’s benchmark-relative performance during the six-month period ended June 30, 2021, and discuss any investments or strategies that significantly helped or hurt benchmark-relative returns?
A:   During the six-month period, as has often been typical in the early stages of economic recoveries, investors, anticipating a sharp earnings recovery for companies that experienced pronounced, recession-driven earnings declines, focused precisely on companies that had done the worst during the downturn. Not infrequently, those companies had cut or omitted their dividends* during calendar year 2020 as the COVID-19 pandemic intensified and economic activity slowed. Our investment strategy for the Portfolio has typically involved seeking to own shares of companies that have featured sustainable and growing dividends, and companies that have been able to remain profitable in trying economic circumstances.
While the Portfolio had an overweight position versus the benchmark in the materials sector, with its many cyclical companies, and an approximate market weight in energy, the Portfolio was underweight in recovering sectors such as financials and real estate, and overweight to the defensive sectors, utilities and consumer staples, that underperformed. That positioning detracted from benchmark-relative returns for the six-month period.
With regard to individual stocks, consistent generally with the Portfolio’s sector overweights and underweights, the top positive performance attributors versus the Russell Index were from the materials sector, notably Nucor and Kaiser Aluminum. In addition, the Portfolio saw strong performance from some energy names (all of them refiners), especially Marathon Petroleum. One of the Portfolio’s holdings within information technology, semiconductor-equipment manufacturer KLA, also stood out during the period.
*	Dividends are not guaranteed.
5

Pioneer Equity Income VCT Portfolio	Pioneer Variable Contracts Trust
Portfolio Management Discussion 6/30/21 (continued)

On the negative side, the Portfolio’s overweight in the underperforming consumer staples sector produced two negative performance attributors, Clorox and McCormick. Similarly, an overweight in the lagging utilities sector led to two negative performance attributors versus the benchmark for the period, WEC Energy (a position we subsequently exited) and Alliant Energy.
The “risk-on” stance of investors over the six-month period resulted in a move away from the defensive utilities and consumer-staples companies that had benefited significantly from the lockdowns and work-from-home directives that prevailed during the early stages of the COVID-19 situation, but could now face challenging sales-and-earnings comparisons as the economy emerges from the pandemic, in our view.
Q:  Could you highlight some of the more notable changes you made to the Portfolio during the six-month period ended June 30, 2021?
A:   During the six-month period, we added 17 positions to the Portfolio, and exited 13. On concern about increasing agricultural-commodities prices and the potential inability for food processors to pass through the higher costs to customers, we sold the Portfolio’s holdings in Kellogg and General Mills, and we also sold out of Walmart, which these days is heavily involved in the grocery business. On the other hand, we added the consumer-staples stocks PepsiCo and Procter & Gamble. With the economic reopening, we think Pepsi’s higher-margin channels, such as convenience stores and food service, could see improvement. In the case of Procter & Gamble, we think that the company’s strong, world-wide product line-up could give it pricing power in the potentially more inflationary times ahead. In energy, we took the Portfolio from an underweight out of concern for industry fundamentals, to an approximately equal market weight versus the benchmark, as we judged that the market had perhaps been overly pessimistic. Within energy, we added shares of Marathon Petroleum, a refiner that could potentially benefit from increased miles driven and a recovering air-travel industry, to the Portfolio.
As examples of our willingness to take positions in lesser-known names, where we see what we believe are attractive businesses priced at more modest levels than the better-known stocks in the market, Broadridge Financial, Healthcare Realty, and Omnicom stand out as additions. Broadridge Financial provides a range of technological solutions, including investor communications and automated transaction processing, to the financial service industries. The company could stand to benefit from increased digitization trends and the outsourcing of services on mounting cost pressures. Healthcare Realty is a real estate investment trust (REIT) that specializes in leasing, management, and development of outpatient healthcare facilities. We believe increased COVID-19 vaccination rates could increase the comfort level of people in going back to the doctor’s office and thus drive up demand for medical office space. Omnicom, a well-established advertising agency, is in a good position, we think, to help companies find customers for goods and services for which demand could increase as the economy expands after reopening.
Occasionally, a company’s shares reach what we consider fair valuation, and we decide to eliminate the Portfolio’s positions. During the six-month period, that was the case with Morgan Stanley, CME Group, and American Water Works.
6

Pioneer Equity Income VCT Portfolio	Pioneer Variable Contracts Trust

Q:  Did the Portfolio have any derivatives exposure during the six-month period ended June 30, 2021?
A:   No, the Portfolio held no derivatives during the period.
Q:  The Portfolio typically places emphasis on dividend-paying stocks. How would you describe the environment for dividends during the six-month period ended June 30, 2021?
A:   As states have been reopening and lifting restrictions put in place during the pandemic, some companies that reduced or even suspended dividends in 2020 to conserve cash have begun restoring and reinstituting dividends. We believe investors will likely be attentive to the amounts of dividend improvement in those situations, to get a sense of whether the companies see their businesses coming back fully or not, and over what stretch of time. While, as noted earlier, the initial enthusiasm over the economic reopening prompted investors to buy shares of some of the companies most beaten-up during the pandemic, and that had even eliminated their dividends, we think that if the recovery continues, investors will again be making comparisons between dividend coverage ratios and consistency, and prospects for stable earnings growth. Financial and business characteristics of companies that typify what we consider higher quality will, we believe, come once more to the fore. We have focused throughout the life of the Portfolio on investing in companies that, in our view, possess those quality characteristics of dividend sustainability and earnings stability, and so we feel that the Portfolio could be in a position to take part in any rally that may occur that is more quality-focused.
We do continue to listen closely and somewhat concernedly to the discussions in Washington, DC, with regard to corporate and personal income-tax rates to fund infrastructure and other spending. One particular risk to the Portfolio would be a possible adjustment to the favorable tax rate, in force since 2003, on so-called “qualified” dividend income. In addition, higher taxes on corporate earnings would reduce the after-tax corporate earnings out of which dividends are paid.
Q:  What is your outlook for equities as the US economy emerges from COVID-19 and the effects of the pandemic-related shutdowns diminish?
A:   As a larger percentage of the population receives COVID-19 vaccinations, we expect to see further reopening of the economy. Pent-up consumer demand, along with the high levels of savings that have built up during the pandemic, could provide good support for economic growth and a broad-based earnings recovery. However, there is always the prospect of setbacks on the road to “herd immunity” against COVID-19. The recent surge in “Delta” variant COVID-19 cases and the possibility of further mutations and variants of the virus that evade immunity bear watching, and most certainly remain a concern.
From a domestic, economic-policy standpoint, we do not know any better than other observers whether the inflation we have been seeing of late as a result of labor shortages and rising wages and higher raw-materials prices will prove transitory, or develop more fully and become an important
7

Pioneer Equity Income VCT Portfolio	Pioneer Variable Contracts Trust
Portfolio Management Discussion 6/30/21 (continued)

A Word About Risk:
All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility and heightened uncertainty. The market prices of securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, recessions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues or adverse investor sentiment. These conditions may continue, recur, worsen or spread.
Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.
The Portfolio invests in REIT securities, the value of which can fall for a variety of reasons, such as declines in rental income, fluctuating interest rates, poor property management, environmental liabilities, uninsured damage, increased competition, or changes in real estate tax laws.
At times, the Portfolio’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Portfolio more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.
These risks may increase share price volatility.

consideration for both businesses and customers. The new administration has implemented already some regulatory changes that could pose challenges to businesses, and the possibility of increases in corporate and personal tax rates may hamper both business investment and personal spending.
Alongside the risks, though, we think one would do well always to take into account the multiplicity of strengths in the domestic economy and the corporate sector; the inventiveness, entrepreneurial skills, and ingenuity of the American people; and the leadership role the US still has in the world in so many different respects. We have managed the Portfolio through numerous shifts in the political setting, through many movements of the business cycle, and through a lot of market volatility as well as changes in investor preferences. As always, while the Portfolio’s holdings have remained diverse**, a constant has been the kind of companies in which we take an interest on your behalf, companies that we view as skilled at navigating through uncertainty, yet also positioned, we believe, for steady growth in value over time.
Thank you for your support.
** Diversification does not assure a profit nor protect against loss.

Please refer to the Schedule of Investments on pages 9 to 13 for a full listing of Portfolio securities.
Past performance is no guarantee of future results.
Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio’s historical or future performance are statements of opinion as of the date of this report.
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Pioneer Equity Income VCT Portfolio	Pioneer Variable Contracts Trust
Schedule of Investments 6/30/21 (unaudited)

Shares		Value
	UNAFFILIATED ISSUERS – 99.9%
	COMMON STOCKS – 99.9% of Net Assets
	Air Freight & Logistics – 0.5%
7,123	CH Robinson Worldwide, Inc.	$ 667,211
	Total Air Freight & Logistics	$ 667,211
	Auto Components – 1.3%
32,059	BorgWarner, Inc.	$ 1,556,144
	Total Auto Components	$ 1,556,144
	Automobiles – 0.5%
20,602	Honda Motor Co., Ltd. (A.D.R.)	$ 662,972
	Total Automobiles	$ 662,972
	Banks – 7.7%
61,806	Bank of America Corp.	$ 2,548,261
6,915	Canadian Imperial Bank of Commerce	787,342
11,439	JPMorgan Chase & Co.	1,779,222
9,539	M&T Bank Corp.	1,386,112
10,594	PNC Financial Services Group, Inc.	2,020,911
15,089	Truist Financial Corp.	837,440
	Total Banks	$ 9,359,288
	Beverages – 0.7%
5,357	PepsiCo., Inc.	$ 793,747
	Total Beverages	$ 793,747
	Biotechnology – 0.6%
10,465	Gilead Sciences, Inc.	$ 720,620
	Total Biotechnology	$ 720,620
	Capital Markets – 4.8%
26,156	Bank of New York Mellon Corp.	$ 1,339,972
9,775	Charles Schwab Corp.	711,718
12,182	Northern Trust Corp.	1,408,483
12,511	State Street Corp.	1,029,405
6,785	T Rowe Price Group, Inc.	1,343,226
	Total Capital Markets	$ 5,832,804
	Chemicals – 3.4%
10,046	Celanese Corp.	$ 1,522,974
7,450	Corteva, Inc.	330,408
9,769	Dow, Inc.	618,182
8,972	DuPont de Nemours, Inc.	694,523
2,225	Ecolab, Inc.	458,283
4,347	FMC Corp.	470,345
	Total Chemicals	$ 4,094,715
	Commercial Services & Supplies – 1.2%
8,935	MSA Safety, Inc.	$ 1,479,457
	Total Commercial Services & Supplies	$ 1,479,457
	Containers & Packaging – 0.3%
20,628	Graphic Packaging Holding Co.	$ 374,192
	Total Containers & Packaging	$ 374,192

The accompanying notes are an integral part of these financial statements.
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Pioneer Equity Income VCT Portfolio	Pioneer Variable Contracts Trust
Schedule of Investments 6/30/21 (unaudited) (continued)

Shares		Value
	Diversified Telecommunication Services – 4.0%
64,826	AT&T, Inc.	$ 1,865,692
11,521	BCE, Inc.	568,216
42,718	Verizon Communications, Inc.	2,393,490
	Total Diversified Telecommunication Services	$ 4,827,398
	Electric Utilities – 2.8%
24,622	Alliant Energy Corp.	$ 1,372,923
9,611	American Electric Power Co., Inc.	812,995
8,527	Eversource Energy	684,206
7,325	NextEra Energy, Inc.	536,776
	Total Electric Utilities	$ 3,406,900
	Electrical Equipment – 0.7%
9,254	Emerson Electric Co.	$ 890,605
	Total Electrical Equipment	$ 890,605
	Electronic Equipment, Instruments & Components – 1.7%
2,593	CDW Corp.	$ 452,867
9,835	Corning, Inc.	402,252
9,198	TE Connectivity, Ltd.	1,243,662
	Total Electronic Equipment, Instruments & Components	$ 2,098,781
	Energy Equipment & Services – 0.4%
22,112	Baker Hughes Co.	$ 505,701
	Total Energy Equipment & Services	$ 505,701
	Equity Real Estate Investment Trusts (REITs) – 3.8%
11,967	Alexandria Real Estate Equities, Inc.	$ 2,177,276
8,140	Camden Property Trust	1,079,934
3,633	Digital Realty Trust, Inc.	546,621
14,857	Healthcare Realty Trust, Inc.	448,681
3,436	Prologis, Inc.	410,705
	Total Equity Real Estate Investment Trusts (REITs)	$ 4,663,217
	Food Products – 4.1%
2,626	Hershey Co.	$ 457,397
5,580	John B Sanfilippo & Son, Inc.	494,221
6,730	Lamb Weston Holdings, Inc.	542,842
10,163	McCormick & Co., Inc., Class VTG	897,596
28,225	Mondelez International, Inc.	1,762,369
6,748	Nestle S.A. (A.D.R.)	841,745
	Total Food Products	$ 4,996,170
	Health Care Equipment & Supplies – 3.1%
18,035	Abbott Laboratories	$ 2,090,798
2,857	Becton Dickinson and Co.	694,794
23,096	Smith & Nephew Plc (A.D.R.)	1,003,290
	Total Health Care Equipment & Supplies	$ 3,788,882
The accompanying notes are an integral part of these financial statements.
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Pioneer Equity Income VCT Portfolio	Pioneer Variable Contracts Trust

Shares		Value
	Health Care Providers & Services – 4.1%
8,540	AmerisourceBergen Corp.	$ 977,745
2,397	Anthem, Inc.	915,175
11,210	CVS Health Corp.	935,362
2,327	Humana, Inc.	1,030,209
8,378	Quest Diagnostics, Inc.	1,105,645
	Total Health Care Providers & Services	$ 4,964,136
	Health Care Technology – 0.8%
12,760	Cerner Corp.	$ 997,322
	Total Health Care Technology	$ 997,322
	Hotels, Restaurants & Leisure – 0.6%
15,900(a)	Cedar Fair LP	$ 712,797
	Total Hotels, Restaurants & Leisure	$ 712,797
	Household Durables – 0.4%
3,048	Garmin Ltd.	$ 440,863
	Total Household Durables	$ 440,863
	Household Products – 1.8%
8,422	Clorox Co.	$ 1,515,202
5,382	Procter & Gamble Co.	726,193
	Total Household Products	$ 2,241,395
	Industrial Conglomerates – 1.2%
6,880	Honeywell International, Inc.	$ 1,509,128
	Total Industrial Conglomerates	$ 1,509,128
	Insurance – 5.1%
11,859	Chubb, Ltd.	$ 1,884,869
10,373	First American Financial Corp.	646,757
21,961	Lincoln National Corp.	1,380,029
45,811	Sun Life Financial, Inc.	2,361,099
	Total Insurance	$ 6,272,754
	IT Services – 2.9%
2,263	Accenture Plc	$ 667,110
3,423	Automatic Data Processing, Inc.	679,876
3,143	Broadridge Financial Solutions, Inc.	507,689
5,935	Cognizant Technology Solutions Corp.	411,058
4,225	Fidelity National Information Services, Inc.	598,555
6,956	Paychex, Inc.	746,379
	Total IT Services	$ 3.610,667
	Machinery – 5.7%
5,265	Caterpillar, Inc.	$ 1,145,822
56,599	Gorman-Rupp Co.	1,949,269
21,938	Komatsu, Ltd. (A.D.R.)	544,062
5,598	Oshkosh Corp.	697,735
18,584	PACCAR, Inc.	1,658,622
11,984	Timken Co.	965,791
	Total Machinery	$ 6,961,301

The accompanying notes are an integral part of these financial statements.
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Pioneer Equity Income VCT Portfolio	Pioneer Variable Contracts Trust
Schedule of Investments 6/30/21 (unaudited) (continued)

Shares		Value
	Media – 2.6%
30,966	Comcast Corp.	$ 1,765,681
22,566	Interpublic Group of Cos., Inc.	733,170
8,726	Omnicom Group, Inc.	697,993
	Total Media	$ 3,196,844
	Metals & Mining – 6.5%
12,687	Kaiser Aluminum Corp.	$ 1,566,717
14,661	Materion Corp.	1,104,706
10,428	Newmont Corp.	660,927
24,275	Nucor Corp.	2,328,701
15,029	Reliance Steel & Aluminum Co.	2,267,876
	Total Metals & Mining	$ 7,928,927
	Multiline Retail – 2.3%
3,181	Dollar General Corp.	$ 688,336
8,959	Target Corp.	2,165,749
	Total Multiline Retail	$ 2,854,085
	Multi-Utilities – 1.3%
10,850	Ameren Corp.	$ 868,434
12,219	CMS Energy Corp.	721,898
	Total Multi-Utilities	$ 1,590,332
	Oil, Gas & Consumable Fuels – 5.5%
13,040	Chevron Corp.	$ 1,365,810
15,160	ConocoPhillips	923,244
27,186	Marathon Petroleum Corp.	1,642,578
18,585	Phillips 66	1,594,965
14,916	Valero Energy Corp.	1,164,641
	Total Oil, Gas & Consumable Fuels	$ 6,691,238
	Pharmaceuticals – 6.2%
28,076	AstraZeneca Plc (A.D.R.)	$ 1,681,752
11,658	Eli Lilly & Co.	2,675,744
21,841	Novo Nordisk AS (A.D.R.)	1,829,621
35,791	Pfizer, Inc.	1,401,576
	Total Pharmaceuticals	$ 7,588,693
	Professional Services – 0.8%
9,429	Leidos Holdings, Inc.	$ 953,272
	Total Professional Services	$ 953,272
	Semiconductors & Semiconductor Equipment – 5.9%
9,066	Analog Devices, Inc.	$ 1,560,802
2,908	CMC Materials, Inc.	438,352
14,026	Intel Corp.	787,420
8,280	KLA-Tencor Corp.	2,684,459
9,013	Texas Instruments, Inc.	1,733,200
	Total Semiconductors & Semiconductor Equipment	$ 7,204,233
	Technology Hardware, Storage & Peripherals – 0.5%
39,568	Hewlett Packard Enterprise Co.	$ 576,901
	Total Technology Hardware, Storage & Peripherals	$ 576,901

The accompanying notes are an integral part of these financial statements.
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Pioneer Equity Income VCT Portfolio	Pioneer Variable Contracts Trust

Shares		Value
	Textiles, Apparel & Luxury Goods – 2.1%
12,169	Carter’s, Inc.	$ 1,255,476
16,258	VF Corp.	1,333,806
	Total Textiles, Apparel & Luxury Goods	$ 2,589,282
	Trading Companies & Distributors – 2.0%
24,426	Fastenal Co.	$ 1,270,152
8,339	Ferguson Plc	1,163,624
	Total Trading Companies & Distributors	$ 2,433,776
	TOTAL COMMON STOCKS
	(Cost $80,802,917)	$122,036,750
	TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS – 99.9%
	(Cost $80,802,917)	$122,036,750
	OTHER ASSETS AND LIABILITIES – 0.1%	$ 69,726
	NET ASSETS – 100.0%	$122,106,476

REIT (A.D.R.) (a)	Real Estate Investment Trust. American Depositary Receipts. Non-income producing security.
Purchases and sales of securities (excluding temporary cash investments) for the six months ended June 30, 2021, aggregated $18,172,179 and $20,344,138, respectively.
The Portfolio is permitted to engage in purchase and sale transactions (“cross trades”) with certain funds and accounts for which Amundi Asset Management US, Inc. (the “Adviser”) serves as the Portfolio’s investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices. During the six months ended June 30, 2021, the Portfolio did not engage in any cross trade activity.
At June 30, 2021, the net unrealized appreciation on investments based on cost for federal tax purposes of $80,598,245 was as follows:
Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$ 42,232,394
Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(793,889)
Net unrealized appreciation	$ 41,438,505
Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels below.
Level 1 – unadjusted quoted prices in active markets for identical securities.
Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements – Note 1A.
Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining fair value of investments). See Notes to Financial Statements – Note 1A.
The following is a summary of the inputs used as of June 30, 2021, in valuing the Portfolio’s investments:
	Level 1	Level 2	Level 3	Total
Common Stocks	$122,036,750	$—	$—	$122,036,750
Total Investments in Securities	$122,036,750	$—	$—	$122,036,750

During the six months ended June 30, 2021, there were no transfers in or out of Level 3.
The accompanying notes are an integral part of these financial statements.
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Pioneer Equity Income VCT Portfolio	Pioneer Variable Contracts Trust
Statement of Assets and Liabilities 6/30/21 (unaudited)

ASSETS:
Investments in unaffiliated issuers, at value (cost $80,802,917)	$122,036,750
Foreign currencies, at value (cost $6,659)	6,684
Receivables —
Investment securities sold	1,127,057
Portfolio shares sold	20,939
Dividends	208,063
Interest	4,130
Other assets	5,687
Total assets	$123,409,310
LIABILITIES:
Due to custodian	$101,572
Payables —
Investment securities purchased	1,085,693
Portfolio shares repurchased	64,804
Due to affiliates	12,318
Accrued expenses	38,447
Total liabilities	$1,302,834
NET ASSETS:
Paid-in capital	$77,146,218
Distributable earnings	44,960,258
Net assets	$122,106,476
NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
Class I (based on $86,953,867/4,909,961 shares)	$17.71
Class II (based on $35,152,609/1,950,217 shares)	$18.02
The accompanying notes are an integral part of these financial statements.
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Pioneer Equity Income VCT Portfolio	Pioneer Variable Contracts Trust
Statement of Operations (unaudited)

FOR THE SIX MONTHS ENDED 6/30/21

INVESTMENT INCOME:
Dividends from unaffiliated issuers (net of foreign taxes withheld $11,536)	$1,450,882
Interest from unaffiliated issuers	660
Total investment income		$1,451,542
EXPENSES:
Management fees	$377,642
Administrative expense	40,984
Distribution fees
Class II	44,610
Custodian fees	2,974
Professional fees	27,903
Printing expense	11,707
Trustees’ fees	3,572
Miscellaneous	882
Total expenses		$510,274
Net investment income		$941,268
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments in unaffiliated issuers	$6,937,441
Other assets and liabilities denominated in foreign currencies	1,889	$6,939,330
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	$8,152,740
Other assets and liabilities denominated in foreign currencies	(4,152)	$8,148,588
Net realized and unrealized gain (loss) on investments		$15,087,918
Net increase in net assets resulting from operations		$16,029,186
The accompanying notes are an integral part of these financial statements.
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Pioneer Equity Income VCT Portfolio	Pioneer Variable Contracts Trust
Statements of Changes in Net Assets

	Six Months
	Ended
	6/30/21	Year Ended
	(unaudited)	12/31/20
FROM OPERATIONS:
Net investment income (loss)	$941,268	$1,971,494
Net realized gain (loss) on investments	6,939,330	(3,593,904)
Change in net unrealized appreciation (depreciation) on investments	8,148,588	(367,986)
Net increase (decrease) in net assets resulting from operations	$16,029,186	$(1,990,396)
DISTRIBUTIONS TO SHAREOWNERS:
Class I ($0.14 and $0.96 per share, respectively)	$(675,590)	$(4,783,755)
Class II ($0.12 and $0.92 per share, respectively)	(243,299)	(2,044,931)
Total distributions to shareowners	$(918,889)	$(6,828,686)
FROM PORTFOLIO SHARE TRANSACTIONS:
Net proceeds from sales of shares	$9,959,948	$10,173,594
Reinvestment of distributions	918,889	6,828,686
Cost of shares repurchased	(14,219,205)	(26,377,213)
Net decrease in net assets resulting from Portfolio share transactions	$(3,340,368)	$(9,374,933)
Net increase (decrease) in net assets	$11,769,929	$(18,194,015)
NET ASSETS:
Beginning of period	$110,336,547	$128,530,562
End of period	$122,106,476	$110,336,547

	Six Months	Six Months
	Ended	Ended
	6/30/21	6/30/21	Year Ended	Year Ended
	Shares	Amount	12/31/20	12/31/20
	(unaudited)	(unaudited)	Shares	Amount
Class I
Shares sold	335,844	$6,032,729	153,265	$2,184,035
Reinvestment of distributions	39,192	675,590	356,246	4,783,755
Less shares repurchased	(339,087)	(5,726,027)	(1,017,480)	(14,858,098)
Net increase (decrease)	35,949	$982,292	(507,969)	$(7,890,308)
Class II
Shares sold	224,848	$3,927,219	550,488	$7,989,559
Reinvestment of distributions	13,883	243,299	149,550	2,044,931
Less shares repurchased	(487,673)	(8,493,178)	(800,045)	(11,519,115)
Net decrease	(248,942)	$(4,322,660)	(100,007)	$(1,484,625)
The accompanying notes are an integral part of these financial statements.
16

Pioneer Equity Income VCT Portfolio	Pioneer Variable Contracts Trust
Financial Highlights

	Six Months
	Ended
	6/30/21		Year Ended	Year Ended	Year Ended		Year Ended	Year Ended
	(unaudited)		12/31/20	12/31/19	12/31/18		12/31/17	12/31/16*
Class I
Net asset value, beginning of period	$15.51		$16.65	$23.41	$32.49		$31.25	$28.18
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$0.14		$0.28	$0.42	$0.81		$0.60	$0.67
Net realized and unrealized gain (loss)
on investments	2.20		(0.46)	4.45	(2.99)		3.91	4.69
Net increase (decrease) from investment operations	$2.34		$(0.18)	$4.87	$(2.18)		$4.51	$5.36
Distributions to shareowners:
Net investment income	$(0.14)		$(0.39)	$(0.56)	$(0.70)		$(0.55)	$(0.61)
Net realized gain	—		(0.57)	(11.07)	(6.20)		(2.72)	(1.68)
Total distributions	$(0.14)		$(0.96)	$(11.63)	$(6.90)		$(3.27)	$(2.29)

Net increase (decrease) in net asset value	$2.20		$(1.14)	$(6.76)	$(9.08)		$1.24	$3.07
Net asset value, end of period	$17.71		$15.51	$16.65	$23.41		$32.49	$31.25
Total return (b)	15.11	%(c)	(0.04)%	25.56%	(8.59	)%(d)	15.46%	19.80	%(e)
Ratio of net expenses to average net assets	0.80	%(f)	0.80%	0.79%	0.79%		0.71%	0.72%
Ratio of net investment income (loss) to average
net assets	1.70	%(f)	1.95%	2.18%	2.82%		1.90%	2.31%
Portfolio turnover rate	16	%(c)	14%	21%	28%		33%	37%
Net assets, end of period (in thousands)	$86,954		$75,613	$89,623	$82,212		$105,198	$131,825

*	The Portfolio was audited by an independent registered public accounting firm other than Ernst & Young LLP.
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period.

(c)	Not annualized.
(d)	If the Portfolio had not recognized gains in settlement of class action lawsuits during the year ended December 31, 2018, the total return would have been (8.63)%.
(e)	If the Portfolio had not recognized gains in settlement of class action lawsuits during the year ended December 31, 2016, the total return would have been 19.76%.
(f)	Annualized.
NOTE:  The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.
The accompanying notes are an integral part of these financial statements.
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Pioneer Equity Income VCT Portfolio	Pioneer Variable Contracts Trust
Financial Highlights (continued)

	Six Months
	Ended
	6/30/21		Year Ended	Year Ended	Year Ended		Year Ended	Year Ended
	(unaudited)		12/31/20	12/31/19	12/31/18		12/31/17	12/31/16*
Class II
Net asset value, beginning of period	$15.79		$16.92	$23.62	$32.70		$31.43	$28.33
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$0.12		$0.25	$0.38	$0.50		$0.52	$0.60
Net realized and unrealized gain (loss)
on investments	2.23		(0.46)	4.49	(2.75)		3.94	4.72
Net increase (decrease) from investment operations	$2.35		$(0.21)	$4.87	$(2.25)		$4.46	$5.32
Distributions to shareowners:
Net investment income	$(0.12)		$(0.35)	$(0.50)	$(0.63)		$(0.47)	$(0.54)
Net realized gain	—		(0.57)	(11.07)	(6.20)		(2.72)	(1.68)
Total distributions	$(0.12)		$(0.92)	$(11.57)	$(6.83)		$(3.19)	$(2.22)

Net increase (decrease) in net asset value	$2.23		$(1.13)	$(6.70)	$(9.08)		$1.27	$3.10
Net asset value, end of period	$18.02		$15.79	$16.92	$23.62		$32.70	$31.43
Total return (b)	14.91	%(c)	(0.26)%	25.23%	(8.77	)%(d)	15.18%	19.53	%(e)
Ratio of net expenses to average net assets	1.05	%(f)	1.05%	1.04%	0.98%		0.97%	0.96%
Ratio of net investment income (loss) to average
net assets	1.45	%(f)	1.70%	1.93%	1.61%		1.65%	2.07%
Portfolio turnover rate	16	%(c)	14%	21%	28%		33%	37%
Net assets, end of period (in thousands)	$35,153		$34,723	$38,908	$33,569		$247,973	$230,107

*	The Portfolio was audited by an independent registered public accounting firm other than Ernst & Young LLP.
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

(c)	Not annualized.
(d)	If the Portfolio had not recognized gains in settlement of class action lawsuits during the year ended December 31, 2018, the total return would have been (8.81)%.
(e)	If the Portfolio had not recognized gains in settlement of class action lawsuits during the year ended December 31, 2016, the total return would have been 19.49%.
(f)	Annualized.
NOTE:   The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.
The accompanying notes are an integral part of these financial statements.
18

Pioneer Equity Income VCT Portfolio	Pioneer Variable Contracts Trust
Notes to Financial Statements 6/30/21 (unaudited)

1. Organization and Significant Accounting Policies
Pioneer Equity Income VCT Portfolio (the “Portfolio”) is one of 8 portfolios comprising Pioneer Variable Contracts Trust (the “Trust”), a Delaware statutory trust. The Portfolio is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objectives of the Portfolio are current income and long-term growth of capital from a portfolio consisting primarily of income producing equity securities of U.S. corporations.
The Portfolio offers two classes of shares designated as Class I and Class II shares. Each class of shares represents an interest in the same schedule of investments of the Portfolio and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Trust gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Portfolio is entitled to one vote. Under dollar-weighted voting, a shareholder’s voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class I shares.
Portfolio shares may be purchased only by insurance companies for the purpose of funding variable annuity and variable life insurance contracts or by qualified pension and retirement plans.
Amundi Asset Management US, Inc., an indirect, wholly owned subsidiary of Amundi and Amundi’s wholly owned subsidiary, Amundi USA, Inc., serves as the Portfolio’s investment adviser (the “Adviser”). Prior to January 1, 2021, the Adviser was named Amundi Pioneer Asset Management, Inc. Amundi Distributor US, Inc., an affiliate of Amundi Asset Management US, Inc., serves as the Portfolio’s distributor (the “Distributor”).
In August 2018, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update 2018-13 “Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement” (“ASU 2018-13”) which modifies disclosure requirements for fair value measurements, principally for Level 3 securities and transfers between levels of the fair value hierarchy. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years. The Portfolio has adopted ASU 2018-13 for the six months ended June 30, 2021. The impact to the Portfolio’s adoption was limited to changes in the Portfolio’s disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy and disclosure of the range and weighted average used to develop significant unobservable inputs for Level 3 fair value investments, when applicable.
The Portfolio is an investment company and follows investment company accounting and reporting guidance under U.S. Generally Accepted Accounting Principles (“U.S. GAAP”). U.S. GAAP requires the management of the Portfolio to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements:
A.  Security Valuation
The net asset value of the Portfolio is computed once daily, on each day the New York Stock Exchange (“NYSE”) is open, as of the close of regular trading on the NYSE.
Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.
The value of foreign securities is translated into U.S. dollars based on foreign currency exchange rate quotations supplied by third party pricing source. Trading in non-U.S. equity securities is substantially completed each day at various times prior o the close of the NYSE. The values of such securities used in computing the net asset value of the Portfolio’s shares are determined as of such times. The Portfolio may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.
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Pioneer Equity Income VCT Portfolio	Pioneer Variable Contracts Trust
Notes to Financial Statements 6/30/21 (unaudited) (continued)
Securities for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser pursuant to procedures adopted by the Portfolio’s Board of Trustees. The Adviser’s fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. The Adviser’s fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.
Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Portfolio may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Portfolio’s net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Portfolio’s securities may differ significantly from exchange prices, and such differences could be material.
At June 30, 2021, no securities were valued using fair value methods (other than securities valued using prices supplied by independent pricing services, broker-dealers or using a third party insurance industry pricing model).
B.   Investment Income and Transactions
Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence.
Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.
Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.
Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.
C.   Foreign Currency Translation
The books and records of the Portfolio are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.
Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency exchange contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statement of Operations from the effects of changes in the market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.
D.   Federal Income Taxes
It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of December 31, 2020, the Portfolio did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.
The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.
A portion of the dividend income recorded by the Portfolio is from distributions by publicly traded Real Estate Investment Trusts (“REITs”), and such distributions for tax purposes may also consist of capital gains and return of capital. The actual return of capital and capital gains portions of such distributions will be determined by formal notifications from the REITs
20

Pioneer Equity Income VCT Portfolio	Pioneer Variable Contracts Trust

subsequent to the calendar year-end. Distributions received from the REITs that are determined to be a return of capital are recorded by the Portfolio as a reduction of the cost basis of the securities held and those determined to be capital gain are reflected as such on the Statement of Operations.
The tax character of current year distributions payable will be determined at the end of the current taxable year. The tax character of distributions paid during the year ended December 31, 2020 was as follows:
2020
Distributions paid from:
Ordinary income	$2,715,228
Long-term capital gain	4,113,458
Total	$6,828,686
The following shows the components of distributable earnings on a federal income tax basis at December 31, 2020:
2020
Distributable earnings/(losses):
Undistributed ordinary income	$77,497
Capital loss carry forward	(3,506,061)
Net unrealized appreciation	33,278,525
Total	$29,849,961
The difrence between book-basis and tax-basis net unrealized appreciation is attributable to the tax deferral of losses on wash sales, the tax basis adjustment on partnerships, REITs and common stocks.
E.   Portfolio Shares and Class Allocations
The Portfolio records sales and repurchases of its shares as of trade date. Distribution fees for Class II shares are calculated based on the average daily net asset value attributable to Class II shares of the Portfolio (see Note 5). Class I shares do not pay distribution fees.
Income, common expenses (excluding transfer agent and distribution fees) and realized and unrealized gains and losses are calculated at the Portfolio level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.
All expenses and fees paid to the Portfolio’s transfer agent for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 4).
Dividends and distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Portfolio with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class I and Class II shares can reflect different transfer agent and distribution expense rates.
F.   Risks
The value of securities held by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, recessions, the spread of infectious illness or other public health issues, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread. A general rise in interest rates could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from the Portfolio.
At times, the Portfolio’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Portfolio more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Portfolio’s investments in foreign markets and countries with limited developing markets may subject the Portfolio to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions and the imposition of adverse governmental laws or currency exchange restrictions.
The Portfolio may invest in REIT securities, the value of which can fall for a variety of reasons, such as declines in rental income, fluctuating interest rates, poor property management, environmental liabilities, uninsured damage, increased competition, or changes in real estate tax laws.
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Pioneer Equity Income VCT Portfolio	Pioneer Variable Contracts Trust
Notes to Financial Statements 6/30/21 (unaudited) (continued)

With the increased use of technologies such as the Internet to conduct business, the Portfolio is susceptible to operational, information security and related risks. While the Portfolio’s Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified. Furthermore, the Portfolio cannot control the cybersecurity plans and systems put in place by service providers to the Portfolio such as Brown Brothers Harriman & Co., the Portfolio’s custodian and accounting agent, and DST Asset Manager Solutions, Inc., the Portfolio’s transfer agent. In addition, many beneficial owners of Portfolio shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Portfolio nor the Adviser exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at the Adviser or the Portfolio’s service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Portfolio’s ability to calculate its net asset value, impediments to trading, the inability of Portfolio shareowners to effect share purchases, redemptions or exchanges or receive distributions, loss of or unauthorized access to private shareowner information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.
COVID-19
The respiratory illness COVID-19 caused by a novel coronavirus has resulted in a global pandemic and major disruption to economies and markets around the world, including the United States. Global financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some interest rates are very low and in some cases yields are negative. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of the Portfolio’s investments. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. Governments and central banks, including the Federal Reserve in the U.S., have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The impact of these measures, and whether they will be effective to mitigate the economic and market disruption, will not be known for some time. The consequences of high public debt, including its future impact on the economy and securities markets, likewise may not be known for some time.
The Portfolio’s prospectus contains unaudited information regarding the Portfolio’s principal risks. Please refer to that document when considering the Portfolio’s principal risks.
2. Management Agreement
The Adviser manages the Portfolio. Management fees are calculated daily and paid monthly at the annual rate of 0.65% of the Portfolio’s average daily net assets up to $1 billion and 0.60% of the Portfolio’s average daily net assets over $1 billion. For the six months ended June 30, 2021, the effective management fee was equivalent to 0.65% (annualized) of the Portfolio’s average daily net assets.
In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio as administrative reimbursements. Included in “Due to affiliates” reflected on the Statement of Assets and Liabilities is $11,105 in management fees, administrative costs and certain other reimbursements payable to the Adviser at June 30, 2021.
3. Compensation of Trustees and Officers
The Portfolio pays an annual fee to its Trustees. The Adviser reimburses the Portfolio for fees paid to the Interested Trustees. The Portfolio does not pay any salary or other compensation to its officers. For the six months ended June 30, 2021, the Portfolio paid $3,572 in Trustees’ compensation, which is reflected on the Statement of Operations as Trustees’ fees. At June 30, 2021, the Portfolio had a payable for Trustees’ fees on its Statement of Assets and Liabilities of $–.
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Pioneer Equity Income VCT Portfolio	Pioneer Variable Contracts Trust

4. Transfer Agent
DST Asset Manager Solutions, Inc. serves as the transfer agent to the Portfolio at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Portfolio’s omnibus relationship contracts.
5. Distribution Plan
The Portfolio has adopted a distribution plan (the “Plan“) pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to Class II shares. Pursuant to the Plan, the Portfolio pays the Distributor a distribution fee of 0.25% of the average daily net assets attributable to Class II shares to compensate the Distributor for (1) distribution services and (2) personal and account maintenance services performed and expenses incurred by the Distributor in connection with the Portfolio’s Class II shares. Included in “Due to affiliates” reflected on the Statement of Assets and Liabilities is $1,213 in distribution fees payable to the Distributor at June 30, 2021.
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Pioneer Equity Income VCT Portfolio	Pioneer Variable Contracts Trust
Statement Regarding Liquidity Risk Management Program

As required by law, the Portfolio has adopted and implemented a liquidity risk management program (the “Program”) that is designed to assess and manage liquidity risk. Liquidity risk is the risk that the Portfolio could not meet requests to redeem its shares without significant dilution of remaining investors’ interests in the Portfolio. The Portfolio’s Board of Trustees designated a liquidity risk management committee (the “Committee”) consisting of employees of Amundi Asset Management US, Inc., to administer the Program.
The Committee provided the Board of Trustees with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation (the “Report”). The Report covered the period from January 1, 2020 through December 31, 2020 (the “Reporting Period”).
The Report confirmed that, throughout the Reporting Period, the Committee had monitored the Portfolio’s portfolio liquidity and liquidity risk on an ongoing basis, as described in the Program and in Board reporting throughout the Reporting Period.
The Report discussed the Committee’s annual review of the Program, which addressed, among other things, the following elements of the Program: The Committee reviewed the Portfolio’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions. The Committee noted that the Portfolio’s investment strategy continues to be appropriate for an open-end fund, taking into account, among other things, whether and to what extent the Portfolio held less liquid and illiquid assets and the extent to which any such investments affected the Portfolio’s ability to meet redemption requests. In managing and reviewing the Portfolio’s liquidity risk, the Committee also considered the extent to which the Portfolio’s investment strategy involves a relatively concentrated portfolio or large positions in particular issuers, the extent to which the Portfolio uses borrowing for investment purposes, and the extent to which the Portfolio uses derivatives (including for hedging purposes). The Committee also reviewed the Portfolio’s short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. In assessing the Portfolio’s cash flow projections, the Committee considered, among other factors, historical net redemption activity, redemption policies, ownership concentration, distribution channels, and the degree of certainty associated with the Portfolio’s short-term and long-term cash flow projections. The Committee also considered the Portfolio’s holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources, including, if applicable, the Portfolio’s participation in a credit facility, as components of the Portfolio’s ability to meet redemption requests. The Portfolio has adopted an in-kind redemption policy which may be utilized to meet larger redemption requests.
The Committee reviewed the Program’s liquidity classification methodology for categorizing the Portfolio’s investments into one of four liquidity buckets. In reviewing the Portfolio’s investments, the Committee considered, among other factors, whether trading varying portions of a position in a particular portfolio investment or asset class in sizes the Portfolio would reasonably anticipate trading, would be reasonably expected to significantly affect liquidity.
The Committee performed an analysis to determine whether the Portfolio is required to maintain a Highly Liquid Investment Minimum, and determined that no such minimum is required because the Portfolio primarily holds highly liquid investments.
The Report stated that the Committee concluded the Program operates adequately and effectively, in all material respects, to assess and manage the Portfolio’s liquidity risk throughout the Reporting Period.
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Pioneer Variable Contracts Trust

Officers
Lisa M. Jones, President and Chief Executive Officer
Anthony J. Koenig, Jr., Treasurer and Chief Financial and
  Accounting Officer
Christopher J. Kelley, Secretary and Chief Legal Officer

Investment Adviser and Administrator
Amundi Asset Management US, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Principal Underwriter
Amundi Distributor US, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Transfer Agent
DST Asset Manager Solutions, Inc.
Trustees Thomas J. Perna, Chairman John E. Baumgardner, Jr. Diane Durnin Benjamin M. Friedman Lisa M. Jones Craig C. MacKay Lorraine H. Monchak Marguerite A. Piret Fred J. Ricciardi Kenneth J. Taubes

29

Proxy Voting Policies and Procedures of the Portfolio are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Portfolio voted proxies relating to Portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundi.com/us. This information is also available on the Securities and Exchange Commission’s web site at www.sec.gov.
19610-15-0821

Pioneer Variable Contracts Trust
Pioneer Select Mid Cap Growth

VCT Portfolio
Class I Shares

Semiannual Report | June 30, 2021
Paper copies of the Portfolio’s shareholder reports may no longer be sent by mail, unless you specifically request paper copies of the reports from the insurance company that offers your variable annuity or variable life insurance contract, or from your financial intermediary. Instead, the insurance company may choose to make the reports available on a website, and will notify you by mail each time a shareholder report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.
You may elect to receive all future Portfolio shareholder reports in paper form, free of charge, from the insurance company. You can inform the insurance company or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by following the instructions provided by the insurance company, or by contacting your financial intermediary. Your election to receive reports in paper form will apply to all portfolios available under your contract with the insurance company.
Please refer to your contract prospectus to determine the applicable share class offered under your contract.

Pioneer Variable Contracts Trust

This report is authorized for distribution only when preceded or accompanied by a prospectus for the Portfolio being offered.
Pioneer Variable Contracts Trust files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s web site at https://www.sec.gov.

Pioneer Select Mid Cap Growth VCT Portfolio	Pioneer Variable Contracts Trust
Portfolio Update 6/30/21

5 Largest Holdings
(As a percentage of total investments)*
1.	Generac Holdings, Inc.	2.61%
2.	Micron Technology, Inc.	1.94
3.	MSCI, Inc.	1.86
4.	Synopsys, Inc.	1.79
5.	Veeva Systems, Inc.	1.70

*
Excludes temporary cash investments and all derivative contracts except for options purchased. The Portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities.

Performance Update 6/30/21

Prices and Distributions

Net Asset Value per Share	6/30/21	12/31/20
Class I	$35.70	$37.52

	Net
Distributions per Share	Investment	Short-Term	Long-Term
(1/1/21 – 6/30/21)	Income	Capital Gains	Capital Gains
Class I	$ —	$0.3544	$5.2059

Performance of a $10,000 Investment
The following chart shows the change in value of an investment made in Class I shares of Pioneer Select Mid Cap Growth VCT Portfolio at net asset value during the periods shown, compared to that of the Russell Midcap Growth Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.
The Russell Midcap Growth Index is an unmanaged index that measures the performance of U.S. mid-cap growth stocks. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

Average Annual Total Returns
(As of June 30, 2021)
		Russell Midcap
	Class I	Growth Index
10 Years	14.50%	15.13%
5 Years	20.82%	20.52%
1 Year	49.90%	43.77%
All total returns shown assume reinvestment of distributions at net asset value.
The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

Call 1-800-688-9915 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers, performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
2

Pioneer Select Mid Cap Growth VCT Portfolio	Pioneer Variable Contracts Trust
Comparing Ongoing Portfolio Expenses
As a shareowner in the Portfolio, you incur two types of costs:
(1)	ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and
(2)	transaction costs, including sales charges (loads) on purchase payments.
This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds offered through your variable annuity contract. The example is based on an investment of $1,000 at the beginning of the Portfolio’s latest six-month period and held throughout the six months.
Using the Tables
Actual Expenses
The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:
1.	Divide your account value by $1,000
Example: an $8,600 account value ÷ $1,000 = 8.6
2.
Multiply the result in (1) above by the corresponding share class’s number in the third row under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Select Mid Cap Growth VCT Portfolio
Based on actual returns from January 1, 2021 through June 30, 2021.

Share Class	I
Beginning Account Value on 1/1/21	$1,000.00
Ending Account Value on 6/30/21	$1,105.50
Expenses Paid During Period*	$ 4.70

*
Expenses are equal to the Portfolio’s annualized expense ratio of 0.90% for Class I shares multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Hypothetical Example for Comparison Purposes
The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other variable annuities.
Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different variable annuities. In addition, if these transaction costs were included, your costs would have been higher.
Expenses Paid on a $1,000 Investment in Pioneer Select Mid Cap Growth VCT Portfolio
Based on a hypothetical 5% per year return before expenses, reflecting the period from January 1, 2021 through June 30, 2021.
Share Class	I
Beginning Account Value on 1/1/21	$1,000.00
Ending Account Value on 6/30/21	$1,020.33
Expenses Paid During Period*	$ 4.51

*
Expenses are equal to the Portfolio’s annualized expense ratio of 0.90% for Class I shares multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

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Pioneer Select Mid Cap Growth VCT Portfolio	Pioneer Variable Contracts Trust
Portfolio Management Discussion 6/30/21

Call 1-800-688-9915 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

In the following interview, Ken Winston discusses the market environment and the factors that affected the performance of Pioneer Select Mid Cap Growth VCT Portfolio during the six-month period ended June 30, 2021. Mr. Winston, a senior vice president at Amundi Asset Management US, Inc. (Amundi US) and lead portfolio manager, is responsible for the day-to-day management of the Portfolio, along with Shaji John, a vice president and a portfolio manager at Amundi US, and David Sobell, a vice president and portfolio manager at Amundi US.
Q:  How did the Portfolio perform during the six-month period ended June 30, 2021?
A:   Pioneer Select Mid Cap Growth VCT Portfolio’s Class I shares returned 10.55% at net asset value (NAV) during the six-month period ended June 30, 2021, while the Portfolio’s benchmark, the Russell Midcap Growth Index (the Russell Index), returned 10.44%.
Q:  How would you describe the investment environment in the equity market during the six-month period ended June 30, 2021?
A:   Domestic equities delivered strong returns during the six-month period, with value stocks outpacing the performance of growth stocks. The Standard & Poor’s 500 Index (the S&P 500) registered a total return of 15.25% for the six-month period, adding to an already impressive performance that saw the S&P 500 return more than 40% for the full year ended June 30, 2021.
For most of the six-month period, investors aggressively purchased shares of economically sensitive, “re-opening” companies; that is, companies thought to be prime candidates to benefit from a broader reopening of the domestic economy after more than a year of restricted activity due to the COVID-19 pandemic. Better-than-expected progress on the pace of COVID-19 vaccine distributions in the US coupled with the passage of another $1.9 trillion stimulus package by US lawmakers drove the rally, as market participants gained confidence that the domestic economy might fully reopen if widespread vaccinations reduced the public-health threat of COVID-19, which in turn could lead to a sharp acceleration in economic growth throughout 2021.
The yield on the 10-year US Treasury bond rose from 0.93% on December 31, 2020, to 1.49% at the end of the six-month period on June 30, 2021. The rise in the 10-year Treasury yield presented a significant headwind to the performance of growth stocks, and particularly those with high valuations based largely on future corporate earnings. Meanwhile, mid-cap growth stocks, as measured by the Portfolio’s benchmark, the Russell Index, underperformed the S&P 500 for the six-month period, returning 10.44%, and significantly underperformed mid-cap value stocks, which returned more than 19%, as measured by the Russell Midcap Value Index (the Midcap Value Index).
Over the second half of the six-month period, however, growth stocks recovered and outpaced value stocks as investors grappled with growing apprehension over the spread of COVID-19 variants and a somewhat “hawkish” Fed Open Market Committee (FOMC) meeting. In June, for instance, 10-year Treasury yields declined from 1.60% to 1.49%, while the Portfolio’s benchmark greatly outperformed the Midcap Value Index for the month (7% versus –1.16%).
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Pioneer Select Mid Cap Growth VCT Portfolio	Pioneer Variable Contracts Trust

Within the Portfolio’s benchmark (taking into account sectors representing at least 1% of the Russell Index’s components), real estate, which returned more than 43%, was by far the best-performing sector for the six-month period, followed by consumer discretionary, health care, and industrials, at 15%, 12%, and 12%, respectively. Conversely, materials, which finished in negative territory (–0.9%), and consumer staples, which returned less than 1%, were the Russell Index’s laggards over the six-month period.
Q:  Which of your investment decisions had the greatest effects on the Portfolio’s benchmark-relative performance during the six-month period ended June 30, 2021?
A:   The Portfolio slightly outperformed the Russell Index for the six-month period, with stock selection across multiple sectors driving positive benchmark-relative returns. The biggest benefits to the Portfolio’s relative performance came from selection results in the communication services and industrials sectors. Sector allocations detracted slightly from the Portfolio’s benchmark-relative performance for the period, with an underweight to the outperforming real estate sector and an overweight to materials, which was the Russell Index’s biggest underperformer for the period, proving to be the largest drags on relative returns.
With regard to individual securities, the Portfolio’s benchmark-relative performance for the six-month period benefited the most from positions in Lam Research, Generac Holdings, and EPAM Systems.
Lam Research manufactures equipment used to fabricate semiconductors, and the company is a leader in “dry etch,” a critical step in the chip-making process where material is selectively removed. The company’s shares performed well for the six-month period, as Lam reported financial results that came in ahead of expectations for both its fiscal second and third quarters. We believe Lam Research has an economic wide moat around its business – that is, a sustainable competitive advantage that makes it difficult for rivals to wear down its market share – due to cost advantages and the company’s intangible assets related to equipment design. Additionally, Lam has anticipated growing its equipment sales in 2021 as major customers, such as Taiwan Semiconductor (not a Portfolio holding), build additional leading-edge capacity to try and catch up with a broad-based shortage in semiconductors as well as booming demand for advanced chips driven by 5G networks, remote working, electric cars, and artificial intelligence applications. Those applications have been among the leading drivers of Lam’s etching and deposition-device sales.
Generac is a leading manufacturer of a broad range of residential standby and portable generators, with a dominant market share in the North American standby generator market as well as a leading position in portable generators. Generac’s shares outperformed during the six-month period as the company benefited from increased demand for its products, driven by factors such as wildfires in California, an active hurricane season in the Atlantic, and the COVID-19 pandemic, which kept people across the country inside their homes for months. All of those issues helped generate greater interest in Generac’s backup-power solutions. Additionally, the company delivered yet another strong financial report for its fiscal fourth quarter of 2020, which handily beat “Street” estimates. We believe Generac could continue to benefit from its strong product positioning as well as a rapidly expanding clean-energy market.
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Pioneer Select Mid Cap Growth VCT Portfolio	Pioneer Variable Contracts Trust
Portfolio Management Discussion 6/30/21 (continued)

EPAM Systems is a leading provider of global IT services and product & software development, with a core expertise in digital services. EPAM’s shares rose in the second quarter of 2021 after the company’s first-quarter financial results exceeded expectations, with gains driven by increased volumes and demand for EPAM’s core digital services. We believe EPAM could be in a good position to benefit from accelerated demand for innovation as well as the need for companies to engage in digital transformations of their businesses. Additionally, EPAM has been benefiting from an industry-wide shortage of software engineering talent, which has led clients to outsource more of their development efforts to EPAM.
Individual stocks that detracted from the Portfolio’s benchmark-relative performance during the six-month period included positions in Mirati Therapeutics and Fibrogen, and lack of exposure to Simon Property Group.
Mirati Therapeutics is a clinical-stage oncology company developing therapies for genetically defined tumors. The company has two leading drug candidates for hard-to-treat cancer indications that have been advancing rapidly in clinical trials. Mirati’s share price declined over the six-month period, falling victim to a broad market sell-off in biotech stocks of companies viewed as having earnings potential in future years. We have maintained a Portfolio overweight position in Mirati versus the benchmark, as we believe the company could be successful in commercializing its development-stage drugs, which we think feature well-differentiated product profiles.
Fibrogen has focused on the development of two potential first-in-class drug candidates, including Rokadustat, a treatment for anemia associated with chronic kidney disease. Fibrogen’s shares underperformed during the period after the company made a clarification to the cardiovascular safety analysis of its Roxadustat drug, which investors perceived as a potential negative for the drug’s future sales potential. We sold the Portfolio’s position in Fibrogen during the period.
Not owning shares of Russell Index member Simon Property Group detracted from the Portfolio’s relative returns for the period. Simon is a real estate investment trust (REIT) which owns, develops, and manages retail real estate properties, including regional malls. Simon’s share price increased over the six-month period as investors appeared to conclude that the expanding distribution of COVID-19 vaccines combined with pent-up consumer demand for physical (in-person) retail spending could likely benefit Simon’s business in the second half of the calendar year.
Q:  Did the Portfolio have any exposure to derivative securities during the six-month period ended June 30, 2021?
A:   No, the Portfolio had no exposure to derivatives during the period.
Q:  What is your outlook entering the second half of the Portfolio’s fiscal year?
A:   We continue to see some positives and negatives with respect to the outlook for domestic equities.
On the positive side, the pace of the rollout of COVID-19 vaccinations has been surpassing previous estimates, which has led to a lifting of many of the pandemic-related restrictions on individual and business activities in recent months. That, in turn, could unleash significant pent-up demand and robust economic growth in the US as 2021 progresses, if the recent spread of the
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Pioneer Select Mid Cap Growth VCT Portfolio	Pioneer Variable Contracts Trust

COVID-19 variants begins to abate and renewed lockdowns and restrictions on activities can be avoided. In addition, the accommodative monetary policies of the Federal Reserve (Fed) seem likely to continue into 2022, based on the Fed’s recent pronouncements; meanwhile, the latest round of US government fiscal stimulus, totaling $1.9 trillion, has “added fuel to the fire.” Moreover, a proposed federal infrastructure spending initiative currently under consideration and debate could provide still more stimulus.
On the negative side, the forecasted significant increase in economic demand may overwhelm supply to the point that inflation ramps up at a faster-than-expected pace. A faster rise in the rate of inflation could result in a further, rapid increase in long-term interest rates, which might be a potential negative for equity prices. Additionally, if investors believe that the Fed may likely fall behind the curve in letting inflation rise too quickly, equities could sell off on those inflation fears, which might trigger an even broader market sell-off. Another issue that bears watching is the US government’s already high debt level, which has been ballooning due to the stimulus spending needed to help offset the effects of the pandemic on the economy. There could be a price to pay for that in the future, we think, with equity markets likely beginning to discount that negative factor.
On the government-policy side, the power shift in both the Executive Branch and in Congress last January could lead to tax increases on both businesses and individuals, including a rise in the capital gains tax. In fact, the Biden administration has already floated the idea of large tax hikes that could affect individuals and businesses. An increase to the capital gains tax rate, for example, could result in a downturn in equity performance if individuals were to view stocks as a less attractive investment option due to a higher tax burden on potential gains. Businesses, too, could curtail both hiring and spending to offset the effects of higher taxes on their bottom lines. Such a scenario could lead to an eventual, substantial weakening in both corporate earnings and economic activity.
In the end, however, we believe investors are likely to favor owning stocks of well-positioned growth companies with reasonable valuations that are not highly dependent on positive macroeconomic conditions in order to flourish. Such companies have typically exhibited sustainable growth characteristics and innovation. Those characteristics also typify the types of equities that we seek to hold in the Portfolio.
Please refer to the Schedule of Investments on pages 8 to 13 for a full listing of Portfolio securities.
Past performance is no guarantee of future results.
Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio’s historical or future performance are statements of opinion as of the date of this report.

A Word About Risk:
All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility and heightened uncertainty. The market prices of securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, recessions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues or adverse investor sentiment. These conditions may continue, recur, worsen or spread.
Investments in mid-sized companies may offer the potential for higher returns, but are also subject to greater short-term price fluctuations than investments in larger, more established companies.
When interest rates rise, the prices of fixed-income securities in the Portfolio will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Portfolio will generally rise.
The Portfolio invests in REIT securities, the value of which can fall for a variety of reasons, such as declines in rental income, fluctuating interest rates, poor property management, environmental liabilities, uninsured damage, increased competition, or changes in real estate tax laws.
Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.
At times, the Portfolio’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Portfolio more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.
These risks may increase share price volatility.

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Pioneer Select Mid Cap Growth VCT Portfolio	Pioneer Variable Contracts Trust
Schedule of Investments 6/30/21 (unaudited)

Shares		Value
UNAFFILIATED ISSUERS – 99.2%
COMMON STOCKS – 99.2% of Net Assets
Aerospace & Defense – 1.1%
5,054	HEICO Corp.	$ 704,629
22,285	Spirit AeroSystems Holdings, Inc.	1,051,629
	Total Aerospace & Defense	$ 1,756,258
Banks – 0.5%
2,995	Signature Bank/New York NY	$ 735,722
	Total Banks	$ 735,722
Beverages – 0.3%
6,511(a)	Celsius Holdings, Inc.	$ 495,422
	Total Beverages	$ 495,422
Biotechnology – 5.6%
7,493(a)	Alnylam Pharmaceuticals, Inc.	$ 1,270,213
2,069(a)	Exact Sciences Corp.	257,197
19,766(a)	Fate Therapeutics, Inc.	1,715,491
5,219(a)	Mirati Therapeutics, Inc.	843,025
6,623(a)	Moderna, Inc.	1,556,273
17,162(a)	Natera, Inc.	1,948,402
13,385(a)	Replimune Group, Inc.	514,252
9,546(a)	Sage Therapeutics, Inc.	542,308
	Total Biotechnology	$ 8,647,161
Building Products – 1.0%
5,709	Johnson Controls International	$ 391,808
11,413(a)	Trex Co., Inc.	1,166,523
	Total Building Products	$ 1,558,331
Capital Markets – 2.8%
5,375	MSCI, Inc.	$ 2,865,305
17,926	Tradeweb Markets, Inc.	1,515,822
	Total Capital Markets	$ 4,381,127
Chemicals – 1.2%
4,523	Albemarle Corp.	$ 761,944
48,557	Element Solutions, Inc.	1,135,263
	Total Chemicals	$ 1,897,207
Commercial Services & Supplies – 0.8%
8,868(a)	Copart, Inc.	$ 1,169,068
	Total Commercial Services & Supplies	$ 1,169,068
Communications Equipment – 0.4%
2,895	Motorola Solutions, Inc.	$ 627,781
	Total Communications Equipment	$ 627,781
Consumer Discretionary – 0.9%
26,635(a)	Skechers U.S.A., Inc.	$ 1,327,222
	Total Consumer Discretionary	$ 1,327,222
Containers & Packaging – 0.6%
9,804	Crown Holdings, Inc.	$ 1,002,067
	Total Containers & Packaging	$ 1,002,067
Distributors – 0.6%
2,001	Pool Corp.	$ 917,779
	Total Distributors	$ 917,779

The accompanying notes are an integral part of these financial statements.
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Pioneer Select Mid Cap Growth VCT Portfolio	Pioneer Variable Contracts Trust

Shares		Value
	Diversified Consumer Services – 0.3%
10,791(a)	Terminix Global Holdings, Inc.	$ 514,839
	Total Diversified Consumer Services	$ 514,839
	Electrical Equipment – 4.9%
9,707(a)	Generac Holdings, Inc.	$ 4,029,861
19,381(a)	Plug Power, Inc.	662,636
2,750	Rockwell Automation, Inc.	786,555
20,974(a)	Sunrun, Inc.	1,169,930
33,905	Vertiv Holdings Co.	925,607
	Total Electrical Equipment	$ 7,574,589
	Electronic Equipment, Instruments & Components – 2.2%
6,777	CDW Corp.	$ 1,183,603
69,921(a)	Flex Ltd.	1,249,488
13,245(a)	II-VI, Inc.	961,455
	Total Electronic Equipment, Instruments & Components	$ 3,394,546
	Entertainment – 2.5%
5,571(a)	Roku, Inc.	$ 2,558,482
4,631(a)	Spotify Technology S.A.	1,276,257
	Total Entertainment	$ 3,834,739
	Equity Real Estate Investment Trusts (REITs) – 0.4%
27,463(a)	Park Hotels & Resorts, Inc.	$ 566,012
	Total Equity Real Estate Investment Trusts (REITs)	$ 566,012
	Food & Staples Retailing – 0.5%
17,431(a)	BJ’s Wholesale Club Holdings, Inc.	$ 829,367
	Total Food & Staples Retailing	$ 829,367
	Food Products – 1.6%
6,116	Bunge, Ltd.	$ 477,965
4,509	Hershey Co.	785,378
44,872(a)	Nomad Foods, Ltd.	1,268,531
	Total Food Products	$ 2,531,874
	Health Care Equipment & Supplies – 5.5%
662(a)	Align Technology, Inc.	$ 404,482
2,206(a)	DexCom, Inc.	941,962
2,071(a)	IDEXX Laboratories, Inc.	1,307,940
4,949(a)	Insulet Corp.	1,358,550
4,201(a)	Penumbra, Inc.	1,151,326
10,040	ResMed, Inc.	2,475,061
2,252	Teleflex, Inc.	904,831
	Total Health Care Equipment & Supplies	$ 8,544,152
	Health Care Providers & Services – 2.1%
5,342(a)	Amedisys, Inc.	$ 1,308,416
7,923(a)	Molina Healthcare, Inc.	2,004,994
	Total Health Care Providers & Services	$ 3,313,410
	Health Care Technology – 2.0%
2,730(a)	Teladoc Health, Inc.	$ 453,971
8,444(a)	Veeva Systems, Inc.	2,625,662
	Total Health Care Technology	$ 3,079,633

The accompanying notes are an integral part of these financial statements.
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Pioneer Select Mid Cap Growth VCT Portfolio	Pioneer Variable Contracts Trust
Schedule of Investments 6/30/21 (unaudited) (continued)

Shares		Value
	Hotels, Restaurants & Leisure – 4.3%
37,984(a)	Brinker International, Inc.	$ 2,349,311
956(a)	Chipotle Mexican Grill, Inc.	1,482,125
14,707(a)	DraftKings, Inc.	767,264
7,657(a)	Penn National Gaming, Inc.	585,684
15,712	Wendy’s Co.	367,975
3,171	Wingstop, Inc.	499,845
5,401(a)	Wynn Resorts Ltd.	660,542
	Total Hotels, Restaurants & Leisure	$ 6,712,746
	Household Durables – 0.9%
6,229	Dr Horton, Inc.	$ 562,915
4,413(a)	TopBuild Corp.	872,803
	Total Household Durables	$ 1,435,718
	Information Technology – 2.7%
33,220	Amphenol Corp.	$ 2,272,580
3,008	Lam Research Corp.	1,957,306
	Total Information Technology	$ 4,229,886
	Insurance – 0.4%
59,954(a)	MetroMile, Inc.	$ 548,579
	Total Insurance	$ 548,579
	Interactive Media & Services – 4.7%
5,064(a)	Charles River Laboratories International, Inc.	$ 1,873,275
9,232(a)	IAC/InterActiveCorp	1,423,298
7,512(a)	Match Group, Inc.	1,211,310
16,440(a)	Pinterest, Inc.	1,297,938
7,572(a)	Twitter, Inc.	521,029
21,387(a)	Vimeo, Inc.	1,047,963
	Total Interactive Media & Services	$ 7,374,813
	Internet & Direct Marketing Retail – 1.2%
1,718(a)	Etsy, Inc.	$ 353,633
1,891(a)	Stamps.com, Inc.	378,749
3,520(a)	Wayfair, Inc.	1,111,299
	Total Internet & Direct Marketing Retail	$ 1,843,681
	IT Services – 8.5%
8,979(a)	Akamai Technologies, Inc.	$ 1,046,952
8,613	Booz Allen Hamilton Holding Corp.	733,655
4,849(a)	EPAM Systems, Inc.	2,477,645
28,553	Genpact, Ltd.	1,297,163
5,528	Global Payments, Inc.	1,036,721
4,805(a)	Okta, Inc.	1,175,688
24,774(a)	Rackspace Technology, Inc.	485,818
300(a)	Shopify, Inc.	438,456
4,033(a)	Square, Inc.	983,245
6,582(a)	Twilio, Inc.	2,594,361
4,660(a)	WEX, Inc.	903,574
	Total IT Services	$ 13,173,278
	Leisure Products – 0.8%
10,548(a)	Peloton Interactive, Inc.	$ 1,308,163
	Total Leisure Products	$ 1,308,163

The accompanying notes are an integral part of these financial statements.
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Pioneer Select Mid Cap Growth VCT Portfolio	Pioneer Variable Contracts Trust

Shares		Value
	Life Sciences Tools & Services – 2.8%
7,726(a)	10X Genomics, Inc.	$ 1,512,905
9,233	Agilent Technologies, Inc.	1,364,730
10,262	Bruker Corp.	779,707
21,736(a)	Pacific Biosciences of California, Inc.	760,108
	Total Life Sciences Tools & Services	$ 4,417,450
	Machinery – 2.0%
8,650(a)	Middleby Corp.	$ 1,498,699
12,614	Oshkosh Corp.	1,572,209
	Total Machinery	$ 3,070,908
	Materials – 1.0%
41,517	Freeport-McMoRan, Inc.	$ 1,540,696
	Total Materials	$ 1,540,696
	Media – 0.7%
7,751	Nexstar Media Group, Inc.	$ 1,146,218
	Total Media	$ 1,146,218
	Multiline Retail – 0.9%
6,193	Dollar General Corp.	$ 1,340,103
	Total Multiline Retail	$ 1,340,103
	Oil, Gas & Consumable Fuels – 0.3%
8,560(a)	Renewable Energy Group, Inc.	$ 533,630
	Total Oil, Gas & Consumable Fuels	$ 533,630
	Professional Services – 3.8%
92,028(a)	Clarivate Analytics Plc	$ 2,533,531
17,464(a)	CoStar Group, Inc.	1,446,368
7,652	Thomson Reuters Corp.	759,997
6,817	Verisk Analytics, Inc.	1,191,066
	Total Professional Services	$ 5,930,962
	Real Estate Management & Development – 0.8%
14,689(a)	CBRE Group, Inc.	$ 1,259,288
	Total Real Estate Management & Development	$ 1,259,288
	Road & Rail – 0.9%
14,550	TFI International, Inc.	$ 1,326,814
	Total Road & Rail	$ 1,326,814
	Semiconductors & Semiconductor Equipment – 6.5%
16,789(a)	Cohu, Inc.	$ 617,667
14,899	Marvell Technology, Inc.	869,059
35,217(a)	Micron Technology, Inc.	2,992,741
8,321	MKS Instruments, Inc.	1,480,722
6,432	NXP Semiconductors NV	1,323,191
5,463(a)	Qorvo, Inc.	1,068,836
2,748(a)	SolarEdge Technologies, Inc.	759,465
6,421	Xilinx, Inc.	928,733
	Total Semiconductors & Semiconductor Equipment	$ 10,040,414

The accompanying notes are an integral part of these financial statements.
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Pioneer Select Mid Cap Growth VCT Portfolio	Pioneer Variable Contracts Trust
Schedule of Investments 6/30/21 (unaudited) (continued)

Shares		Value
	Software – 14.4%
4,469(a)	ANSYS, Inc.	$ 1,551,011
5,414(a)	Atlassian Corp. Plc	1,390,640
4,821(a)	Avalara, Inc.	780,038
6,518(a)	Crowdstrike Holdings, Inc.	1,638,039
8,922(a)	DocuSign, Inc.	2,494,323
5,873(a)	Guidewire Software, Inc.	662,004
26,576	NortonLifeLock, Inc.	723,399
4,500(a)	Palo Alto Networks, Inc.	1,669,725
1,991(a)	Paycom Software, Inc.	723,669
3,912(a)	RingCentral, Inc.	1,136,749
2,263(a)	ServiceNow, Inc.	1,243,632
8,291(a)	Splunk, Inc.	1,198,713
10,455	SS&C Technologies Holdings, Inc.	753,387
10,020(a)	Synopsys, Inc.	2,763,416
18,526(a)	Trade Desk, Inc.	1,433,171
15,620(a)	Zendesk, Inc.	2,254,591
	Total Software	$ 22,416,507
	Specialty Retail – 2.9%
949(a)	AutoZone, Inc.	$ 1,416,117
5,089(a)	Burlington Stores, Inc.	1,638,607
9,282(a)	Floor & Decor Holdings, Inc.	981,107
10,148(a)	GrowGeneration Corp.	488,119
	Total Specialty Retail	$ 4,523,950
	Textiles, Apparel & Luxury Goods – 0.9%
3,913(a)	Lululemon Athletica, Inc.	$ 1,428,128
	Total Textiles, Apparel & Luxury Goods	$ 1,428,128
	TOTAL COMMON STOCKS
	(Cost $89,925,059)	$154,300,238
	TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS – 99.2%
	(Cost $89,925,059)	$154,300,238
	OTHER ASSETS AND LIABILITIES – 0.8%	$ 1,215,708
	NET ASSETS – 100.0%	$155,515,946

REIT	Real Estate Investment Trust.
(a)	Non-income producing security.
Purchases and sales of securities (excluding temporary cash investments) for the six months ended June 30, 2021, aggregated $25,582,826 and $39,974,929, respectively.
The Portfolio is permitted to engage in purchase and sale transactions (“cross trades”) with certain funds and accounts for which Amundi Asset Management US, Inc. (the “Adviser”) serves as the Portfolio’s investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices. During the six months ended June 30, 2021, the Portfolio did not engage in any cross trade activity.
At June 30, 2021, the net unrealized appreciation on investments based on cost for federal tax purposes of $90,809,999 was as follows:

Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$ 64,869,158
Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(1,378,919)
Net unrealized appreciation	$ 63,490,239
The accompanying notes are an integral part of these financial statements.
12

Pioneer Select Mid Cap Growth VCT Portfolio	Pioneer Variable Contracts Trust

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels below.
Level 1 – unadjusted quoted prices in active markets for identical securities.
Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements — Note 1A.
Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining fair value of investments). See Notes to Financial Statements — Note 1A.

The following is a summary of the inputs used as of June 30, 2021, in valuing the Portfolio’s investments:

	Level 1	Level 2	Level 3	Total
Common Stocks	$154,300,238	$—	$—	$154,300,238
Total Investments in Securities	$154,300,238	$—	$—	$154,300,238

During the six months ended June 30, 2021, there were no transfers in or out of Level 3.
The accompanying notes are an integral part of these financial statements.
13

Pioneer Select Mid Cap Growth VCT Portfolio	Pioneer Variable Contracts Trust
Statement of Assets and Liabilities 6/30/21 (unaudited)

ASSETS:
Investments in unaffiliated issuers, at value (cost $89,925,059)	$154,300,238
Cash	469,030
Receivables —
Investment securities sold	2,373,883
Portfolio shares sold	443,384
Dividends	19,183
Due from the Adviser	20,905
Other assets	955
Total assets	$157,627,578
LIABILITIES:
Payables —
Investment securities purchased	$2,004,202
Portfolio shares repurchased	41,689
Trustees’ fees	488
Due to affiliates	15,962
Accrued expenses	49,291
Total liabilities	$2,111,632
NET ASSETS:
Paid-in capital	$81,004,299
Distributable earnings	74,511,647
Net assets	$155,515,946
NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
Class I (based on $155,515,946/4,356,521 shares)	$35.70

The accompanying notes are an integral part of these financial statements.
14

Pioneer Select Mid Cap Growth VCT Portfolio	Pioneer Variable Contracts Trust
Statement of Operations (unaudited)

FOR THE SIX MONTHS ENDED 6/30/21

INVESTMENT INCOME:
Dividends from unaffiliated issuers (net of foreign taxes withheld $2,909)	$186,471
Interest from unaffiliated issuers	1,972
Total investment income		$188,443
EXPENSES:
Management fees	$561,437
Administrative expense	41,886
Custodian fees	28,560
Professional fees	30,025
Printing expense	13,500
Trustees’ fees	4,000
Insurance expense	113
Miscellaneous	2,345
Total expenses		$681,866
Net investment income		$(493,423)
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments in unaffiliated issuers		$11,514,971
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers		$4,340,892
Net realized and unrealized gain (loss) on investments		$15,855,863
Net increase in net assets resulting from operations		$15,362,440

The accompanying notes are an integral part of these financial statements.
15

Pioneer Select Mid Cap Growth VCT Portfolio	Pioneer Variable Contracts Trust
Statements of Changes in Net Assets

	Six Months
	Ended
	6/30/21	Year Ended
	(unaudited)	12/31/20
FROM OPERATIONS:
Net investment income (loss)	$(493,423)	$(623,222)
Net realized gain (loss) on investments	11,514,971	21,457,402
Change in net unrealized appreciation (depreciation) on investments	4,340,892	23,666,446
Net increase in net assets resulting from operations	$15,362,440	$44,500,626
DISTRIBUTIONS TO SHAREOWNERS:
Class I ($5.56 and $2.21 per share, respectively)	$(20,921,742)	$(9,090,931)
Total distributions to shareowners	$(20,921,742)	$(9,090,931)
FROM PORTFOLIO SHARE TRANSACTIONS:
Net proceeds from sales of shares	$2,494,272	$5,665,634
Reinvestment of distributions	20,921,742	9,090,931
Cost of shares repurchased	(15,760,704)	(22,338,514)
Net increase (decrease) in net assets resulting from Portfolio
share transactions	$7,655,310	$(7,581,949)
Net increase in net assets	$2,096,008	$27,827,746
NET ASSETS:
Beginning of period	$153,419,938	$125,592,192
End of period	$155,515,946	$153,419,938

	Six Months	Six Months
	Ended	Ended
	6/30/21	6/30/21	Year Ended	Year Ended
	Shares	Amount	12/31/20	12/31/20
	(unaudited)	(unaudited)	Shares	Amount
Class I
Shares sold	65,221	$2,494,272	187,263	$5,665,634
Reinvestment of distributions	608,898	20,921,742	329,024	9,090,931
Less shares repurchased	(406,937)	(15,760,704)	(739,340)	(22,338,514)
Net increase (decrease)	267,182	$7,655,310	(223,053)	$(7,581,949)

The accompanying notes are an integral part of these financial statements.
16

Pioneer Select Mid Cap Growth VCT Portfolio	Pioneer Variable Contracts Trust
Financial Highlights

	Six Months
	Ended
	6/30/21		Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	(unaudited)		12/31/20	12/31/19	12/31/18	12/31/17	12/31/16*
Class I
Net asset value, beginning of period	$37.52		$29.12	$24.82	$30.23	$23.56	$26.11
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$(0.13)		$(0.15)	$(0.09)	$(0.10)	$(0.05)	$0.01
Net realized and unrealized gain (loss)
on investments	3.87		10.76	8.13	(1.22)	7.07	0.88
Net increase (decrease) from investment
operations	$3.74		$10.61	$8.04	$(1.32)	$7.02	$0.89
Distributions to shareowners:
Net investment income	$—		$—	$—	$—	$(0.02)	$—
Net realized gain	(5.56)		(2.21)	(3.74)	(4.09)	(0.33)	(3.44)
Total distributions	$(5.56)		$(2.21)	$(3.74)	$(4.09)	$(0.35)	$(3.44)
Net increase (decrease) in net asset value	$(1.82)		$8.40	$4.30	$(5.41)	$6.67	$(2.55)
Net asset value, end of period	$35.70		$37.52	$29.12	$24.82	$30.23	$23.56
Total return (b)	10.55	%(c)	39.17%	33.08%	(6.48)%	30.03%	3.74	%(d)
Ratio of net expenses to average net assets	0.90	%(e)	0.89%	0.88%	0.90%	0.88%	0.86%
Ratio of net investment income (loss) to
average net assets	(0.65	)%(e)	(0.49)%	(0.30)%	(0.33)%	(0.20)%	0.06%
Portfolio turnover rate	17	%(c)	82%	58%	83%	85%	97%
Net assets, end of period (in thousands)	$155,516		$153,420	$125,592	$105,450	$123,007	$109,926

*	The Portfolio was audited by an independent registered public accounting firm other than Ernst & Young LLP.
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

(c)	Not annualized.
(d)	If the Portfolio had not recognized gains in settlement of class action lawsuits during the year ended December 31, 2016, the total return would have been 3.65%.
(e)	Annualized.
NOTE:     The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.
The accompanying notes are an integral part of these financial statements.
17

Pioneer Select Mid Cap Growth VCT Portfolio	Pioneer Variable Contracts Trust
Notes to Financial Statements 6/30/21 (unaudited)

1. Organization and Significant Accounting Policies
Pioneer Select Mid Cap Growth VCT Portfolio (the “Portfolio”) is one of 8 portfolios comprising Pioneer Variable Contracts Trust (the “Trust”), a Delaware statutory trust. The Portfolio is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Portfolio is to seek growth of capital.
The Portfolio offers one class of shares designated as Class I shares. There is no distribution plan for Class I shares.
Portfolio shares may be purchased only by insurance companies for the purpose of funding variable annuity and variable life insurance contracts or by qualified pension and retirement plans.
Amundi Asset Management US, Inc., an indirect, wholly owned subsidiary of Amundi and Amundi’s wholly owned subsidiary, Amundi USA, Inc., serves as the Portfolio’s investment adviser (the “Adviser”). Prior to January 1, 2021, the Adviser was named Amundi Pioneer Asset Management, Inc. Amundi Distributor US, Inc., an affiliate of Amundi Asset Management US, Inc., serves as the Portfolio’s distributor (the “Distributor”).
In August 2018, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update 2018-13 “Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement” (“ASU 2018-13”) which modifies disclosure requirements for fair value measurements, principally for Level 3 securities and transfers between levels of the fair value hierarchy. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years. The Portfolio has adopted ASU 2018-13 for the six months ended June 30, 2021. The impact to the Portfolio’s adoption was limited to changes in the Portfolio’s disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy and disclosure of the range and weighted average used to develop significant unobservable inputs for Level 3 fair value investments, when applicable.
The Portfolio is an investment company and follows investment company accounting and reporting guidance under U.S. Generally Accepted Accounting Principles (“U.S. GAAP”). U.S. GAAP requires the management of the Portfolio to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements:
A.   Security Valuation
The net asset value of the Portfolio is computed once daily, on each day the New York Stock Exchange (“NYSE”) is open, as of the close of regular trading on the NYSE.
Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.
The value of foreign securities is translated into U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing source. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Portfolio’s shares are determined as of such times. The Portfolio may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.
Securities for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser pursuant to procedures adopted by the Portfolio’s Board of Trustees. The Adviser’s fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. The Adviser’s fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.
Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Portfolio may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the
18

Pioneer Select Mid Cap Growth VCT Portfolio	Pioneer Variable Contracts Trust

determination of the Portfolio’s net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Portfolio’s securities may differ significantly from exchange prices, and such differences could be material.
At June 30, 2021, no securities were valued using fair value methods (other than securities valued using prices supplied by independent pricing services, broker-dealers or using a third party insurance industry pricing model).
B.   Investment Income and Transactions
Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence.
Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.
Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.
Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.
C.   Foreign Currency Translation
The books and records of the Portfolio are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.
Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency exchange contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statement of Operations from the effects of changes in the market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.
D.   Federal Income Taxes
It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of December 31, 2020, the Portfolio did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.
A portion of the dividend income recorded by the Portfolio is from distributions by publicly traded Real Estate Investment Trusts (“REITs”), and such distributions for tax purposes may also consist of capital gains and return of capital. The actual return of capital and capital gains portions of such distributions will be determined by formal notifications from the REITs subsequent to the calendar year-end. Distributions received from the REITs that are determined to be a return of capital are recorded by the Portfolio as a reduction of the cost basis of the securities held and those determined to be capital gain are reflected as such on the Statement of Operations.
The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.
19

Pioneer Select Mid Cap Growth VCT Portfolio	Pioneer Variable Contracts Trust
Notes to Financial Statements 6/30/21 (unaudited) (continued)

The tax character of current year distributions payable will be determined at the end of the current taxable year. The tax character of distributions paid during the year ended December 31, 2020 was as follows:
2020
Distributions paid from:
Long-term capital gain	$9,090,931
Total	$9,090,931
The following shows the components of distributable earnings (losses) on a federal income tax basis at December 31, 2020:

2020
Distributable earnings/(losses):
Undistributed ordinary income	$ 1,333,388
Undistributed long-term capital gain	19,588,214
Net unrealized appreciation	59,149,347
Total	$ 80,070,949
The difference between book-basis and tax-basis net unrealized appreciation is attributable to the tax deferral of losses on wash sales.
E.   Portfolio Shares
The Portfolio records sales and repurchases of its shares as of trade date. Dividends and distributions to shareowners are recorded on the ex-dividend date.
F.   Risks
The value of securities held by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, recessions, the spread of infectious illness or other public health issues, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread. A general rise in interest rates could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from the Portfolio.
At times, the Portfolio’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Portfolio more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Portfolio’s investments in foreign markets and countries with limited developing markets may subject the Portfolio to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions and the imposition of adverse governmental laws or currency exchange restrictions.
Investments in mid-sized companies may offer the potential for higher returns, but are also subject to greater short-term price fluctuations than investments in larger, more established companies. Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates and economic and political conditions.
The Portfolio may invest in REIT securities, the value of which can fall for a variety of reasons, such as declines in rental income, fluctuating interest rates, poor property management, environmental liabilities, uninsured damage, increased competition, or changes in real estate tax laws.
20

Pioneer Select Mid Cap Growth VCT Portfolio	Pioneer Variable Contracts Trust

With the increased use of technologies such as the Internet to conduct business, the Portfolio is susceptible to operational, information security and related risks. While the Portfolio’s Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified. Furthermore, the Portfolio cannot control the cybersecurity plans and systems put in place by service providers to the Portfolio such as Brown Brothers Harriman & Co., the Portfolio’s custodian and accounting agent, and DST Asset Manager Solutions, Inc., the Portfolio’s transfer agent. In addition, many beneficial owners of Portfolio shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Portfolio nor the Adviser exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at the Adviser or the Portfolio’s service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Portfolio’s ability to calculate its net asset value, impediments to trading, the inability of Portfolio shareowners to effect share purchases, redemptions or exchanges or receive distributions, loss of or unauthorized access to private shareowner information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.
COVID-19
The respiratory illness COVID-19 caused by a novel coronavirus has resulted in a global pandemic and major disruption to economies and markets around the world, including the United States. Global financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some interest rates are very low and in some cases yields are negative. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of the Portfolio’s investments. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. Governments and central banks, including the Federal Reserve in the U.S., have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The impact of these measures, and whether they will be effective to mitigate the economic and market disruption, will not be known for some time. The consequences of high public debt, including its future impact on the economy and securities markets, likewise may not be known for some time.
The Portfolio’s prospectus contains unaudited information regarding the Portfolio’s principal risks. Please refer to that document when considering the Portfolio’s principal risks.
2. Management Agreement
The Adviser manages the Portfolio. Management fees are calculated daily and paid monthly at the annual rate of 0.74% of the Portfolio’s average daily net assets. For the six months ended June 30, 2021, the effective management fee was equivalent to 0.74% (annualized) of the Portfolio’s average daily net assets.
In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio as administrative reimbursements. Included in “Due to affiliates” reflected on the Statement of Assets and Liabilities is $15,962 in management fees, administrative costs and certain other reimbursements payable to the Adviser at June 30, 2021.
3. Compensation of Trustees and Officers
The Portfolio pays an annual fee to its Trustees. The Adviser reimburses the Portfolio for fees paid to the Interested Trustees. The Portfolio does not pay any salary or other compensation to its officers. For the six months ended June 30, 2021, the Portfolio paid $4,000 in Trustees’ compensation, which is reflected on the Statement of Operations as Trustees’ fees. At June 30, 2021, the Portfolio had a payable for Trustees’ fees on its Statement of Assets and Liabilities of $488.
4. Transfer Agent
DST Asset Manager Solutions, Inc. serves as the transfer agent to the Portfolio at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Portfolio’s omnibus relationship contracts.
21

Pioneer Select Mid Cap Growth VCT Portfolio	Pioneer Variable Contracts Trust
Statement Regarding Liquidity Risk Management Program

As required by law, the Portfolio has adopted and implemented a liquidity risk management program (the “Program”) that is designed to assess and manage liquidity risk. Liquidity risk is the risk that the Portfolio could not meet requests to redeem its shares without significant dilution of remaining investors’ interests in the Portfolio. The Portfolio’s Board of Trustees designated a liquidity risk management committee (the “Committee”) consisting of employees of Amundi Asset Management US, Inc., to administer the Program.
The Committee provided the Board of Trustees with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation (the “Report”). The Report covered the period from January 1, 2020 through December 31, 2020 (the “Reporting Period”).
The Report confirmed that, throughout the Reporting Period, the Committee had monitored the Portfolio’s portfolio liquidity and liquidity risk on an ongoing basis, as described in the Program and in Board reporting throughout the Reporting Period.
The Report discussed the Committee’s annual review of the Program, which addressed, among other things, the following elements of the Program: The Committee reviewed the Portfolio’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions. The Committee noted that the Portfolio’s investment strategy continues to be appropriate for an open-end fund, taking into account, among other things, whether and to what extent the Portfolio held less liquid and illiquid assets and the extent to which any such investments affected the Portfolio’s ability to meet redemption requests. In managing and reviewing the Portfolio’s liquidity risk, the Committee also considered the extent to which the Portfolio’s investment strategy involves a relatively concentrated portfolio or large positions in particular issuers, the extent to which the Portfolio uses borrowing for investment purposes, and the extent to which the Portfolio uses derivatives (including for hedging purposes). The Committee also reviewed the Portfolio’s short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. In assessing the Portfolio’s cash flow projections, the Committee considered, among other factors, historical net redemption activity, redemption policies, ownership concentration, distribution channels, and the degree of certainty associated with the Portfolio’s short-term and long-term cash flow projections. The Committee also considered the Portfolio’s holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources, including, if applicable, the Portfolio’s participation in a credit facility, as components of the Portfolio’s ability to meet redemption requests. The Portfolio has adopted an in-kind redemption policy which may be utilized to meet larger redemption requests.
The Committee reviewed the Program’s liquidity classification methodology for categorizing the Portfolio’s investments into one of four liquidity buckets. In reviewing the Portfolio’s investments, the Committee considered, among other factors, whether trading varying portions of a position in a particular portfolio investment or asset class in sizes the Portfolio would reasonably anticipate trading, would be reasonably expected to significantly affect liquidity.
The Committee performed an analysis to determine whether the Portfolio is required to maintain a Highly Liquid Investment Minimum, and determined that no such minimum is required because the Portfolio primarily holds highly liquid investments.
The Report stated that the Committee concluded the Program operates adequately and effectively, in all material respects, to assess and manage the Portfolio’s liquidity risk throughout the Reporting Period.
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Pioneer Variable Contracts Trust

Officers
Lisa M. Jones, President and Chief Executive Officer
Anthony J. Koenig, Jr., Treasurer and Chief Financial and
  Accounting Officer
Christopher J. Kelley, Secretary and Chief Legal Officer

Investment Adviser and Administrator
Amundi Asset Management US, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Principal Underwriter
Amundi Distributor US, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Transfer Agent
DST Asset Manager Solutions, Inc.
Trustees Thomas J. Perna, Chairman John E. Baumgardner, Jr. Diane Durnin Benjamin M. Friedman Lisa M. Jones Craig C. MacKay Lorraine H. Monchak Marguerite A. Piret Fred J. Ricciardi Kenneth J. Taubes

29

Proxy Voting Policies and Procedures of the Portfolio are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Portfolio voted proxies relating to Portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundi.com/us. This information is also available on the Securities and Exchange Commission’s web site at www.sec.gov.

19616-15-0821

Pioneer Variable Contracts Trust
Pioneer High Yield

VCT Portfolio

Class I and II Shares

Semiannual Report | June 30, 2021
Paper copies of the Portfolio’s shareholder reports may no longer be sent by mail, unless you specifically request paper copies of the reports from the insurance company that offers your variable annuity or variable life insurance contract, or from your financial intermediary. Instead, the insurance company may choose to make the reports available on a website, and will notify you by mail each time a shareholder report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.
You may elect to receive all future Portfolio shareholder reports in paper form, free of charge, from the insurance company. You can inform the insurance company or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by following the instructions provided by the insurance company, or by contacting your financial intermediary. Your election to receive reports in paper form will apply to all portfolios available under your contract with the insurance company.
Please refer to your contract prospectus to determine the applicable share class offered under your contract.

Pioneer Variable Contracts Trust

This report is authorized for distribution only when preceded or accompanied by a prospectus for the Portfolio being offered.
Pioneer Variable Contracts Trust files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s web site at https://www.sec.gov.

Pioneer High Yield VCT Portfolio	Pioneer Variable Contracts Trust
Portfolio Update 6/30/21

Portfolio Diversification
(As a percentage of total investments)*
5 Largest Holdings
(As a percentage of total investments)*
1.	U.S. Treasury Bills, 8/5/21	1.47%
2.	CCO Holdings LLC/CCO Holdings
	Capital Corp., 5.5%, 5/1/26 (144A)	1.15
3.	Pioneer ILS Interval Fund (k)	1.11
4.	Element Solutions, Inc., 3.875%,
	9/1/28 (144A)	1.04
5.	Scotts Miracle-Gro Co., 4.0%,
	4/1/31 (144A)	1.02

*
Excludes temporary cash investments and all derivative contracts except for options purchased. The Portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities.

(k)	Pioneer ILS Interval Fund is an affiliated closed-end fund managed by Amundi Asset Management US, Inc. (the “Adviser”).

Performance Update 6/30/21

Prices and Distributions

Net Asset Value per Share	6/30/21	12/31/20
Class I	$9.44	$9.29
Class II	$9.31	$9.16

	Net
Distributions per Share	Investment	Short-Term	Long-Term
(1/1/21 – 6/30/21)	Income	Capital Gains	Capital Gains
Class I	$0.2400	$ —	$ —
Class II	$0.2251	$ —	$ —

Performance of a $10,000 Investment
The following chart shows the change in value of an investment made in Class I and Class II shares of Pioneer High Yield VCT Portfolio at net asset value during the periods shown, compared to that of the ICE Bank of America (BofA) U.S. High Yield Index and the ICE BofA U.S. All-Convertibles Speculative Quality Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.
The ICE BofA U.S. High Yield Index is an unmanaged, commonly accepted measure of the performance of high-yield securities. The ICE BofA U.S. All-Convertibles Speculative Quality Index is an unmanaged index of high-yield U.S. convertible securities. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

Average Annual Total Returns
(As of June 30, 2021)
				ICE BofA U.S.
			ICE BofA	All-Convertibles
			U.S. High ICE	Speculative
	Class I	Class II	Yield Index	Quality Index
10 Years	5.73%	5.34%	6.50%	17.04%
5 Years	6.41%	6.02%	7.30%	30.67%
1 Year	16.20%	15.81%	15.62%	111.19%
All total returns shown assume reinvestment of distributions at net asset value.
The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

Call 1-800-688-9915 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
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Pioneer High Yield VCT Portfolio	Pioneer Variable Contracts Trust
Comparing Ongoing Portfolio Expenses

As a shareowner in the Portfolio, you incur two types of costs:
(1)	ongoing costs, including management fees, distribution and/or service (12b–1) fees, and other Portfolio expenses; and
(2)	transaction costs, including sales charges (loads) on purchase payments.
This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds offered through your variable annuity contract. The example is based on an investment of $1,000 at the beginning of the Portfolio’s latest six-month period and held throughout the six months.
Using the Tables
Actual Expenses
The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:
1.	Divide your account value by $1,000
Example: an $8,600 account value ÷ $1,000 = 8.6
2.
Multiply the result in (1) above by the corresponding share class’s number in the third row under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer High Yield VCT Portfolio
Based on actual returns from January 1, 2021 through June 30, 2021.

Share Class	I	II
Beginning Account Value on 1/1/21	$1,000.00	$1,000.00
Ending Account Value on 6/30/21	$1,042.50	$1,041.40
Expenses Paid During Period*	$ 4.56	$ 5.82

*
Expenses are equal to the Portfolio’s annualized expense ratio of 0.90%, 1.15% for Class I and Class II respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Hypothetical Example for Comparison Purposes
The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other variable annuities.
Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different variable annuities. In addition, if these transaction costs were included, your costs would have been higher.
Expenses Paid on a $1,000 Investment in Pioneer High Yield VCT Portfolio
Based on a hypothetical 5% per year return before expenses, reflecting the period from January 1, 2021 through June 30, 2021.

Share Class	I	II
Beginning Account Value on 1/1/21	$1,000.00	$1,000.00
Ending Account Value on 6/30/21	$1,020.33	$1,019.09
Expenses Paid During Period*	$ 4.51	$ 5.76

*
Expenses are equal to the Portfolio’s annualized expense ratio of 0.90%, 1.15% for Class I and Class II respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

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Pioneer High Yield VCT Portfolio	Pioneer Variable Contracts Trust
Portfolio Management Discussion 6/30/21

Call 1-800-688-9915 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers, performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

In the following interview, portfolio managers Andrew Feltus, Matthew Shulkin, and Ken Monaghan discuss the factors that influenced Pioneer High Yield VCT Portfolio’s performance for the six-month period ended June 30, 2021. Mr. Feltus, Managing Director, Co-Director of High Yield, and a portfolio manager at Amundi Asset Management US, Inc. (Amundi US), Mr. Shulkin, a senior vice president and a portfolio manager at Amundi US, and Mr. Monaghan, Co-Director of High Yield and a portfolio manager at Amundi US, are responsible for the daily management of the Portfolio.
Q:   How did the Portfolio perform during the six-month period ended June 30, 2021?
A:    Pioneer High Yield VCT Portfolio’s Class I shares returned 4.25% at net asset value during the six-month period ended June 30, 2021, and Class II shares returned 4.14%. During the same period, the Portfolio’s benchmarks, the ICE Bank of America (ICE BofA) US High Yield Index (the US High Yield Index) and the ICE BofA All-Convertibles Speculative Quality Index, returned 3.70% and 12.80%, respectively.
Q:   Could you please describe the market environment for high-yield bonds during the six-month period ended June 30, 2021?
A:    The first three months of the period saw strong returns for riskier assets, such as high-yield bonds and equities, notably higher US Treasury yields, and rising inflation expectations, driven by investor optimism regarding the global economic growth outlook. Contributing to the optimistic view was the Democratic Party’s gaining control of both houses of Congress in early January, which gave rise to a new $1.9 trillion US fiscal stimulus package and, later, a proposed $3 billion-plus infrastructure bill. In addition, the continued distribution of COVID-19 vaccines in the US as well as a general decline in severe virus cases, coupled with the ongoing reopening of the economy, helped boost market sentiment during the period.
As the six-month period progressed, the continued, highly dovish posture on monetary policy from the US Federal Reserve (Fed) lent further support to the markets, as the US central bank expressed its intention to remain “on the sidelines” with regard to major policy changes until at least 2023. The Fed based its projection on the view that near-term increases in inflation above the usual 2% target would be transitory, and not structural. The Fed also messaged that it would look at average inflation over time, rather than focusing on isolated upticks in prices and thus feeling compelled to raise rates in response.
However, the “reflation trade” wobbled during June as market participants navigated growing apprehension over the spread of COVID-19 variants and a somewhat “hawkish” Fed Open Market Committee (FOMC) meeting that month. Investors in the Treasury market reacted to the updated Fed “dot plot” displaying FOMC member forecasts for the federal funds rate, which pointed to a median year-end 2023 target rate of 0.625%, or 50 basis points (bps) higher than the March forecast. (The Fed’s “dot” plot/projection is a quarterly chart summarizing the outlook for the federal funds rate for each of the FOMC’s members. A basis point is equal to 1/100th of a percentage point.)
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Pioneer High Yield VCT Portfolio	Pioneer Variable Contracts Trust

The yield curve twisted around the intermediate portion, with short-end yields rising and long-end yields falling. Notably, breakeven inflation rates fell significantly. The movement suggested investor doubts regarding the Fed’s long-term commitment to its current average inflation-targeting framework. (Breakeven rates represent the difference(s) between the yield of a nominal bond and an inflation-linked bond of the same maturity.)
Q:    Can you review your principal strategies in managing the Portfolio during the six-month period ended June 30, 2021, and the degree to which they contributed to or detracted from benchmark-relative returns?
A:     Asset allocations and security selections both aided the Portfolio’s benchmark-relative performance during the six-month period.
At the sector level, non-US High Yield Index allocations to convertible bonds and common stocks were positive contributors to the Portfolio’s relative returns. Within common stocks, holdings in the energy sector, particularly of companies that had previously experienced defaults on their debt and then recovered strongly during the period, were the top performers for the Portfolio. Bond positioning within the energy sector also was a source of strong relative returns for the Portfolio during the six-month period, with both a slight underweight allocation versus the US High Yield Index as well as security selection in the sector contributing positively to relative performance. On the negative side, the Portfolio’s cash position, which we maintained to ensure adequate liquidity, was the largest detractor from relative returns from an asset allocation standpoint.
With regard to individual holdings, security selection results were strong overall. The leading positive contributors to the Portfolio’s benchmark-relative performance included positions in Shelf Drilling, FTS International, and Baytex Energy. Shelf Drilling is an operator of shallow-water, jack-up drilling rigs outside the US; FTS International is one of the largest oil & gas well-completion companies in North America; and Baytex Energy is an exploration-and-production company focused on oil-related operations in Western Canada and the Eagle Ford field in Texas. Those positions benefited primarily from the rally in oil prices, and the energy sector in general, during the six-month period.
Among individual Portfolio holdings that detracted from relative performance during the six-month period was a convertible bond position in Tricida, a developer of drugs meant to treat kidney disease. An underweight stake versus the benchmark in Occidental Petroleum, a large global exploration-and-production company, and a position in Transocean, a large offshore drilling company, were other holdings that detracted from the Portfolio’s relative performance for the period.
Q:    Can you discuss the factors that affected the Portfolio’s income-generation (or yield), either positively or negatively, during the six-month period ended June 30, 2021?
A:     The increase in Treasury rates supported the Portfolio’s yield, partially offsetting a decrease in the yield later in the period caused by tightening credit spreads. The tightening credit spreads reduced the Portfolio’s yield as the market started to look beyond COVID-19 and spread levels became more
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Pioneer High Yield VCT Portfolio	Pioneer Variable Contracts Trust
Portfolio Management Discussion 6/30/21 (continued)

A Word About Risk:
All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility and heightened uncertainty. The market prices of securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, recessions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues or adverse investor sentiment. These conditions may continue, recur, worsen or spread.
Investments in high-yield or lower-rated securities are subject to greater-than-average price volatility, illiquidity and possibility of default.
When interest rates rise, the prices of fixed-income securities in the Portfolio will generally fall. Conversely, when interest rates fall the prices of fixed-income securities in the Portfolio will generally rise. Investments in the Portfolio are subject to possible loss due to the financial failure of the issuers of underlying securities and their inability to meet their debt obligations.
Prepayment risk is the chance that an issuer may exercise its right to prepay its security, if falling interest rates prompt the issuer to do so. Forced to reinvest the unanticipated proceeds at lower interest rates, the Portfolio would experience a decline in income and lose the opportunity for additional price appreciation.
The Portfolio may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-backed securities are also subject to prepayments.
The Portfolio may use derivatives, such as options, futures, inverse floating rate obligations, swaps, and other instruments, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Portfolio performance. Derivatives may have a leveraging effect on the Portfolio.
At times, the Portfolio’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Portfolio more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.
These risks may increase share price volatility.
reflective of investors’ expectations of future economic growth and stability. (Credit spreads are commonly defined as the differences in yield between Treasuries and other types of fixed-income securities with similar maturities.) While narrower spreads led to a decline in the Portfolio’s yield, they had a positive effect on total returns, due to capital appreciation.
Holding positions in convertible securities and investments such as bank loans can result in a lower yield compared to a portfolio composed entirely of high-yield bonds. However, we view those allocations as potentially beneficial to the Portfolio’s total return profile.

Q:    Did the Portfolio have any exposure to derivatives during the six-month period ended June 30, 2021? If so, did the derivatives have a material effect on the Portfolio’s performance?
A:   We utilized index-based credit-default-swap investments during the six-month period in an effort to maintain the desired level of Portfolio exposure to the high-yield market, and to seek to ensure sufficient liquidity to make opportunistic purchases and help meet any unanticipated shareholder redemption requests. The derivatives strategy had a negative effect on the Portfolio’s performance over the six-month period.
Q:     What is your assessment of the current climate for high-yield investing heading into the second half of the Portfolio’s fiscal year?
A:    The COVID-19 situation has remained a key driver of global economic activity, both positive and negative, and, in turn, the performance of financial markets. Though the spread of the highly contagious “Delta” variant of the virus has been driving an increase in COVID-19 infections (particularly in those regions with lower vaccination rates), in our view, the spread of the variant may not derail the economic recovery already underway in major developed economies where vaccination rates have been relatively high. While the vaccines apparently have not provided 100 percent protection against infection, “breakthrough” infections in vaccinated individuals have so far been less severe and resulted in fewer hospitalizations and deaths. It is important to keep this point in mind as the world transitions from fighting COVID-19 to living with COVID-19.
In his June post-FOMC meeting press conference, Fed Chair Powell reported that the committee has begun to talk about tapering its monthly purchases of Treasuries and agency MBS. Logically, some market participants have become worried about a repeat of the 2013 “taper tantrum,” if an official taper plan becomes reality (possibly late this year). However, we think Fed officials, having learned from 2013, have been offering investors plenty of guidance and a good sense of their eventual policy game plan. While we still think it likely that the ultimate announcement of tapering could precipitate
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Pioneer High Yield VCT Portfolio	Pioneer Variable Contracts Trust

some financial market volatility (as did the June FOMC meeting), unlike eight years ago, we believe any such episode could relatively short lived.
Given the potential for additional US-government stimulus through a proposed infrastructure spending package, and the possibility of a more widespread reopening of the US economy, we have revised upwards our base-case 2021 US gross domestic product growth forecast. We think the demand-driven economic growth dynamic could be positive for corporate fundamentals and consumer balance sheets. In turn, solid issuer fundamentals and still-elevated investor cash balances (which are earning close to 0% yield) may support the performance of credit-sensitive assets going forward.
We currently regard the risk of interest rates moving sharply higher as remote, but we are monitoring conditions closely as strong monthly economic data on the horizon could push Treasury yields higher in the coming months. Should longer-term yields shift materially higher and, in turn, tighten financial conditions, we anticipate that the Fed would ease monetary policy accordingly.
All in all, we believe the current backdrop is supportive for high-yield fundamentals. Strong growth and corporate profits have resulted in decreasing default rates, both the loan and bond markets are open, and companies have had good access to financing.
Our main concern heading into the second half of the Portfolio’s fiscal year is valuations. High-yield spreads, at period-end, were in the lower quartile of historical ranges, but still appear attractive to us, especially compared to those of other “spread assets,” such as investment-grade corporate bonds and government-backed mortgage bonds. Our base case is that default losses might be low, but that the level of valuations and rising Treasury yields could constrain total returns, even if high-yield securities continue to outperform other segments of the bond market.
Please refer to the Schedule of Investments on pages 8 to 20 for a full listing of Portfolio securities.
Past performance is no guarantee of future results.
Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio’s historical or future performance are statements of opinion as of the date of this report.
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Pioneer High Yield VCT Portfolio	Pioneer Variable Contracts Trust
Schedule of Investments 6/30/21 (unaudited)

Shares		Value
UNAFFILIATED ISSUERS – 94.9%
COMMON STOCKS – 0.5% of Net Assets
Energy Equipment & Services – 0.5%
6,156(a)	FTS International, Inc.	$ 174,153
1,828^(a)	Superior Energy Services, Inc.	58,039
	Total Energy Equipment & Services	$ 232,192
TOTAL COMMON STOCKS
	(Cost $222,501)	$ 232,192
CONVERTIBLE PREFERRED STOCK – 0.3% of Net Assets
Banks – 0.3%
95(b)	Wells Fargo & Co., 7.5%	$ 144,990
	Total Banks	$ 144,990
TOTAL CONVERTIBLE PREFERRED STOCK
	(Cost $125,547)	$ 144,990

Principal
Amount
USD ($)
CONVERTIBLE CORPORATE BONDS – 3.8% of Net Assets
Airlines – 0.7%
92,000	Air Canada, 4.0%, 7/1/25	$ 144,396
219,000	Spirit Airlines, Inc., 1.0%, 5/15/26	208,729
	Total Airlines	$ 353,125
Biotechnology – 0.3%
55,000	Insmed, Inc., 0.75%, 6/1/28	$ 60,466
81,000	Insmed, Inc., 1.75%, 1/15/25	84,596
	Total Biotechnology	$ 145,062
Commercial Services – 0.0%†
935	Macquarie Infrastructure Corp., 2.0%, 10/1/23	$ 930
	Total Commercial Services	$ 930
Energy-Alternate Sources – 0.4%
179,000(c)	Enphase Energy, Inc., 3/1/28 (144A)	$ 173,473
	Total Energy-Alternate Sources	$ 173,473
Entertainment – 0.5%
140,000(c)	DraftKings, Inc., 3/15/28 (144A)	$ 126,140
99,000	IMAX Corp., 0.5%, 4/1/26 (144A)	103,207
	Total Entertainment	$ 229,347
Media – 0.2%
112,000	DISH Network Corp., 3.375%, 8/15/26	$ 114,296
	Total Media	$ 114,296
Mining – 0.3%
110,000	Ivanhoe Mines, Ltd., 2.5%, 4/15/26 (144A)	$ 135,168
	Total Mining	$ 135,168
Pharmaceuticals – 0.4%
130,000	Revance Therapeutics, Inc., 1.75%, 2/15/27	$ 151,666
136,000	Tricida, Inc., 3.5%, 5/15/27	51,184
	Total Pharmaceuticals	$ 202,850
REITs – 0.1%
49,000	Summit Hotel Properties, Inc., 1.5%, 2/15/26	$ 50,495
	Total REITs	$ 50,495

The accompanying notes are an integral part of these financial statements.
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Pioneer High Yield VCT Portfolio	Pioneer Variable Contracts Trust

Principal
Amount
USD ($)		Value
	Software – 0.9%
165,000	Bentley Systems, Inc., 0.375%, 7/1/27 (144A)	$ 169,125
118,000	Ceridian HCM Holding, Inc., 0.25%, 3/15/26 (144A)	117,926
70,000(c)	Everbridge, Inc., 3/15/26 (144A)	71,488
105,000	Verint Systems, Inc., 0.25%, 4/15/26 (144A)	102,957
	Total Software	$ 461,496
	TOTAL CONVERTIBLE CORPORATE BONDS
	(Cost $1,827,322)	$ 1,866,242
	CORPORATE BONDS – 85.8% of Net Assets
	Advertising – 1.9%
180,000	Clear Channel Outdoor Holdings, Inc., 7.5%, 6/1/29 (144A)	$ 186,361
110,000	Clear Channel Outdoor Holdings, Inc., 7.75%, 4/15/28 (144A)	115,227
65,000	Lamar Media Corp., 3.625%, 1/15/31 (144A)	63,537
412,000(d)	MDC Partners, Inc., 7.5%, 5/1/24 (144A)	417,150
70,000	Outfront Media Capital LLC/Outfront Media Capital Corp., 4.25%, 1/15/29 (144A)	70,438
60,000	Outfront Media Capital LLC/Outfront Media Capital Corp., 6.25%, 6/15/25 (144A)	63,422
	Total Advertising	$ 916,135
	Aerospace & Defense – 0.1%
29,000	Triumph Group, Inc., 8.875%, 6/1/24 (144A)	$ 32,263
	Total Aerospace & Defense	$ 32,263
	Airlines – 1.3%
70,000	American Airlines, Inc./AAdvantage Loyalty IP, Ltd., 5.5%, 4/20/26 (144A)	$ 74,113
55,000	American Airlines, Inc./AAdvantage Loyalty IP, Ltd., 5.75%, 4/20/29 (144A)	59,377
197,000	Delta Air Lines, Inc., 3.75%, 10/28/29	196,872
40,000	Hawaiian Brand Intellectual Property, Ltd./HawaiianMiles Loyalty, Ltd., 5.75%,
	1/20/26 (144A)	43,000
165,000	Mileage Plus Holdings LLC/Mileage Plus Intellectual Property Assets, Ltd., 6.5%,
	6/20/27 (144A)	181,665
35,000	United Airlines, Inc., 4.375%, 4/15/26 (144A)	36,225
35,000	United Airlines, Inc., 4.625%, 4/15/29 (144A)	36,225
	Total Airlines	$ 627,477
	Apparel – 0.2%
75,000	Wolverine World Wide, Inc., 6.375%, 5/15/25 (144A)	$ 79,790
	Total Apparel	$ 79,790
	Auto Manufacturers – 3.3%
243,000	Allison Transmission, Inc., 3.75%, 1/30/31 (144A)	$ 238,837
200,000	Ford Motor Credit Co. LLC, 3.375%, 11/13/25	207,250
305,000	Ford Motor Credit Co. LLC, 3.815%, 11/2/27	317,695
300,000	Ford Motor Credit Co. LLC, 4.134%, 8/4/25	320,622
214,000	Ford Motor Credit Co. LLC, 5.113%, 5/3/29	239,569
254,000	JB Poindexter & Co., Inc., 7.125%, 4/15/26 (144A)	268,605
	Total Auto Manufacturers	$ 1,592,578
	Auto Parts & Equipment – 1.6%
408,000	American Axle & Manufacturing, Inc., 6.25%, 3/15/26	$ 420,791
331,000	Dealer Tire LLC/DT Issuer LLC, 8.0%, 2/1/28 (144A)	356,973
	Total Auto Parts & Equipment	$ 777,764

The accompanying notes are an integral part of these financial statements.
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Pioneer High Yield VCT Portfolio	Pioneer Variable Contracts Trust
Schedule of Investments 6/30/21 (unaudited) (continued)

Principal
Amount
USD ($)		Value
	Banks – 0.4%
15,000	Freedom Mortgage Corp., 6.625%, 1/15/27 (144A)	$ 15,094
69,000	Freedom Mortgage Corp., 8.125%, 11/15/24 (144A)	71,329
118,000	Freedom Mortgage Corp., 8.25%, 4/15/25 (144A)	123,162
	Total Banks	$ 209,585
	Building Materials – 3.2%
95,000	APi Group DE, Inc., 4.125%, 7/15/29 (144A)	$ 94,525
142,000	Builders FirstSource, Inc., 6.75%, 6/1/27 (144A)	152,117
441,000	Cornerstone Building Brands, Inc., 6.125%, 1/15/29 (144A)	472,973
90,000	CP Atlas Buyer, Inc., 7.0%, 12/1/28 (144A)	93,262
79,000	Koppers, Inc., 6.0%, 2/15/25 (144A)	81,528
280,000	Patrick Industries, Inc., 7.5%, 10/15/27 (144A)	302,742
203,000	Summit Materials LLC/Summit Materials Finance Corp., 5.125%, 6/1/25 (144A)	204,629
10,000	Summit Materials LLC/Summit Materials Finance Corp., 5.25%, 1/15/29 (144A)	10,624
112,000	Summit Materials LLC/Summit Materials Finance Corp., 6.5%, 3/15/27 (144A)	118,550
	Total Building Materials	$ 1,530,950
	Chemicals – 4.9%
473,000	Element Solutions, Inc., 3.875%, 9/1/28 (144A)	$ 482,602
103,000	Hexion, Inc., 7.875%, 7/15/27 (144A)	111,111
477,000	Ingevity Corp., 3.875%, 11/1/28 (144A)	473,422
65,000	Kraton Polymers LLC/Kraton Polymers Capital Corp., 4.25%, 12/15/25 (144A)	66,300
180,000	OCI NV, 4.625%, 10/15/25 (144A)	187,707
283,000	Olin Corp., 5.0%, 2/1/30	301,749
345,000	Trinseo Materials Operating SCA/Trinseo Materials Finance, Inc., 5.125%, 4/1/29 (144A)	352,762
230,000	Tronox, Inc., 4.625%, 3/15/29 (144A)	232,583
155,000	Tronox, Inc., 6.5%, 5/1/25 (144A)	164,035
	Total Chemicals	$ 2,372,271
	Coal – 1.0%
300,000	SunCoke Energy Partners LP/SunCoke Energy Partners Finance Corp., 7.5%, 6/15/25 (144A)	$ 311,565
185,000	SunCoke Energy, Inc., 4.875%, 6/30/29 (144A)	184,769
	Total Coal	$ 496,334
	Commercial Services – 4.7%
95,000	Allied Universal Holdco LLC/Allied Universal Finance Corp., 6.625%, 7/15/26 (144A)	$ 100,722
215,000	Allied Universal Holdco LLC/Allied Universal Finance Corp., 9.75%, 7/15/27 (144A)	236,769
105,000	APX Group, Inc., 6.75%, 2/15/27 (144A)	111,790
140,000	Brink’s Co., 5.5%, 7/15/25 (144A)	148,400
280,000	CoreLogic, Inc., 4.5%, 5/1/28 (144A)	277,550
367,000	Garda World Security Corp., 6.0%, 6/1/29 (144A)	364,248
206,000	Garda World Security Corp., 9.5%, 11/1/27 (144A)	228,145
75,000	Gartner, Inc., 3.625%, 6/15/29 (144A)	76,125
105,000	NESCO Holdings II, Inc., 5.5%, 4/15/29 (144A)	109,594
60,000	Nielsen Finance LLC/Nielsen Finance Co., 4.5%, 7/15/29 (144A)	60,225
60,000	Nielsen Finance LLC/Nielsen Finance Co., 4.75%, 7/15/31 (144A)	60,150
120,000	Prime Security Services Borrower LLC/Prime Finance, Inc., 5.75%, 4/15/26 (144A)	132,560
260,000	Prime Security Services Borrower LLC/Prime Finance, Inc., 6.25%, 1/15/28 (144A)	276,575
80,000	Sotheby’s, 7.375%, 10/15/27 (144A)	86,300
	Total Commercial Services	$ 2,269,153

The accompanying notes are an integral part of these financial statements.
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Pioneer High Yield VCT Portfolio	Pioneer Variable Contracts Trust

Principal
Amount
USD ($)		Value
	Computers – 1.1%
195,000	Diebold Nixdorf, Inc., 8.5%, 4/15/24	$ 199,631
20,000	Diebold Nixdorf, Inc., 9.375%, 7/15/25 (144A)	22,175
140,000	KBR, Inc., 4.75%, 9/30/28 (144A)	140,000
90,000	NCR Corp., 5.0%, 10/1/28 (144A)	93,066
45,000	NCR Corp., 5.25%, 10/1/30 (144A)	46,688
20,000	NCR Corp., 8.125%, 4/15/25 (144A)	21,870
	Total Computers	$ 523,430
	Diversified Financial Services – 3.5%
145,000	Alliance Data Systems Corp., 4.75%, 12/15/24 (144A)	$ 148,987
360,000(e)	Avation Capital SA., 8.25% (9.00% PIK or 8.25% cash), 10/31/26 (144A)	298,350
209,392(e)	Global Aircraft Leasing Co., Ltd., 6.5% (7.25% PIK or 6.50% cash), 9/15/24 (144A)	210,520
60,000	Nationstar Mortgage Holdings, Inc., 5.5%, 8/15/28 (144A)	60,558
30,000	Nationstar Mortgage Holdings, Inc., 6.0%, 1/15/27 (144A)	31,088
145,000	OneMain Finance Corp., 3.5%, 1/15/27	146,087
237,000	Provident Funding Associates LP/PFG Finance Corp., 6.375%, 6/15/25 (144A)	239,963
140,000	United Wholesale Mortgage LLC, 5.5%, 4/15/29 (144A)	139,968
365,000	VistaJet Malta Finance Plc/XO Management Holding, Inc., 10.5%, 6/1/24 (144A)	397,923
	Total Diversified Financial Services	$ 1,673,444
	Electric – 1.9%
105,000	Clearway Energy Operating LLC, 3.75%, 2/15/31 (144A)	$ 104,475
70,000	Leeward Renewable Energy Operations LLC, 4.25%, 7/1/29 (144A)	71,050
60,000	NRG Energy, Inc., 3.375%, 2/15/29 (144A)	58,726
85,000	NRG Energy, Inc., 3.625%, 2/15/31 (144A)	83,529
175,000	Talen Energy Supply LLC, 7.625%, 6/1/28 (144A)	163,749
235,000	Talen Energy Supply LLC, 10.5%, 1/15/26 (144A)	172,138
90,000	Vistra Operations Co. LLC, 4.375%, 5/1/29 (144A)	90,450
183,000	Vistra Operations Co. LLC, 5.625%, 2/15/27 (144A)	189,863
	Total Electric	$ 933,980
	Electrical Components & Equipment – 0.6%
112,000	Energizer Holdings, Inc., 4.75%, 6/15/28 (144A)	$ 114,772
90,000	WESCO Distribution, Inc., 7.125%, 6/15/25 (144A)	97,263
60,000	WESCO Distribution, Inc., 7.25%, 6/15/28 (144A)	66,831
	Total Electrical Components & Equipment	$ 278,866
	Electronics – 0.4%
70,000	Atkore, Inc., 4.25%, 6/1/31 (144A)	$ 70,896
70,000	Sensata Technologies BV, 4.0%, 4/15/29 (144A)	71,056
55,000	Sensata Technologies, Inc., 3.75%, 2/15/31 (144A)	54,385
	Total Electronics	$ 196,337
	Energy-Alternate Sources – 0.4%
190,000	Renewable Energy Group, Inc., 5.875%, 6/1/28 (144A)	$ 198,896
	Total Energy-Alternate Sources	$ 198,896
	Engineering & Construction – 1.8%
80,000	Arcosa, Inc., 4.375%, 4/15/29 (144A)	$ 81,400
182,000	Dycom Industries, Inc., 4.5%, 4/15/29 (144A)	183,576
340,000	PowerTeam Services LLC, 9.033%, 12/4/25 (144A)	374,000
240,000	TopBuild Corp., 3.625%, 3/15/29 (144A)	237,600
	Total Engineering & Construction	$ 876,576

The accompanying notes are an integral part of these financial statements.
11

Pioneer High Yield VCT Portfolio	Pioneer Variable Contracts Trust
Schedule of Investments 6/30/21 (unaudited) (continued)

Principal
Amount
USD ($)		Value
	Entertainment – 2.6%
55,000	Boyne USA, Inc., 4.75%, 5/15/29 (144A)	$ 56,745
257,000	Caesars Entertainment, Inc., 8.125%, 7/1/27 (144A)	285,836
25,000	Everi Holdings, Inc., 5.0%, 7/15/29 (144A)	25,000
145,000	Lions Gate Capital Holdings LLC, 5.5%, 4/15/29 (144A)	152,431
200,000	Mohegan Gaming & Entertainment, 8.0%, 2/1/26 (144A)	208,980
35,000	Penn National Gaming, Inc., 5.625%, 1/15/27 (144A)	36,356
100,000	Scientific Games International, Inc., 7.0%, 5/15/28 (144A)	109,250
100,000	Scientific Games International, Inc., 7.25%, 11/15/29 (144A)	112,800
242,000	Scientific Games International, Inc., 8.25%, 3/15/26 (144A)	259,540
	Total Entertainment	$ 1,246,938
	Environmental Control – 1.1%
330,000	Covanta Holding Corp., 6.0%, 1/1/27	$ 343,200
55,000	GFL Environmental, Inc., 4.0%, 8/1/28 (144A)	54,332
145,000	Tervita Corp., 11.0%, 12/1/25 (144A)	162,361
	Total Environmental Control	$ 559,893
	Food – 2.0%
65,000	Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC, 3.5%, 3/15/29 (144A)	$ 64,269
30,000	Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC, 5.75%, 3/15/25	30,675
253,000	FAGE International SA./FAGE USA Dairy Industry, Inc., 5.625%, 8/15/26 (144A)	260,590
82,000	Ingles Markets, Inc., 5.75%, 6/15/23	82,123
415,000	Simmons Foods, Inc./Simmons Prepared Foods, Inc./Simmons Pet Food, Inc./Simmons Feed,
	4.625%, 3/1/29 (144A)	418,606
120,000	US Foods, Inc., 4.75%, 2/15/29 (144A)	122,400
	Total Food	$ 978,663
	Forest Products & Paper – 1.5%
96,000	Clearwater Paper Corp., 4.75%, 8/15/28 (144A)	$ 95,640
300,000	Mercer International, Inc., 5.125%, 2/1/29 (144A)	308,700
285,000	Schweitzer-Mauduit International, Inc., 6.875%, 10/1/26 (144A)	301,744
	Total Forest Products & Paper	$ 706,084
	Healthcare-Services – 1.8%
65,000	Legacy LifePoint Health LLC, 6.75%, 4/15/25 (144A)	$ 69,144
75,000	LifePoint Health, Inc., 5.375%, 1/15/29 (144A)	73,125
135,000	Prime Healthcare Services, Inc., 7.25%, 11/1/25 (144A)	145,462
22,000	RegionalCare Hospital Partners Holdings, Inc./LifePoint Health, Inc., 9.75%, 12/1/26 (144A)	23,677
57,000	Surgery Center Holdings, Inc., 6.75%, 7/1/25 (144A)	58,140
293,000	Surgery Center Holdings, Inc., 10.0%, 4/15/27 (144A)	321,568
45,000	US Acute Care Solutions LLC, 6.375%, 3/1/26 (144A)	46,499
146,000	US Renal Care, Inc., 10.625%, 7/15/27 (144A)	153,117
	Total Healthcare-Services	$ 890,732
	Home Builders – 2.8%
125,000	Beazer Homes USA, Inc., 5.875%, 10/15/27	$ 130,937
182,000	Beazer Homes USA, Inc., 6.75%, 3/15/25	187,915
167,000	Beazer Homes USA, Inc., 7.25%, 10/15/29	185,423
108,000	Brookfield Residential Properties, Inc./Brookfield Residential US Corp., 6.25%, 9/15/27 (144A)	114,075
83,000	Brookfield Residential Properties, Inc./Brookfield Residential US LLC, 4.875%, 2/15/30 (144A)	82,195
250,000	KB Home, 4.0%, 6/15/31	252,187

The accompanying notes are an integral part of these financial statements.
12

Pioneer High Yield VCT Portfolio	Pioneer Variable Contracts Trust

Principal
Amount
USD ($)		Value
	Home Builders – (continued)
195,000	M/I Homes, Inc., 4.95%, 2/1/28	$ 203,434
147,000	Taylor Morrison Communities, Inc., 5.875%, 6/15/27 (144A)	166,294
55,000	Williams Scotsman International, Inc., 4.625%, 8/15/28 (144A)	56,799
	Total Home Builders	$ 1,379,259
	Household Products/Wares – 0.4%
65,000	Central Garden & Pet Co., 4.125%, 4/30/31 (144A)	$ 65,731
105,000	Spectrum Brands, Inc., 5.5%, 7/15/30 (144A)	113,138
12,000	Spectrum Brands, Inc., 5.75%, 7/15/25	12,297
	Total Household Products/Wares	$ 191,166
	Housewares – 1.0%
476,000	Scotts Miracle-Gro Co., 4.0%, 4/1/31 (144A)	$ 475,453
	Total Housewares	$ 475,453
	Internet – 0.7%
110,000	Netflix, Inc., 3.625%, 6/15/25 (144A)	$ 118,122
97,000	Netflix, Inc., 4.875%, 4/15/28	112,641
90,000	Netflix, Inc., 5.375%, 11/15/29 (144A)	109,314
	Total Internet	$ 340,077
	Iron & Steel – 1.9%
200,000	Carpenter Technology Corp., 6.375%, 7/15/28	$ 219,627
320,000	Cleveland-Cliffs, Inc., 6.75%, 3/15/26 (144A)	345,200
11,000	Cleveland-Cliffs, Inc., 9.875%, 10/17/25 (144A)	12,892
100,000	Commercial Metals Co., 3.875%, 2/15/31	100,625
215,000	TMS International Corp., 6.25%, 4/15/29 (144A)	225,750
	Total Iron & Steel	$ 904,094
	Leisure Time – 1.6%
65,000	Carnival Corp., 7.625%, 3/1/26 (144A)	$ 70,606
35,000	Carnival Corp., 10.5%, 2/1/26 (144A)	40,749
140,000	NCL Corp., Ltd., 5.875%, 3/15/26 (144A)	146,650
40,000	NCL Finance, Ltd., 6.125%, 3/15/28 (144A)	41,918
80,000	Royal Caribbean Cruises, Ltd., 5.5%, 4/1/28 (144A)	83,784
30,000	Royal Caribbean Cruises, Ltd., 9.125%, 6/15/23 (144A)	32,925
73,000	Royal Caribbean Cruises, Ltd., 11.5%, 6/1/25 (144A)	84,132
109,000	Viking Cruises, Ltd., 5.875%, 9/15/27 (144A)	107,714
69,000	Viking Cruises, Ltd., 6.25%, 5/15/25 (144A)	68,655
80,000	Viking Ocean Cruises Ship VII, Ltd., 5.625%, 2/15/29 (144A)	80,800
	Total Leisure Time	$ 757,933
	Lodging – 1.2%
70,000	Boyd Gaming Corp., 4.75%, 6/15/31 (144A)	$ 72,732
100,000	Boyd Gaming Corp., 8.625%, 6/1/25 (144A)	110,237
135,000	Hilton Grand Vacations Borrower Escrow LLC/Hilton Grand Vacations Borrower Esc, 5.0%,
	6/1/29 (144A)	138,038
137,000	Station Casinos LLC, 4.5%, 2/15/28 (144A)	139,335
90,000	Travel + Leisure Co., 6.625%, 7/31/26 (144A)	101,970
	Total Lodging	$ 562,312
	Machinery-Construction & Mining – 0.2%
110,000	Terex Corp., 5.0%, 5/15/29 (144A)	$ 114,675
	Total Machinery-Construction & Mining	$ 114,675

The accompanying notes are an integral part of these financial statements.
13

Pioneer High Yield VCT Portfolio	Pioneer Variable Contracts Trust
Schedule of Investments 6/30/21 (unaudited) (continued)

Principal
Amount
USD ($)		Value
	Media – 4.1%
50,000	Audacy Capital Corp., 6.75%, 3/31/29 (144A)	$ 51,881
175,000	CCO Holdings LLC/CCO Holdings Capital Corp., 5.125%, 5/1/27 (144A)	183,558
515,000	CCO Holdings LLC/CCO Holdings Capital Corp., 5.5%, 5/1/26 (144A)	532,458
200,000	CSC Holdings LLC, 5.375%, 2/1/28 (144A)	211,516
200,000	CSC Holdings LLC, 7.5%, 4/1/28 (144A)	219,500
111,000	Diamond Sports Group LLC/Diamond Sports Finance Co., 6.625%, 8/15/27 (144A)	54,390
106,000	Gray Television, Inc., 5.875%, 7/15/26 (144A)	109,445
80,000	News Corp., 3.875%, 5/15/29 (144A)	80,800
230,000	Sinclair Television Group, Inc., 5.5%, 3/1/30 (144A)	233,535
119,000	Sirius XM Radio, Inc., 4.0%, 7/15/28 (144A)	122,696
200,000	Summer BC Bidco B LLC, 5.5%, 10/31/26 (144A)	203,410
	Total Media	$ 2,003,189
	Mining – 1.5%
248,000	Coeur Mining, Inc., 5.125%, 2/15/29 (144A)	$ 245,520
200,000	First Quantum Minerals, Ltd., 7.25%, 4/1/23 (144A)	203,876
77,000	Hudbay Minerals, Inc., 6.125%, 4/1/29 (144A)	82,005
81,000	Joseph T Ryerson & Son, Inc., 8.5%, 8/1/28 (144A)	89,910
92,000	Novelis Corp., 5.875%, 9/30/26 (144A)	95,703
	Total Mining	$ 717,014
	Miscellaneous Manufacturers – 0.4%
115,000	Bombardier, Inc., 7.125%, 6/15/26 (144A)	$ 119,887
70,000	Hillenbrand, Inc., 3.75%, 3/1/31	69,410
	Total Miscellaneous Manufacturers	$ 189,297
	Oil & Gas – 7.2%
151,000	Aethon United BR LP/Aethon United Finance Corp., 8.25%, 2/15/26 (144A)	$ 163,488
130,000	Ascent Resources Utica Holdings LLC/ARU Finance Corp., 5.875%, 6/30/29 (144A)	130,000
300,000	Baytex Energy Corp., 8.75%, 4/1/27 (144A)	302,250
65,000	Cenovus Energy, Inc., 6.75%, 11/15/39	88,295
225,000	Colgate Energy Partners III LLC, 7.75%, 2/15/26 (144A)	246,656
60,000	EQT Corp., 3.125%, 5/15/26 (144A)	61,333
60,000	EQT Corp., 3.625%, 5/15/31 (144A)	62,550
90,000	Hilcorp Energy I LP/Hilcorp Finance Co., 6.0%, 2/1/31 (144A)	95,319
185,000	Indigo Natural Resources LLC, 5.375%, 2/1/29 (144A)	193,325
175,000	MEG Energy Corp., 5.875%, 2/1/29 (144A)	182,438
42,000	MEG Energy Corp., 6.5%, 1/15/25 (144A)	43,486
25,000	MEG Energy Corp., 7.125%, 2/1/27 (144A)	26,633
219,000	Neptune Energy Bondco Plc, 6.625%, 5/15/25 (144A)	224,847
250,000	Occidental Petroleum Corp., 4.4%, 4/15/46	240,125
35,000	Occidental Petroleum Corp., 5.5%, 12/1/25	38,646
104,000	Parkland Corp., 5.875%, 7/15/27 (144A)	110,850
156,000	PBF Holding Co. LLC/PBF Finance Corp., 6.0%, 2/15/28	106,860
95,000	PBF Holding Co. LLC/PBF Finance Corp., 9.25%, 5/15/25 (144A)	95,702
130,000	Precision Drilling Corp., 6.875%, 1/15/29 (144A)	133,900
148,000	Shelf Drilling Holdings, Ltd., 8.25%, 2/15/25 (144A)	117,586
105,000	Shelf Drilling Holdings, Ltd., 8.875%, 11/15/24 (144A)	108,413
249,041	Transocean Sentry, Ltd., 5.375%, 5/15/23 (144A)	243,438

The accompanying notes are an integral part of these financial statements.
14

Pioneer High Yield VCT Portfolio	Pioneer Variable Contracts Trust

Principal
Amount
USD ($)		Value
	Oil & Gas – (continued)
200,000	Tullow Oil Plc, 10.25%, 5/15/26 (144A)	$ 209,860
235,000	Vine Energy Holdings LLC, 6.75%, 4/15/29 (144A)	247,564
	Total Oil & Gas	$ 3,473,564
	Oil & Gas Services – 0.8%
80,000	Archrock Partners LP/Archrock Partners Finance Corp., 6.25%, 4/1/28 (144A)	$ 83,513
77,000	Archrock Partners LP/Archrock Partners Finance Corp., 6.875%, 4/1/27 (144A)	81,716
89,000	Exterran Energy Solutions LP/EES Finance Corp., 8.125%, 5/1/25	78,765
130,000	TechnipFMC Plc, 6.5%, 2/1/26 (144A)	140,390
	Total Oil & Gas Services	$ 384,384
	Packaging & Containers – 2.1%
254,000	Crown Cork & Seal Co., Inc., 7.375%, 12/15/26	$ 311,150
324,000	Greif, Inc., 6.5%, 3/1/27 (144A)	341,723
135,000	Intertape Polymer Group, Inc., 4.375%, 6/15/29 (144A)	137,026
210,000	TriMas Corp., 4.125%, 4/15/29 (144A)	212,583
	Total Packaging & Containers	$ 1,002,482
	Pharmaceuticals – 2.4%
80,000	Bausch Health Cos., Inc., 5.5%, 11/1/25 (144A)	$ 82,080
105,000	Endo Dac/Endo Finance LLC/Endo Finco, Inc., 6.0%, 6/30/28 (144A)	70,807
83,000	Endo Dac/Endo Finance LLC/Endo Finco, Inc., 9.5%, 7/31/27 (144A)	84,660
200,000	Jazz Securities, DAC, 4.375%, 1/15/29 (144A)	207,360
110,000	P&L Development LLC/PLD Finance Corp., 7.75%, 11/15/25 (144A)	115,500
139,000	Par Pharmaceutical, Inc., 7.5%, 4/1/27 (144A)	142,128
456,000	Teva Pharmaceutical Finance Netherlands III BV, 2.8%, 7/21/23	454,399
	Total Pharmaceuticals	$ 1,156,934
	Pipelines – 4.5%
205,000	CQP Holdco LP/BIP-V Chinook Holdco LLC, 5.5%, 6/15/31 (144A)	$ 213,608
49,000	DCP Midstream Operating LP, 4.95%, 4/1/22	49,919
200,000	DCP Midstream Operating LP, 5.375%, 7/15/25	222,740
165,000	Delek Logistics Partners LP/Delek Logistics Finance Corp., 6.75%, 5/15/25	169,537
115,000	Delek Logistics Partners LP/Delek Logistics Finance Corp., 7.125%, 6/1/28 (144A)	121,325
220,000(b)(f)	Energy Transfer LP, 7.125% (5 Year CMT Index + 531 bps)	227,150
5,000	EnLink Midstream LLC, 5.375%, 6/1/29	5,218
40,000	EnLink Midstream Partners LP, 5.05%, 4/1/45	34,400
99,000	EnLink Midstream Partners LP, 5.45%, 6/1/47	87,862
116,000	EnLink Midstream Partners LP, 5.6%, 4/1/44	104,980
80,000	Genesis Energy LP/Genesis Energy Finance Corp., 8.0%, 1/15/27	84,050
111,000	Global Partners LP/GLP Finance Corp., 7.0%, 8/1/27	117,660
273,000	Harvest Midstream I LP, 7.5%, 9/1/28 (144A)	296,478
138,000	Northriver Midstream Finance LP, 5.625%, 2/15/26 (144A)	143,175
135,000	NuStar Logistics LP, 6.375%, 10/1/30	149,162
135,000	PBF Logistics LP/PBF Logistics Finance Corp., 6.875%, 5/15/23	132,638
	Total Pipelines	$ 2,159,902
	REITs – 1.9%
200,000	HAT Holdings I LLC/HAT Holdings II LLC, 3.375%, 6/15/26 (144A)	$ 201,500
105,000	iStar, Inc., 4.25%, 8/1/25	108,019
195,000	iStar, Inc., 4.75%, 10/1/24	205,237

The accompanying notes are an integral part of these financial statements.
15

Pioneer High Yield VCT Portfolio	Pioneer Variable Contracts Trust
Schedule of Investments 6/30/21 (unaudited) (continued)

Principal
Amount
USD ($)		Value
	REITs – (continued)
146,000	MPT Operating Partnership LP/MPT Finance Corp., 4.625%, 8/1/29	$ 156,287
93,000	Uniti Group LP/Uniti Fiber Holdings, Inc./CSL Capital LLC, 7.875%, 2/15/25 (144A)	99,394
140,000	Uniti Group LP/Uniti Group Finance, Inc./CSL Capital LLC, 6.5%, 2/15/29 (144A)	140,350
	Total REITs	$ 910,787
	Retail – 3.8%
150,000	AAG FH LP/AAG FH Finco, Inc., 9.75%, 7/15/24 (144A)	$ 148,500
60,000	Ambience Merger Sub, Inc., 7.125%, 7/15/29 (144A)	60,525
93,000	Asbury Automotive Group, Inc., 4.5%, 3/1/28	95,557
135,000	Beacon Roofing Supply, Inc., 4.125%, 5/15/29 (144A)	134,655
20,000	GYP Holdings III Corp., 4.625%, 5/1/29 (144A)	20,075
60,000	Ken Garff Automotive LLC, 4.875%, 9/15/28 (144A)	61,200
60,000	L Brands, Inc., 6.625%, 10/1/30 (144A)	69,300
160,000	LCM Investments Holdings II LLC, 4.875%, 5/1/29 (144A)	164,000
85,000	Lithia Motors, Inc., 3.875%, 6/1/29 (144A)	88,107
110,000	Murphy Oil USA, Inc., 3.75%, 2/15/31 (144A)	108,762
93,000	Party City Holdings, Inc., 8.75%, 2/15/26 (144A)	99,278
90,000	Penske Automotive Group, Inc., 3.5%, 9/1/25	93,222
220,000	Penske Automotive Group, Inc., 3.75%, 6/15/29	221,373
155,000	QVC, Inc., 4.375%, 9/1/28	158,100
77,000	QVC, Inc., 4.75%, 2/15/27	81,594
50,000	SRS Distribution, Inc., 4.625%, 7/1/28 (144A)	51,125
35,000	SRS Distribution, Inc., 6.125%, 7/1/29 (144A)	36,019
91,000	Staples, Inc., 7.5%, 4/15/26 (144A)	94,413
75,000	Victoria’s Secret & Co., 4.625%, 7/15/29 (144A)	75,000
	Total Retail	$ 1,860,805
	Semiconductors – 0.3%
170,000	Entegris, Inc., 3.625%, 5/1/29 (144A)	$ 172,125
	Total Semiconductors	$ 172,125
	Software – 0.3%
150,000	Rackspace Technology Global, Inc., 5.375%, 12/1/28 (144A)	$ 153,938
	Total Software	$ 153,938
	Telecommunications – 3.6%
200,000	Altice France Holding SA., 6.0%, 2/15/28 (144A)	$ 198,446
260,000	Altice France SA., 5.125%, 7/15/29 (144A)	261,274
78,000	CommScope Technologies LLC, 6.0%, 6/15/25 (144A)	79,657
63,000	CommScope, Inc., 8.25%, 3/1/27 (144A)	67,334
55,000	Level 3 Financing, Inc., 3.75%, 7/15/29 (144A)	53,488
200,000	LogMeIn, Inc., 5.5%, 9/1/27 (144A)	207,010
80,000	Lumen Technologies, Inc., 4.0%, 2/15/27 (144A)	81,600
200,000	Lumen Technologies, Inc., 4.5%, 1/15/29 (144A)	195,190
135,000	Plantronics, Inc., 4.75%, 3/1/29 (144A)	134,019
80,000	Switch Ltd., 4.125%, 6/15/29 (144A)	82,100
180,000	T-Mobile USA, Inc., 3.5%, 4/15/31 (144A)	186,226
185,000	Windstream Escrow LLC/Windstream Escrow Finance Corp., 7.75%, 8/15/28 (144A)	190,550
	Total Telecommunications	$ 1,736,894

The accompanying notes are an integral part of these financial statements.
16

Pioneer High Yield VCT Portfolio	Pioneer Variable Contracts Trust

Principal
Amount
USD ($)		Value
	Transportation – 1.6%
205,000	Danaos Corp., 8.5%, 3/1/28 (144A)	$ 224,797
200,000	Seaspan Corp., 6.5%, 4/29/26 (144A)	210,750
75,000	Watco Cos., LLC/Watco Finance Corp., 6.5%, 6/15/27 (144A)	80,250
250,000	Western Global Airlines LLC, 10.375%, 8/15/25 (144A)	285,847
	Total Transportation	$ 801,644
	Trucking & Leasing – 0.2%
85,000	Fortress Transportation & Infrastructure Investors LLC, 9.75%, 8/1/27 (144A)	$ 98,281
	Total Trucking & Leasing	$ 98,281
	TOTAL CORPORATE BONDS
	(Cost $39,972,281)	$ 41,514,348

Face
Amount
USD ($)
INSURANCE-LINKED SECURITIES – 0.0%† of Net Assets#
Reinsurance Sidecars – 0.0%†
Multiperil – Worldwide – 0.0%†
50,000+(a)(g)	Lorenz Re 2018, 7/1/21	$ 255
25,723+(a)(g)	Lorenz Re 2019, 6/30/22	2,822
$ 3,077
	Total Reinsurance Sidecars	$ 3,077
TOTAL INSURANCE-LINKED SECURITIES
	(Cost $18,895)	$ 3,077

Principal
Amount
USD ($)
SENIOR SECURED FLOATING RATE LOAN INTERESTS – 2.3% of Net Assets*(h)
Aerospace & Defense – 0.4%
140,000	Grupo Aeromexico, SAB de CV, DIP Tranche 1 Term Loan, 9.0% (LIBOR + 800 bps), 12/31/21	$ 141,050
40,014	Grupo Aeromexico, SAB de CV, DIP Tranche 2 Term Loan, 15.5% (LIBOR + 1,450 bps), 12/31/21	41,064
	Total Aerospace & Defense	$ 182,114
Diversified & Conglomerate Service – 0.5%
95,760	First Brands Group LLC, 2021 First Lien Term Loan, 6.0% (LIBOR + 500 bps), 3/30/27	$ 97,017
152,609	Team Health Holdings, Inc., Initial Term Loan, 3.75% (LIBOR + 275 bps), 2/6/24	148,521
	Total Diversified & Conglomerate Service	$ 245,538
Entertainment & Leisure – 0.6%
276,500	Enterprise Development Authority, Term Loan B, 5.0% (LIBOR + 425 bps), 2/28/28	$ 277,882
	Total Entertainment & Leisure	$ 277,882
Healthcare, Education & Childcare – 0.0%†
24,938	Surgery Center Holdings, Inc. 2021 Term Loan, 4.5% (LIBOR + 375 bps), 8/31/26	$ 25,076
	Total Healthcare, Education & Childcare	$ 25,076
Securities & Trusts – 0.5%
214,862	Spectacle Gary Holdings LLC, Closing Date Term Loan, 11.0% (LIBOR + 900 bps), 12/23/25	$ 234,199
15,561	Spectacle Gary Holdings LLC, Delayed Draw Term Loan, 11.0% (LIBOR + 900 bps), 12/23/25	16,962
	Total Securities & Trusts	$ 251,161
Telecommunications – 0.2%
96,380	Commscope, Inc., Initial Term Loan, 3.354% (LIBOR + 325 bps), 4/6/26	$ 96,078
	Total Telecommunications	$ 96,078

The accompanying notes are an integral part of these financial statements.
17

Pioneer High Yield VCT Portfolio	Pioneer Variable Contracts Trust
Schedule of Investments 6/30/21 (unaudited) (continued)

Principal
Amount
USD ($)		Value
Utilities – 0.1%
59,400	PG & E Corp., Term Loan, 3.5% (LIBOR + 300 bps), 6/23/25	$ 58,695
	Total Utilities	$ 58,695
TOTAL SENIOR SECURED FLOATING RATE LOAN INTERESTS
	(Cost $1,083,433)	$ 1,136,544
U.S. GOVERNMENT AND AGENCY OBLIGATIONS – 2.1% of Net Assets
684,900(c)	U.S. Treasury Bills, 8/5/21	$ 684,871
315,100(c)	U.S. Treasury Bills, 8/17/21	315,081
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
	(Cost $999,956)	$ 999,952

Shares
RIGHTS/WARRANTS – 0.1% of Net Assets
Health Care Providers & Services – 0.0%†
80^(a)(i)	Option Care Health, Inc. 6/30/25	$ 167
80^(a)(i)	Option Care Health, Inc. 6/30/25	135
	Total Health Care Providers & Services	$ 302
Transportation – 0.1%
1,007^(a)(j)	Syncreon Group, 10/01/24	$ 25,447
	Total Transportation	$ 25,447
TOTAL RIGHTS/WARRANTS
	(Cost $0)	$ 25,749
TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS – 94.9%
	(Cost $44,249,935)	$ 45,923,094

Change
in Net
			Net	Unrealized
		Dividend	Realized	Appreciation
		Income	Gain (Loss)	(Depreciation)	Value
AFFILIATED ISSUER – 1.1%
CLOSED-END FUND – 1.1% of Net Assets
60,000(k)	Pioneer ILS Interval Fund	$ —	$ —	8,400	$ 517,800
TOTAL CLOSED-END FUND
	(Cost $636,000)				$ 517,800
TOTAL INVESTMENTS IN AFFILIATED ISSUER – 1.1%
	(Cost $636,000)				$ 517,800
	OTHER ASSETS AND LIABILITIES – 4.0%				$ 1,957,707
	NET ASSETS – 100.0%				$ 48,398,601

bps	Basis Points.
CMT	Constant Maturity Treasury.
LIBOR	London Interbank Offered Rate.
REIT	Real Estate Investment Trust.
(144A)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At June 30, 2021, the value of these securities amounted to $34,410,127, or
71.1% of net assets.
†	Amount rounds to less than 0.1%.
*	Senior secured floating rate loan interests in which the Portfolio invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR, (ii) the prime rate offered by one or more major United States banks, (iii) the rate of a certificate of deposit or (iv) other base lending rates used by commercial lenders. The interest rate shown is the rate accruing at June 30, 2021.
The accompanying notes are an integral part of these financial statements.
18

Pioneer High Yield VCT Portfolio	Pioneer Variable Contracts Trust

+	Security that used significant unobservable inputs to determine its value.
^	Security is valued using fair value methods (other than supplied by independent pricing services).
(a)	Non-income producing security.
(b)	Security is perpetual in nature and has no stated maturity date.
(c)	Security issued with a zero coupon. Income is recognized through accretion of discount.
(d)	Debt obligation initially issued at one coupon which converts to a higher coupon at a specific date. The rate shown is the rate at June 30, 2021.
(e)	Payment-in-kind (PIK) security which may pay interest in the form of additional principal amount.
(f)	The interest rate is subject to change periodically. The interest rate and/or reference index and spread shown at June 30, 2021.
(g)	Issued as preference shares.
(h)	Floating rate note. Coupon rate, reference index and spread shown at June 30, 2021.
(i)	Option Care Health, Inc. warrants are exercisable into 160 shares.
(j)	Syncreon Group warrants are exercisable into 1,007 shares.
(k)	Pioneer ILS Interval Fund is an affiliated closed-end fund managed by Amundi Asset Management US, Inc. (the “Adviser”).
#	Securities are restricted as to resale.

	Acquisition
Restricted Securities	date	Cost	Value
Lorenz Re 2018	6/26/2018	$10,733	$ 255
Lorenz Re 2019	7/10/2019	8,162	2,822
Total Restricted Securities			$3,077
% of Net assets			0.0%†

†	Amount rounds to less than 0.1%.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency		Currency			Settlement	Unrealized
Purchased	In Exchange for	Sold	Deliver	Counterparty	Date	Appreciation
USD	111,342	EUR	(91,000)	Goldman Sachs International	8/26/21	$ 3,416
USD	121,021	EUR	(100,000)	State Street Bank & Trust Co.	7/27/21	2,493
TOTAL FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS						$ 5,909

SWAP CONTRACTS
CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACT – BUY PROTECTION
Notional		Pay/	Annual	Expiration	Premiums	Unrealized	Market
Amount ($)(1)	Reference Obligation/Index	Receive(2)	Fixed Rate	Date	Paid	(Depreciation)	Value
1,640,000	Markit CDX North America High Yield Index
	Series 36	Receive	5.00%	6/20/26	$ 2,505	$(171,079)	$(168,574)
TOTAL CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACT – BUY PROTECTION					$ 2,505	$(171,079)	$(168,574)

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACT – SELL PROTECTION

Notional		Pay/	Annual	Expiration	Premiums	Unrealized	Market
Amount ($)(1)	Reference Obligation/Index	Receive(2)	Fixed Rate	Date	(Received)	Appreciation	Value
309,616	Markit CDX North America High Yield
	Index Series 31	Receive	5.00%	12/20/21	$(2,451)	$ 9,214	$ 6,763
TOTAL CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACT – SELL PROTECTION					$(2,451)	$ 9,214	$ 6,763
TOTAL SWAP CONTRACTS					$ 54	$(161,865)	$(161,811)

(1)	The notional amount is the maximum amount that a seller of credit protection would be obligated to pay upon occurrence of a credit event.
(2)	Receives Quarterly.
Principal amounts are denominated in U.S. dollars (“USD”) unless otherwise noted.
EUR — Euro
Purchases and sales of securities (excluding temporary cash investments) for the six months ended June 30, 2021, aggregated $22,001,290 and $17,030,166, respectively.
The accompanying notes are an integral part of these financial statements.
19

Pioneer High Yield VCT Portfolio	Pioneer Variable Contracts Trust
Schedule of Investments 6/30/21 (unaudited) (continued)

The Portfolio is permitted to engage in purchase and sale transactions (“cross trades”) with certain funds and accounts for which the Adviser serves as the Portfolio’s investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices. During the six months ended June 30, 2021, the Portfolio did not engage in any cross trade activity.
At June 30, 2021, the net unrealized appreciation on investments based on cost for federal tax purposes of $44,978,487 was as follows:
Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$ 2,119,986
Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(813,481)
Net unrealized appreciation	$ 1,306,505
Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels below.
Level 1 – unadjusted quoted prices in active markets for identical securities.
Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements — Note 1A.
Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining fair value of investments). See Notes to Financial Statements — Note 1A.
The following is a summary of the inputs used as of June 30, 2021, in valuing the Portfolio’s investments:

	Level 1	Level 2	Level 3	Total
Common Stocks
Energy Equipment & Services	$174,153	$58,039	$—	$232,192
Convertible Preferred Stock	144,990	—	—	144,990
Convertible Corporate Bonds	—	1,866,242	—	1,866,242
Corporate Bonds	—	41,514,348	—	41,514,348
Insurance-Linked Securities
Reinsurance Sidecars
Multiperil - Worldwide	—	—	3,077	3,077
Senior Secured Floating Rate Loan Interests	—	1,136,544	—	1,136,544
U.S. Government and Agency Obligations	—	999,952	—	999,952
Affiliated Closed-End Fund	—	517,800	—	517,800
Rights/Warrants	—	25,749	—	25,749
Total Investments in Securities	$319,143	$46,118,674	$3,077	$46,440,894

Other Financial Instruments
Net unrealized appreciation on forward foreign currency exchange contracts	$—	$5,909	$—	$5,909
Swap contracts, at value	—	(161,811)	—	(161,811)
Total Other Financial Instruments	$—	$(155,902)	$—	$(155,902)
The following is a reconciliation of assets valued using significant unobservable inputs (Level 3):

	Insurance-
	Linked	Rights/
	Securities	Warrants		Total
Balance as of 12/31/20	$2,290	$162	*	$2,452
Realized gain (loss)(1)	—	—		—
Change in unrealized appreciation (depreciation)(2)	1,757	—		1,757
Accrued discounts/premiums	—	—		—
Purchases	—	—		—
Sales	(970)	—		(970)
Transfers in to Level 3**	—	—		—
Transfer out of Level 3**	—	(162	)*	(162)
Balance as of 6/30/21	$3,077	$—		$3,077

(1)	Realized gain (loss) on these securities is included in the realized gain (loss) from investments on the Statement of Operations.
(2)	Unrealized appreciation (depreciation) on these securities is included in the change in unrealized appreciation (depreciation) from investments on the Statement of Operations.
*	Includes security that is valued at $0.
**
Transfers are calculated on the beginning of period value. For the six months ended June 31, 2021, securities with an aggregate market value of $162 transferred from Level 3 to Level 2 as there were observable inputs available to determine their value. There were no other transfers in or out of Level 3.

Net change in unrealized appreciation (depreciation) of Level 3 investments still held and considered Level 3 at June 30, 2021:	$1,757

The accompanying notes are an integral part of these financial statements.
20

Pioneer High Yield VCT Portfolio	Pioneer Variable Contracts Trust
Statement of Assets and Liabilities 6/30/21 (unaudited)

ASSETS:
Investments in unaffiliated issuers, at value (cost $44,249,935)	$45,923,094
Investments in affiliated issuers, at value (cost $636,000)	517,800
Cash	1,337,425
Foreign currencies, at value (cost $249,084)	241,787
Swaps collateral	109,744
Due from broker for swaps	162,837
Net unrealized appreciation on forward foreign currency exchange contracts	5,909
Receivables —
Investment securities sold	235,217
Portfolio shares sold	22,170
Interest	633,618
Due from the Adviser	9,522
Other assets	951
Total assets	$49,200,074

LIABILITIES:
Payables —
Investment securities purchased	$558,250
Portfolio shares repurchased	1,938
Trustees’ fees	385
Swaps collateral	20,277
Variation margin for centrally cleared swap contracts	291
Swap contracts, at value (net premiums paid $54)	161,811
Due to affiliates	11,767
Accrued expenses	46,754
Total liabilities	$801,473

NET ASSETS:
Paid-in capital	$48,104,806
Distributable earnings	293,795
Net assets	$48,398,601

NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
Class I (based on $35,556,674/3,764,815 shares)	$9.44
Class II (based on $12,841,927/1,379,223 shares)	$9.31

The accompanying notes are an integral part of these financial statements.
21

Pioneer High Yield VCT Portfolio	Pioneer Variable Contracts Trust
Statement of Operations (unaudited)

FOR THE SIX MONTHS ENDED 6/30/21

INVESTMENT INCOME:
Interest from unaffiliated issuers	$1,270,055
Dividends from unaffiliated issuers	3,563
Total investment income		$1,273,618
EXPENSES:
Management fees	$147,404
Administrative expense	33,481
Distribution fees
Class II	13,679
Custodian fees	9,357
Professional fees	30,755
Printing expense	19,792
Pricing fees	9,238
Trustees’ fees	4,163
Miscellaneous	1,900
Total expenses		$269,769
Less fees waived and expenses reimbursed by the Adviser		(51,993)
Net expenses		$217,776
Net investment income		$1,055,842
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments in unaffiliated issuers	$741,744
Forward foreign currency exchange contracts	(1,015)
Swap contracts	159,991
Other assets and liabilities denominated in foreign currencies	(397)	$900,323
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	$135,707
Investments in affiliated issuers	8,400
Forward foreign currency exchange contracts	9,384
Swap contracts	(206,518)
Unfunded loan commitments	(1,096)
Other assets and liabilities denominated in foreign currencies	(7,333)	$(61,456)
Net realized and unrealized gain (loss) on investments		$838,867
Net increase in net assets resulting from operations		$1,894,709
The accompanying notes are an integral part of these financial statements.
22

Pioneer High Yield VCT Portfolio	Pioneer Variable Contracts Trust
Statements of Changes in Net Assets

	Six Months
	Ended
	6/30/21	Year Ended
	(unaudited)	12/31/20
FROM OPERATIONS:
Net investment income (loss)	$1,055,842	$2,132,091
Net realized gain (loss) on investments	900,323	(2,075,577)
Change in net unrealized appreciation (depreciation) on investments	(61,456)	711,921
Net increase in net assets resulting from operations	$1,894,709	$768,435
DISTRIBUTIONS TO SHAREOWNERS:
Class I ($0.24 and $0.48 per share, respectively)	$(889,095)	$(1,780,149)
Class II ($0.23 and $0.45 per share, respectively)	(267,507)	(456,509)
Total distributions to shareowners	$(1,156,602)	$(2,236,658)
FROM PORTFOLIO SHARE TRANSACTIONS:
Net proceeds from sales of shares	$10,721,513	$16,972,174
Reinvestment of distributions	1,156,602	2,236,658
Cost of shares repurchased	(6,560,339)	(22,691,653)
Net increase (decrease) in net assets resulting from Portfolio share transactions	$5,317,776	$(3,482,821)
Net increase (decrease) in net assets	$6,055,883	$(4,951,044)
NET ASSETS:
Beginning of period	$42,342,718	$47,293,762
End of period	$48,398,601	$42,342,718

	Six Months	Six Months
	Ended	Ended
	6/30/21	6/30/21	Year Ended	Year Ended
	Shares	Amount	12/31/20	12/31/20
	(unaudited)	(unaudited)	Shares	Amount
Class I
Shares sold	272,405	$2,549,132	480,687	$4,158,198
Reinvestment of distributions	95,001	889,095	202,848	1,780,149
Less shares repurchased	(283,895)	(2,653,744)	(723,721)	(6,405,539)
Net increase (decrease)	83,511	$784,483	(40,186)	$(467,192)
Class II
Shares sold	887,405	$8,172,381	1,476,731	$12,813,976
Reinvestment of distributions	29,023	267,507	53,056	456,509
Less shares repurchased	(423,933)	(3,906,595)	(1,872,863)	(16,286,114)
Net increase (decrease)	492,495	$4,533,293	(343,076)	$(3,015,629)

The accompanying notes are an integral part of these financial statements.
23

Pioneer High Yield VCT Portfolio	Pioneer Variable Contracts Trust
Financial Highlights

	Six Months
	Ended
	6/30/21		Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	(unaudited)		12/31/20	12/31/19	12/31/18	12/31/17	12/31/16*
Class I
Net asset value, beginning of period	$9.29		$9.58	$8.79	$9.53	$9.31	$8.55
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$0.22		$0.46	$0.47	$0.44	$0.43	$0.46
Net realized and unrealized gain (loss)
on investments	0.17		(0.27)	0.78	(0.74)	0.22	0.74
Net increase (decrease) from investment operations	$0.39		$0.19	$1.25	$(0.30)	$0.65	$1.20
Distributions to shareowners:
Net investment income	$(0.24)		$(0.48)	$(0.46)	$(0.44)	$(0.43)	$(0.44)
Total distributions	$(0.24)		$(0.48)	$(0.46)	$(0.44)	$(0.43)	$(0.44)
Net increase (decrease) in net asset value	$0.15		$(0.29)	$0.79	$(0.74)	$0.22	$0.76
Net asset value, end of period	$9.44		$9.29	$9.58	$8.79	$9.53	$9.31
Total return (b)	4.25	%(c)	2.37%	14.44%	(3.30)%	7.14%	14.35%
Ratio of net expenses to average net assets	0.90	%(d)	1.02%	1.03%	1.03%	0.91%	0.92%
Ratio of net investment income (loss) to
average net assets	4.74	%(d)	5.15%	5.03%	4.76%	4.57%	5.24%
Portfolio turnover rate	40	%(c)	90%	66%	45%	44%	57%
Net assets, end of period (in thousands)	$35,557		$34,218	$35,652	$33,476	$42,728	$48,953
Ratios with no waiver of fees and assumption of
expenses by the Adviser and no reduction for
fees paid indirectly:
Total expenses to average net assets	1.13	%(d)	1.10%	1.07%	1.07%	0.91%	0.92%
Net investment income (loss) to average net assets	4.51	%(d)	5.07%	4.99%	4.72%	4.57%	5.24%

*	The Portfolio was audited by an independent registered public accounting firm other than Ernst & Young LLP.
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

(c)	Not annualized.
(d)	Annualized.
NOTE: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.
The accompanying notes are an integral part of these financial statements.
24

Pioneer High Yield VCT Portfolio	Pioneer Variable Contracts Trust

	Six Months
	Ended
	6/30/21		Year Ended	Year Ended	Year Ended	Year Ended		Year Ended
	(unaudited)		12/31/20	12/31/19	12/31/18	12/31/17		12/31/16*
Class II
Net asset value, beginning of period	$9.16		$9.47	$8.68	$9.45	$9.23		$8.49
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$0.20		$0.42	$0.44	$0.41	$0.41		$0.43
Net realized and unrealized gain (loss)
on investments	0.18		(0.28)	0.78	(0.77)	0.22		0.72
Net increase (decrease) from investment operations	$0.38		$0.14	$1.22	$(0.36)	$0.63		$1.15
Distributions to shareowners:
Net investment income	$(0.23)		$(0.45)	$(0.43)	$(0.41)	$(0.41)		$(0.41)
Total distributions	$(0.23)		$(0.45)	$(0.43)	$(0.41)	$(0.41)		$(0.41)
Net increase (decrease) in net asset value	$0.15		$(0.31)	$0.79	$(0.77)	$0.22		$0.74
Net asset value, end of period	$9.31		$9.16	$9.47	$8.68	$9.45		$9.23
Total return (b)	4.14	%(c)	1.87%	14.28%	(3.94)%	6.89	%(d)	13.89%
Ratio of net expenses to average net assets	1.15	%(e)	1.26%	1.28%	1.28%	1.16%		1.16%
Ratio of net investment income (loss) to average
net assets	4.40	%(e)	4.81%	4.79%	4.50%	4.31%		4.91%
Portfolio turnover rate	40	%(c)	90%	66%	45%	44%		57%
Net assets, end of period (in thousands)	$12,842		$8,125	$11,642	$8,085	$11,594		$11,529
Ratios with no waiver of fees and assumption of
expenses by the Adviser and no reduction for
fees paid indirectly:
Total expenses to average net assets	1.38	%(e)	1.33%	1.32%	1.32%	1.16%		1.16%
Net investment income (loss) to average net assets	4.17	%(e)	4.74%	4.74%	4.45%	4.31%		4.91%

*	The Portfolio was audited by an independent registered public accounting firm other than Ernst & Young LLP.
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

(c)	Not annualized.
(d)	If the Portfolio had not recognized gains in settlement of class action lawsuits during the year ended December 31, 2017, the total return would have been 6.83%.
(e)	Annualized.
NOTE: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.
The accompanying notes are an integral part of these financial statements.
25

Pioneer High Yield VCT Portfolio	Pioneer Variable Contracts Trust
Notes to Financial Statements 6/30/21 (unaudited)

1. Organization and Significant Accounting Policies
Pioneer High Yield VCT Portfolio (the “Portfolio”) is one of 8 portfolios comprising Pioneer Variable Contracts Trust (the “Trust”), a Delaware statutory trust. The Portfolio is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Portfolio is to maximize total return through a combination of income and capital appreciation.
The Portfolio offers two classes of shares designated as Class I and Class II shares. Each class of shares represents an interest in the same portfolio of investments of the Portfolio and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses, such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Trust gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareowner approval. Under per-share voting, each share of a class of the Portfolio is entitled to one vote. Under dollar-weighted voting, a shareowner’s voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class I shares.
Portfolio shares may be purchased only by insurance companies for the purpose of funding variable annuity and variable life insurance contracts or by qualified pension and retirement plans.
Amundi Asset Management US, Inc., an indirect, wholly owned subsidiary of Amundi and Amundi’s wholly owned subsidiary, Amundi USA, Inc., serves as the Portfolio’s investment adviser (the “Adviser”). Prior to January 1, 2021, the Adviser was named Amundi Pioneer Asset Management, Inc. Amundi Distributor US, Inc., an affiliate of Amundi Asset Management US, Inc., serves as the Portfolio’s distributor (the “Distributor”).
In August 2018, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update 2018-13 “Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement” (“ASU 2018-13”) which modifies disclosure requirements for fair value measurements, principally for Level 3 securities and transfers between levels of the fair value hierarchy. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years. The Portfolio has adopted ASU 2018-13 for the six months ended June 30, 2021. The impact to the Portfolio’s adoption was limited to changes in the Portfolio’s disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy and disclosure of the range and weighted average used to develop significant unobservable inputs for Level 3 fair value investments, when applicable.
In March 2020, FASB issued an Accounting Standard Update, ASU 2020-04, Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (“LIBOR”) and other LIBOR-based reference rates at the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2022. Management is evaluating the impact of ASU 2020-04 on the Portfolio’s investments, derivatives, debt and other contracts, if applicable, that will undergo reference rate-related modifications as a result of the reference rate reform.
The Portfolio is an investment company and follows investment company accounting and reporting guidance under U.S. Generally Accepted Accounting Principles (“U.S. GAAP”). U.S. GAAP requires the management of the Portfolio to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements:
A.   Security Valuation
The net asset value of the Portfolio is computed once daily, on each day the New York Stock Exchange (“NYSE”) is open, as of the close of regular trading on the NYSE.
Fixed-income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or
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instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed-income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service. When independent third party pricing services are unable to supply prices, or when prices or market quotations are considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers.
Loan interests are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent third party pricing service. If price information is not available from Loan Pricing Corporation, or if the price information is deemed to be unreliable, price information will be obtained from an alternative loan interest pricing service. If no reliable price quotes are available from either the primary or alternative pricing service, broker quotes will be solicited.
Event-linked bonds are valued at the bid price obtained from an independent third party pricing service. Other insurance-linked securities (including reinsurance sidecars, collateralized reinsurance and industry loss warranties) may be valued at the bid price obtained from an independent pricing service, or through a third party using a pricing matrix, insurance industry valuation models, or other fair value methods or techniques to provide an estimated value of the instrument.
Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.
The value of foreign securities is translated into U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing source. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Portfolio’s shares are determined as of such times. The Portfolio may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.
Forward foreign currency exchange contracts are valued daily using the foreign exchange rate or, for longer term forward contract positions, the spot currency rate and the forward points on a daily basis, in each case provided by a third party pricing service. Contracts whose forward settlement date falls between two quoted days are valued by interpolation.
Swap contracts, including interest rate swaps, caps and floors (other than centrally cleared swap contracts), are valued at the dealer quotations obtained from reputable International Swap Dealers Association members. Centrally cleared swaps are valued at the daily settlement price provided by the central clearing counterparty.
Shares of open-end registered investment companies (including money market mutual funds) are valued at such funds’ net asset value. Shares of exchange-listed closed-end funds are valued by using the last sale price on the principal exchange where they are traded. Shares of closed-end interval funds that offer their shares at net asset value are valued at such funds’ net asset value.
Securities or loan interests for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser pursuant to procedures adopted by the Portfolio’s Board of Trustees. The Adviser’s fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. The Adviser’s fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.
Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Portfolio may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Portfolio’s net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Portfolio’s securities may differ significantly from exchange prices, and such differences could be material.
At June 30, 2021, four securities were valued using fair value methods (in addition to securities valued using prices supplied by independent pricing services, broker-dealers or using a third party insurance pricing model) representing 0.2% of net assets. The value of these fair valued securities was $83,788.
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Notes to Financial Statements 6/30/21 (unaudited) (continued)

B.    Investment Income and Transactions
Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence.
Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.
Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.
Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on purchase prices of debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income.
Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.
C.    Foreign Currency Translation
The books and records of the Portfolio are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.
Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency exchange contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statement of Operations from the effects of changes in the market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.
D.    Federal Income Taxes
It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of December 31, 2020, the Portfolio did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.
The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.
The tax character of current year distributions payable will be determined at the end of the current taxable year. The tax character of distributions paid during the year ended December 31, 2020 was as follows:
2020
Distributions paid from:
Ordinary income	$2,236,658
Total	$2,236,658

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The following shows the components of distributable earnings (losses) on a federal income tax basis at December 31, 2020:
2020
Distributable earnings/(losses):
Undistributed ordinary income	$ 429,171
Capital loss carryforward	(2,285,325)
Net unrealized appreciation	1,411,842
Total	$ (444,312)
The difference between book basis and tax basis unrealized appreciation is attributable to the tax deferral of losses on wash sales, the mark to market of swaps, forward currency, and adjustments relating to credit default swaps and catastrophe bonds.
E.    Portfolio Shares and Class Allocations
The Portfolio records sales and repurchases of its shares as of trade date. Distribution fees for Class II shares are calculated based on the average daily net asset value attributable to Class II shares of the Portfolio (see Note 5). Class I shares do not pay distribution fees.
Income, common expenses (excluding transfer agent and distribution fees) and realized and unrealized gains and losses are calculated at the Portfolio level and allocated daily to each class of shares based on its respective percentage of the adjusted net assets at the beginning of the day.
All expenses and fees paid to the Portfolio’s transfer agent for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 4).
The Portfolio declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions paid by the Portfolio with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class I and Class II shares can reflect different transfer agent and distribution expense rates. Dividends and distributions to shareowners are recorded on the ex-dividend date.
F.     Risks
The value of securities held by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, recessions, the spread of infectious illness or other public health issues, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread. A general rise in interest rates could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from the Portfolio.
At times, the Portfolio’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Portfolio more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Portfolio’s investments in foreign markets and countries with limited developing markets may subject the Portfolio to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions and the imposition of adverse governmental laws or currency exchange restrictions.
The Portfolio invests in below-investment-grade (high-yield) debt securities and preferred stocks. Some of these high-yield securities may be convertible into equity securities of the issuer. Debt securities rated below-investment-grade are commonly referred to as “junk bonds” and are considered speculative. These securities involve greater risk of loss, are subject to greater price volatility, and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities.
The Portfolio may invest in REIT securities, the value of which can fall for a variety of reasons, such as declines in rental income, fluctuating interest rates, poor property management, environmental liabilities, uninsured damage, increased competition, or changes in real estate tax laws.
The Portfolio’s investments, payment obligations and financing terms may be based on floating rates, such as LIBOR (London Interbank Offered Rate). Plans are underway to phase out the use of LIBOR. The UK Financial Conduct Authority (“FCA”) and LIBOR’s administrator, ICE Benchmark Administration (“IBA”), have announced that most LIBOR rates will no longer be published after the end of 2021 and a majority of U.S. dollar LIBOR rates will no longer be published after June 30, 2023. It is possible that the FCA may compel the IBA to publish a subset of LIBOR settings after these dates on a
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Notes to Financial Statements 6/30/21 (unaudited) (continued)

“synthetic” basis, but any such publications would be considered non-representative of the underlying markets. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. Based on the recommendations of the New York Federal Reserve’s Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), the U.S. Federal Reserve began publishing a Secured Overnight Funding Rate (“SOFR”) that is intended to replace U.S. Dollar LIBOR. Proposals for alternative reference rates for other currencies have also been announced or have already begun publication, such as SONIA in the United Kingdom. Markets are slowly developing in response to these new rates, and transition planning is at a relatively early stage. Neither the effect of the transition process nor its ultimate success is known. The transition process may lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. The effect of any changes to — or discontinuation of —LIBOR on the portfolio will vary depending on, among other things, provisions in individual contracts and whether, how, and when industry participants develop and adopt new reference rates and alternative reference rates for both legacy and new products and instruments. Because the usefulness of LIBOR as a benchmark may deteriorate during the transition period, these effects could materialize prior to the end of 2021.
With the increased use of technologies such as the Internet to conduct business, the Portfolio is susceptible to operational, information security and related risks. While the Portfolio’s Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified. Furthermore, the Portfolio cannot control the cybersecurity plans and systems put in place by service providers to the Portfolio such as Brown Brothers Harriman & Co., the Portfolio’s custodian and accounting agent, and DST Asset Manager Solutions, Inc., the Portfolio’s transfer agent. In addition, many beneficial owners of Portfolio shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Portfolio nor the Adviser exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at the Adviser or the Portfolio’s service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Portfolio’s ability to calculate its net asset value, impediments to trading, the inability of Portfolio shareowners to effect share purchases, redemptions or exchanges or receive distributions, loss of or unauthorized access to private shareowner information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.
COVID-19
The respiratory illness COVID-19 caused by a novel coronavirus has resulted in a global pandemic and major disruption to economies and markets around the world, including the United States. Global financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some interest rates are very low and in some cases yields are negative. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of the Portfolio’s investments. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. Governments and central banks, including the Federal Reserve in the U.S., have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The impact of these measures, and whether they will be effective to mitigate the economic and market disruption, will not be known for some time. The consequences of high public debt, including its future impact on the economy and securities markets, likewise may not be known for some time.
The Portfolio’s prospectus contains unaudited information regarding the Portfolio’s principal risks. Please refer to that document when considering the Portfolio’s principal risks.
G.    Restricted Securities
Restricted Securities are subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933.
Disposal of restricted investments may involve negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Portfolio at June 30, 2021 are listed in the Schedule of Investments.
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H.    Insurance-Linked Securities (“ILS”)
The Portfolio invests in ILS. The Portfolio could lose a portion or all of the principal it has invested in an ILS, and the right to additional interest or dividend payments with respect to the security, upon the occurrence of one or more trigger events, as defined within the terms of an insurance-linked security. Trigger events, generally, are hurricanes, earthquakes, or other natural events of a specific size or magnitude that occur in a designated geographic region during a specified time period, and/or that involve losses or other metrics that exceed a specific amount. There is no way to accurately predict whether a trigger event will occur, and accordingly, ILS carry significant risk. The Portfolio is entitled to receive principal, and interest and/or dividend payments so long as no trigger event occurs of the description and magnitude specified by the instrument. In addition to the specified trigger events, ILS may expose the Portfolio to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.
The Portfolio’s investments in ILS may include event-linked bonds. ILS also may include special purpose vehicles (“SPVs”) or similar instruments structured to comprise a portion of a reinsurer’s catastrophe-oriented business, known as quota share instruments (sometimes referred to as reinsurance sidecars), or to provide reinsurance relating to specific risks to insurance or reinsurance companies through a collateralized instrument, known as collateralized reinsurance. Structured reinsurance investments also may include industry loss warranties (“ILWs”). A traditional ILW takes the form of a bilateral reinsurance contract, but there are also products that take the form of derivatives, collateralized structures, or exchange-traded instruments.
Where the ILS are based on the performance of underlying reinsurance contracts, the Portfolio has limited transparency into the individual underlying contracts, and therefore must rely upon the risk assessment and sound underwriting practices of the issuer. Accordingly, it may be more difficult for the Adviser to fully evaluate the underlying risk profile of the Portfolio’s structured reinsurance investments, and therefore the Portfolio’s assets are placed at greater risk of loss than if the Adviser had more complete information. Structured reinsurance instruments generally will be considered illiquid securities by the Portfolio. These securities may be difficult to purchase, sell or unwind. Illiquid securities also may be difficult to value. If the Portfolio is forced to sell an illiquid asset, the Portfolio may be forced to sell at a loss.
Additionally, the Portfolio may gain exposure to ILS by investing in a closed-end interval fund, Pioneer ILS Interval Fund, an affiliate of the Adviser. The Portfolio’s investment in Pioneer ILS Interval Fund at June 30, 2021, is listed in the Schedule of Investments.
I.     Forward Foreign Currency Exchange Contracts
The Portfolio may enter into forward foreign currency exchange contracts (“contracts”) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked-to-market daily at the applicable exchange rates, and any resulting unrealized appreciation or depreciation is recorded in the Portfolio’s financial statements. The Portfolio records realized gains and losses at the time a contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 7).
During the six months ended June 30, 2021, the Portfolio had entered into various forward foreign currency exchange contracts that obligated the Portfolio to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the settlement date of a forward foreign currency exchange contract, the Portfolio may close out such contract by entering into an offsetting contract.
The average market value of forward foreign currency exchange contracts open during the six months ended June 30, 2021, was $(268,401). Open forward foreign currency exchange contracts outstanding at June 30, 2021, are listed in the Schedule of Investments.
J.    Credit Default Swap Contracts
A credit default swap is a contract between a buyer of protection and a seller of protection against a pre defined credit event or an underlying reference obligation, which may be a single security or a basket or index of securities. The Portfolio may buy or sell credit default swap contracts to seek to increase the Portfolio’s income, or to attempt to hedge the risk of default on portfolio securities. A credit default swap index is used to hedge risk or take a position on a basket of credit entities or indices.
As a seller of protection, the Portfolio would be required to pay the notional (or other agreed-upon) value of the referenced debt obligation to the counterparty in the event of a default by a U.S. or foreign corporate issuer of a debt obligation, which would likely result in a loss to the Portfolio. In return, the Portfolio would receive from the counterparty a periodic stream of payments during the term of the contract, provided that no event of default occurred. The maximum exposure of loss to the
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Notes to Financial Statements 6/30/21 (unaudited) (continued)

seller would be the notional value of the credit default swaps outstanding. If no default occurs, the Portfolio would keep the stream of payments and would have no payment obligation. The Portfolio may also buy credit default swap contracts in order to hedge against the risk of default of debt securities, in which case the Portfolio would function as the counterparty referenced above.
As a buyer of protection, the Portfolio makes an upfront or periodic payment to the protection seller in exchange for the right to receive a contingent payment. An upfront payment made by the Portfolio, as the protection buyer, is recorded within the “Swap contracts, at value” line item on the Statement of Assets and Liabilities. Periodic payments received or paid by the Portfolio are recorded as realized gains or losses on the Statement of Operations.
Credit default swap contracts are marked-to-market daily using valuations supplied by independent sources, and the change in value, if any, is recorded within the “Swap contracts, at value” line item on the Statement of Assets and Liabilities. Payments received or made as a result of a credit event or upon termination of the contract are recognized, net of the appropriate amount of the upfront payment, as realized gains or losses on the Statement of Operations.
Credit default swap contracts involving the sale of protection may involve greater risks than if the Portfolio had invested in the referenced debt instrument directly. Credit default swap contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Portfolio is a protection buyer and no credit event occurs, it will lose its investment. If the Portfolio is a protection seller and a credit event occurs, the value of the referenced debt instrument received by the Portfolio, together with the periodic payments received, may be less than the amount the Portfolio pays to the protection buyer, resulting in a loss to the Portfolio. In addition, obligations under sell protection credit default swaps may be partially offset by net amounts received from settlement of buy protection credit default swaps entered into by the Portfolio for the same reference obligation with the same counterparty.
Certain swap contracts that are cleared through a central clearinghouse are referred to as centrally cleared swaps. All payments made or received by the Portfolio are pursuant to a centrally cleared swap contract with the central clearing party rather than the original counterparty. Upon entering into a centrally cleared swap contract, the Portfolio is required to make an initial margin deposit, either in cash or in securities. The daily change in value on open centrally cleared contracts is recorded as “Variation margin for centrally cleared swap contracts” on the Statement of Assets and Liabilities. Cash received from or paid to the broker related to previous margin movement is held in a segregated account at the broker and is recorded as either “Due from broker for swaps” or “Due to broker for swaps” on the Statement of Assets and Liabilities. The amount of cash deposited with a broker as collateral at June 30, 2021, is recorded as “Swaps collateral” on the Statement of Assets and Liabilities.
The average market value of credit default swap contracts open during the six months ended June 30, 2021, was $(82,434). Open credit default swap contracts at June 30, 2021, are listed in the Schedule of Investments.
2. Management Agreement
The Adviser manages the Portfolio. Management fees are calculated daily and paid monthly at the annual rate of 0.65% of the Portfolio’s average daily net assets up to $1 billion and 0.60% of the Portfolio’s average daily net assets over $1 billion. For the six months ended June 30, 2021, the effective management fee (excluding waivers and/or assumption of expenses and acquired fund fees and expenses) was equivalent to 0.63% (annualized) of the Portfolio’s average daily net assets.
The Adviser has agreed to waive its management fee with respect to any portion of the Portfolio’s assets invested in Pioneer ILS Interval Fund, an affiliated fund managed by the Adviser. For the six months ended June 30, 2021, the Adviser waived $4,421 in management fees with respect to the Portfolio, which is reflected on the Statement of Operations as an expense waiver.
Effective October 1, 2020, the Adviser has contractually agreed to limit ordinary operating expenses (ordinary operating expenses means all Portfolio expenses other than extraordinary expenses, such as litigation, taxes, brokerage commissions and acquired fund fees and expenses) of the Portfolio to the extent required to reduce Portfolio expenses to 0.90% and 1.15% of the average daily net assets attributable to Class I shares and Class II shares respectively. Fees waived and expenses reimbursed during the six months ended June 30, 2021, are reflected on the Statement of Operations. This expense limitation are in effect through May 1, 2022. There can be no assurance that the Adviser will extend the expense limitation agreement for a class of shares beyond the date referred to above.
In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio as administrative reimbursements. Included in “Due to affiliates” reflected on the Statement of Assets and Liabilities is $11,329 in management fees, administrative costs and certain other reimbursements payable to the Adviser at June 30, 2021.
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3. Compensation of Trustees and Officers
The Portfolio pays an annual fee to its Trustees. The Adviser reimburses the Portfolio for fees paid to the Interested Trustees. The Portfolio does not pay any salary or other compensation to its officers. For the six months ended June 30, 2021, the Portfolio paid $4,163 in Trustees’ compensation, which is reflected on the Statement of Operations as Trustees’ fees. At June 30, 2021, the Portfolio had a payable for Trustees’ fees on its Statement of Assets and Liabilities of $385.
4. Transfer Agent
DST Asset Manager Solutions, Inc. serves as the transfer agent to the Portfolio at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Portfolio’s omnibus relationship contracts.
5. Distribution Plan
The Portfolio has adopted a distribution plan (the “Plan”) pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class II shares. Pursuant to the Plan, the Portfolio pays the Distributor 0.25% of the average daily net assets attributable to Class II shares to compensate the Distributor for (1) distribution services and (2) personal and account maintenance services performed and expenses incurred by the Distributor in connection with the Portfolio’s Class II shares. Included in “Due to affiliates” reflected on the Statement of Assets and Liabilities is $438 in distribution fees payable to the Distributor at June 30, 2021.
6. Master Netting Agreements
The Portfolio has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with substantially all of its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Portfolio and a counterparty that governs the trading of certain Over the Counter (“OTC”) derivatives and typically contains, among other things, close-out and set-off provisions which apply upon the occurrence of an event of default and/or a termination event as defined under the relevant ISDA Master Agreement. The ISDA Master Agreement may also give a party the right to terminate all transactions traded under such agreement if, among other things, there is deterioration in the credit quality of the other party.
Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions under such agreement and to net amounts owed under each transaction to determine one net amount payable by one party to the other. The right to close out and net payments across all transactions under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to its counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, the Portfolio’s right to set-off may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which each specific ISDA Master Agreement of each counterparty is subject.
The collateral requirements for derivatives transactions under an ISDA Master Agreement are governed by a credit support annex to the ISDA Master Agreement. Collateral requirements are generally determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to threshold (a “minimum transfer amount”) before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Portfolio and/or counterparty is held in segregated accounts by the Portfolio’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. Cash that has been segregated to cover the Portfolio’s collateral obligations, if any, will be reported separately on the Statement of Assets and Liabilities as “Swaps collateral”. Securities pledged by the Portfolio as collateral, if any, are identified as such in the Schedule of Investments.
Financial instruments subject to an enforceable master netting agreement, such as an ISDA Master Agreement, have been offset on the Statement of Assets and Liabilities. The following charts show gross assets and liabilities of the Portfolio as of June 30, 2021.
	Derivative
	Assets
	Subject to	Derivatives	Non-Cash		Net Amount of
	Master Netting	Available	Collateral	Cash Collateral	Derivative
Counterparty	Agreement	for Offset	Received (a)	Received (a)	Assets (b)
Goldman Sachs International	$3,416	$ —	$ —	$ —	$3,416
State Street Bank &
Trust Co.	2,493	—	—	—	2,493
Total	$5,909	$ —	$ —	$ —	$5,909

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Notes to Financial Statements 6/30/21 (unaudited) (continued)

Derivative
Liabilities
	Subject to	Derivatives	Non-Cash		Net Amount of
	Master Netting	Available	Collateral	Cash Collateral	Derivative
Counterparty	Agreement	for Offset	Pledged (a)	Pledged (a)	Liabilities (c)
Goldman Sachs International	$ —	$ —	$ —	$ —	$ —
State Street Bank &
Trust Co.
Total	$ —	$ —	$ —	$ —	$ —

(a)	The amount presented here may be less than the total amount of collateral received/pledged as the net amount of derivative assets and liabilities cannot be less than $0.
(b)	Represents the net amount due from the counterparty in the event of default.
(c)	Represents the net amount payable to the counterparty in the event of default.
7. Additional Disclosures about Derivative Instruments and Hedging Activities
The Portfolio’s use of derivatives may enhance or mitigate the Portfolio’s exposure to the following risks:
Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.
Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Portfolio.
Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.
Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange rate risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.
Commodity risk relates to the risk that the value of a commodity or commodity index will fluctuate based on increases or decreases in the commodities market and factors specific to a particular industry or commodity.
The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at June 30, 2021, was as follows:
Statement of Assets	Interest	Credit	Foreign	Equity	Commodity
and Liabilities	Rate Risk	Risk	Exchange Rate Risk	Risk	Risk
Assets
Net unrealized appreciation
on forward foreign
currency exchange
contracts	$ —	$ —	$5,909	$ —	$ —
Total Value	$ —	$ —	$5,909	$ —	$ —
Liabilities
Swap contracts, at value	$ —	$161,811	$ —	$ —	$ —
Total Value	$ —	$161,811	$ —	$ —	$ —

34

Pioneer High Yield VCT Portfolio	Pioneer Variable Contracts Trust

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure at June 30, 2021, was as follows:
Statement of	Interest	Credit	Foreign	Equity	Commodity
Operations	Rate Risk	Risk	Exchange Rate Risk	Risk	Risk
Net realized
gain (loss) on:
Forward foreign
currency exchange
contracts	$ —	$ —	$(1,015)	$ —	$ —
Swap contracts	—	159,991	—	—	—
Total Value	$ —	$ 159,991	$(1,015)	$ —	$ —
Change in net
unrealized appreciation
(depreciation) on:
Forward foreign
currency exchange
contracts	$ —	$ —	$9,384	$ —	$—
Swap contracts	—	(206,518)	—	—	—
Total Value	$ —	$ (206,518)	$9,384	$ —	$ —
8. Unfunded Loan Commitments
The Portfolio may enter into unfunded loan commitments. Unfunded loan commitments may be partially or wholly unfunded. During the contractual period, the Portfolio is obliged to provide funding to the borrower upon demand. A fee is earned by the Portfolio on the unfunded loan commitment and is recorded as interest income on the Statement of Operations. Unfunded loan commitments are fair valued in accordance with the valuation policy described in Footnote 1A and unrealized appreciation or depreciation, if any, is recorded on the Statement of Assets and Liabilities.
As of June 30, 2021, the Portfolio had no unfunded loan commitments outstanding.
9. Affiliated Issuer
An affiliated issuer is a company in which the Portfolio has a direct or indirect ownership of, control of, or voting power of 5 percent or more of the outstanding voting shares or any company which is under common ownership or control. At June 30, 2021, the value of the Portfolio’s investment in affiliated issuers was $517,800, which represents 1.1% of the Portfolio’s net assets. Transactions in affiliated issuers by the Portfolio for the six months ended were as follows:
			Change in	Net Realized
			Net Unrealized	Gain/(Loss)
			Appreciation/	From	Dividends	Shares
	Value at		(Depreciation)	Investments	from	held at	Value at
Name of the	December 31,	Purchase	from Investments	in Affiliated	Investments in	June 30,	June 30,
Affiliated Issuer	2020	Costs	Affiliated Issuers	Issuers	Affiliated Issuers	2021	2021
Pioneer ILS
Interval Fund	$509,400	$ —	$8,400	$ —	$ —	60,000	$517,800
Annual and semi-annual reports for the underlying Pioneer funds are available on the Funds’ web page(s) at www.amundi.com/us.
35

Pioneer High Yield VCT Portfolio	Pioneer Variable Contracts Trust
Statement Regarding Liquidity Risk Management Program 6/30/21

As required by law, the Portfolio has adopted and implemented a liquidity risk management program (the “Program”) that is designed to assess and manage liquidity risk. Liquidity risk is the risk that the Portfolio could not meet requests to redeem its shares without significant dilution of remaining investors’ interests in the Portfolio. The Portfolio’s Board of Trustees designated a liquidity risk management committee (the “Committee”) consisting of employees of Amundi Asset Management US, Inc., to administer the Program.
The Committee provided the Board of Trustees with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation (the “Report”). The Report covered the period from January 1, 2020 through December 31, 2020 (the “Reporting Period”).
The Report confirmed that, throughout the Reporting Period, the Committee had monitored the Portfolio’s portfolio liquidity and liquidity risk on an ongoing basis, as described in the Program and in Board reporting throughout the Reporting Period.
The Report discussed the Committee’s annual review of the Program, which addressed, among other things, the following elements of the Program: The Committee reviewed the Portfolio’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions. The Committee noted that the Portfolio’s investment strategy continues to be appropriate for an open-end fund, taking into account, among other things, whether and to what extent the Portfolio held less liquid and illiquid assets and the extent to which any such investments affected the Portfolio’s ability to meet redemption requests. In managing and reviewing the Portfolio’s liquidity risk, the Committee also considered the extent to which the Portfolio’s investment strategy involves a relatively concentrated portfolio or large positions in particular issuers, the extent to which the Portfolio uses borrowing for investment purposes, and the extent to which the Portfolio uses derivatives (including for hedging purposes). The Committee also reviewed the Portfolio’s short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. In assessing the Portfolio’s cash flow projections, the Committee considered, among other factors, historical net redemption activity, redemption policies, ownership concentration, distribution channels, and the degree of certainty associated with the Portfolio’s short-term and long-term cash flow projections. The Committee also considered the Portfolio’s holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources, including, if applicable, the Portfolio’s participation in a credit facility, as components of the Portfolio’s ability to meet redemption requests. The Portfolio has adopted an in-kind redemption policy which may be utilized to meet larger redemption requests.
The Committee reviewed the Program’s liquidity classification methodology for categorizing the Portfolio’s investments into one of four liquidity buckets. In reviewing the Portfolio’s investments, the Committee considered, among other factors, whether trading varying portions of a position in a particular portfolio investment or asset class in sizes the Portfolio would reasonably anticipate trading, would be reasonably expected to significantly affect liquidity.
The Committee performed an analysis to determine whether the Portfolio is required to maintain a Highly Liquid Investment Minimum, and determined that no such minimum is required because the Portfolio primarily holds highly liquid investments.
The Report stated that the Committee concluded the Program operates adequately and effectively, in all material respects, to assess and manage the Portfolio’s liquidity risk throughout the Reporting Period.
36

Pioneer Variable Contracts Trust

Officers
Lisa M. Jones, President and Chief Executive Officer
Anthony J. Koenig, Jr., Treasurer and Chief Financial and
  Accounting Officer
Christopher J. Kelley, Secretary and Chief Legal Officer

Investment Adviser and Administrator
Amundi Asset Management US, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Principal Underwriter
Amundi Distributor US, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Transfer Agent
DST Asset Manager Solutions, Inc.
Trustees Thomas J. Perna, Chairman John E. Baumgardner, Jr. Diane Durnin Benjamin M. Friedman Lisa M. Jones Craig C. MacKay Lorraine H. Monchak Marguerite A. Piret Fred J. Ricciardi Kenneth J. Taube
37

Proxy Voting Policies and Procedures of the Portfolio are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Portfolio voted proxies relating to Portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundi.com/us. This information is also available on the Securities and Exchange Commission’s web site at www.sec.gov.

19622-15-0821

Pioneer Variable Contracts Trust
Pioneer Mid Cap Value

VCT Portfolio

Class I and II Shares

Semiannual Report | June 30, 2021

Paper copies of the Portfolio’s shareholder reports may no longer be sent by mail, unless you specifically request paper copies of the reports from the insurance company that offers your variable annuity or variable life insurance contract, or from your financial intermediary. Instead, the insurance company may choose to make the reports available on a website, and will notify you by mail each time a shareholder report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.
You may elect to receive all future Portfolio shareholder reports in paper form, free of charge, from the insurance company. You can inform the insurance company or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by following the instructions provided by the insurance company, or by contacting your financial intermediary. Your election to receive reports in paper form will apply to all portfolios available under your contract with the insurance company.
Please refer to your contract prospectus to determine the applicable share class offered under your contract.

Pioneer Variable Contracts Trust

This report is authorized for distribution only when preceded or accompanied by a prospectus for the Portfolio being offered.
Pioneer Variable Contracts Trust files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s web site at https://www.sec.gov.

Pioneer Mid Cap Value VCT Portfolio	Pioneer Variable Contracts Trust

Portfolio Update 6/30/21

5 Largest Holdings
(As a percentage of total investments)*
1.	Marathon Petroleum Corp.	2.43%
2.	Schlumberger, Ltd.	2.33
3.	Zimmer Biomet Holdings, Inc.	2.23
4.	M&T Bank Corp.	2.21
5.	McKesson Corp.	2.18

*
Excludes temporary cash investments and all derivative contracts except for options purchased. The Portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities.

Performance Update 6/30/21
Prices and Distributions

Net Asset Value per Share	6/30/21	12/31/20
Class I	$21.18	$17.97
Class II	$20.93	$17.74

	Net
Distributions per Share	Investment	Short-Term	Long-Term
(1/1/21 – 6/30/21)	Income	Capital Gains	Capital Gains
Class I	$0.2016	$ —	$ —
Class II	$0.1556	$ —	$ —

Performance of a $10,000 Investment
The following chart shows the change in value of an investment made in Class I and Class II shares of Pioneer Mid Cap Value VCT Portfolio at net asset value during the periods shown, compared to that of the Russell Midcap Value Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

Average Annual Total Returns
(As of June 30, 2021)
			Russell Midcap
	Class I	Class II	Value Index
10 Years	9.00%	8.72%	11.75%
5 Years	9.66%	9.40%	11.79%
1 Year	48.29%	47.98%	53.06%

All total returns shown assume reinvestment of distributions at net asset value.
The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

Call 1-800-688-9915 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers, performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

2

Pioneer Mid Cap Value VCT Portfolio	Pioneer Variable Contracts Trust
Comparing Ongoing Portfolio Expenses

As a shareowner in the Portfolio, you incur two types of costs:
(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and
(2) transaction costs, including sales charges (loads) on purchase payments.
This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds offered through your variable annuity contract. The example is based on an investment of $1,000 at the beginning of the Portfolio’s latest six-month period and held throughout the six months.
Using the Tables
Actual Expenses
The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:
1. Divide your account value by $1,000
Example: an $8,600 account value ÷ $1,000 = 8.6
2. Multiply the result in (1) above by the corresponding share class’s number in the third row under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Expenses Paid on a $1,000 Investment in Pioneer Mid Cap Value VCT Portfolio
Based on actual returns from January 1, 2021 through June 30, 2021.
Share Class	I	II
Beginning Account Value on 1/1/21	$1,000.00	$1,000.00
Ending Account Value on 6/30/21	$1,189.90	$1,188.70
Expenses Paid During Period*	$3.91	$5.26
*
Expenses are equal to the Portfolio’s annualized net expense ratio of 0.72% and 0.97% for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Hypothetical Example for Comparison Purposes
The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other variable annuities.
Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different variable annuities. In addition, if these transaction costs were included, your costs would have been higher.
Expenses Paid on a $1,000 Investment in Pioneer Mid Cap Value VCT Portfolio
Based on a hypothetical 5% per year return before expenses, reflecting the period from January 1, 2021 through June 30, 2021.
Share Class	I	II
Beginning Account Value on 1/1/21	$1,000.00	$1,000.00
Ending Account Value on 6/30/21	$1,021.22	$1,019.98
Expenses Paid During Period*	$3.61	$4.86

*
Expenses are equal to the Portfolio’s annualized net expense ratio of 0.72% and 0.97% for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

3

Pioneer Mid Cap Value VCT Portfolio	Pioneer Variable Contracts Trust
Portfolio Management Discussion 6/30/21

Call 1-800-688-9915 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Domestic mid-cap stocks climbed sharply during the six-month period ended June 30, 2021. In the following interview, Timothy Stanish and Raymond Haddad discuss the factors that affected the performance of Pioneer Mid Cap Value VCT Portfolio during the six-month period ended June 30, 2021. Mr. Stanish, a vice president, a portfolio EVA (economic value added) analyst, and a portfolio manager at Amundi Asset Management US, Inc. (Amundi US), and Mr. Haddad, a vice president and a portfolio manager at Amundi US, are responsible for the day-to-day management of the Portfolio.
Q:How did the Portfolio perform during the six-month period ended June 30, 2021?
A:Pioneer Mid Cap Value VCT Portfolio’s Class I shares returned 18.99% at net asset value during the six-month period ended June 30, 2021, and Class II shares returned 18.87%, while the Portfolio’s benchmark, the Russell Midcap Value Index (the Russell Index), returned 19.45%.
Q:How would you describe the investment environment for equities during the six-month period ended June 30, 2021?
A:While markets endured bouts of volatility, the six-month period saw equities generally trend higher and finish with very strong gains. Markets continued to rally early in the period, sustaining the upward momentum seen in the so-called “risk” markets beginning in the final weeks of 2020. The accelerating pace of COVID-19 vaccine distributions, the passage of a new $1.9 trillion fiscal stimulus package by the US government, and further supportive messaging from the Federal Reserve (Fed) helped investors gain confidence in the prospects for a sharp economic recovery as 2021 progressed.
Within the US stock market, shares of small- and mid-cap companies outperformed large caps in the early part of the period, reflecting market participants’ increasing comfort level with taking on the higher risk of investing in smaller companies. Later in the period, however, large-cap stocks outperformed, nearly catching up to the performance of small- and mid-cap stocks by June 30. Value stocks outperformed growth stocks over the full six-month period, finally reversing a long-standing streak of underperformance by the value segment that had lasted for several years. For much of the period, investors aggressively purchased economically sensitive “re-opening” stocks, or shares of companies seen as potential beneficiaries from a broader reopening of the economy. With the move to value came a corresponding sell-off of growth stocks of companies with less exposure to the economic cycle. Those trends favored the value segment of the equity market. A substantial rise in the 10-year Treasury bond yield during the first quarter of 2021 also weighed on the performance of growth stocks, especially those with high valuations based largely on earnings projections far into the future. A subsequent pullback in Treasury yields following on the heels of a relatively hawkish Fed meeting in mid-June led to a reversal of some of the outperformance of value stocks versus growth stocks near the end of the six-month period.
Within the Portfolio’s benchmark, the Russell Index, cyclical sectors – or sectors with greater exposure to the ebbs and flows of the economy – such as financials, materials, consumer discretionary, and industrials, stood out as
4

Pioneer Mid Cap Value VCT Portfolio	Pioneer Variable Contracts Trust

strong performers for the six-month period. Conversely, defensive sectors, such as utilities, health care, and consumer staples, were laggards. Investors generally expressed a preference for what we view as low-quality stocks over high-quality stocks during the period, as shares of companies featuring factors such as low debt and high returns on assets, typically associated with higher quality, underperformed.
Q:How did you position the Portfolio during the six-month period ended June 30, 2021, and how did the positioning affect performance relative to the benchmark?
A:The Portfolio’s positioning featured increased exposure to cyclical stocks in anticipation of further fiscal stimulus measures from the government, the further reopening of previously closed sectors of the economy, and the drawdown of accumulated consumer savings (a side effect of the pandemic-related lockdowns). The positioning reflected our belief that there was still value available in the sectors hardest hit by the spread of COVID-19 during 2020. In particular, the Portfolio was overweight in the materials, consumer discretionary, financials, real estate, and industrials sectors; meanwhile, we had maintained significant underweight exposures versus the Russell Index to communication services, utilities, consumer staples, information technology, health care, and energy stocks.
From a sector perspective, stock selection results in the communication services and materials sectors were the most significant detractors from the Portfolio’s relative performance over the six-month period. Stock selection in industrials also weighed on benchmark-relative returns, as did the Portfolio’s modestly underweight allocation to the energy sector.
By contrast, stock selection results in, and an overweight allocation to, the consumer discretionary sector made the most significant contributions to relative performance. Underweight allocations to utilities and consumer staples stocks also aided relative returns, as did stock selection within the consumer discretionary sector.
With regard to individual stocks, notable detractors from the Portfolio’s benchmark-relative performance during the six-month period included a lack of exposure to Ford Motor, and positions in discount retailer Dollar General and Allison Transmission Holdings, a manufacturer of components for commercial vehicles. Ford Motor’s stock price rallied strongly during the period as the automaker moved aggressively to capitalize on the electric vehicle trend, including the release of its Mustang Mach-E SUV and the announcement of its forthcoming F-150 Lightning electric pickup truck. Lack of Portfolio exposure to the stock detracted from relative returns. Shares of Dollar General lagged primarily because investors sold off the stock in the wake of its strong performance during 2020. We have retained the Portfolio’s position in Dollar General, as we believe the company has the potential to take additional market share within a fragmented industry. Allison Transmission produces transmission systems for commercial on-road and off-highway vehicles. We had underestimated the level of additional investment in research and development that will be necessary for the company to make
5

Pioneer Mid Cap Value VCT Portfolio	Pioneer Variable Contracts Trust
Portfolio Management Discussion 6/30/21 (continued)

the transition from manufacturing internal combustion engine-driven components to electric-axle products, a factor that weighed on the stock price over the six-month period.
On the positive side, the individual stocks that made the largest positive contributions to benchmark-relative returns for the six-month period included regional banking institution East West Bancorp, oilfield services provider Schlumberger, and athletic footwear and apparel retailer Foot Locker. East West Bancorp benefited from the steepening of the yield curve in the first quarter of 2021. We have maintained the Portfolio’s position, as we believe a further economic recovery could ease credit concerns and cause investors to gain a larger appreciation for what we view as East West’s attractive valuation in comparison to its peers. Schlumberger’s valuation continued to expand during the period, due to the improving outlook for global oil-and-gas spending. We see potential for the company’s profit margins to improve as its business mix becomes more software-focused. Foot Locker’s stock moved higher during the six-month period and aided the Portfolio’s relative performance, as the company’s sales returned to high levels amid the broader reopening of the global economy.
Q:Did the Portfolio have any exposure to derivative securities during the six-month period ended June 30, 2021?
A:No, the Portfolio did not have any derivatives exposure during the six-month period.
Q:What is your investment outlook and how have you positioned the Portfolio with regard to that outlook for the remainder of the fiscal year?
A:As we look ahead, we believe the ongoing distribution of COVID-19 vaccinations and the most recent round of economic stimulus from the US government could lead to robust growth in the US economy during the second half of the calendar year. In our view, corporate earnings growth could be strongest for those companies with cyclical exposure to the economy. Under that scenario, a resulting shift in market leadership toward cyclical stocks and away from the high-valuation stocks that benefited from historically low rates in 2020 could be generally favorable for the Portfolio’s holdings.
That said, we think there is the potential for significant increases in economic demand that could outpace supply, to such an extent that inflation rates rise at a faster-than-expected pace. Any resulting and rapid upward movement in long-term interest rates could cause equity prices to fall. Another issue that bears watching is the US government’s already extensive debt burden, which moved sharply higher due to stimulus spending used to help offset the economic effects of the pandemic. Equity markets, we think, may begin discounting the potential long-term negative effects of such high levels of debt at some point in the future. The possibility of higher income and capital gains taxes on businesses and individuals could also weigh on corporate earnings, overall economic activity, and equity prices.
6

Pioneer Mid Cap Value VCT Portfolio	Pioneer Variable Contracts Trust

A Word About Risk:
All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility and heightened uncertainty. The market prices of securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, recessions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues or adverse investor sentiment. These conditions may continue, recur, worsen or spread.
Investments in mid-sized companies may offer the potential for higher returns, but are also subject to greater short-term price fluctuations than larger, more established companies.
Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.
The Portfolio invests in REIT securities, the value of which can fall for a variety of reasons, such as declines in rental income, fluctuating interest rates, poor property management, environmental liabilities, uninsured damage, increased competition, or changes in real estate tax laws.
When interest rates rise, the prices of fixed-income securities in the Portfolio will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Portfolio will generally rise.
At times, the Portfolio’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Portfolio more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.
These risks may increase share price volatility.

We believe the Portfolio’s current positioning could help performance benefit from a potential full reopening of the US and global economies, as the Portfolio features holdings of what we view as attractively valued stocks of high-quality companies in the value universe, many of which have cyclical economic exposure. By contrast, many high-valuation stocks that were among 2020’s strongest performers have already started to underperform in 2021, and we think there is still significant downside risk associated with owning those more speculative stocks in the coming year.
We had already significantly increased the Portfolio’s exposure to cyclical stocks in anticipation of further stimulus measures, the reopening of previously closed sectors of the economy, and the drawdown of accumulated consumer savings. Despite strong recent performance, we believe there is still value available among cyclical stocks, particularly within the sectors that struggled the most during the height of the pandemic.
Accordingly, we have maintained the Portfolio’s exposures to the financials, materials, consumer discretionary, and energy sectors. We believe stocks in those sectors that we view as intrinsically undervalued may see better share-price performance. We have also increased exposure to utilities because we think valuations in the sector have remained attractive. At the same time, we have limited the Portfolio’s exposures to cyclical market segments that we believe feature lower-quality stocks, including oil & gas exploration and production companies within energy, and airlines within industrials, as we see both segments as facing long-term structural headwinds that have the potential to create “value traps.”
Regardless of the macroeconomic backdrop, we have remained committed to investing the Portfolio in companies that have been profitable and that have featured strong balance sheets and sustainable business models. We seek to hold companies that we think are capable of surviving recessions and emerging with the financial firepower to invest and thrive during the subsequent recovery. Moreover, we see the post-pandemic recovery in economic growth as possibly producing outperformance in what we have viewed as traditional high-quality value stocks, and we believe that our investment strategy for the Portfolio is a good fit with the economic and market conditions that could prevail over the remainder of 2021, and perhaps beyond.

Please refer to the Schedule of Investments on pages 8 to 12 for a full listing of Portfolio securities.
Past performance is no guarantee of future results.
Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio’s historical or future performance are statements of opinion as of the date of this report.
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Pioneer Mid Cap Value VCT Portfolio	Pioneer Variable Contracts Trust
Schedule of Investments 6/30/21 (unaudited)

Shares		Value
	UNAFFILIATED ISSUERS – 98.3%
	COMMON STOCKS – 98.3% of Net Assets
	Aerospace & Defense – 1.0%
64,845	Spirit AeroSystems Holdings, Inc.	$ 3,060,036
	Total Aerospace & Defense	$ 3,060,036
	Airlines – 0.8%
53,753(a)	Delta Air Lines, Inc.	$ 2,325,355
	Total Airlines	$ 2,325,355
	Auto Components – 1.1%
66,031	BorgWarner, Inc.	$ 3,205,145
	Total Auto Components	$ 3,205,145
	Banks – 10.5%
103,554	Citizens Financial Group, Inc.	$ 4,750,022
51,326	East West Bancorp, Inc.	3,679,561
132,169	First Hawaiian, Inc.	3,745,669
32,308	First Republic Bank	6,047,088
43,668	M&T Bank Corp.	6,345,397
6,160	Signature Bank/New York NY	1,513,204
86,467	Zions Bancorp N.A.	4,570,646
	Total Banks	$ 30,651,587
	Building Products – 1.5%
23,633	Trane Technologies Plc	$ 4,351,781
	Total Building Products	$ 4,351,781
	Capital Markets – 2.3%
23,966	Artisan Partners Asset Management, Inc.	$ 1,217,952
123,755	Brightsphere Investment Group, Inc.	2,899,580
14,975	Nasdaq, Inc.	2,632,605
	Total Capital Markets	$ 6,750,137
	Chemicals – 6.7%
33,776	Celanese Corp.	$ 5,120,442
155,375	Element Solutions, Inc.	3,632,668
114,399	Huntsman Corp.	3,033,861
33,373	PPG Industries, Inc.	5,665,734
100,153	Tronox Holdings PLC	2,243,427
	Total Chemicals	$ 19,696,132
	Communications Equipment – 1.2%
16,751	Motorola Solutions, Inc.	$ 3,632,454
	Total Communications Equipment	$ 3,632,454
	Consumer Durables & Apparel – 1.1%
114,043	Newell Brands, Inc.	$ 3,132,761
	Total Consumer Durables & Apparel	$ 3,132,761
	Containers & Packaging – 1.5%
244,524	Graphic Packaging Holding Co.	$ 4,435,665
	Total Containers & Packaging	$ 4,435,665
	Electric Utilities – 1.8%
51,928	Entergy Corp.	$ 5,177,222
	Total Electric Utilities	$ 5,177,222

The accompanying notes are an integral part of these financial statements.
8

Pioneer Mid Cap Value VCT Portfolio	Pioneer Variable Contracts Trust

Shares		Value
	Electrical Equipment – 1.6%
30,901	Eaton Corp. Plc	$ 4,578,910
	Total Electrical Equipment	$ 4,578,910
	Electronic Equipment, Instruments & Components – 3.8%
18,375	CDW Corp.	$ 3,209,194
30,888	Dolby Laboratories, Inc.	3,035,981
14,382(a)	Keysight Technologies, Inc.	2,220,725
64,225	National Instruments Corp.	2,715,433
	Total Electronic Equipment, Instruments & Components	$ 11,181,333
	Energy Equipment & Services – 2.3%
208,272	Schlumberger, Ltd.	$ 6,666,787
	Total Energy Equipment & Services	$ 6,666,787
	Equity Real Estate Investment Trusts (REITs) – 10.3%
7,924	Alexandria Real Estate Equities, Inc.	$ 1,441,692
11,522	Camden Property Trust	1,528,624
47,668	Duke Realty Corp.	2,257,080
6,640	Essex Property Trust, Inc.	1,992,066
8,847	Extra Space Storage, Inc.	1,449,315
24,874	First Industrial Realty Trust, Inc.	1,299,169
135,102	Kimco Realty Corp.	2,816,877
108,652(a)	Outfront Media, Inc.	2,610,908
100,531(a)	Park Hotels & Resorts, Inc.	2,071,944
21,200	Safehold, Inc.	1,664,200
29,600	SL Green Realty Corp.	2,368,000
21,426	Sun Communities, Inc.	3,672,416
54,901	UDR, Inc., Class REIT	2,689,051
26,546	Welltower, Inc.	2,205,973
	Total Equity Real Estate Investment Trusts (REITs)	$ 30,067,315
	Food & Staples Retailing – 0.7%
27,782	Sysco Corp.	$ 2,160,050
	Total Food & Staples Retailing	$ 2,160,050
	Food Products – 1.4%
245,412(a)	Hostess Brands, Inc.	$ 3,973,220
	Total Food Products	$ 3,973,220
	Health Care Equipment & Supplies – 3.8%
13,139	STERIS Plc	$ 2,710,576
5,611	West Pharmaceutical Services, Inc.	2,014,910
39,675	Zimmer Biomet Holdings, Inc.	6,380,533
	Total Health Care Equipment & Supplies	$ 11,106,019
	Health Care Providers & Services – 2.1%
32,751	McKesson Corp.	$ 6,263,301
	Total Health Care Providers & Services	$ 6,263,301
	Hotels, Restaurants & Leisure – 2.9%
25,337	Darden Restaurants, Inc.	$ 3,698,949
30,566(a)	Hilton Worldwide Holdings, Inc.	3,686,871
49,575(a)	International Game Technology Plc	1,187,817
	Total Hotels, Restaurants & Leisure	$ 8,573,637

The accompanying notes are an integral part of these financial statements.
9

Pioneer Mid Cap Value VCT Portfolio	Pioneer Variable Contracts Trust
Schedule of Investments 6/30/21 (unaudited) (continued)

Shares		Value
	Household Durables – 1.0%
28,045	Lennar Corp.	$ 2,786,271
	Total Household Durables	$ 2,786,271
	Information Technology – 1.3%
20,986	MKS Instruments, Inc.	$ 3,734,459
	Total Information Technology	$ 3,734,459
	Insurance – 6.1%
77,281	Aflac, Inc.	$ 4,146,898
10,831	Assurant, Inc.	1,691,586
84,731	Hartford Financial Services Group, Inc.	5,250,780
37,240	Lincoln National Corp.	2,340,162
170,310	Old Republic International Corp.	4,242,422
	Total Insurance	$ 17,671,848
	Internet & Direct Marketing Retail – 1.8%
31,956(a)	Expedia, Inc.	$ 5,231,517
	Total Internet & Direct Marketing Retail	$ 5,231,517
	Machinery – 7.8%
31,266	AGCO Corp.	$ 4,076,461
26,723	Donaldson Co., Inc.	1,697,712
72,899	Flowserve Corp.	2,939,288
106,429(a)	Ingersoll Rand, Inc.	5,194,799
48,670	PACCAR, Inc.	4,343,797
15,234	Stanley Black & Decker, Inc.	3,122,818
16,918	Timken Co.	1,363,422
	Total Machinery	$ 22,738,297
	Materials – 1.8%
14,203	Crown Holdings, Inc.	$ 1,451,688
62,379	Sealed Air Corp.	3,695,956
	Total Materials	$ 5,147,644
	Media – 1.1%
69,315(a)	Liberty Media Corp.-Liberty SiriusXM	$ 3,215,523
	Total Media	$ 3,215,523
	Metals & Mining – 2.9%
58,780(a)	Arconic Corp.	$ 2,093,744
38,025	Freeport-McMoRan, Inc.	1,411,108
33,198	Reliance Steel & Aluminum Co.	5,009,578
	Total Metals & Mining	$ 8,514,430
	Multi-Utilities – 3.7%
214,472	CenterPoint Energy, Inc.	$ 5,258,854
90,372	Public Service Enterprise Group, Inc.	5,398,823
	Total Multi-Utilities	$ 10,657,677
	Oil, Gas & Consumable Fuels – 2.4%
115,254	Marathon Petroleum Corp.	$ 6,963,647
	Total Oil, Gas & Consumable Fuels	$ 6,963,647

The accompanying notes are an integral part of these financial statements.
10

Pioneer Mid Cap Value VCT Portfolio	Pioneer Variable Contracts Trust

Shares		Value
Personal Products – 0.5%
32,665	Edgewell Personal Care Co.	$ 1,433,993
	Total Personal Products	$ 1,433,993
Professional Services – 0.9%
22,253	ManpowerGroup, Inc.	$ 2,646,104
	Total Professional Services	$ 2,646,104
Real Estate Management & Development – 1.1%
37,641(a)	CBRE Group, Inc.	$ 3,226,963
	Total Real Estate Management & Development	$ 3,226,963
Road & Rail – 1.0%
18,495	JB Hunt Transport Services, Inc.	$ 3,013,760
	Total Road & Rail	$ 3,013,760
Software – 1.5%
29,418(a)	Manhattan Associates, Inc.	$ 4,260,903
	Total Software	$ 4,260,903
Specialty Retail – 4.1%
35,443(a)	AutoNation, Inc.	$ 3,360,351
37,271	Foot Locker, Inc.	2,297,012
8,388(a)	O’Reilly Automotive, Inc.	4,749,369
38,309(a)	Urban Outfitters, Inc.	1,579,097
	Total Specialty Retail	$ 11,985,829
Textiles, Apparel & Luxury Goods – 0.9%
21,262	Ralph Lauren Corp.	$ 2,504,876
	Total Textiles, Apparel & Luxury Goods	$ 2,504,876
TOTAL COMMON STOCKS
	(Cost $213,522,537)	$286,722,588
TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS – 98.3%
	(Cost $213,522,537)	$286,722,588
	OTHER ASSETS AND LIABILITIES – 1.7%	$ 4,950,312
	NET ASSETS – 100.0%	$291,672,900

REIT	Real Estate Investment Trust.
(a)	Non-income producing security.

Purchases and sales of securities (excluding temporary cash investments) for the six months ended June 30, 2021 were as follows:

	Purchases	Sales
Long-Term U.S. Government Securities	$ —	$ 2,002,143
Other Long-Term Securities	$95,182,854	$140,150,235

The accompanying notes are an integral part of these financial statements.
11

Pioneer Mid Cap Value VCT Portfolio	Pioneer Variable Contracts Trust
Schedule of Investments 6/30/21 (unaudited) (continued)

The Portfolio is permitted to engage in purchase and sale transactions (“cross trades”) with certain funds and accounts for which Amundi Asset Management US, Inc. (the “Adviser”) serves as the Portfolio’s investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices. During the six months ended June 30, 2021, the Portfolio did not engage in any cross trade activity.
At June 30, 2021, the net unrealized appreciation on investments based on cost for federal tax purposes of $214,160,020 was as follows:
Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$73,420,590
Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(858,022)
Net unrealized appreciation	$72,562,568
Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels below.
Level 1 – unadjusted quoted prices in active markets for identical securities.
Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements — Note 1A.
Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining fair value of investments). See Notes to Financial Statements — Note 1A.
The following is a summary of the inputs used as of June 30, 2021, in valuing the Portfolio’s investments:

	Level 1	Level 2	Level 3	Total
Common Stocks	$286,722,588	$ —	$ —	$286,722,588
Total Investments in Securities	$286,722,588	$ —	$ —	$286,722,588

During the six months ended June 30, 2021, there were no transfers in or out of Levels 3.
The accompanying notes are an integral part of these financial statements.
12

Pioneer Mid Cap Value VCT Portfolio	Pioneer Variable Contracts Trust
Statement of Assets and Liabilities 6/30/21 (unaudited)

ASSETS:
Investments in unaffiliated issuers, at value (cost $213,522,537)	$ 286,722,588
Cash	5,983,191
Receivables —
Investment securities sold	1,309,014
Portfolio shares sold	5,278
Dividends	228,111
Other assets	2,432
Total assets	$ 294,250,614

LIABILITIES:
Payables —
Investment securities purchased	$ 2,213,387
Portfolio shares repurchased	285,276
Due to affiliates	35,614
Accrued expenses	43,437
Total liabilities	$ 2,577,714

NET ASSETS:
Paid-in capital	$ 186,617,118
Distributable earnings	105,055,782
Net assets	$ 291,672,900

NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
Class I (based on $37,104,731/1,752,193 shares)	$ 21.18
Class II (based on $254,568,169/12,165,409 shares)	$ 20.93

The accompanying notes are an integral part of these financial statements.
13

Pioneer Mid Cap Value VCT Portfolio	Pioneer Variable Contracts Trust
Statement of Operations (unaudited)

FOR THE SIX MONTHS ENDED 6/30/21
INVESTMENT INCOME:
Dividends from unaffiliated issuers	$2,696,564
Interest from unaffiliated issuers	1,579
Total investment income		$ 2,698,143
EXPENSES:
Management fees	$ 969,585
Administrative expense	63,309
Distribution fees
Class II	328,299
Custodian fees	4,601
Professional fees	23,696
Printing expense	10,302
Pricing fees	105
Trustees’ fees	3,239
Miscellaneous	4,083
Total expenses		$ 1,407,219
Net investment income		$ 1,290,924
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments in unaffiliated issuers		$ 35,383,146
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers		$ 15,773,066
Net realized and unrealized gain (loss) on investments		$51,156,212
Net increase in net assets resulting from operations		$52,447,136

The accompanying notes are an integral part of these financial statements.
14

Pioneer Mid Cap Value VCT Portfolio	Pioneer Variable Contracts Trust
Statements of Changes in Net Assets

	Six Months
	Ended
	6/30/21	Year Ended
	(unaudited)	12/31/20
FROM OPERATIONS:
Net investment income (loss)	$ 1,290,924	$ 2,242,673
Net realized gain (loss) on investments	35,383,146	(4,437,300)
Change in net unrealized appreciation (depreciation) on investments	15,773,066	10,121,721
Net increase in net assets resulting from operations	$ 52,447,136	$ 7,927,094
DISTRIBUTIONS TO SHAREOWNERS:
Class I ($0.20 and $0.73 per share, respectively)	$ (351,985)	$ (1,370,948)
Class II ($0.16 and $0.68 per share, respectively)	(1,889,458)	(9,892,768)
Total distributions to shareowners	$ (2,241,443)	$(11,263,716)
FROM PORTFOLIO SHARE TRANSACTIONS:
Net proceeds from sales of shares	$ 3,643,299	$ 28,775,060
Reinvestment of distributions	2,241,443	11,263,715
Cost of shares repurchased	(47,376,027)	(38,185,994)
Net increase (decrease) in net assets resulting from Portfolio share transactions	$ (41,491,285)	$ 1,852,781
Net increase (decrease) in net assets	$ 8,714,408	$ (1,483,841)
NET ASSETS:
Beginning of period	$ 282,958,492	$284,442,333
End of period	$ 291,672,900	$282,958,492

	Six Months	Six Months
	Ended	Ended	Year Ended	Year Ended
	6/30/21	6/30/21	12/31/20	12/31/20
	Shares	Amount	Shares	Amount
Class I
Shares sold	45,554	$ 925,578	155,710	$ 2,367,823
Reinvestment of distributions	16,753	351,985	93,198	1,370,947
Less shares repurchased	(146,362)	(2,908,811)	(437,701)	(6,992,205)
Net decrease	(84,055)	$ (1,631,248)	(188,793)	$ (3,253,435)
Class II
Shares sold	136,100	$ 2,717,721	1,796,718	$ 26,407,237
Reinvestment of distributions	91,014	1,889,458	680,383	9,892,768
Less shares repurchased	(2,154,078)	(44,467,216)	(1,936,058)	(31,193,789)
Net increase (decrease)	(1,926,964)	$(39,860,037)	541,043	$ 5,106,216

The accompanying notes are an integral part of these financial statements.
15

Pioneer Mid Cap Value VCT Portfolio	Pioneer Variable Contracts Trust
Financial Highlights

	Six Months
	Ended
	6/30/21	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	(unaudited)	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16*
Class I
Net asset value, beginning of period	$ 17.97	$ 18.46	$ 15.53	$ 21.11	$ 20.49	$ 18.88
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.11	$ 0.17	$ 0.20	$ 0.23	$ 0.13	$ 0.17
Net realized and unrealized gain (loss)
on investments	3.30	0.07	4.11	(4.01)	2.36	2.81
Net increase (decrease) from investment operations	$ 3.41	$ 0.24	$ 4.31	$ 3.78	$ 2.49	$ 2.98
Distributions to shareowners:
Net investment income	$ (0.20)	$ (0.20)	$ (0.24)	$ (0.14)	$ (0.18)	$ (0.14)
Net realized gain	—	(0.53)	(1.14)	(1.66)	(1.69)	(1.23)
Total distributions	$ (0.20)	$ (0.73)	$ (1.38)	$ (1.80)	$ (1.87)	$ (1.37)
Net increase (decrease) in net asset value	3.21	(0.49)	2.93	(5.58)	0.62	1.61
Net asset value, end of period	$21.18	$17.97	$18.46	$15.53	$21.11	$20.49
Total return (b)	18.99%(c)	2.14%	28.44%	(19.34)%	13.17%	16.56%
Ratio of net expenses to average net assets	0.72%(d)	0.74%	0.73%	0.73%	0.71%	0.71%
Ratio of net investment income (loss) to average
net assets	1.09%(d)	1.10%	1.14%	1.19%	0.64%	0.91%
Portfolio turnover rate	32%(c)	88%	93%	81%	61%	75%
Net assets, end of period (in thousands)	$37,105	$32,989	$37,384	$33,506	$48,082	$68,552

*	The Portfolio was audited by an independent registered public accounting firm other than Ernst & Young LLP.
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

(c)	Not annualized.
(d)	Annualized.

NOTE:
The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

The accompanying notes are an integral part of these financial statements.
16

Pioneer Mid Cap Value VCT Portfolio	Pioneer Variable Contracts Trust

	Six Months
	Ended
	6/30/21	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	(unaudited)	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16*
Class II
Net asset value, beginning of period	$ 17.74	$ 18.23	$ 15.35	$ 20.87	$ 20.28	$ 18.70
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.08	$ 0.13	$ 0.15	$ 0.18	$ 0.08	$ 0.12
Net realized and unrealized gain (loss)
on investments	3.27	0.06	4.06	(3.95)	2.33	2.78
Net increase (decrease) from investment operations	$ 3.35	$ 0.19	$ 4.21	$ (3.77)	$ 2.41	$ 2.90
Distributions to shareowners:
Net investment income	$ (0.16)	$ (0.15)	$ (0.19)	$ (0.09)	$ (0.13)	$ (0.09)
Net realized gain	—	(0.53)	(1.14)	(1.66)	(1.69)	(1.23)
Total distributions	$ (0.16)	$ (0.68)	$ (1.33)	$ (1.75)	$ (1.82)	$ (1.32)
Net increase (decrease) in net asset value	$ 3.19	$ (0.49)	$ 2.88	$ (5.52)	$ 0.59	$ 1.58
Net asset value, end of period	$ 20.93	$ 17.74	$ 18.23	$ 15.35	$ 20.87	$ 20.28
Total return (b)	18.87%(c)	1.87%	28.08%	(19.49)%	12.87%	16.23%
Ratio of net expenses to average net assets	0.97%(d)	0.99%	0.98%	0.98%	0.96%	0.96%
Ratio of net investment income (loss) to average
net assets	0.83%(d)	0.85%	0.89%	0.95%	0.39%	0.67%
Portfolio turnover rate	32%(c)	88%	93%	81%	61%	75%
Net assets, end of period (in thousands)	$ 254,568	$ 249,969	$ 247,058	$ 223,863	$298,671	$294,399

*	The Portfolio was audited by an independent registered public accounting firm other than Ernst & Young LLP.
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

(c)	Not annualized.
(d)	Annualized.

NOTE:
The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

The accompanying notes are an integral part of these financial statements.
17

Pioneer Mid Cap Value VCT Portfolio	Pioneer Variable Contracts Trust
Notes to Financial Statements 6/30/21 (unaudited)

1. Organization and Significant Accounting Policies
Pioneer Mid Cap Value VCT Portfolio (the “Portfolio”) is one of 8 portfolios comprising Pioneer Variable Contracts Trust (the “Trust”), a Delaware statutory trust. The Portfolio is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Portfolio is capital appreciation by investing in a diversified portfolio of securities consisting primarily of common stocks.
The Portfolio offers two classes of shares designated as Class I and Class II shares. Each class of shares represents an interest in the same schedule of investments of the Portfolio and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses, such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Trust gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareowner approval. Under per-share voting, each share of a class of the Portfolio is entitled to one vote. Under dollar-weighted voting, a shareowner’s voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class I shares.
Portfolio shares may be purchased only by insurance companies for the purpose of funding variable annuity and variable life insurance contracts or by qualified pension and retirement plans.
Amundi Asset Management US, Inc., an indirect, wholly owned subsidiary of Amundi and Amundi’s wholly owned subsidiary, Amundi USA, Inc., serves as the Portfolio’s investment adviser (the “Adviser”). Prior to January 1, 2021, the Adviser was named Amundi Pioneer Asset Management, Inc. Amundi Distributor US, Inc., an affiliate of Amundi Asset Management US, Inc., serves as the Portfolio’s distributor (the “Distributor”).
In August 2018, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update 2018-13 “Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement” (“ASU 2018-13”) which modifies disclosure requirements for fair value measurements, principally for Level 3 securities and transfers between levels of the fair value hierarchy. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years. The Portfolio has adopted ASU 2018-13 for the six months ended June 30, 2021. The impact to the Portfolio’s adoption was limited to changes in the Portfolio’s disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy and disclosure of the range and weighted average used to develop significant unobservable inputs for Level 3 fair value investments, when applicable.
The Portfolio is an investment company and follows investment company accounting and reporting guidance under U.S. Generally Accepted Accounting Principles (“U.S. GAAP”). U.S. GAAP requires the management of the Portfolio to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements:
A. Security Valuation
The net asset value of the Portfolio is computed once daily, on each day the New York Stock Exchange (“NYSE”) is open, as of the close of regular trading on the NYSE.
Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.
Securities for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser pursuant to procedures adopted by the Portfolio’s Board of Trustees. The Adviser’s fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. The Adviser’s fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

18

Pioneer Mid Cap Value VCT Portfolio	Pioneer Variable Contracts Trust

Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Portfolio may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Portfolio’s net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Portfolio’s securities may differ significantly from exchange prices, and such differences could be material.
At June 30, 2021, no securities were valued using fair value methods (other than securities valued using prices supplied by independent pricing services, broker-dealers or using a third party insurance industry pricing model).
B. Investment Income and Transactions
Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence.
Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.
Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.
Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.
C. Federal Income Taxes
It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of December 31, 2020, the Portfolio did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.
The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.
The tax character of current year distributions payable will be determined at the end of the current taxable year. The tax character of distributions paid during the year ended December 31, 2020 was as follows:

2020
Distributions paid from:
Ordinary income	$ 2,621,881
Long-term capital gain	8,641,835
Total distributions	$11,263,716

The following shows the components of distributable earnings on a federal income tax basis at December 31, 2020:

2020
Distributable earnings/(losses):
Undistributed ordinary income	$ 2,240,275
Undistributed long-term capital gain	(4,179,688)
Unrealized depreciation	56,789,502
Total	$54,850,089

The difference between book basis and tax basis unrealized appreciation is attributable to the tax deferral of losses on wash sales.
19

Pioneer Mid Cap Value VCT Portfolio	Pioneer Variable Contracts Trust
Notes to Financial Statements 6/30/21 (unaudited) (continued)

D. Portfolio Shares and Class Allocations
The Portfolio records sales and repurchases of its shares as of trade date. Distribution fees for Class II shares are calculated based on the average daily net asset value attributable to Class II shares of the Portfolio (see Note 5). Class I shares do not pay distribution fees.
Income, common expenses (excluding transfer agent and distribution fees) and realized and unrealized gains and losses are calculated at the Portfolio level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.
All expenses and fees paid to the Portfolio’s transfer agent for its services are allocated between the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 4).
Dividends and distributions to shareowners are recorded on the ex-dividend date. Distributions paid by the Portfolio with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class I and Class II shares can reflect different transfer agent and distribution expense rates. Dividends and distributions to shareowners are recorded on the ex-dividend date.
E. Risks
The value of securities held by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, recessions, the spread of infectious illness or other public health issues, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread. A general rise in interest rates could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from the Portfolio.
Investments in mid-sized companies may offer the potential for higher returns, but are also subject to greater short-term price fluctuations than investments in larger, more established companies.
Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates and economic and political conditions.
The Portfolio may invest in REIT securities, the value of which can fall for a variety of reasons, such as declines in rental income, fluctuating interest rates, poor property management, environmental liabilities, uninsured damage, increased competition, or changes in real estate tax laws.
At times, the Portfolio’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Portfolio more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Portfolio’s investments in foreign markets and countries with limited developing markets may subject the Portfolio to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions and the imposition of adverse governmental laws or currency exchange restrictions.
With the increased use of technologies such as the Internet to conduct business, the Portfolio is susceptible to operational, information security and related risks. While the Portfolio’s Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified. Furthermore, the Portfolio cannot control the cybersecurity plans and systems put in place by service providers to the Portfolio such as Brown Brothers Harriman & Co., the Portfolio’s custodian and accounting agent, and DST Asset Manager Solutions, Inc., the Portfolio’s transfer agent. In addition, many beneficial owners of Portfolio shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Portfolio nor the Adviser exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at the Adviser or the Portfolio’s service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Portfolio’s ability to calculate its net asset value, impediments to trading, the inability of Portfolio shareowners to effect share purchases, redemptions or exchanges or receive distributions, loss of or unauthorized access to private shareowner information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.

20

Pioneer Mid Cap Value VCT Portfolio	Pioneer Variable Contracts Trust

COVID-19
The respiratory illness COVID-19 caused by a novel coronavirus has resulted in a global pandemic and major disruption to economies and markets around the world, including the United States. Global financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some interest rates are very low and in some cases yields are negative. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of the Portfolio’s investments. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. Governments and central banks, including the Federal Reserve in the U.S., have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The impact of these measures, and whether they will be effective to mitigate the economic and market disruption, will not be known for some time. The consequences of high public debt, including its future impact on the economy and securities markets, likewise may not be known for some time.
The Portfolio’s prospectus contains unaudited information regarding the Portfolio’s principal risks. Please refer to that document when considering the Portfolio’s principal risks.
2. Management Agreement
The Adviser manages the Portfolio. Management fees are calculated daily and paid monthly at the annual rate of 0.65% of the Portfolio’s average daily net assets. For the six months ended June 30, 2021, the effective management fee was equivalent to 0.65% (annualized) of the Portfolio’s average daily net assets.
In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio as administrative reimbursements. Included in “Due to affiliates” reflected on the Statement of Assets and Liabilities is $26,814 in management fees, administrative costs and certain other reimbursements payable to the Adviser at June 30, 2021.
3. Compensation of Trustees and Officers
The Portfolio pays an annual fee to its Trustees. The Adviser reimburses the Portfolio for fees paid to the Interested Trustees. The Portfolio does not pay any salary or other compensation to its officers. For the six months ended June 30, 2021, the Portfolio paid $3,239 in Trustees’ compensation, which is reflected on the Statement of Operations as Trustees’ fees. At June 30, 2021, the Portfolio had a payable for Trustees’ fees on its Statement of Assets and Liabilities of $0.
4. Transfer Agent
DST Asset Manager Solutions, Inc. serves as the transfer agent to the Portfolio at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Portfolio’s omnibus relationship contracts.
5. Distribution Plan
The Portfolio has adopted a distribution plan (the “Plan”) pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to Class II shares. Pursuant to the Plan, the Portfolio pays the Distributor 0.25% of the average daily net assets attributable to Class II shares to compensate the Distributor for (1) distribution services and (2) personal and account maintenance services performed and expenses incurred by the Distributor in connection with the Portfolio’s Class II shares. Included in “Due to affiliates” reflected on the Statement of Assets and Liabilities is $8,800 in distribution fees payable to the Distributor at June 30, 2021.

21

Pioneer Mid Cap Value VCT Portfolio	Pioneer Variable Contracts Trust
Statement Regarding Liquidity Risk Management Program 6/30/21

As required by law, the Portfolio has adopted and implemented a liquidity risk management program (the “Program”) that is designed to assess and manage liquidity risk. Liquidity risk is the risk that the Portfolio could not meet requests to redeem its shares without significant dilution of remaining investors’ interests in the Portfolio. The Portfolio’s Board of Trustees designated a liquidity risk management committee (the “Committee”) consisting of employees of Amundi Asset Management US, Inc., to administer the Program.
The Committee provided the Board of Trustees with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation (the “Report”). The Report covered the period from January 1, 2020 through December 31, 2020 (the “Reporting Period”).
The Report confirmed that, throughout the Reporting Period, the Committee had monitored the Portfolio’s portfolio liquidity and liquidity risk on an ongoing basis, as described in the Program and in Board reporting throughout the Reporting Period.
The Report discussed the Committee’s annual review of the Program, which addressed, among other things, the following elements of the Program: The Committee reviewed the Portfolio’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions. The Committee noted that the Portfolio’s investment strategy continues to be appropriate for an open-end fund, taking into account, among other things, whether and to what extent the Portfolio held less liquid and illiquid assets and the extent to which any such investments affected the Portfolio’s ability to meet redemption requests. In managing and reviewing the Portfolio’s liquidity risk, the Committee also considered the extent to which the Portfolio’s investment strategy involves a relatively concentrated portfolio or large positions in particular issuers, the extent to which the Portfolio uses borrowing for investment purposes, and the extent to which the Portfolio uses derivatives (including for hedging purposes). The Committee also reviewed the Portfolio’s short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. In assessing the Portfolio’s cash flow projections, the Committee considered, among other factors, historical net redemption activity, redemption policies, ownership concentration, distribution channels, and the degree of certainty associated with the Portfolio’s short-term and long-term cash flow projections. The Committee also considered the Portfolio’s holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources, including, if applicable, the Portfolio’s participation in a credit facility, as components of the Portfolio’s ability to meet redemption requests. The Portfolio has adopted an in-kind redemption policy which may be utilized to meet larger redemption requests.
The Committee reviewed the Program’s liquidity classification methodology for categorizing the Portfolio’s investments into one of four liquidity buckets. In reviewing the Portfolio’s investments, the Committee considered, among other factors, whether trading varying portions of a position in a particular portfolio investment or asset class in sizes the Portfolio would reasonably anticipate trading, would be reasonably expected to significantly affect liquidity.
The Committee performed an analysis to determine whether the Portfolio is required to maintain a Highly Liquid Investment Minimum, and determined that no such minimum is required because the Portfolio primarily holds highly liquid investments.
The Report stated that the Committee concluded the Program operates adequately and effectively, in all material respects, to assess and manage the Portfolio’s liquidity risk throughout the Reporting Period.

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Pioneer Variable Contracts Trust	Trustees
Thomas J. Perna, Chairman
Officers	John E. Baumgardner, Jr.
Lisa M. Jones, President and Chief Executive Officer	Diane Durnin
Anthony J. Koenig, Jr., Treasurer and Chief Financial and	Benjamin M. Friedman
Accounting Officer	Lisa M. Jones
Christopher J. Kelley, Secretary and Chief Legal Officer	Craig C. MacKay
Lorraine H. Monchak
Investment Adviser and Administrator	Marguerite A. Piret
Amundi Asset Management US, Inc.	Fred J. Ricciardi
Kenneth J. Taubes
Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Principal Underwriter
Amundi Distributor US, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Transfer Agent
DST Asset Manager Solutions, Inc.

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Proxy Voting Policies and Procedures of the Portfolio are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Portfolio voted proxies relating to Portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundi.com/us. This information is also available on the Securities and Exchange Commission’s web site at www.sec.gov.

19609-15-0821

Pioneer Variable Contracts Trust
Pioneer Fund

VCT Portfolio
Class I and II Shares

Semiannual Report | June 30, 2021
Paper copies of the Portfolio’s shareholder reports may no longer be sent by mail, unless you specifically request paper copies of the reports from the insurance company that offers your variable annuity or variable life insurance contract, or from your financial intermediary. Instead, the insurance company may choose to make the reports available on a website, and will notify you by mail each time a shareholder report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.
You may elect to receive all future Portfolio shareholder reports in paper form, free of charge, from the insurance company. You can inform the insurance company or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by following the instructions provided by the insurance company, or by contacting your financial intermediary. Your election to receive reports in paper form will apply to all portfolios available under your contract with the insurance company.
Please refer to your contract prospectus to determine the applicable share class offered under your contract.

Pioneer Variable Contracts Trust

This report is authorized for distribution only when preceded or accompanied by a prospectus for the Portfolio being offered.
Pioneer Variable Contracts Trust files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s web site at https://www.sec.gov.

Pioneer Fund VCT Portfolio	Pioneer Variable Contracts Trust
Portfolio Update 6/30/21

5 Largest Holdings
(As a percentage of total investments)*
1.	Alphabet, Inc.	6.72%
2.	Microsoft Corp.	4.91
3.	Apple, Inc.	4.78
4.	Analog Devices, Inc.	4.45
5.	Wells Fargo & Co.	4.44

*
Excludes temporary cash investments and all derivative contracts except for options purchased. The Portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities.

Performance Update 6/30/21

Prices and Distributions

Net Asset Value per Share	6/30/21	12/31/20
Class I	$18.22	$16.83
Class II	$18.38	$16.97

	Net
Distributions per Share	Investment	Short-Term	Long-Term
(1/1/21 – 6/30/21)	Income	Capital Gains	Capital Gains
Class I	$0.0300	$0.2980	$1.2074
Class II	$0.0100	$0.2980	$1.2074

Performance of a $10,000 Investment
The following chart shows the change in value of an investment made in Class I and Class II shares of Pioneer Fund VCT Portfolio at net asset value during the periods shown, compared to that of the Standard & Poor’s 500 Index (the S&P 500). Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.
The Standard & Poor’s 500 Index (the S&P 500) is an unmanaged, commonly used measure of the broad U.S. stock market. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

Average Annual Total Returns
(As of June 30, 2021)
	Class I	Class II	S&P 500 Index
10 Years	14.18%	13.90%	14.84%
5 Years	19.61%	19.32%	17.65%
1 Year	45.81%	45.47%	40.79%

All total returns shown assume reinvestment of distributions at net asset value.
The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

Call 1-800-688-9915 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers, performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
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Pioneer Fund VCT Portfolio	Pioneer Variable Contracts Trust
Comparing Ongoing Portfolio Expenses

As a shareowner in the Portfolio, you incur two types of costs:
(1)	ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and
(2)	transaction costs, including sales charges (loads) on purchase payments.
This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds offered through your variable annuity contract. The example is based on an investment of $1,000 at the beginning of the Portfolio’s latest six-month period and held throughout the six months.
Using the Tables
Actual Expenses
The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:
1.	Divide your account value by $1,000
Example: an $8,600 account value ÷ $1,000 = 8.6
2.
Multiply the result in (1) above by the corresponding share class’s number in the third row under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Fund VCT Portfolio
Based on actual returns from January 1, 2021 through June 30, 2021.
Share Class	I	II
Beginning Account Value on 1/1/21	$1,000.00	$1,000.00
Ending Account Value on 6/30/21	$1,175.90	$1,174.40
Expenses Paid During Period*	$ 4.37	$ 5.77

*
Expenses are equal to the Portfolio’s annualized net expense ratio of 0.81% and 1.07% for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Hypothetical Example for Comparison Purposes
The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other variable annuities.
Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different variable annuities. In addition, if these transaction costs were included, your costs would have been higher.
Expenses Paid on a $1,000 Investment in Pioneer Fund VCT Portfolio
Based on a hypothetical 5% per year return before expenses, reflecting the period from January 1, 2021 through June 30, 2021.
Share Class	I	II
Beginning Account Value on 1/1/21	$1,000.00	$1,000.00
Ending Account Value on 6/30/21	$1,020.78	$1,019.49
Expenses Paid During Period*	$ 4.06	$ 5.36

*
Expenses are equal to the Portfolio’s annualized net expense ratio of 0.81% and 1.07% for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

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Pioneer Fund VCT Portfolio	Pioneer Variable Contracts Trust
Portfolio Management Discussion 6/30/21

Call 1-800-688-9915 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
In the following discussion, Jeff Kripke discusses the market environment during the six-month period ended June 30, 2021, and Pioneer Fund VCT Portfolio’s performance during the period. Mr. Kripke, a senior vice president and a portfolio manager at Amundi Asset Management US, Inc. (Amundi US), is responsible for the day-to-day management of the Portfolio, along with James Yu, a vice president and associate portfolio manager at Amundi US, Craig Sterling, Managing Director, Director of Core Equity and Director of Equity Research, US, and a portfolio manager at Amundi US, and John Carey, Managing Director, Director of Equity Income, US, and a portfolio manager at Amundi US.
Q:   How did the Portfolio perform over the six-month period ended June 30, 2021?
A:   Pioneer Fund VCT Portfolio’s Class I shares returned 17.59% at net asset value during the six-month period ended June 30, 2021, and Class II shares returned 17.44%, while the Portfolio’s benchmark, the Standard & Poor’s 500 Index (the S&P 500), returned 15.25%.
Q:   How would you describe the investment environment in the equity market during the six-month period ended June 30, 2021?
A:   Domestic equities delivered strong returns during the six-month period, with value stocks outpacing the performance of growth stocks. The Standard & Poor’s 500 Index (the S&P 500), the Portfolio’s benchmark, registered a total return of 15.25% for the six-month period, adding to an already impressive performance that saw the S&P 500 return more than 40% for the full year ended June 30, 2021.
For most of the six-month period, investors aggressively purchased shares of economically sensitive, “re-opening” companies; that is, companies thought to be prime candidates to benefit from a broader reopening of the domestic economy after more than a year of restricted activity due to the COVID-19 pandemic. Better-than-expected progress on the pace of COVID-19 vaccine distributions in the US coupled with the passage of another $1.9 trillion stimulus package by US lawmakers drove the rally, as market participants gained confidence that the domestic economy might fully reopen if widespread vaccinations reduced the public-health threat of COVID-19, which in turn could lead to a sharp acceleration in economic growth throughout 2021.
Value stocks have posted the strongest returns year-to-date, with the Russell 1000 Value Index gaining 17.05% through June 30, versus the benchmark’s 15.25% return and the 12.99% gain for the Russell 1000 Growth Index. Over the second half of the six-month period, however, growth stocks recovered and outpaced value stocks as investors grappled with growing apprehension over the spread of COVID-19 variants and a somewhat “hawkish” Fed Open Market Committee (FOMC) meeting. In the second quarter of 2021, growth stocks returned 11.93% while value stocks returned 5.23%. The pace of the leadership shift accelerated in June, with the Russell 1000 Growth Index returning 6.27% versus a negative return (-1.15%) for the Russell 1000 Value Index during the final month of the period. The S&P 500 returned 2.33% during June and 8.55% for the full second quarter.
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Pioneer Fund VCT Portfolio	Pioneer Variable Contracts Trust

For the full six-month period, cyclical stocks – or shares of companies with more exposure to the ebbs and flows of the economic cycle – have led the S&P 500, as evidenced by the strong performance of the energy sector, which has outgained every other segment of the benchmark. Financial stocks have also performed well so far this year, as have the real estate, communication services, and materials sectors. The worst-performing sectors within the S&P 500 for the six-month period were consumer staples and utilities.
Q:   Which of your investment decisions either contributed positively to, or detracted from, the Portfolio’s benchmark-relative performance during the six-month period ended June 30, 2021?
A:    Stock selection results were the key driver of the Portfolio’s benchmark-relative outperformance during the six-month period, particularly within the communication services and information technology sectors. Selection results in the consumer discretionary and health care sectors were less successful, and detracted slightly from benchmark-relative returns. Asset allocation made a modest, positive contribution to the Portfolio’s benchmark-relative performance for the six-month period; notably, an underweight to the underperforming consumer staples sector and lack of exposure to the lagging utilities sector aided relative returns.
With regard to individual stocks, the Portfolio’s benchmark-relative results benefited over the six-month period from several positions, including Schlumberger, Alphabet, and NVIDIA.
A position in Schlumberger, a large oilfield services company, has aided the Portfolio’s relative performance over the first six months of 2021. Not only has the company been strong competitively, in our view, but we also believe it is financially sound. Schlumberger generated nearly $2 billion in free cash flow last year, despite a difficult environment for energy companies. From an environmental, social, and governance (ESG) perspective, the company has played a critical role in addressing climate change by helping oil and gas companies improve operational efficiency while reducing emissions and lowering water usage. The company has also been making investments in businesses that support clean energy, carbon-capture services, and geothermal energy. Alphabet (parent of Google), a leading web search and online advertising company, recently reported better-than-expected quarterly results driven by broad-based growth in its businesses, including search, YouTube, and cloud computing. YouTube now has 2 billion monthly users, and its content accounts for more than one billion video hours watched per day. With regard to ESG, Alphabet has been carbon neutral since 2007 and has been working toward decarbonizing its electricity supply completely by 2030. The stock was a top positive contributor to the Portfolio’s relative returns over the six-month period. NVIDIA develops three-dimensional processors used in autonomous vehicles, cryptocurrency, and gaming. The company reported a strong increase in revenue in its most recent quarter, which came in well ahead of expectations (mostly due to gaming). We hold the stock in the
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Pioneer Fund VCT Portfolio	Pioneer Variable Contracts Trust
Portfolio Management Discussion 6/30/21 (continued)

Portfolio because it meets our sustainability criteria. NVIDIA has dominated the graphic-processing unit industry and has generated strong financial returns, including return-on-capital last year. We also like the company from an ESG perspective, particularly relating to steps NVIDIA has taken to address employee compensation/pay parity (meaning there is no statistical difference in pay based on gender, race, and ethnicity).
Individual stocks that detracted from the Portfolio’s benchmark-relative performance over the six-month period included Visa, Freeport McMoRan, and Alibaba.
Shares of Visa, a market leader in electronic payments, have underperformed year-to-date. However, we believe the company could be poised for growth as Visa Direct, which allows customers to transfer and receive money globally, has continued to gain traction, the shift to a cashless society has been moving forward, and a full recovery in global travel could potentially occur if the COVID-19 situation abates and become less of a public-health threat. Freeport-McMoRan is a mining company with a leading amount of proven and probable copper reserves. The stock detracted from the Portfolio’s relative performance over the six-month period, as copper prices have retreated from their earlier highs. Copper prices had surged earlier in 2021 as the global economic recovery increased demand for the commodity, a key component used in electrical equipment, construction (plumbing), and industrial machinery (heat exchangers). However, we believe copper demand could remain strong if the economic recovery continues. Though natural-resource companies have been inherently risky from an environmental perspective, Freeport McMoRan has been taking steps to mitigate its environmental impact. As an example, the company recycles and reuses 82% of the water it uses for its operations. Alibaba is a China-based holding company that provides e-commerce and internet infrastructure through its global subsidiaries. The stock has continued to struggle this year as the company and Jack Ma, its legendary founder, have faced closer scrutiny from the Chinese government. Fundamentally, we believe Alibaba remains attractive, given its strong market positioning and continued strong top- and bottom-line growth. From a global perspective, we believe the shares also have traded much less expensively than the company’s e-commerce peers.
Q:   Did the Portfolio have any exposure to derivative investments during the six-month period ended June 30, 2021?
A:   No, the Portfolio had no exposure to derivatives during the six-month period.
Q:   Could you discuss the Portfolio’s commitment to ESG investing?
A:   ESG refers to the three central factors in measuring the sustainability and ethical impact of an investment in a company or business. We have historically followed an ESG-friendly approach when building the Portfolio. We use specific screening criteria to exclude investments from the Portfolio in
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Pioneer Fund VCT Portfolio	Pioneer Variable Contracts Trust

A Word About Risk:
All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility and heightened uncertainty. The market prices of securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, recessions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues or adverse investor sentiment. These conditions may continue, recur, worsen or spread.
The Portfolio generally excludes corporate issuers that do not meet or exceed minimum ESG standards. Excluding specific issuers limits the universe of investments available to the Portfolio, which may mean forgoing some investment opportunities available to portfolios without similar ESG standards.
At times, the Portfolio’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Portfolio more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.
These risks may increase share price volatility.
companies that fail to meet certain ESG standards across all industries. Per the prospectus, the Portfolio generally will not invest in companies significantly involved in certain business activities, including but not limited to, the production of alcohol, tobacco products, and certain controversial military weapons, and the operation of thermal coal mines, gambling casinos and other gaming businesses. In addition, we view the “governance” aspect of ESG as critically important, as we believe companies that take steps to better manage risk exposure than their competitors can help reduce volatility and lead to solid performance during more difficult periods for both the economy and the markets.
Q:   What is your outlook as the Portfolio enters the second half of its fiscal year?
A:   We believe pent-up consumer demand, a recovery in the industrial economy, and continued fiscal stimulus are potential tailwinds for US economic growth during the second half of 2021. Corporate earnings growth could be highest, in our view, for those companies with cyclical economic exposure, which could support the performance of cyclical stocks as the calendar year progresses.
With regard to positioning, the Portfolio remains overweight versus the S&P 500 to cyclical stocks and underweight to defensive stocks, in anticipation of a strong economic recovery. We have maintained the Portfolio’s overweight in the information technology sector, with an orientation towards cyclical growth stocks, such as payment-processors. There is a corresponding Portfolio underweight in the technology-centric communication services sector, due to valuation concerns.
Please refer to the Schedule of Investments on pages 8 to 11 for a full listing of Portfolio securities.
Past performance is no guarantee of future results.
Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio’s historical or future performance are statements of opinion as of the date of this report.

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Pioneer Fund VCT Portfolio	Pioneer Variable Contracts Trust
Schedule of Investments 6/30/21 (unaudited)

Shares		Value
UNAFFILIATED ISSUERS – 98.7%
COMMON STOCKS – 98.7% of Net Assets
Air Freight & Logistics – 3.4%
5,003	FedEx Corp.	$ 1,492,545
18,174	United Parcel Service, Inc., Class B	3,779,647
	Total Air Freight & Logistics	$ 5,272,192
Banks – 8.7%
71,774	Citizens Financial Group, Inc.	$ 3,292,273
60,355	Truist Financial Corp.	3,349,702
149,064	Wells Fargo & Co.	6,751,109
	Total Banks	$ 13,393,084
Beverages – 2.8%
80,704	Coca-Cola Co.	$ 4,366,893
	Total Beverages	$ 4,366,893
Biotechnology – 0.6%
2,695(a)	Biogen, Inc.	$ 933,198
	Total Biotechnology	$ 933,198
Building Products – 1.6%
50,473	Carrier Global Corp.	$ 2,452,988
	Total Building Products	$ 2,452,988
Capital Markets – 1.6%
11,402	CME Group, Inc.	$ 2,424,977
	Total Capital Markets	$ 2,424,977
Chemicals – 3.1%
32,350	International Flavors & Fragrances, Inc.	$ 4,833,090
	Total Chemicals	$ 4,833,090
Commercial Services & Supplies – 0.5%
2,044	Cintas Corp.	$ 780,808
	Total Commercial Services & Supplies	$ 780,808
Construction Materials – 2.1%
9,299	Martin Marietta Materials, Inc.	$ 3,271,481
	Total Construction Materials	$ 3,271,481
Electrical Equipment – 0.7%
6,764	Eaton Corp. Plc	$ 1,002,290
	Total Electrical Equipment	$ 1,002,290
Energy Equipment & Services – 3.6%
173,208	Schlumberger, Ltd.	$ 5,544,388
	Total Energy Equipment & Services	$ 5,544,388
Entertainment – 2.1%
13,466	Electronic Arts, Inc.	$ 1,936,815
7,473(a)	Walt Disney Co.	1,313,529
	Total Entertainment	$ 3,250,344
Food & Staples Retailing – 1.4%
5,593	Costco Wholesale Corp.	$ 2,212,982
	Total Food & Staples Retailing	$ 2,212,982
Health Care – 1.8%
5,462	Thermo Fisher Scientific, Inc.	$ 2,755,415
	Total Health Care	$ 2,755,415

The accompanying notes are an integral part of these financial statements.
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Pioneer Fund VCT Portfolio	Pioneer Variable Contracts Trust

Shares		Value
Health Care Equipment & Supplies – 2.1%
8,114	Danaher Corp.	$ 2,177,473
8,645	Medtronic PLC	1,073,104
	Total Health Care Equipment & Supplies	$ 3,250,577
Hotels, Restaurants & Leisure – 2.3%
16,636(a)	Planet Fitness, Inc.	$ 1,251,859
11,920(a)	Shake Shack, Inc.	1,275,678
9,596	Starbucks Corp.	1,072,929
	Total Hotels, Restaurants & Leisure	$ 3,600,466
Household Products – 0.2%
3,528	Church & Dwight Co., Inc.	$ 300,656
	Total Household Products	$ 300,656
Industrial Conglomerates – 1.0%
7,879	3M Co.	$ 1,565,006
	Total Industrial Conglomerates	$ 1,565,006
Interactive Media & Services – 6.6%
4,190(a)	Alphabet, Inc.	$ 10,231,100
	Total Interactive Media & Services	$ 10,231,100
Internet & Direct Marketing Retail – 5.4%
6,766(a)	Alibaba Group Holding, Ltd. (A.D.R.)	$ 1,534,394
1,508(a)	Amazon.com, Inc.	5,187,761
727(a)	Booking Holdings, Inc.	1,590,741
	Total Internet & Direct Marketing Retail	$ 8,312,896
IT Services – 7.2%
19,831(a)	Akamai Technologies, Inc.	$ 2,312,295
7,982(a)	PayPal Holdings, Inc.	2,326,593
27,279	Visa, Inc.	6,378,376
	Total IT Services	$ 11,017,264
Life Sciences Tools & Services – 1.2%
12,143	Agilent Technologies, Inc.	$ 1,794,857
	Total Life Sciences Tools & Services	$ 1,794,857
Machinery – 1.5%
10,635	Caterpillar, Inc.	$ 2,314,495
	Total Machinery	$ 2,314,495
Metals & Mining – 1.4%
59,563	Freeport-McMoRan, Inc.	$ 2,210,383
	Total Metals & Mining	$ 2,210,383
Personal Products – 1.1%
5,082	Estee Lauder Cos, Inc.	$ 1,616,483
	Total Personal Products	$ 1,616,483
Pharmaceuticals – 4.4%
153,890(a)	Elanco Animal Health, Inc.	$ 5,338,444
18,699	Merck & Co., Inc.	1,454,221
	Total Pharmaceuticals	$ 6,792,665
Road & Rail – 3.0%
20,791	Union Pacific Corp.	$ 4,572,565
	Total Road & Rail	$ 4,572,565

The accompanying notes are an integral part of these financial statements.
9

Pioneer Fund VCT Portfolio	Pioneer Variable Contracts Trust
Schedule of Investments 6/30/21 (unaudited) (continued)

Shares		Value
	Semiconductors & Semiconductor Equipment – 9.7%
39,373	Analog Devices, Inc.	$ 6,778,456
4,025	Lam Research Corp.	2,619,067
7,015	NVIDIA Corp.	5,612,702
	Total Semiconductors & Semiconductor Equipment	$ 15,010,225
	Software – 5.8%
27,603	Microsoft Corp.	$ 7,477,653
835(a)	MicroStrategy, Inc.	554,857
3,852(a)	salesforce.com, Inc.	940,928
	Total Software	$ 8,973,438
	Software & Services – 2.5%
10,462	Mastercard, Inc.	$ 3,819,572
	Total Software & Services	$ 3,819,572
	Specialty Retail – 3.6%
7,282	Home Depot, Inc.	$ 2,322,157
9,257(a)	Ulta Beauty, Inc.	3,200,793
	Total Specialty Retail	$ 5,522,950
	Technology Hardware, Storage & Peripherals – 4.7%
53,116	Apple, Inc.	$ 7,274,767
	Total Technology Hardware, Storage & Peripherals	$ 7,274,767
	Textiles, Apparel & Luxury Goods – 1.0%
9,606	NIKE, Inc., Class B	$ 1,484,031
	Total Textiles, Apparel & Luxury Goods	$ 1,484,031
	TOTAL COMMON STOCKS
	(Cost $99,584,975)	$152,158,526
	TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS – 98.7%
	(Cost $99,584,975)	$152,158,526
	OTHER ASSETS AND LIABILITIES – 1.3%	$ 1,950,824
	NET ASSETS – 100.0%	$154,109,350

(A.D.R.) American Depositary Receipts.
(a)         Non-income producing security.
Purchases and sales of securities (excluding temporary cash investments) for the six months ended June 30, 2021, aggregated $66,389,604 and $69,273,473, respectively.
The Portfolio is permitted to engage in purchase and sale transactions (“cross trades”) with certain funds and accounts for which Amundi Asset Management US, Inc. (the “Adviser”) serves as the Portfolio’s investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices. During the six months ended June 30, 2021, the Portfolio did not engage in any cross trade activity.
At June 30, 2021, the net unrealized appreciation on investments based on cost for federal tax purposes of $100,150,810 was as follows:
Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$53,112,595
Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(1,104,879)
Net unrealized appreciation	$52,007,716
Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels below.
Level 1 – unadjusted quoted prices in active markets for identical securities.
Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements — Note 1A.
Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining fair value of investments). See Notes to Financial Statements — Note 1A.
The accompanying notes are an integral part of these financial statements.
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Pioneer Fund VCT Portfolio	Pioneer Variable Contracts Trust

The following is a summary of the inputs used as of June 30, 2021, in valuing the Portfolio’s investments:

	Level 1	Level 2	Level 3	Total
Common Stocks	$152,158,526	$—	$—	$152,158,526
Total Investments in Securities	$152,158,526	$—	$—	$152,158,526

During the six months ended June 30, 2021, there were no transfers in or out of Level 3.
11

Pioneer Fund VCT Portfolio	Pioneer Variable Contracts Trust
Statement of Assets and Liabilities 6/30/21 (unaudited)

ASSETS:
Investments in unaffiliated issuers, at value (cost $99,584,975)	$152,158,526
Cash	2,433,291
Receivables —
Investment securities sold	1,469,592
Portfolio shares sold	91,429
Dividends	133,389
Other assets	564
Total assets	$156,286,791
LIABILITIES:
Payables —
Investment securities purchased	$1,051,084
Portfolio shares repurchased	1,067,441
Due to affiliates	14,909
Accrued expenses	44,007
Total liabilities	$2,177,441
NET ASSETS:
Paid-in capital	$87,752,484
Distributable earnings	66,356,866
Net assets	$154,109,350
NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
Class I (based on $129,054,911/7,081,943 shares)	$18.22
Class II (based on $25,054,439/1,363,040 shares)	$18.38

The accompanying notes are an integral part of these financial statements.
12

Pioneer Fund VCT Portfolio	Pioneer Variable Contracts Trust
Statement of Operations (unaudited)

FOR THE SIX MONTHS ENDED 6/30/21

INVESTMENT INCOME:
Dividends from unaffiliated issuers (net of foreign taxes withheld $4,438)	$768,252
Interest from unaffiliated issuers	1,356
Total investment income		$769,608
EXPENSES:
Management fees	$460,850
Administrative expense	44,117
Distribution fees
Class II	25,985
Custodian fees	13,020
Professional fees	32,543
Printing expense	19,215
Pricing fees	44
Trustees’ fees	3,439
Miscellaneous	3,552
Total expenses		$602,765
Net investment income		$166,843
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments in unaffiliated issuers		$14,270,284
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	$8,698,952
Other assets and liabilities denominated in foreign currencies	(388)	$8,698,564
Net realized and unrealized gain (loss) on investments		$22,968,848
Net increase in net assets resulting from operations		$23,135,691

The accompanying notes are an integral part of these financial statements.
13

Pioneer Fund VCT Portfolio	Pioneer Variable Contracts Trust
Statements of Changes in Net Assets

	Six Months
	Ended
	6/30/21	Year Ended
	(unaudited)	12/31/20
FROM OPERATIONS:
Net investment income (loss)	$166,843	$849,251
Net realized gain (loss) on investments	14,270,284	11,578,710
Change in net unrealized appreciation (depreciation) on investments	8,698,564	13,527,030
Net increase in net assets resulting from operations	$23,135,691	$25,954,991
DISTRIBUTIONS TO SHAREOWNERS:
Class I ($1.54 and $1.42 per share, respectively)	$(10,145,493)	$(9,128,227)
Class II ($1.52 and $1.38 per share, respectively)	(1,974,739)	(1,308,500)
Total distributions to shareowners	$(12,120,232)	$(10,436,727)
FROM PORTFOLIO SHARE TRANSACTIONS:
Net proceeds from sales of shares	$9,059,807	$15,433,978
Reinvestment of distributions	12,120,231	10,436,727
Cost of shares repurchased	(12,648,746)	(20,317,379)
Net increase in net assets resulting from Portfolio share transactions	$8,531,292	$5,553,326
Net increase in net assets	$19,546,751	$21,071,590
NET ASSETS:
Beginning of period	$134,562,599	$113,491,009
End of period	$154,109,350	$134,562,599

	Six Months	Six Months
	Ended	Ended
	6/30/21	6/30/21	Year Ended	Year Ended
	Shares	Amount	12/31/20	12/31/20
	(unaudited)	(unaudited)	Shares	Amount
Class I
Shares sold	140,099	$2,624,005	638,060	$9,584,681
Reinvestment of distributions	568,996	10,145,493	663,204	9,128,227
Less shares repurchased	(543,341)	(9,753,225)	(1,064,140)	(15,621,508)
Net increase	165,754	$3,016,273	237,124	$3,091,400
Class II
Shares sold	344,806	$6,435,802	383,975	$5,849,297
Reinvestment of distributions	109,829	1,974,738	94,337	1,308,500
Less shares repurchased	(161,945)	(2,895,521)	(313,716)	(4,695,871)
Net increase	292,690	$5,515,019	164,596	$2,461,926

The accompanying notes are an integral part of these financial statements.
14

Pioneer Fund VCT Portfolio	Pioneer Variable Contracts Trust
Financial Highlights

	Six Months
	Ended
	6/30/21		Year Ended	Year Ended	Year Ended Year Ended			Year Ended
	(unaudited)		12/31/20	12/31/19	12/31/18		12/31/17	12/31/16*
Class I
Net asset value, beginning of period	$16.83		$14.95	$13.52	$18.29		$17.72	$19.75
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$0.02		$0.11	$0.16	$0.18		$0.21	$0.24
Net realized and unrealized gain (loss)
on investments	2.91		3.19	3.83	(0.24)		3.31	1.46
Net increase (decrease) from
investment operations	$2.93		$3.30	$3.99	$(0.06)		$3.52	$1.70
Distributions to shareowners:
Net investment income	$(0.03)		$(0.11)	$(0.15)	$(0.19)		$(0.21)	$(0.24)
Net realized gain	(1.51)		(1.31)	(2.41)	(4.52)		(2.74)	(3.49)
Total distributions	$(1.54)		$(1.42)	$(2.56)	$(4.71)		$(2.95)	$(3.73)
Net increase (decrease) in net asset value	$1.39		$1.88	$1.43	$(4.77)		$0.57	$(2.03)
Net asset value, end of period	$18.22		$16.83	$14.95	$13.52		$18.29	$17.72
Total return (b)	17.59	%(c)	24.28%	31.33%	(1.51	)%(d)	21.72%	9.81%
Ratio of net expenses to average net assets	0.81	%(e)	0.79%	0.82%	0.82%		0.77%	0.75%
Ratio of net investment income (loss) to average
net assets	0.27	%(e)	0.77%	1.08%	1.12%		1.16%	1.32%
Portfolio turnover rate	48	%(c)	91%	70%	58%		59%	60%
Net assets, end of period (in thousands)	$129,055		$116,401	$99,853	$84,375		$101,056	$121,626

*	The Portfolio was audited by an independent registered public accounting firm other than Ernst & Young LLP.
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

(c)	Not annualized.
(d)	If the Portfolio had not recognized gains in settlement of class action lawsuits during the year ended December 31, 2018, the total return would have been (1.55)%.
(e)	Annualized.
NOTE:  The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.
The accompanying notes are an integral part of these financial statements.
15

Pioneer Fund VCT Portfolio	Pioneer Variable Contracts Trust
Financial Highlights (continued)

	Six Months
	Ended
	6/30/21		Year Ended	Year Ended	Year Ended		Year Ended	Year Ended
	(unaudited)		12/31/20	12/31/19	12/31/18		12/31/17	12/31/16*
Class II
Net asset value, beginning of period	$16.97		$15.06	$13.60	$18.35		$17.78	$19.79
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$0.00(b	)	$0.08	$0.12	$0.14		$0.16	$0.19
Net realized and unrealized gain (loss)
on investments	2.93		3.21	3.86	(0.24)		3.32	1.48
Net increase (decrease) from
investment operations	$2.93		$3.29	$3.98	$(0.10)		$3.48	$1.67
Distributions to shareowners:
Net investment income	$(0.01)		$(0.07)	$(0.11)	$(0.13)		$(0.17)	$(0.19)
Net realized gain	(1.51)		(1.31)	(2.41)	(4.52)		(2.74)	(3.49)
Total distributions	$(1.52)		$(1.38)	$(2.52)	$(4.65)		$(2.91)	$(3.68)
Net increase (decrease) in net asset value	$1.41		$1.91	$1.46	$(4.75)		$0.57	$(2.01)
Net asset value, end of period	$18.38		$16.97	$15.06	$13.60		$18.35	$17.78
Total return (c)	17.44	%(d)	23.96%	31.03%	(1.74	)%(e)	21.36%	9.62%
Ratio of net expenses to average net assets	1.07	%(f)	1.04%	1.07%	1.07%		1.02%	1.00%
Ratio of net investment income (loss) to average
net assets	0.03	%(f)	0.50%	0.83%	0.88%		0.91%	1.07%
Portfolio turnover rate	48	%(d)	91%	70%	58%		59%	60%
Net assets, end of period (in thousands)	$25,054		$18,162	$13,638	$11,237		$13,060	$15,328

*	The Portfolio was audited by an independent registered public accounting firm other than Ernst & Young LLP.
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Amount rounds to less than $0.01 or $(0.01) per-share.
(c)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

(d)	Not annualized.
(e)	If the Portfolio had not recognized gains in settlement of class action lawsuits during the year ended December 31, 2018, the total return would have been (1.78)%.
(f)	Annualized.
NOTE:  The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.
The accompanying notes are an integral part of these financial statements.
16

Pioneer Fund VCT Portfolio	Pioneer Variable Contracts Trust
Notes to Financial Statements 6/30/21 (unaudited)

1. Organization and Significant Accounting Policies
Pioneer Fund VCT Portfolio (the “Portfolio”) is one of 8 portfolios comprising Pioneer Variable Contracts Trust (the “Trust”), a Delaware statutory trust. The Portfolio is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objectives of the Portfolio are reasonable income and capital growth.
The Portfolio offers two classes of shares designated as Class I and Class II shares. Each class of shares represents an interest in the same portfolio of investments of the Portfolio and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses, such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Trust gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareowner approval. Under per-share voting, each share of a class of the Portfolio is entitled to one vote. Under dollar-weighted voting, a shareowner’s voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class I shares.
Portfolio shares may be purchased only by insurance companies for the purpose of funding variable annuity and variable life insurance contracts or by qualified pension and retirement plans.
Amundi Asset Management US, Inc., an indirect, wholly owned subsidiary of Amundi and Amundi’s wholly owned subsidiary, Amundi USA, Inc., serves as the Portfolio’s investment adviser (the “Adviser”). Prior to January 1, 2021, the Adviser was named Amundi Pioneer Asset Management, Inc. Amundi Distributor US, Inc., an affiliate of Amundi Asset Management US, Inc., serves as the Portfolio’s distributor (the “Distributor”).
In August 2018, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update 2018-13 “Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement” (“ASU 2018-13”) which modifies disclosure requirements for fair value measurements, principally for Level 3 securities and transfers between levels of the fair value hierarchy. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years. The Portfolio has adopted ASU 2018-13 for the six months ended June 30, 2021. The impact to the Portfolio’s adoption was limited to changes in the Portfolio’s disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy and disclosure of the range and weighted average used to develop significant unobservable inputs for Level 3 fair value investments, when applicable.
The Portfolio is an investment company and follows investment company accounting and reporting guidance under U.S. Generally Accepted Accounting Principles (“U.S. GAAP”). U.S. GAAP requires the management of the Portfolio to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements:
A.  Security Valuation
The net asset value of the Portfolio is computed once daily, on each day the New York Stock Exchange (“NYSE”) is open, as of the close of regular trading on the NYSE.
Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.
17

Pioneer Fund VCT Portfolio	Pioneer Variable Contracts Trust
Notes to Financial Statements 6/30/21 (unaudited) (continued)

The value of foreign securities is translated into U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing source. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Portfolio’s shares are determined as of such times. The Portfolio may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.
Securities for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser pursuant to procedures adopted by the Portfolio’s Board of Trustees. The Adviser’s fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. The Adviser’s fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.
Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Portfolio may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Portfolio’s net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Portfolio’s securities may differ significantly from exchange prices, and such differences could be material.
At June 30, 2021, no securities were valued using fair value methods (other than securities valued using prices supplied by independent pricing services, broker-dealers or using a third party insurance industry pricing model).
B.   Investment Income and Transactions
Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence.
Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.
Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.
Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.
C.   Foreign Currency Translation
The books and records of the Portfolio are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.
Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency exchange contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statement of Operations from the effects of changes in the market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.
D.   Federal Income Taxes
It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of December 31, 2020, the Portfolio did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.
The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or
18

Pioneer Fund VCT Portfolio	Pioneer Variable Contracts Trust

classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.
A portion of the dividend income recorded by the Portfolio is from distributions by publicly traded Real Estate Investment Trusts (“REITs”), and such distributions for tax purposes may also consist of capital gains and return of capital. The actual return of capital and capital gains portions of such distributions will be determined by formal notifications from the REITs subsequent to the calendar year-end. Distributions received from the REITs that are determined to be a return of capital are recorded by the Portfolio as a reduction of the cost basis of the securities held and those determined to be capital gain are reflected as such on the Statement of Operations.
The tax character of current year distributions payable will be determined at the end of the current taxable year. The tax character of distributions paid during the year ended December 31, 2020 was as follows:
2020
Distributions paid from:
Ordinary income	$ 2,349,207
Long-term capital gain	8,087,520
Total	$ 10,436,727
The following shows the components of distributable earnings on a federal income tax basis at December 31, 2020.
2020
Distributable Earnings:
Undistributed long-term capital gain	$ 9,551,896
Undistributed ordinary income	2,479,934
Net unrealized appreciation	43,309,577
Total	$ 55,341,407
The difference between book-basis and tax-basis net unrealized appreciation is attributable to the tax deferral of losses on wash sales and the tax basis adjustments on REITs and common stocks.
E.   Portfolio Shares and Class Allocations
The Portfolio records sales and repurchases of its shares as of trade date. Distribution fees for Class II shares are calculated based on the average daily net asset value attributable to Class II shares of the Portfolio (see Note 5). Class I shares do not pay distribution fees.
Income, common expenses (excluding transfer agent and distribution fees) and realized and unrealized gains and losses are calculated at the Portfolio level and allocated daily to each class of shares based on its respective percentage of the adjusted net assets at the beginning of the day.
All expenses and fees paid to the Portfolio’s transfer agent for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 4).
Dividends and distributions to shareowners are recorded on the ex-dividend date. Distributions paid by the Portfolio with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class I and Class II shares can reflect different transfer agent and distribution expense rates.
F.   Risks
The value of securities held by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, recessions, the spread of infectious illness or other public health issues, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread. A general rise in interest rates could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from the Portfolio.
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Pioneer Fund VCT Portfolio	Pioneer Variable Contracts Trust
Notes to Financial Statements 6/30/21 (unaudited) (continued)

At times, the Portfolio’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Portfolio more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Portfolio’s investments in foreign markets and countries with limited developing markets may subject the Portfolio to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions and the imposition of adverse governmental laws or currency exchange restrictions.
The Portfolio may invest in REIT securities, the value of which can fall for a variety of reasons, such as declines in rental income, fluctuating interest rates, poor property management, environmental liabilities, uninsured damage, increased competition, or changes in real estate tax laws.
With the increased use of technologies such as the Internet to conduct business, the Portfolio is susceptible to operational, information security and related risks. While the Portfolio’s Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified. Furthermore, the Portfolio cannot control the cybersecurity plans and systems put in place by service providers to the Portfolio such as Brown Brothers Harriman & Co., the Portfolio’s custodian and accounting agent, and DST Asset Manager Solutions, Inc., the Portfolio’s transfer agent. In addition, many beneficial owners of Portfolio shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Portfolio nor the Adviser exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at the Adviser or the Portfolio’s service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Portfolio’s ability to calculate its net asset value, impediments to trading, the inability of Portfolio shareowners to effect share purchases, redemptions or exchanges or receive distributions, loss of or unauthorized access to private shareowner information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.
COVID-19
The respiratory illness COVID-19 caused by a novel coronavirus has resulted in a global pandemic and major disruption to economies and markets around the world, including the United States. Global financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some interest rates are very low and in some cases yields are negative. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of the Portfolio’s investments. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. Governments and central banks, including the Federal Reserve in the U.S., have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The impact of these measures, and whether they will be effective to mitigate the economic and market disruption, will not be known for some time. The consequences of high public debt, including its future impact on the economy and securities markets, likewise may not be known for some time.
The Portfolio’s prospectus contains unaudited information regarding the Portfolio’s principal risks. Please refer to that document when considering the Portfolio’s principal risks.
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Pioneer Fund VCT Portfolio	Pioneer Variable Contracts Trust

2. Management Agreement
The Adviser manages the Portfolio. Management fees are calculated daily and paid monthly at the annual rate of 0.65% of the Portfolio’s average daily net assets. For the six months ended June 30, 2021, the effective management fee was equivalent to 0.65% (annualized) of the Portfolio’s average daily net assets.
In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio as administrative reimbursements. Included in “Due to affiliates” reflected on the Statement of Assets and Liabilities is $14,054 in management fees, administrative costs and certain other reimbursements payable to the Adviser at June 30, 2021.
3. Compensation of Trustees and Officers
The Portfolio pays an annual fee to its Trustees. The Adviser reimburses the Portfolio for fees paid to the Interested Trustees. The Portfolio does not pay any salary or other compensation to its officers. For the six months ended June 30, 2021, the Portfolio paid $3,439 in Trustees’ compensation, which is reflected on the Statement of Operations as Trustees’ fees. At June 30, 2021, the Portfolio had a payable for Trustees’ fees on its Statement of Assets and Liabilities of $–.
4. Transfer Agent
DST Asset Manager Solutions, Inc. serves as the transfer agent to the Portfolio at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Portfolio’s omnibus relationship contracts.
5. Distribution Plan
The Portfolio has adopted a distribution plan (the “Plan”) pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class II shares. Pursuant to the Plan, the Portfolio pays the Distributor a distribution fee of 0.25% of the average daily net assets attributable to Class II shares to compensate the Distributor for (1) distribution services and (2) personal and account maintenance services performed and expenses incurred by the Distributor in connection with the Portfolio’s Class II shares. Included in “Due to affiliates” reflected on the Statement of Assets and Liabilities is $855 in distribution fees payable to the Distributor at June 30, 2021.
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Pioneer Fund VCT Portfolio	Pioneer Variable Contracts Trust
Statement Regarding Liquidity Risk Management Program

As required by law, the Portfolio has adopted and implemented a liquidity risk management program (the “Program”) that is designed to assess and manage liquidity risk. Liquidity risk is the risk that the Portfolio could not meet requests to redeem its shares without significant dilution of remaining investors’ interests in the Portfolio. The Portfolio’s Board of Trustees designated a liquidity risk management committee (the “Committee”) consisting of employees of Amundi Asset Management US, Inc., to administer the Program.
The Committee provided the Board of Trustees with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation (the “Report”). The Report covered the period from January 1, 2020 through December 31, 2020 (the “Reporting Period”).
The Report confirmed that, throughout the Reporting Period, the Committee had monitored the Portfolio’s portfolio liquidity and liquidity risk on an ongoing basis, as described in the Program and in Board reporting throughout the Reporting Period.
The Report discussed the Committee’s annual review of the Program, which addressed, among other things, the following elements of the Program: The Committee reviewed the Portfolio’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions. The Committee noted that the Portfolio’s investment strategy continues to be appropriate for an open-end fund, taking into account, among other things, whether and to what extent the Portfolio held less liquid and illiquid assets and the extent to which any such investments affected the Portfolio’s ability to meet redemption requests. In managing and reviewing the Portfolio’s liquidity risk, the Committee also considered the extent to which the Portfolio’s investment strategy involves a relatively concentrated portfolio or large positions in particular issuers, the extent to which the Portfolio uses borrowing for investment purposes, and the extent to which the Portfolio uses derivatives (including for hedging purposes). The Committee also reviewed the Portfolio’s short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. In assessing the Portfolio’s cash flow projections, the Committee considered, among other factors, historical net redemption activity, redemption policies, ownership concentration, distribution channels, and the degree of certainty associated with the Portfolio’s short-term and long-term cash flow projections. The Committee also considered the Portfolio’s holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources, including, if applicable, the Portfolio’s participation in a credit facility, as components of the Portfolio’s ability to meet redemption requests. The Portfolio has adopted an in-kind redemption policy which may be utilized to meet larger redemption requests.
The Committee reviewed the Program’s liquidity classification methodology for categorizing the Portfolio’s investments into one of four liquidity buckets. In reviewing the Portfolio’s investments, the Committee considered, among other factors, whether trading varying portions of a position in a particular portfolio investment or asset class in sizes the Portfolio would reasonably anticipate trading, would be reasonably expected to significantly affect liquidity.
The Committee performed an analysis to determine whether the Portfolio is required to maintain a Highly Liquid Investment Minimum, and determined that no such minimum is required because the Portfolio primarily holds highly liquid investments.
The Report stated that the Committee concluded the Program operates adequately and effectively, in all material respects, to assess and manage the Portfolio’s liquidity risk throughout the Reporting Period.
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Pioneer Variable Contracts Trust

Officers
Lisa M. Jones, President and Chief Executive Officer
Anthony J. Koenig, Jr., Treasurer and Chief Financial and
  Accounting Officer
Christopher J. Kelley, Secretary and Chief Legal Officer

Investment Adviser and Administrator
Amundi Asset Management US, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Principal Underwriter
Amundi Distributor US, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Transfer Agent
DST Asset Manager Solutions, Inc.
Trustees Thomas J. Perna, Chairman John E. Baumgardner, Jr. Diane Durnin Benjamin M. Friedman Lisa M. Jones Craig C. MacKay Lorraine H. Monchak Marguerite A. Piret Fred J. Ricciardi Kenneth J. Taubes

29

Proxy Voting Policies and Procedures of the Portfolio are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Portfolio voted proxies relating to Portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundi.com/us. This information is also available on the Securities and Exchange Commission’s web site at www.sec.gov.

19611-15-0821

Pioneer Variable Contracts Trust

Pioneer Real Estate Shares

VCT Portfolio
Class I and II Shares

Semiannual Report | June 30, 2021

Paper copies of the Portfolio’s shareholder reports may no longer be sent by mail, unless you specifically request paper copies of the reports from the insurance company that offers your variable annuity or variable life insurance contract, or from your financial intermediary. Instead, the insurance company may choose to make the reports available on a website, and will notify you by mail each time a shareholder report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.
You may elect to receive all future Portfolio shareholder reports in paper form, free of charge, from the insurance company. You can inform the insurance company or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by following the instructions provided by the insurance company, or by contacting your financial intermediary. Your election to receive reports in paper form will apply to all portfolios available under your contract with the insurance company.
Please refer to your contract prospectus to determine the applicable share class offered under your contract.

Pioneer Variable Contracts Trust

This report is authorized for distribution only when preceded or accompanied by a prospectus for the Portfolio being offered.
Pioneer Variable Contracts Trust files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s web site at https://www.sec.gov.

Pioneer Real Estate VCT Portfolio	Pioneer Variable Contracts Trust

Portfolio Update 6/30/21

5 Largest Holdings
(As a percentage of total investments)*
1.	Prologis, Inc.	8.90%
2.	Equinix, Inc.	8.77
3.	Simon Property Group, Inc.	5.70
4.	National Storage Affiliates Trust	4.48
5.	Extra Space Storage, Inc.	3.80

*
Excludes temporary cash investments and all derivative contracts except for options purchased. The Portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities.

Performance Update 6/30/21

Prices and Distributions

Net Asset Value per Share	6/30/21	12/31/20
Class I	$8.91	$7.63
Class II	$8.94	$7.67

	Net
Distributions per Share	Investment	Short-Term	Long-Term
(1/1/21 – 6/30/21)	Income	Capital Gains	Capital Gains
Class I	$0.0400	$ —	$ —
Class II	$0.0400	$ —	$ —

Performance of a $10,000 Investment
The following chart shows the change in value of an investment made in Class I and Class II shares of Pioneer Real Estate Shares VCT Portfolio at net asset value during the periods shown, compared to that of the Morgan Stanley Capital International (MSCI) U.S. REIT Index. Portfolio returns are based on net asset value and do not reflect applicable insurance fees and surrender charges.

Average Annual Total Returns
(As of June 30, 2021)
			MSCI U.S.
	Class I	Class II	REIT Index
10 Years	8.64%	8.36%	9.38%
5 Years	5.13%	4.85%	6.32%
1 Year	33.68%	33.25%	38.05%

All total returns shown assume reinvestment of distributions at net asset value.
The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.
Effective January 1, 2018, the Adviser became directly responsible for portfolio management of the Portfolio. The performance shown for periods prior to January 1, 2018 reflects the investment strategies employed during those periods.

Call 1-800-688-9915 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers, performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

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Pioneer Real Estate VCT Portfolio	Pioneer Variable Contracts Trust
Comparing Ongoing Portfolio Expenses

As a shareowner in the Portfolio, you incur two types of costs:
(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and
(2) transaction costs, including sales charges (loads) on purchase payments.
This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds offered through your variable annuity contract. The example is based on an investment of $1,000 at the beginning of the Portfolio’s latest six-month period and held throughout the six months.
Using the Tables
Actual Expenses
The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:
1. Divide your account value by $1,000
Example: an $8,600 account value ÷ $1,000 = 8.6
2. Multiply the result in (1) above by the corresponding share class’s number in the third row under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Expenses Paid on a $1,000 Investment in Pioneer Real Estate Shares VCT Portfolio
Based on actual returns from January 1, 2021 through June 30, 2021.

Share Class	I	II
Beginning Account Value on 1/1/21	$1,000.00	$1,000.00
Ending Account Value on 6/30/21	$1,173.30	$1,171.00
Expenses Paid During Period*	$ 7.71	$ 9.04
*
Expenses are equal to the Portfolio’s annualized expense ratio of 1.43% and 1.68%, for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Hypothetical Example for Comparison Purposes
The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other variable annuities.
Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different variable annuities. In addition, if these transaction costs were included, your costs would have been higher.
Expenses Paid on a $1,000 Investment in Pioneer Real Estate Shares VCT Portfolio
Based on a hypothetical 5% per year return before expenses, reflecting the period from January 1, 2021 through June 30, 2021.

Share Class	I	II
Beginning Account Value on 1/1/21	$1,000.00	$1,000.00
Ending Account Value on 6/30/21	$1,017.70	$1,016.46
Expenses Paid During Period*	$ 7.15	$ 8.40
*
Expenses are equal to the Portfolio’s annualized expense ratio of 1.43% and 1.68%, for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

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Pioneer Real Estate VCT Portfolio	Pioneer Variable Contracts Trust
Portfolio Management Discussion 6/30/21

Call 1-800-688-9915 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

In the following interview, Raymond Haddad discusses the market environment for real estate investment trusts (REITs) and other real estate-related investments and the factors that influenced the performance of Pioneer Real Estate Shares VCT Portfolio during the six-month reporting period ended June 30, 2021. Mr. Haddad, a vice president and portfolio manager at Amundi Asset Management US, Inc. (Amundi US), is responsible for the day-to-day management of the Portfolio.
Q:How did the Portfolio perform during the six-month period ended June 30, 2021?
A:Pioneer Real Estate Shares VCT Portfolio’s Class I shares returned 17.33% at net asset value during the six-month period ended June 30, 2021, and Class II shares returned 17.10%, while the Portfolio’s benchmark, the Morgan Stanley Capital International (MSCI) US Real Estate Investment Trust (REIT) Index1, returned 21.80%.
Q:How would you describe the market environment for REIT investors during the six-month period ended June 30, 2021?
A:Amid stronger economic growth and aided by considerable fiscal stimulus from the US government, the environment for the US real estate market continued to improve during the first half of 2021. The easing of COVID-19-related restrictions in the wake of more widespread vaccine distributions, pent-up demand, and consumer savings amassed while many businesses either closed or operated at lower capacity for roughly a year helped the US economy, as measured by gross domestic product (GDP), grow at a 6.4% pace in the first quarter of 2021. That backdrop, combined with investors’ appetite for higher-risk assets, contributed to strong gains for real estate-related assets and helped the sector recoup much of the ground it had lost during 2020.
While all seven subsectors within the Portfolio’s benchmark, the MSCI US REIT Index, posted positive results for the six-month period, those that had struggled the most under COVID-19-related lockdown measures outperformed during the reporting period. Accordingly, malls, lodging, and apartment REITs led the rebound. Office REITs and “stay-at-home” REIT sectors, such as data centers and wireless towers, also saw positive results for the six-month period, but lagged the overall market.
Despite positive overall performance, the six-month period was not without headwinds and bouts of market volatility. Uncertainty with regard to inflationary pressures and the emergence of the COVID-19 “Delta” variant, which caused a large spike in virus cases in Asia and other areas, weighed on investor sentiment at times.

1
The MSCI information may only be used for your internal use, may not be reproduced or re-disseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an “as is” basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the “MSCI Parties”) expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages.

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Pioneer Real Estate VCT Portfolio	Pioneer Variable Contracts Trust

Q:Which investments detracted from the Portfolio’s benchmark-relative performance during the six-month period ended June 30, 2021?
A:We had a guarded short-term outlook when the reporting period began back in January. The lingering uncertainty created by the pandemic, questions about the timing of a full economic recovery, and the risk of a sudden reversal in investor confidence had contributed to a fragile backdrop, in our view. With that in mind, we positioned the Portfolio with underweight exposures versus the benchmark in coastal apartments and mall REITs. However, given the surprising speed and strength of the US recovery during the first half of 2021, those allocation decisions detracted from the Portfolio’s benchmark-relative results. Our more cautious stance also meant that we had underestimated how fast the self-storage REIT subsector would recover, which proved to be another detractor from relative returns.
With regard to individual REITs, our decision to avoid investing in Equity Residential (EQR), Avalon Apartments (AVB), and Public Storage detracted the most from the Portfolio’s benchmark-relative results during the six-month period, as each of those REITs turned in solid performance. The Portfolio’s lack of exposure to those REITs stemmed purely from our decision to invest in other companies within the apartments and storage subsectors. With regard to EQR and AVB, both of which have a focus on large metropolitan cities on the east and west coasts, we thought it was more prudent to invest the Portfolio in apartment REITs that had less geographical exposure to the bi-coastal pandemic outbreaks. However, when investor sentiment shifted during the period, EQR and AVB rallied more strongly than the Portfolio’s investments in REITs that had not experienced the same degree of price deterioration during the height of the pandemic.
The Portfolio’s holdings within storage REITs saw a similar story play out over the six-month period. The Portfolio’s investments in storage REITs fared well, but the holdings lagged the performance of Public Storage, a benchmark component within the sector that outperformed the broader REIT market. Despite their underperformance over the period, we believe the Portfolio’s storage REITs, most of which have typically focused on smaller, less-fragmented markets, continue to be attractive investments, and could potentially be more active on the mergers and acquisitions front.
Q:Which investments or strategies aided the Portfolio’s benchmark-relative performance during the six-month period ended June 30, 2021?
A:Overweight exposures to lodging, retail, and other companies that we believed could stand to benefit from a broader reopening of the US economy performed well and aided the Portfolio’s benchmark-relative returns during the six-month period. Within the lodging subsector, the Portfolio’s investment in Park Hotels and Resorts was the top positive contributor to relative performance for the period. The REIT has a diverse portfolio of iconic hotels and resorts located in top US and international markets. We believe Park could benefit from continued property openings and a potential recovery in business travel.

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Pioneer Real Estate VCT Portfolio	Pioneer Variable Contracts Trust
Portfolio Management Discussion 6/30/21 (continued)

A Word About Risk:
All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility and heightened uncertainty. The market prices of securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, recessions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues or adverse investor sentiment. These conditions may continue, recur, worsen or spread.
The Portfolio invests in REIT securities, the value of which can fall for a variety of reasons, such as declines in rental income, fluctuating interest rates, poor property management, environmental liabilities, uninsured damage, increased competition, or changes in real estate tax laws.
The Portfolio invests in a limited number of securities and, as a result, the Portfolio’s performance may be more volatile than the performance of other portfolios holding more securities.
Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.
When interest rates rise, the prices of fixed-income securities in the Portfolio will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Portfolio will generally rise.
At times, the Portfolio’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Portfolio more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.
These risks may increase share price volatility.

The second- and third-best relative performers for the Portfolio during the period were holdings in companies that fell outside of the MSCI US REIT benchmark, but still reside within the real estate sector. A position in Urban Outfitters fared well, as mall reopenings and increased consumer spending boosted the company’s performance. Finally, given a booming housing market, the Portfolio’s investment in Jones LaSalle, a real estate services company, benefited from increased lease transactions over the six-month period.
Q:Did you make any noteworthy adjustments to the Portfolio’s sector allocations during the six-month period ended June 30, 2021?
A:Yes. During the first four months of the period, we began shifting some of the Portfolio’s investments into the REIT subsectors that had faced the biggest challenges from the lockdown measures related to the pandemic. As part of the strategy, we increased the Portfolio’s exposure to economically sensitive, cyclical subsectors that we believed could perform well if the US economy continued on a path towards a full reopening.
Q:Did the Portfolio have exposure to any derivative securities during the six-month period ended June 30, 2021?
A:No, the Portfolio had no exposure to derivative investments during the six-month period.
Q:What is your outlook?
A:In our view, the performance of the REIT market has continued to depend largely on the pace of reopenings, the path of COVID-19 variants, and vaccination rates. We believe a muted interest-rate environment could continue to act as a sign to investors that the economy is improving, with a lower risk of an overheated economy.
We feel that the biggest headwinds to further improvements include sharply rising interest rates, an increase in COVID-19 hospitalizations, and the potential for more economic shutdowns should cases and hospitalizations spike dramatically. On the other hand, we think continued improvement in economic growth and employment trends, coupled with strong consumer spending, might bode well for real estate-related assets.

Please refer to the Schedule of Investments on pages 7 to 8 for a full listing of Portfolio securities.
Past performance is no guarantee of future results.
Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio’s historical or future performance are statements of opinion as of the date of this report.

6

Pioneer Real Estate VCT Portfolio	Pioneer Variable Contracts Trust
Schedule of Investments 6/30/21 (unaudited)

Shares		Value
	UNAFFILIATED ISSUERS – 98.5%
	COMMON STOCKS – 98.5% of Net Assets
	Equity Real Estate Investment Trusts (REITs) – 96.2%
7,890	Acadia Realty Trust	$ 173,264
4,169	Alexandria Real Estate Equities, Inc.	758,508
19,055	American Homes 4 Rent	740,287
1,592	American Tower Corp.	430,063
18,870	Brixmor Property Group, Inc.	431,934
8,204	Broadstone Net Lease, Inc.	192,056
3,502	Camden Property Trust	464,610
15,479(a)	CorePoint Lodging, Inc.	165,625
2,648	CyrusOne, Inc.	189,385
9,871(a)	DiamondRock Hospitality Co.	95,749
18,729(a)	DigitalBridge Group, Inc.	147,959
4,930	EastGroup Properties, Inc.	810,738
2,647	Equinix, Inc.	2,124,482
12,310	Essential Properties Realty Trust, Inc.	332,862
3,006	Essex Property Trust, Inc.	901,830
5,625	Extra Space Storage, Inc.	921,488
7,350	First Industrial Realty Trust, Inc.	383,891
2,757	Hannon Armstrong Sustainable Infrastructure Capital, Inc.	154,806
17,805	Independence Realty Trust, Inc.	324,585
1,535	Innovative Industrial Properties, Inc.	293,216
778(a)	Jones Lang LaSalle, Inc.	152,068
19,991	Kimco Realty Corp.	416,812
6,406	Kite Realty Group Trust	140,996
1,101	Lamar Advertising Co.	114,966
4,750	Life Storage, Inc.	509,913
27,027	Macerich Co.	493,243
6,900	MGM Growth Properties LLC	252,678
4,515	Mid-America Apartment Communities, Inc.	760,416
21,450	National Storage Affiliates Trust	1,084,512
5,938	NETSTREIT Corp.	136,930
4,140	NexPoint Residential Trust, Inc.	227,617
23,615(a)	Park Hotels & Resorts, Inc.	486,705
8,716	Pebblebrook Hotel Trust	205,262
2,925	Preferred Apartment Communities, Inc.	28,519
18,035	Prologis, Inc.	2,155,724
3,274	Regency Centers Corp.	209,765
33,499	Retail Properties of America, Inc.	383,564
3,629	Retail Value, Inc.	78,931
5,104	Rexford Industrial Realty, Inc.	290,673
1,969(a)	Ryman Hospitality Properties, Inc.	155,472
2,772	Safehold, Inc.	217,602
10,583	Simon Property Group, Inc.	1,380,870
17,701	SITE Centers Corp.	266,577
5,538	SL Green Realty Corp.	443,040
3,659	STAG Industrial, Inc.	136,956
4,090	Sun Communities, Inc.	701,026
7,228	Tanger Factory Outlet Centers, Inc.	136,248
16,336	UDR, Inc.	800,137

The accompanying notes are an integral part of these financial statements.
7

Pioneer Real Estate VCT Portfolio	Pioneer Variable Contracts Trust
Schedule of Investments 6/30/21 (unaudited) (continued)

Shares		Value
	Equity Real Estate Investment Trusts (REITs) – (continued)
5,324	Urstadt Biddle Properties, Inc.	$ 103,179
8,793	VICI Properties, Inc.	272,759
10,414	Welltower, Inc.	865,403
391(a)	Xenia Hotels & Resorts, Inc.	7,323
	Total Equity Real Estate Investment Trusts (REITs)	$23,653,224
	Real Estate Management & Development – 1.9%
6,823(a)	eXp World Holdings, Inc.	$ 264,528
11,741(a)	Realogy Holdings Corp.	213,921
	Total Real Estate Management & Development	$ 478,449
	Specialty Retail – 0.4%
2,325(a)	Urban Outfitters, Inc.	$ 95,837
	Total Specialty Retail	$ 95,837
	TOTAL COMMON STOCKS
	(Cost $17,847,809)	$24,227,510
	TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS – 98.5%
	(Cost $17,847,809)	$24,227,510
	OTHER ASSETS AND LIABILITIES – 1.5%	$ 359,957
	NET ASSETS – 100.0%	$24,587,467

REIT	Real Estate Investment Trust.
(a)	Non-income producing security.

Purchases and sales of securities (excluding temporary cash investments) for the six months ended June 30, 2021, aggregated $13,733,520 and $15,112,845, respectively.
The Portfolio is permitted to engage in purchase and sale transactions (“cross trades”) with certain funds and accounts for which Amundi Asset Management US, Inc. (the “Adviser”) serves as the Portfolio’s investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices. During the six months ended June 30, 2021, the Portfolio did not engage in any cross trade activity.
At June 30, 2021, the net unrealized appreciation on investments based on cost for federal tax purposes of $17,927,077 was as follows:
Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$ 6,400,391
Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(99,958)
Net unrealized appreciation	$ 6,300,433

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels below.
Level 1 – unadjusted quoted prices in active markets for identical securities.
Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements — Note 1A.
Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining fair value of investments). See Notes to Financial Statements — Note 1A.

The following is a summary of the inputs used as of June 30, 2021, in valuing the Portfolio’s investments:

	Level 1	Level 2	Level 3	Total
Common Stocks	$24,227,510	$ —	$ —	$ 24,227,510
Total Investments in Securities	$24,227,510	$ —	$ —	$ 24,227,510

During the six months ended June 30, 2021, there were no transfers in or out of Level 3.

The accompanying notes are an integral part of these financial statements.
8

Pioneer Real Estate VCT Portfolio	Pioneer Variable Contracts Trust
Statement of Assets and Liabilities 6/30/21 (unaudited)

ASSETS:
Investments in unaffiliated issuers, at value (cost $17,847,809)	$24,227,510
Receivables —
Investment securities sold	817,327
Portfolio shares sold	308
Dividends	55,646
Other assets	660
Total assets	$25,101,451

LIABILITIES:
Due to custodian	$ 27,981
Payables —
Investment securities purchased	409,450
Portfolio shares repurchased	45,004
Professional fees	27,935
Due to affiliates	627
Accrued expenses	2,987
Total liabilities	$ 513,984

NET ASSETS:
Paid-in capital	$18,128,928
Distributable earnings	6,458,539
Net assets	$24,587,467

NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
Class I (based on $6,474,060/726,955 shares)	$ 8.91
Class II (based on $18,113,407/2,025,335 shares)	$ 8.94

The accompanying notes are an integral part of these financial statements.

9

Pioneer Real Estate VCT Portfolio	Pioneer Variable Contracts Trust
Statement of Operations (unaudited)

FOR THE SIX MONTHS ENDED 6/30/21
INVESTMENT INCOME:
Dividends from unaffiliated issuers	$ 295,627
Interest from unaffiliated issuers	54
Total investment income		$ 295,681
EXPENSES:
Management fees	$ 92,920
Administrative expense	29,608
Distribution fees
Class II	21,364
Custodian fees	3,500
Professional fees	28,929
Printing expense	7,000
Trustees’ fees	3,509
Insurance expense	38
Miscellaneous	298
Total expenses		$ 187,166
Net investment income		$ 108,515
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments in unaffiliated issuers		$ 2,766,350
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	$ 854,073
Other assets and liabilities denominated in foreign currencies	6	$ 854,079
Net realized and unrealized gain (loss) on investments		$ 3,620,429
Net increase in net assets resulting from operations		$ 3,728,944

The accompanying notes are an integral part of these financial statements.
10

Pioneer Real Estate VCT Portfolio	Pioneer Variable Contracts Trust
Statements of Changes in Net Assets

	Six Months
	Ended
	6/30/21	Year Ended
	(unaudited)	12/31/20
FROM OPERATIONS:
Net investment income (loss)	$ 108,515	$ 128,997
Net realized gain (loss) on investments	2,766,350	(2,658,239)
Change in net unrealized appreciation (depreciation) on investments	854,079	407,425
Net increase (decrease) in net assets resulting from operations	$ 3,728,944	$ (2,121,817)
DISTRIBUTIONS TO SHAREOWNERS:
Class I ($0.04 and $2.54 per share, respectively)	$ (29,896)	$ (1,496,545)
Class II ($0.04 and $2.52 per share, respectively)	(82,637)	(4,189,955)
Tax return of capital:
Class I ($— and $0.09 per share, respectively)	—	(57,589)
Class II ($— and $0.09 per share, respectively)	—	(163,361)
Total distributions to shareowners	$ (112,533)	$ (5,907,450)
FROM PORTFOLIO SHARE TRANSACTIONS:
Net proceeds from sales of shares	$ 591,702	$ 1,406,759
Reinvestment of distributions	112,533	5,907,450
Cost of shares repurchased	(2,139,961)	(3,955,339)
Net increase (decrease) in net assets resulting from Portfolio share transactions	$ (1,435,726)	$ 3,358,870
Net increase (decrease) in net assets	$ 2,180,685	$ (4,670,397)
NET ASSETS:
Beginning of period	$ 22,406,782	$ 27,077,179
End of period	$ 24,587,467	$ 22,406,782

	Six Months	Six Months
	Ended	Ended
	6/30/21	6/30/21	Year Ended	Year Ended
	Shares	Amount	12/31/20	12/31/20
	(unaudited)	(unaudited)	Shares	Amount
Class I
Shares sold	23,418	$ 189,948	34,380	$ 274,499
Reinvestment of distributions	3,519	29,896	221,074	1,554,134
Less shares repurchased	(71,453)	(592,708)	(92,700)	(767,176)
Net increase (decrease)	(44,516)	$ (372,864)	162,754	$ 1,061,457
Class II
Shares sold	49,008	$ 401,754	133,758	$ 1,132,260
Reinvestment of distributions	9,684	82,637	615,229	4,353,316
Less shares repurchased	(187,527)	(1,547,253)	(364,158)	(3,188,163)
Net increase (decrease)	(128,835)	$ (1,062,862)	384,829	$ 2,297,413

The accompanying notes are an integral part of these financial statements.
11

Pioneer Real Estate VCT Portfolio	Pioneer Variable Contracts Trust
Financial Highlights

	Six Months
	Ended
	6/30/21	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	(unaudited)	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16*
Class I
Net asset value, beginning of period	$ 7.63	$11.35	$12.55	$15.40	$16.37	$19.53
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.05	$ 0.06	$ 0.16	$ 0.25	$ 0.26	$ 0.26
Net realized and unrealized gain (loss)
on investments	1.27	(1.15)	3.16	(1.26)	0.28	0.95
Net increase (decrease) from investment operations	$ 1.32	$ (1.09)	$ 3.32	$ (1.01)	$ 0.54	$ 1.21
Distributions to shareowners:
Net investment income	$ (0.04)	$ (0.06)	$ (0.19)	$ (0.25)	$ (0.26)	$(0.27)
Net realized gain	—	(2.48)	(4.33)	(1.59)	(1.25)	(4.10)
Tax return of capital	—	(0.09)	—	—	—	—
Total distributions	$ (0.04)	$ (2.63)	$ (4.52)	$ (1.84)	$ (1.51)	$(4.37)
Net increase (decrease) in net asset value	$ 1.28	($3.72)	$ (1.20)	$ (2.85)	$ (0.97)	$(3.16)
Net asset value, end of period	8.91	$ 7.63	$11.35	$12.55	$15.40	$16.37
Total return (b)	17.33%(c)	(7.34)%	28.16%	(7.24)%	3.50%	6.05%
Ratio of net expenses to average net assets	1.43%(d)	1.46%	1.33%	1.37%	1.12%	1.06%
Ratio of net investment income (loss) to average
net assets	1.12%(d)	0.77%	1.29%	1.76%	1.63%	1.42%
Portfolio turnover rate	60%(c)	155%	125%	154%	8%	9%
Net assets, end of period (in thousands)	$ 6,474	$5,885	$6,910	$6,210	$7,824	$8,993

*	The Portfolio was audited by an independent registered public accounting firm other than Ernst & Young LLP.
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

(c)	Not annualized.
(d)	Annualized.

NOTE: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

The accompanying notes are an integral part of these financial statements.
12

Pioneer Real Estate VCT Portfolio	Pioneer Variable Contracts Trust

	Six Months
	Ended
	6/30/21	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	(unaudited)	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16*
Class II
Net asset value, beginning of period	$ 7.67	$ 11.40	$ 12.58	$ 15.44	$ 16.40	$ 19.55
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.04	$ 0.04	$ 0.13	$ 0.21	$ 0.22	$ 0.21
Net realized and unrealized gain (loss)
on investments	1.27	(1.16)	3.17	(1.27)	0.29	0.96
Net increase (decrease) from investment operations	$ 1.31	$ (1.12)	$ 3.30	$ (1.06)	$ 0.51	$ 1.17
Distributions to shareowners:
Net investment income	$ (0.04)	$ (0.04)	$ (0.15)	$ (0.21)	$ (0.22)	$ (0.22)
Net realized gain	—	(2.48)	(4.33)	(1.59)	(1.25)	(4.10)
Tax return of capital	—	(0.09)	—	—	—	—
Total distributions	$ (0.04)	$ (2.61)	$ (4.48)	$ (1.80)	$ (1.47)	$ (4.32)
Net increase (decrease) in net asset value	$1.27	($3.73)	($1.18)	($2.86)	($0.96)	($3.15)
Net asset value, end of period	$8.94	$ 7.67	$11.40	$12.58	$15.44	$16.40
Total return (b)	17.10%(c)	(7.62)%	27.91%	(7.54)%	3.30%	5.82%
Ratio of net expenses to average net assets	1.68%(d)	1.71%	1.58%	1.62%	1.37%	1.31%
Ratio of net investment income (loss) to average
net assets	0.87%(d)	0.51%	1.04%	1.51%	1.37%	1.18%
Portfolio turnover rate	60%(c)	155%	125%	154%	8%	9%
Net assets, end of period (in thousands)	$18,113	$16,522	$20,167	$18,393	$23,592	$28,116

*	The Portfolio was audited by an independent registered public accounting firm other than Ernst & Young LLP.
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

(c)	Not annualized.
(d)	Annualized.

NOTE: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

The accompanying notes are an integral part of these financial statements.
13

Pioneer Real Estate VCT Portfolio	Pioneer Variable Contracts Trust
Notes to Financial Statements 6/30/21 (unaudited)

1. Organization and Significant Accounting Policies
Pioneer Real Estate Shares VCT Portfolio (the “Portfolio”) is one of 8 portfolios comprising Pioneer Variable Contracts Trust (the “Trust”), a Delaware statutory trust. The Portfolio is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Portfolio is to pursue long-term capital growth, with current income as a secondary objective.
The Portfolio offers two classes of shares designated as Class I and Class II shares. Each class of shares represents an interest in the same schedule of investments of the Portfolio and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses, such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Trust gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareowner approval. Under per-share voting, each share of a class of the Portfolio is entitled to one vote. Under dollar-weighted voting, a shareowner’s voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class I shares.
Portfolio shares may be purchased only by insurance companies for the purpose of funding variable annuity and variable life insurance contracts or by qualified pension and retirement plans.
Amundi Asset Management US, Inc., an indirect, wholly owned subsidiary of Amundi and Amundi’s wholly owned subsidiary, Amundi USA, Inc., serves as the Portfolio’s investment adviser (the “Adviser”). Prior to January 1, 2021, the Adviser was named Amundi Pioneer Asset Management, Inc. Amundi Distributor US, Inc., an affiliate of Amundi Asset Management US, Inc., serves as the Portfolio’s distributor (the “Distributor”).
In August 2018, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update 2018-13 “Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement” (“ASU 2018-13”) which modifies disclosure requirements for fair value measurements, principally for Level 3 securities and transfers between levels of the fair value hierarchy. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years. The Portfolio has adopted ASU 2018-13 for the six months ended June 30, 2021. The impact to the Portfolio’s adoption was limited to changes in the Portfolio’s disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy and disclosure of the range and weighted average used to develop significant unobservable inputs for Level 3 fair value investments, when applicable.
The Portfolio is an investment company and follows investment company accounting and reporting guidance under U.S. Generally Accepted Accounting Principles (“U.S. GAAP”). U.S. GAAP requires the management of the Portfolio to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements:
A. Security Valuation
The net asset value of the Portfolio is computed once daily, on each day the New York Stock Exchange (“NYSE”) is open, as of the close of regular trading on the NYSE.
Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.
The value of foreign securities is translated into U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing source. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Portfolio’s shares are determined as of such times. The Portfolio may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.

14

Pioneer Real Estate VCT Portfolio	Pioneer Variable Contracts Trust

Securities for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser pursuant to procedures adopted by the Portfolio’s Board of Trustees. The Adviser’s fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. The Adviser’s fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.
Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Portfolio may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Portfolio’s net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Portfolio’s securities may differ significantly from exchange prices, and such differences could be material.
At June 30, 2021, no securities were valued using fair value methods (other than securities valued using prices supplied by independent pricing services, broker-dealers or using a third party insurance industry pricing model).
B. Investment Income and Transactions
Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence.
Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.
Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.
Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.
C. Foreign Currency Translation
The books and records of the Portfolio are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.
Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency exchange contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statement of Operations from the effects of changes in the market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.
D. Federal Income Taxes
It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of December 31, 2020, the Portfolio did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.
A portion of the dividend income recorded by the Portfolio is from distributions by publicly traded Real Estate Investment Trusts (“REITs”), and such distributions for tax purposes may also consist of capital gains and return of capital. The actual return of capital and capital gains portions of such distributions will be determined by formal notifications from the REITs subsequent to the calendar year-end. Distributions received from the REITs that are determined to be a return of capital are recorded by the Portfolio as a reduction of the cost basis of the securities held and those determined to be capital gain are reflected as such on the Statement of Operations.

15

Pioneer Real Estate VCT Portfolio	Pioneer Variable Contracts Trust
Notes to Financial Statements 6/30/21 (unaudited) (continued)

The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.
The tax character of current year distributions payable will be determined at the end of the current taxable year. The tax character of distributions paid during the year ended December 31, 2020 was as follows:

2020
Distributions paid from:
Ordinary income	$ 151,038
Long-term capital gain	5,535,462
Tax return of capital	220,950
Total	$ 5,907,450

The following shows the components of distributable earnings on a federal income tax basis at December 31, 2020:

2020
Distributable earnings/(losses):
Capital loss carryforward	$(2,665,498)
Net unrealized appreciation	5,507,626
Total	$ 2,842,128

The difference between book basis and tax basis unrealized appreciation is attributable to the tax deferral of losses on wash sales.
E. Portfolio Shares and Class Allocations
The Portfolio records sales and repurchases of its shares as of trade date. Distribution fees for Class II shares are calculated based on the average daily net asset value attributable to Class II shares of the Portfolio (see Note 5). Class I shares do not pay distribution fees.
Income, common expenses (excluding transfer agent and distribution fees) and realized and unrealized gains and losses are calculated at the Portfolio level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.
All expenses and fees paid to the Portfolio’s transfer agent for its services are allocated between the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 4).
Dividends and distributions to shareowners are recorded on the ex-dividend date. Distributions paid by the Portfolio with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class I and Class II shares can reflect different transfer agent and distribution expense rates.
F. Risks
The value of securities held by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, recessions, the spread of infectious illness or other public health issues, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread. A general rise in interest rates could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from the Portfolio.

16

Pioneer Real Estate VCT Portfolio	Pioneer Variable Contracts Trust

At times, the Portfolio’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Portfolio more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Portfolio’s investments in foreign markets and countries with limited developing markets may subject the Portfolio to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions and the imposition of adverse governmental laws or currency exchange restrictions.
Because the Portfolio may invest a substantial portion of its assets in REITs, the Portfolio may be subject to certain risks associated with direct investments in REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. REITs depend generally on their ability to generate cash flow to make distributions to shareowners, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital return may be made at any time. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Internal Revenue Code or its failure to maintain exemption from registration under the Investment Company Act of 1940.
With the increased use of technologies such as the Internet to conduct business, the Portfolio is susceptible to operational, information security and related risks. While the Portfolio’s Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified. Furthermore, the Portfolio cannot control the cybersecurity plans and systems put in place by service providers to the Portfolio such as Brown Brothers Harriman & Co., the Portfolio’s custodian and accounting agent, and DST Asset Manager Solutions, Inc., the Portfolio’s transfer agent. In addition, many beneficial owners of Portfolio shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Portfolio nor the Adviser exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at the Adviser or the Portfolio’s service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Portfolio’s ability to calculate its net asset value, impediments to trading, the inability of Portfolio shareowners to effect share purchases, redemptions or exchanges or receive distributions, loss of or unauthorized access to private shareowner information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.
COVID-19
The respiratory illness COVID-19 caused by a novel coronavirus has resulted in a global pandemic and major disruption to economies and markets around the world, including the United States. Global financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some interest rates are very low and in some cases yields are negative. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of the Portfolio’s investments. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. Governments and central banks, including the Federal Reserve in the U.S., have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The impact of these measures, and whether they will be effective to mitigate the economic and market disruption, will not be known for some time. The consequences of high public debt, including its future impact on the economy and securities markets, likewise may not be known for some time.
The Portfolio’s prospectus contains unaudited information regarding the Portfolio’s principal risks. Please refer to that document when considering the Portfolio’s principal risks.
2. Management Agreement
The Adviser manages the Portfolio. Management fees are calculated daily and paid monthly at the annual rate of 0.80% of the Portfolio’s average daily net assets up to $500 million and 0.75% of the Portfolio’s average daily net assets over $500 million. For the six months ended June 30, 2021, the effective management fee was equivalent to 0.80% (annualized) of the Portfolio’s average daily net assets.

17

Pioneer Real Estate VCT Portfolio	Pioneer Variable Contracts Trust
Notes to Financial Statements 6/30/21 (unaudited) (continued)

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio as administrative reimbursements. Included in “Due to affiliates” reflected on the Statement of Assets and Liabilities is $- in management fees, administrative costs and certain other reimbursements payable to the Adviser at June 30, 2021.
3. Compensation of Trustees and Officers
The Portfolio pays an annual fee to its Trustees. The Adviser reimburses the Portfolio for fees paid to the Interested Trustees. The Portfolio does not pay any salary or other compensation to its officers. For the six months ended June 30, 2021, the Portfolio paid $3,509 in Trustees’ compensation, which is reflected on the Statement of Operations as Trustees’ fees. At June 30, 2021, the Portfolio had a payable for Trustees’ fees on its Statement of Assets and Liabilities of $–.
4. Transfer Agent
DST Asset Manager Solutions, Inc. serves as the transfer agent to the Portfolio at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Portfolio’s omnibus relationship contracts.
5. Distribution Plan
The Portfolio has adopted a distribution plan (the “Plan”) pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to Class II shares. Pursuant to the Plan, the Portfolio pays the Distributor a distribution fee of 0.25% of the average daily net assets attributable to Class II shares to compensate the Distributor for (1) distribution services and (2) personal and account maintenance services performed and expenses incurred by the Distributor in connection with the Portfolio’s Class II shares. Included in “Due to affiliates” reflected on the Statement of Assets and Liabilities is $627 in distribution fees payable to the Distributor at June 30, 2021.

18

Pioneer Real Estate VCT Portfolio	Pioneer Variable Contracts Trust
Statement Regarding Liquidity Risk Management Program

As required by law, the Portfolio has adopted and implemented a liquidity risk management program (the “Program”) that is designed to assess and manage liquidity risk. Liquidity risk is the risk that the Portfolio could not meet requests to redeem its shares without significant dilution of remaining investors’ interests in the Portfolio. The Portfolio’s Board of Trustees designated a liquidity risk management committee (the “Committee”) consisting of employees of Amundi Asset Management US, Inc., to administer the Program.
The Committee provided the Board of Trustees with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation (the “Report”). The Report covered the period from January 1, 2020 through December 31, 2020 (the “Reporting Period”).
The Report confirmed that, throughout the Reporting Period, the Committee had monitored the Portfolio’s portfolio liquidity and liquidity risk on an ongoing basis, as described in the Program and in Board reporting throughout the Reporting Period.
The Report discussed the Committee’s annual review of the Program, which addressed, among other things, the following elements of the Program: The Committee reviewed the Portfolio’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions. The Committee noted that the Portfolio’s investment strategy continues to be appropriate for an open-end fund, taking into account, among other things, whether and to what extent the Portfolio held less liquid and illiquid assets and the extent to which any such investments affected the Portfolio’s ability to meet redemption requests. In managing and reviewing the Portfolio’s liquidity risk, the Committee also considered the extent to which the Portfolio’s investment strategy involves a relatively concentrated portfolio or large positions in particular issuers, the extent to which the Portfolio uses borrowing for investment purposes, and the extent to which the Portfolio uses derivatives (including for hedging purposes). The Committee also reviewed the Portfolio’s short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. In assessing the Portfolio’s cash flow projections, the Committee considered, among other factors, historical net redemption activity, redemption policies, ownership concentration, distribution channels, and the degree of certainty associated with the Portfolio’s short-term and long-term cash flow projections. The Committee also considered the Portfolio’s holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources, including, if applicable, the Portfolio’s participation in a credit facility, as components of the Portfolio’s ability to meet redemption requests. The Portfolio has adopted an in-kind redemption policy which may be utilized to meet larger redemption requests.
The Committee reviewed the Program’s liquidity classification methodology for categorizing the Portfolio’s investments into one of four liquidity buckets. In reviewing the Portfolio’s investments, the Committee considered, among other factors, whether trading varying portions of a position in a particular portfolio investment or asset class in sizes the Portfolio would reasonably anticipate trading, would be reasonably expected to significantly affect liquidity.
The Committee performed an analysis to determine whether the Portfolio is required to maintain a Highly Liquid Investment Minimum, and determined that no such minimum is required because the Portfolio primarily holds highly liquid investments.
The Report stated that the Committee concluded the Program operates adequately and effectively, in all material respects, to assess and manage the Portfolio’s liquidity risk throughout the Reporting Period.

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Pioneer Variable Contracts Trust	Trustees
Thomas J. Perna, Chairman
Officers	John E. Baumgardner, Jr.
Lisa M. Jones, President and Chief Executive Officer	Diane Durnin
Anthony J. Koenig, Jr., Treasurer and Chief Financial and	Benjamin M. Friedman
Accounting Officer	Lisa M. Jones
Christopher J. Kelley, Secretary and Chief Legal Officer	Craig C. MacKay
Lorraine H. Monchak
Investment Adviser and Administrator	Marguerite A. Piret
Amundi Asset Management US, Inc.	Fred J. Ricciardi
Kenneth J. Taubes
Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Principal Underwriter
Amundi Distributor US, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Transfer Agent
DST Asset Manager Solutions, Inc.

21

Proxy Voting Policies and Procedures of the Portfolio are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Portfolio voted proxies relating to Portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundi.com/us. This information is also available on the Securities and Exchange Commission’s web site at www.sec.gov.

19614-15-0821

Pioneer Variable Contracts Trust
Pioneer Strategic Income

VCT Portfolio
Class I and II Shares

Semiannual Report | June 30, 2021

Paper copies of the Portfolio’s shareholder reports may no longer be sent by mail, unless you specifically request paper copies of the reports from the insurance company that offers your variable annuity or variable life insurance contract, or from your financial intermediary. Instead, the insurance company may choose to make the reports available on a website, and will notify you by mail each time a shareholder report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.
You may elect to receive all future Portfolio shareholder reports in paper form, free of charge, from the insurance company. You can inform the insurance company or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by following the instructions provided by the insurance company, or by contacting your financial intermediary. Your election to receive reports in paper form will apply to all portfolios available under your contract with the insurance company.
Please refer to your contract prospectus to determine the applicable share class offered under your contract.

Pioneer Variable Contracts Trust

This report is authorized for distribution only when preceded or accompanied by a prospectus for the Portfolio being offered.
Pioneer Variable Contracts Trust files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s web site at https://www.sec.gov.

Pioneer Strategic Income VCT Portfolio	Pioneer Variable Contracts Trust
Portfolio Update 6/30/21

5 Largest Holdings
(As a percentage of total investments)*
1.	U.S. Treasury Bills, 8/26/21	8.17%
2.	U.S. Treasury Bills, 7/27/21	7.15
3.	U.S. Treasury Bills, 8/3/21	3.06
4.	Fannie Mae, 2.5%, 7/1/51 (TBA)	2.54
5.	Fannie Mae, 4.5%, 7/1/51 (TBA)	2.42

*
Excludes temporary cash investments and all derivative contracts except for options purchased. The Portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities.

(q)	Pioneer ILS Interval Fund is an affiliated closed-end fund managed by Amundi Asset Management US, Inc. (the “Adviser”).

Performance Update 6/30/21

Prices and Distributions

Net Asset Value per Share	6/30/21	12/31/20
Class I	$10.56	$10.69
Class II	$10.54	$10.67

	Net
Distributions per Share	Investment	Short-Term	Long-Term
(1/1/21 – 6/30/21)	Income	Capital Gains	Capital Gains
Class I	$0.1750	$ —	$0.1003
Class II	$0.1614	$ —	$0.1003

Performance of a $10,000 Investment
The following chart shows the change in value of an investment made in Class I and Class II shares of Pioneer Strategic Income VCT Portfolio at net asset value during the periods shown, compared to that of the Bloomberg Barclays U.S. Universal Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.
The Bloomberg Barclays U.S. Universal Index is an unmanaged index that represents the union of the U.S. Aggregate Index, the US High Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, the non-ERISA portion of the CMBS Index, and the CMBS High Yield Index. Municipal debt, private placements and non-dollar-denominated issues are excluded from the Index. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

Average Annual Total Returns
(As of June 30, 2021)
			Bloomberg
			Barclays U.S.
	Class I	Class II	Universal Index
10 Years	4.52%	4.27%	3.74%
5 Years	4.96%	4.70%	3.48%
1 Year	11.35%	10.98%	1.12%
All total returns shown assume reinvestment of distributions at net asset value.

Call 1-800-688-9915 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Pioneer Strategic Income VCT Portfolio	Pioneer Variable Contracts Trust
Comparing Ongoing Portfolio Expenses
As a shareowner in the Portfolio, you incur two types of costs:
(1)	ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and
(2)	transaction costs, including sales charges (loads) on purchase payments.
This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds offered through your variable annuity contract. The example is based on an investment of $1,000 at the beginning of the Portfolio’s latest six-month period and held throughout the six months.
Using the Tables
Actual Expenses
The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:
1.	Divide your account value by $1,000
Example: an $8,600 account value ÷ $1,000 = 8.6
2.
Multiply the result in (1) above by the corresponding share class’s number in the third row under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Strategic Income VCT Portfolio
Based on actual returns from January 1, 2021 through June 30, 2021.
Share Class	I	II
Beginning Account Value on 1/1/21	$1,000.00	$1,000.00
Ending Account Value on 6/30/21	$1,023.50	$1,022.20
Expenses Paid During Period*	$ 3.76	$ 5.01

*
Expenses are equal to the Portfolio’s annualized expense ratio of 0.75% and 1.00%, for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Hypothetical Example for Comparison Purposes
The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other variable annuities.
Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different variable annuities. In addition, if these transaction costs were included, your costs would have been higher.
Expenses Paid on a $1,000 Investment in Pioneer Strategic Income VCT Portfolio
Based on a hypothetical 5% per year return before expenses, reflecting the period from January 1, 2021 through June 30, 2021.
Share Class	I	II
Beginning Account Value on 1/1/21	$1,000.00	$1,000.00
Ending Account Value on 6/30/21	$1,021.08	$1,019.84
Expenses Paid During Period*	$3.76	$5.01

*
Expenses are equal to the Portfolio’s annualized expense ratio of 0.75% and 1.00%, for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Pioneer Strategic Income VCT Portfolio	Pioneer Variable Contracts Trust
Portfolio Management Discussion 6/30/21

Call 1-800-688-9915 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
In the following interview, Jonathan Scott and Andrew Feltus discuss the factors that affected the performance of Pioneer Strategic Income VCT Portfolio during the six-month period ended June 30, 2021. Mr. Scott, a Vice President and portfolio manager at Amundi Asset Management US, Inc. (Amundi US), Mr. Feltus, Managing Director, Co-Director of High Yield, and a portfolio manager at Amundi US, Brad Komenda, a Senior Vice President, Deputy Director of Investment Grade Corporates, and a portfolio manager at Amundi US, and Kenneth J. Taubes, Executive Vice President and Chief Investment Officer, US, and a portfolio manager at Amundi US, are responsible for the day-to-day management of the Portfolio.
Q:   How did the Portfolio perform during the six-month period ended June 30, 2021?
A:    Pioneer Strategic Income VCT Portfolio’s Class I shares returned 2.35% at net asset value during the six-month period ended June 30, 2021, and Class II shares returned 2.22%, while the Portfolio’s benchmark, the Bloomberg Barclays US Universal Index (the Bloomberg Barclays Index), returned -1.15%.

Q:    How would you describe the investment environment in the fixed-income markets during the six-month period ended June 30, 2021?
A.     The three months of the period saw strong equity market returns, notably higher US Treasury yields, and rising inflation expectations, driven by investor optimism regarding the global economic growth outlook. Contributing to the optimistic view was the Democratic Party’s gaining control of both houses of Congress in early January, which gave rise to a new $1.9 trillion US fiscal stimulus package and, later, a proposed $3 billion-plus infrastructure bill. In addition, the continued distribution of COVID-19 vaccines in the US as well as a general decline in severe virus cases, coupled with the ongoing reopening of the economy, helped boost market sentiment during the period.

As the six-month period progressed, the continued, highly dovish posture on monetary policy from the US Federal Reserve (Fed) lent further support to the markets, as the US central bank expressed its intention to remain “on the sidelines” with regard to major policy changes until at least 2023. The Fed based its projection on the view that near-term increases in inflation above the usual 2% target would be transitory, and not structural. The Fed also messaged that it would look at average inflation over time, rather than focusing on isolated upticks in prices and thus feeling compelled to raise rates in response.

However, the “reflation trade” wobbled during June as market participants navigated growing apprehension over the spread of COVID-19 variants and a somewhat “hawkish” Fed Open Market Committee (FOMC) meeting that month. Investors in the Treasury market reacted to the updated Fed “dot plot” displaying FOMC member forecasts for the federal funds rate, which pointed to a median year-end 2023 target rate of 0.625%, or 50 basis points (bps) higher than the March forecast. (The Fed’s “dot” plot/projection is a quarterly chart summarizing the outlook for the federal funds rate for each of the FOMC’s members. A basis point is equal to 1/100th of a percentage point.)

The yield curve twisted around the intermediate portion, with short-end yields rising and long-end yields falling. Notably, breakeven inflation rates fell significantly. The movement suggested investor doubts regarding the Fed’s

Pioneer Strategic Income VCT Portfolio	Pioneer Variable Contracts Trust

long-term commitment to its current average inflation targeting framework. (Breakeven rates represent the difference(s) between the yield of a nominal bond and an inflation-linked bond of the same maturity.)
For the six months ended June 30, 2021, spread sectors, other than agency mortgage-backed securities (MBS), outperformed Treasuries, benefiting from rebounding global economic growth, supportive monetary and fiscal policies, record corporate earnings, and strong consumer balance sheets.(Spread sectors are defined as nongovernmental fixed-income market sectors that offer higher yields, at greater risk, than governmental investments.)
However, most investment-grade-rated assets with greater sensitivity to movements in interest rates sustained losses over the six-month period, as average yields rose on a steepening yield curve, while Treasury prices fell. Within the investment-grade universe, corporate bonds led performance for the period. Meanwhile, agency MBS underperformed Treasuries as banks reduced investment levels in the second quarter and prepayments on higher-coupon mortgages exceeded model expectations. Other securitized sectors, including non-agency MBS, commercial MBS (CMBS), and asset-backed securities (ABS), enjoyed a strong rebound, benefiting from record housing prices, declining mortgage forbearance rates, a strong consumer, and a surge in economic growth.
High-yield corporate bonds, which have been typically less sensitive to interest rates, provided strong positive returns for the six-month period, while more rate-sensitive emerging markets sovereign debt delivered losses. Emerging markets corporates, benefiting from the rebound in global credit markets, provided a modest positive return.
Finally, the US dollar (USD) rose by 1.95% against a broad basket of major currencies on a trade-weighted basis.
Q:   What factors influenced the Portfolio’s performance relative to the benchmark Bloomberg Barclays Index during the six-month period ended June 30, 2021?
A:   As a multisector fixed-income strategy, we have managed the Portfolio with the aim of potentially delivering strong returns, while experiencing volatility similar to its benchmark, by investing across a diversified* range of investment-grade and non-investment-grade global fixed-income asset classes. We seek to add value through both sector allocation and security selection, focusing on sectors that trade at a yield advantage relative to US Treasuries, including corporate bonds, agency MBS, securitized assets, and emerging markets, which have typically offered higher risk-adjusted returns than Treasuries as well as greater security selection opportunities. We have typically taken a dynamic approach to sector allocation, and may seek to increase the Portfolio’s risk profile when we feel the markets have offered significant compensation for taking on risk, while seeking to reduce the risk profile when we feel markets have offered less-attractive value.
During the six-month period, the Portfolio’s sector allocations benefited relative returns, primarily due to overweights in the credit sectors, including an approximately 4% overweight to CMBS and a 15% allocation to non-agency MBS, along with a modest overweight to industrials within investment-grade
* Diversification does not assure a profit nor protect against loss.

Pioneer Strategic Income VCT Portfolio	Pioneer Variable Contracts Trust
Portfolio Management Discussion 6/30/21 (continued)

corporates. Portfolio underweights to defensive sectors also contributed positively to benchmark-relative performance, most notably an approximately 28% underweight to US Treasuries and a 5% underweight to agency MBS. With respect to CMBS and industrials, much of the benefit to relative returns from sector allocations derived from the lower quality (versus the benchmark) of the Portfolio’s holdings, as lower-quality “BBB” securities and high-yield assets outperformed for the six-month period. Additionally, a 3.1% exposure to Treasury inflation-protected securities (TIPS) aided the Portfolio’s relative performance as inflation expectations rebounded, particularly during the first part of the period. Finally, a roughly 7% allocation to high-yield credit-default-swap index contracts and a 3% stake in convertible securities benefited relative returns.
With regard to security selection, the Portfolio’s benchmark-relative results benefited primarily from outperformance within holdings of industrials issues and, to a lesser extent, within financials and agency MBS. Energy credits outperformed within industrials as oil prices rose sharply over the six-month period. One positive contributor to the Portfolio’s performance was a position in Cenovus, a Canadian oil company that became the third-largest energy firm in Canada after making an acquisition. The company enjoyed particularly strong performance during the six-month period, benefiting from a ratings upgrade. Other holdings within cyclical sectors and commodities firms, including airlines, also outperformed for the Portfolio during the period as the economy rebounded. Within financials, the strong performance of aircraft-leasing firm Global Aviation aided relative returns, as did holdings of subordinated securities of European banks. The Portfolio’s agency MBS exposures also outperformed, reflecting an overweight to to-be-announced (TBA) securities, which benefited from the Fed’s purchasing program within the MBS asset class. (A “TBA” is a contract to purchase or sell an MBS on a specific date, but it does not include information regarding the pool number, number of pools, or the exact amount that will be included in the transaction.)
The short-US duration position of the Portfolio versus the Bloomberg Barclays Index aided relative performance as average US yields rose and the yield curve steepened over the six-month period. (Duration is a measure of the sensitivity of the price, or the value of principal, of a fixed-income investment to a change in interest rates, expressed as a number of years.) The 10-year Treasury rose from 0.93% at the beginning of the period to a peak of 1.74% in March, settling in at 1.45% as of June 30, 2021.
Given the negative return of the Portfolio’s benchmark for the full six-month period, there were few detractors from relative results. However, non-USD exposures underperformed and acted as a headwind to relative performance, as the USD rose by approximately 2% over the period. Allocations to the Swedish krona, Peruvian sol, and Polish zloty weighed most heavily on the Portfolio’s return.

Pioneer Strategic Income VCT Portfolio	Pioneer Variable Contracts Trust
Portfolio Management Discussion 6/30/21 (continued)
Q:  Did the Portfolio have any investments in derivative securities during the six-month period ended June 30, 2021? If so, did the derivatives have any material impact on performance?
A:  Yes, the Portfolio had investments in three types of derivatives: Treasury futures, credit-default swaps, and forward foreign currency contracts (“currency forwards”). The exposure to Treasury futures was part of our strategy to maintain a shorter-than-benchmark duration, which had a positive impact on the Portfolio’s results. We used the investments in credit-default swaps to manage the Portfolio’s exposure to credit-sensitive sectors; the swaps represented long-market exposure over the period, resulting in a positive contribution to relative returns. The Portfolio’s allocations to currency forwards and options was a technique used to help manage the risks involved with investments in non-USD currencies. Given that the USD appreciated during the six-month period, the Portfolio’s significantly greater exposure to forwards representing long non-USD exposure, rather than to forwards hedging non-USD exposure, detracted from performance.
Q:  What factors affected the Portfolio’s yield, or distributions** to shareholders, during the six-month period ended June 30, 2021?
A:   The sharp increase in Treasury yields during the first half of the period supported the Portfolio’s yield. Towards the close of the six-month period, however, some of the increase reversed amid concerns about the economic effects of COVID-19 variants and a potentially more “hawkish” Fed policy. As the period progressed, tightening credit spreads ended up reducing the Portfolio’s yield as the market began looking beyond COVID-19 and spread levels became more reflective of investors’ expectations of future economic growth and stability. (Credit spreads are commonly defined as the differences in yield between Treasuries and other types of fixed-income securities with similar maturities.) In addition, as spreads narrowed, valuations became less attractive, in our view, and we reduced credit exposure within the Portfolio, which caused a further drop in the yield. However, while narrower spreads led to a decline in the Portfolio’s yield, they had a positive effect on total returns, due to capital appreciation.
Q:  What is your investment outlook and how is the Portfolio positioned?
A:  The COVID-19 situation has remained a key driver of global economic activity, both positive and negative, and, in turn, the performance of financial markets. Though the spread of the highly contagious “Delta” variant of the virus has been driving an increase in COVID-19 infections (particularly in those regions with lower vaccination rates), in our view, the spread of the variant may not derail the economic recovery already underway in major developed economies where vaccination rates have been relatively high. While the vaccines apparently have not provided 100 percent protection against infection, “breakthrough” infections in vaccinated individuals have so far been less severe and resulted in fewer hospitalizations and deaths. It is important to keep this point in mind as the world transitions from fighting COVID-19 to living with COVID-19.
** Distributions are not guaranteed.

Pioneer Strategic Income VCT Portfolio	Pioneer Variable Contracts Trust
Portfolio Management Discussion 6/30/21 (continued)

A Word About Risk:
All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility and heightened uncertainty. The market prices of securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, recessions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues or adverse investor sentiment. These conditions may continue, recur, worsen or spread.
Investments in high-yield or lower-rated securities are subject to greater-than-average price volatility, illiquidity and possibility of default.
When interest rates rise, the prices of fixed-income securities in the Portfolio will generally fall. Conversely, when interest rates fall the prices of fixed-income securities in the Portfolio will generally rise.
Investments in the Portfolio are subject to possible loss due to the financial failure of the issuers of the underlying securities and their inability to meet their debt obligations.
Prepayment risk is the chance that an issuer may exercise its right to prepay its security, if falling interest rates prompt the issuer to do so. Forced to reinvest the unanticipated proceeds at lower interest rates, the Portfolio would experience a decline in income and lose the opportunity for additional price appreciation.
The securities issued by U.S. government sponsored entities (i.e., FNMA, Freddie Mac) are neither guaranteed nor issued by the U.S. government.
The Portfolio may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-backed securities are also subject to prepayments.
Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.
At times, the Portfolio’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Portfolio more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.
These risks may increase share price volatility.

In his June post-FOMC meeting press conference, Fed Chair Powell reported that the committee has begun to talk about tapering its monthly purchases of Treasuries and agency MBS. Logically, some market participants have become worried about a repeat of the 2013 “taper tantrum,” if an official taper plan becomes reality (possibly late this year). However, we think Fed officials, having learned from 2013, have been offering investors plenty of guidance and a good sense of their eventual policy game plan. While we still think it likely that the ultimate announcement of tapering could precipitate some financial market volatility (as did the June FOMC meeting), unlike eight years ago, we believe any such episode could be relatively short lived.
The Portfolio’s current positioning has continued to balance a positive outlook for economic growth and accommodative financial conditions against credit spreads that we believe have been offering much-lower-than-average compensation for the risk assumed in most sectors. One exception is agency MBS, where recent spread-widening has resulted in relatively attractive spread levels compared to Treasuries and credit-sensitive spread sectors, in our opinion.
We have continued to take steps aimed at reducing the Portfolio’s overall risk exposures, and have become increasingly selective with regard to sub-sector and issuer exposures.
Finally, we continue to believe the USD may depreciate going forward if yield differentials decline and global economic growth improves.

Please refer to the Schedule of Investments on pages 9 to 30 for a full listing of Portfolio securities.
Past performance is no guarantee of future results.
Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio’s historical or future performance are statements of opinion as of the date of this report.

Pioneer Strategic Income VCT Portfolio	Pioneer Variable Contracts Trust
Schedule of Investments 6/30/21 (unaudited)

Shares		Value
	UNAFFILIATED ISSUERS — 106.8%
	COMMON STOCKS — 0.0%† of Net Assets
	Auto Components — 0.0%†
22	Lear Corp.	$ 3,856
	Total Auto Components	$ 3,856
	Household Durables — 0.0%†
15,463(a)	Desarrolladora Homex SAB de CV	$ 15
	Total Household Durables	$ 15
	Paper & Forest Products — 0.0%†
1,032	Emerald Plantation Holdings, Ltd.	$ 16
	Total Paper & Forest Products	$ 16
	TOTAL COMMON STOCKS
	(Cost $8,087)	$ 3,887
	CONVERTIBLE PREFERRED STOCK — 2.2% of
	Net Assets
	Banks — 2.2%
631(b)	Wells Fargo & Co., 7.5%	$ 963,039
	Total Banks	$ 963,039
	TOTAL CONVERTIBLE PREFERRED STOCK
	(Cost $858,242)	$ 963,039
Principal
Amount
USD ($)
	ASSET BACKED SECURITIES — 5.2% of Net Assets
100,000	Conn’s Receivables Funding LLC, Series 2019-B, Class C, 4.6%, 6/17/24 (144A)	$ 100,428
21,897(c)	Equifirst Mortgage Loan Trust, Series 2003-1, Class IF1, 4.01%, 12/25/32	22,338
121,183	Finance of America Structured Securities Trust, Series 2019-JR3, Class JR2, 2.0%, 9/25/69	129,274
96,026	Finance of America Structured Securities Trust, Series 2021-JR1, 0.0%, 4/25/51	95,283
29,175	Hardee’s Funding LLC, Series 2018-1A, Class A2II, 4.959%, 6/20/48 (144A)	30,940
37,030	Icon Brand Holdings LLC, Series 2013-1A, Class A2, 4.352%, 1/25/43 (144A)	15,739
100,000	Progress Residential Trust, Series 2018-SFR3, Class F, 5.368%, 10/17/35 (144A)	101,144
100,000	Republic Finance Issuance Trust, Series 2019-A, Class B, 3.93%, 11/22/27 (144A)	101,889
99,596(d)	Sequoia Mortgage Trust, Series 2021-3, Class B1, 2.664%, 5/25/51 (144A)	98,240
100,000	Small Business Lending Trust, Series 2019-A, Class C, 4.31%, 7/15/26 (144A)	99,094
100,000(d)	Towd Point Mortgage Trust, Series 2015-2, Class 1B3, 3.434%, 11/25/60 (144A)	103,757
150,000(d)	Towd Point Mortgage Trust, Series 2015-6, Class B1, 3.859%, 4/25/55 (144A)	159,155
150,000(d)	Towd Point Mortgage Trust, Series 2016-1, Class B1, 3.725%, 2/25/55 (144A)	154,721
125,000(d)	Towd Point Mortgage Trust, Series 2016-4, Class B1, 3.86%, 7/25/56 (144A)	136,420
150,000(d)	Towd Point Mortgage Trust, Series 2017-1, Class B2, 3.819%, 10/25/56 (144A)	159,645
100,000(d)	Towd Point Mortgage Trust, Series 2017-1, Class B3, 3.819%, 10/25/56 (144A)	104,206
100,000(d)	Towd Point Mortgage Trust, Series 2017-3, Class B3, 3.907%, 7/25/57 (144A)	104,937
150,000(d)	Towd Point Mortgage Trust, Series 2017-3, Class M2, 3.75%, 7/25/57 (144A)	158,785
175,000(d)	Towd Point Mortgage Trust, Series 2017-4, Class B1, 3.472%, 6/25/57 (144A)	189,872
100,000(d)	Towd Point Mortgage Trust, Series 2018-3, Class M1, 3.875%, 5/25/58 (144A)	106,537
150,000(d)	Towd Point Mortgage Trust, Series 2019-4, Class M2B, 3.25%, 10/25/59 (144A)	156,332
	TOTAL ASSET BACKED SECURITIES
	(Cost $2,277,785)	$ 2,328,736

The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio	Pioneer Variable Contracts Trust
Schedule of Investments 6/30/21 (unaudited) (continued)

Principal
Amount
USD ($)		Value
	COLLATERALIZED MORTGAGE OBLIGATIONS — 9.6% of Net Assets
85,000(d)	Bayview Opportunity Master Fund IVa Trust, Series 2017-RT5, Class B1, 4.0%, 5/28/69 (144A)	$ 89,500
100,000	Cascade MH Asset Trust, Series 2021-MH1, Class B1, 4.573%, 2/25/46 (144A)	104,798
100,000(d)	CIM Trust, Series 2019-R5, Class M3, 3.5%, 9/25/59 (144A)	105,246
64,950(d)	Citigroup Mortgage Loan Trust, Inc., Series 2018-RP2, Class A1, 2.987%, 2/25/58 (144A)	67,308
30,000(e)	Connecticut Avenue Securities Trust, Series 2020-SBT1, Class 1M2, 3.742% (1 Month USD LIBOR +
	365 bps), 2/25/40 (144A)	30,973
50,000(e)	Connecticut Avenue Securities Trust, Series 2020-SBT1, Class 2M2, 3.742% (1 Month USD LIBOR +
	365 bps), 2/25/40 (144A)	51,801
150,000(e)	Eagle Re, Ltd., Series 2019-1, Class B1, 4.592% (1 Month USD LIBOR + 450 bps), 4/25/29 (144A)	150,477
150,000(e)	Eagle Re, Ltd., Series 2020-2, Class B1, 7.092% (1 Month USD LIBOR + 700 bps), 10/25/30 (144A)	154,835
40,000(e)	Fannie Mae Connecticut Avenue Securities, Series 2018-C03, Class 1B1, 3.842% (1 Month USD
	LIBOR + 375 bps), 10/25/30	41,595
72,121(e)	Fannie Mae Connecticut Avenue Securities, Series 2018-C06, Class 1M2, 2.092% (1 Month
	USD LIBOR + 200 bps), 3/25/31	72,634
121,885(e)(f)	Federal Home Loan Mortgage Corp. REMICS, Series 4087, Class SB, 5.957% (1 Month USD LIBOR +
	603 bps), 7/15/42	23,908
67,868(e)(f)	Federal Home Loan Mortgage Corp. REMICS, Series 4091, Class SH, 6.477% (1 Month USD LIBOR +
	655 bps), 8/15/42	14,192
2,414	Federal National Mortgage Association REMICS, Series 2009-36, Class HX, 4.5%, 6/25/29	2,540
48,303(e)(f)	Federal National Mortgage Association REMICS, Series 2012-14, Class SP, 6.459% (1 Month
	USD LIBOR + 655 bps), 8/25/41	6,712
33,257(e)(f)	Federal National Mortgage Association REMICS, Series 2018-43, Class SM, 6.109% (1 Month
	USD LIBOR + 620 bps), 6/25/48	6,446
48,459(e)(f)	Federal National Mortgage Association REMICS, Series 2019-33, Class S, 5.959% (1 Month
	USD LIBOR + 605 bps), 7/25/49	9,755
41,053(e)(f)	Federal National Mortgage Association REMICS, Series 2019-41, Class PS, 5.959% (1 Month
	USD LIBOR + 605 bps), 8/25/49	6,241
37,782(e)(f)	Federal National Mortgage Association REMICS, Series 2019-41, Class SM, 5.959% (1 Month
	USD LIBOR + 605 bps), 8/25/49	6,870
69,382	Finance of America Structured Securities Trust, Series 2018-A, Class JR2, 1.646%, 12/26/68 (144A)	74,910
99,753(d)	Flagstar Mortgage Trust, Series 2021-3INV, Class A2, 2.5%, 6/25/51 (144A)	101,717
30,000(e)	Freddie Mac Stacr Remic Trust, Series 2020-DNA2, Class B1, 2.592% (1 Month USD LIBOR +
	250 bps), 2/25/50 (144A)	30,074
80,000(e)	Freddie Mac Stacr Remic Trust, Series 2020-DNA3, Class B1, 5.192% (1 Month USD LIBOR +
	510 bps), 6/25/50 (144A)	83,759
70,000(e)	Freddie Mac Stacr Remic Trust, Series 2020-DNA4, Class B1, 6.092% (1 Month USD LIBOR +
	600 bps), 8/25/50 (144A)	74,991
40,000(e)	Freddie Mac Stacr Remic Trust, Series 2020-DNA4, Class B2, 10.092% (1 Month USD LIBOR +
	1,000 bps), 8/25/50 (144A)	50,527
60,000(e)	Freddie Mac Stacr Remic Trust, Series 2020-DNA5, Class B2, 11.518% (SOFR30A +
	1,150 bps), 10/25/50 (144A)	80,404
50,000(e)	Freddie Mac Stacr Remic Trust, Series 2020-DNA6, Class B1, 3.018% (SOFR30A +
	300 bps), 12/25/50 (144A)	50,375
50,000(e)	Freddie Mac Stacr Remic Trust, Series 2020-DNA6, Class B2, 5.668% (SOFR30A +
	565 bps), 12/25/50 (144A)	52,001
50,000(e)	Freddie Mac Stacr Remic Trust, Series 2020-HQA2, Class M2, 3.192% (1 Month USD LIBOR +
	310 bps), 3/25/50 (144A)	50,781
30,000(e)	Freddie Mac Stacr Remic Trust, Series 2020-HQA3, Class B2, 10.092% (1 Month USD LIBOR +
	1,000 bps), 7/25/50 (144A)	38,309

The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio	Pioneer Variable Contracts Trust

Principal
Amount
USD ($)		Value
	COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
85,000(e)	Freddie Mac Stacr Remic Trust, Series 2021-DNA1, Class B1, 2.668% (SOFR30A +
	265 bps), 1/25/51 (144A)	$ 84,209
80,000(e)	Freddie Mac Stacr Remic Trust, Series 2021-DNA1, Class B2, 4.768% (SOFR30A +
	475 bps), 1/25/51 (144A)	82,015
70,000(e)	Freddie Mac Stacr Remic Trust, Series 2021-HQA1, Class B2, 5.018% (SOFR30A +
	500 bps), 8/25/33 (144A)	70,700
150,000(e)	Freddie Mac Stacr Trust, Series 2018-HQA2, Class B1, 4.342% (1 Month USD LIBOR +
	425 bps), 10/25/48 (144A)	156,357
100,000(e)	Freddie Mac Stacr Trust, Series 2018-HQA2, Class M2, 2.392% (1 Month USD LIBOR +
	230 bps), 10/25/48 (144A)	100,903
72,392(e)	Freddie Mac Stacr Trust, Series 2019-HQA1, Class M2, 2.442% (1 Month USD LIBOR +
	235 bps), 2/25/49 (144A)	73,138
60,000(e)	Freddie Mac Stacr Trust, Series 2019-HRP1, Class B1, 4.142% (1 Month USD LIBOR + 405 bps),
	2/25/49 (144A)	61,204
100,000(e)	Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2020-HQA5, Class B1, 4.018%
	(SOFR30A + 400 bps), 11/25/50 (144A)	104,649
80,000(e)	Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2020-HQA5, Class B2, 7.418%
	(SOFR30A + 740 bps), 11/25/50 (144A)	93,439
70,000(e)	Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2021-DNA2, Class B1, 3.418%
	(SOFR30A + 340 bps), 8/25/33 (144A)	72,085
18,141	Government National Mortgage Association, Series 2009-83, Class EB, 4.5%, 9/20/39	20,399
4,062	Government National Mortgage Association, Series 2012-130, Class PA, 3.0%, 4/20/41	4,142
121,552(e)(f)	Government National Mortgage Association, Series 2019-90, Class SA, 3.207% (1 Month USD
	LIBOR + 330 bps), 7/20/49	10,913
209,359(f)	Government National Mortgage Association, Series 2019-110, Class PI, 3.5%, 9/20/49	17,059
271,827(e)(f)	Government National Mortgage Association, Series 2019-117, Class SB, 3.327% (1 Month USD
	LIBOR + 342 bps), 9/20/49	21,902
270,866(e)(f)	Government National Mortgage Association, Series 2019-121, Class SA, 3.257% (1 Month USD
	LIBOR + 335 bps), 10/20/49	24,013
397,583(f)	Government National Mortgage Association, Series 2019-128, Class IB, 3.5%, 10/20/49	51,807
515,443(f)	Government National Mortgage Association, Series 2019-128, Class ID, 3.5%, 10/20/49	42,417
182,538(f)	Government National Mortgage Association, Series 2019-159, Class CI, 3.5%, 12/20/49	24,113
217,928(e)(f)	Government National Mortgage Association, Series 2020-9, Class SA, 3.257% (1 Month USD
	LIBOR + 335 bps), 1/20/50	17,162
100,000(d)	GS Mortgage-Backed Securities Corp. Trust, Series 2021-RPL1, Class M1, 2.25%, 12/25/60 (144A)	98,192
100,000(e)	Home Partners of America Trust, Series 2017-1, Class D, 1.982% (1 Month USD LIBOR +
	190 bps), 7/17/34 (144A)	100,000
92,073(e)	J.P. Morgan Wealth Management, Series 2021-CL1, Class M3, 1.818% (SOFR30A +
	180 bps), 3/25/51 (144A)	92,073
97,628(d)	JP Morgan Mortgage Trust, Series 2020-LTV1, Class B4, 4.377%, 6/25/50 (144A)	103,284
143,505(d)	JP Morgan Mortgage Trust, Series 2021-3, Class A3, 2.5%, 7/1/51 (144A)	146,065
99,628(d)	JP Morgan Mortgage Trust, Series 2021-6, Class B1, 2.861%, 10/25/51 (144A)	101,245
99,813(d)	JP Morgan Mortgage Trust, Series 2021-7, Class B3, 2.82%, 11/25/51 (144A)	99,161
150,000(d)	JP Morgan Mortgage Trust, Series 2021-8, Class B3, 2.869%, 12/25/51 (144A)	150,656
99,808(d)	JP Mortgage Trust, Series 2021-INV1, Class B3, 3.036%, 10/25/51 (144A)	100,599
100,000(d)	MFA Trust, Series 2021-RPL1, Class M2, 2.855%, 7/25/60 (144A)	99,916
71,907(d)	New Residential Mortgage Loan Trust, Series 2019-RPL2, Class A1, 3.25%, 2/25/59 (144A)	75,699
99,641(d)	Oceanview Mortgage Trust, Series 2021-1, Class B2, 2.738%, 5/25/51 (144A)	98,956
99,596(d)	Sequoia Mortgage Trust, Series 2021-3, Class B2, 2.664%, 5/25/51 (144A)	97,512

The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio	Pioneer Variable Contracts Trust
Schedule of Investments 6/30/21 (unaudited) (continued)

Principal
Amount
USD ($)		Value
	COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
99,623(d)	Towd Point Mortgage Trust, Series 2021-R1, Class A1, 2.918%, 11/30/60 (144A)	$ 101,663
110,000(e)	Traingle Re, Ltd., Series 2021-1, Class M2, 3.992% (1 Month USD LIBOR + 390 bps), 8/25/33 (144A)	110,278
	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
	(Cost $4,530,646)	$ 4,341,604
	COMMERCIAL MORTGAGE-BACKED SECURITIES — 6.1% of Net Assets
40,000	Benchmark Mortgage Trust, Series 2018-B5, Class A3, 3.944%, 7/15/51	$ 45,575
100,000(d)	Benchmark Mortgage Trust, Series 2020-IG3, Class B, 3.388%, 9/15/48 (144A)	105,465
40,000	CFCRE Commercial Mortgage Trust, Series 2016-C3, Class A2, 3.597%, 1/10/48	43,560
99,275(e)	CHC Commercial Mortgage Trust, Series 2019-CHC, Class E, 2.423% (1 Month USD LIBOR +
	235 bps), 6/15/34 (144A)	96,159
150,000	Citigroup Commercial Mortgage Trust, Series 2018-B2, Class A3, 3.744%, 3/10/51	166,406
65,000(e)	CLNY Trust, Series 2019-IKPR, Class E, 2.794% (1 Month USD LIBOR + 272 bps), 11/15/38 (144A)	64,592
98,299(e)	Cold Storage Trust, Series 2020-ICE5, Class D, 2.173% (1 Month USD LIBOR + 210 bps), 11/15/37 (144A)	98,669
100,000(d)	COMM Mortgage Trust, Series 2015-CR24, Class D, 3.463%, 8/10/48	91,970
75,000(d)	COMM Mortgage Trust, Series 2015-DC1, Class B, 4.035%, 2/10/48	80,330
100,000(d)	CSAIL Commercial Mortgage Trust, Series 2015-C1, Class C, 4.405%, 4/15/50	95,845
25,000(d)	CSAIL Commercial Mortgage Trust, Series 2015-C4, Class D, 3.714%, 11/15/48	25,302
100,000(d)	Fontainebleau Miami Beach Trust, Series 2019-FBLU, Class D, 4.095%, 12/10/36 (144A)	104,834
30,000(d)	FREMF Mortgage Trust, Series 2017-K66, Class B, 4.173%, 7/25/27 (144A)	33,423
49,000(d)	FREMF Mortgage Trust, Series 2017-KW02, Class B, 3.915%, 12/25/26 (144A)	51,292
50,000(d)	FREMF Mortgage Trust, Series 2017-KW03, Class B, 4.199%, 7/25/27 (144A)	53,138
75,000(d)	FREMF Mortgage Trust, Series 2018-KHG1, Class B, 3.939%, 12/25/27 (144A)	77,525
25,000(d)	FREMF Mortgage Trust, Series 2018-KW07, Class B, 4.221%, 10/25/31 (144A)	26,471
75,000(d)	FREMF Mortgage Trust, Series 2019-K88, Class C, 4.526%, 2/25/52 (144A)	83,090
84,654(d)	FREMF Mortgage Trust, Series 2019-KJ24, Class B, 7.6%, 10/25/27 (144A)	73,240
50,000(d)	FREMF Mortgage Trust, Series 2020-K106, Class B, 3.707%, 3/25/53 (144A)	54,031
50,000(d)	FREMF Trust, Series 2018-KW04, Class B, 4.045%, 9/25/28 (144A)	52,394
100,000(e)	GS Mortgage Securities Corp. Trust, Series 2020-DUNE, Class E, 2.573% (1 Month USD LIBOR +
	250 bps), 12/15/36 (144A)	97,185
100,000(e)	GS Mortgage Securities Corp. Trust, Series 2020-DUNE, Class G, 4.073% (1 Month USD LIBOR +
	400 bps), 12/15/36 (144A)	91,027
50,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2018-WPT, Class BFX, 4.549%,
	7/5/33 (144A)	52,616
100,000(e)	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2019-BKWD, Class E, 2.673%
	(1 Month USD LIBOR + 260 bps), 9/15/29 (144A)	98,867
100,000(d)	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2020-LOOP, Class F, 3.99%,
	12/5/38 (144A)	93,243
50,000	Key Commercial Mortgage Securities Trust, Series 2019-S2,
	Class A3, 3.469%, 6/15/52 (144A)	52,904
100,000	Morgan Stanley Capital I Trust, Series 2014-150E, Class AS, 4.012%, 9/9/32 (144A)	106,199
15,000	Morgan Stanley Capital I Trust, Series 2016-UBS9, Class D, 3.0%, 3/15/49 (144A)	14,343
100,000(d)	Morgan Stanley Capital I Trust, Series 2018-MP, Class A, 4.419%, 7/11/40 (144A)	113,053
100,000(e)	Multifamily Connecticut Avenue Securities Trust, Series 2019-01, Class M10, 3.342% (1 Month
	USD LIBOR + 325 bps), 10/15/49 (144A)	101,394
65,000	Palisades Center Trust, Series 2016-PLSD, Class A, 2.713%, 4/13/33 (144A)	60,632
100,000(d)	Ready Capital Mortgage Trust, Series 2019-5, Class E, 5.5%, 2/25/52 (144A)	92,032
100,000	SLG Office Trust, Series 2021-OVA, Class E, 2.851%, 7/15/41 (144A)	97,998

The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio	Pioneer Variable Contracts Trust

Principal
Amount
USD ($)		Value
	COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
125,000	SLG Office Trust, Series 2021-OVA, Class F, 2.851%, 7/15/41 (144A)	$ 116,556
1,000,000(d)(f)	UBS Commercial Mortgage Trust, Series 2018-C9, Class XB, 0.441%, 3/15/51	23,388
	TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES
	(Cost $2,686,603)	$ 2,734,748
	CONVERTIBLE CORPORATE BONDS — 1.4% of Net Assets
	Airlines — 0.1%
51,000	Spirit Airlines, Inc., 1.0%, 5/15/26	$ 48,608
	Total Airlines	$ 48,608
	Biotechnology — 0.1%
30,000	Insmed, Inc., 0.75%, 6/1/28	$ 32,981
35,000	Insmed, Inc., 1.75%, 1/15/25	36,554
	Total Biotechnology	$ 69,535
	Entertainment — 0.3%
122,000(g)	DraftKings, Inc., 3/15/28 (144A)	$ 109,922
15,000	IMAX Corp., 0.5%, 4/1/26 (144A)	15,638
	Total Entertainment	$ 125,560
	Leisure Time — 0.2%
77,000(g)	Peloton Interactive, Inc., 2/15/26 (144A)	$ 74,449
	Total Leisure Time	$ 74,449
	Mining — 0.1%
35,000	Ivanhoe Mines, Ltd., 2.5%, 4/15/26 (144A)	$ 43,008
	Total Mining	$ 43,008
	Pharmaceuticals — 0.0%†
75,000	Tricida, Inc., 3.5%, 5/15/27	$ 28,227
	Total Pharmaceuticals	$ 28,227
	Software — 0.6%
65,000	Bentley Systems, Inc., 0.375%, 7/1/27 (144A)	$ 66,625
91,000	Ceridian HCM Holding, Inc., 0.25%, 3/15/26 (144A)	90,943
37,000(g)	Everbridge, Inc., 3/15/26 (144A)	37,786
65,000	Verint Systems, Inc., 0.25%, 4/15/26 (144A)	63,736
	Total Software	$ 259,090
	TOTAL CONVERTIBLE CORPORATE BONDS
	(Cost $663,342)	$ 648,477
	CORPORATE BONDS — 31.8% of Net Assets
	Aerospace & Defense — 0.8%
237,000	Boeing Co., 3.75%, 2/1/50	$ 244,437
85,000	Boeing Co., 5.805%, 5/1/50	114,543
	Total Aerospace & Defense	$ 358,980
	Airlines — 1.4%
127,787	Alaska Airlines 2020-1 Class A Pass Through Trust, 4.8%, 8/15/27 (144A)	$ 141,449
20,000	American Airlines, Inc./AAdvantage Loyalty IP, Ltd., 5.5%, 4/20/26 (144A)	21,175
20,000	American Airlines, Inc./AAdvantage Loyalty IP, Ltd., 5.75%, 4/20/29 (144A)	21,592
43,887	British Airways 2019-1 Class A Pass Through Trust, 3.35%, 6/15/29 (144A)	43,952
53,070	British Airways 2019-1 Class AA Pass Through Trust, 3.3%, 12/15/32 (144A)	54,029

The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio	Pioneer Variable Contracts Trust
Schedule of Investments 6/30/21 (unaudited) (continued)

Principal
Amount
USD ($)		Value
	Airlines (continued)
17,780	British Airways 2020-1 Class A Pass Through Trust, 4.25%, 11/15/32 (144A)	$ 19,151
27,048	British Airways 2020-1 Class B Pass Through Trust, 8.375%, 11/15/28 (144A)	31,279
110,000	Gol Finance SA, 8.0%, 6/30/26 (144A)	111,376
52,586	JetBlue 2019-1 Class AA Pass Through Trust, 2.75%, 5/15/32	54,050
20,313	JetBlue 2020-1 Class A Pass Through Trust, 4.0%, 11/15/32	22,412
80,000	Mileage Plus Holdings LLC/Mileage Plus Intellectual Property Assets, Ltd., 6.5%, 6/20/27 (144A)	88,080
10,000	United Airlines, Inc., 4.375%, 4/15/26 (144A)	10,350
10,000	United Airlines, Inc., 4.625%, 4/15/29 (144A)	10,350
	Total Airlines	$ 629,245
	Auto Manufacturers — 0.4%
135,000	Ford Motor Co., 4.346%, 12/8/26	$ 144,619
42,000	Ford Motor Co., 5.291%, 12/8/46	46,909
	Total Auto Manufacturers	$ 191,528
	Auto Parts & Equipment — 0.2%
40,000	Dana, Inc., 4.25%, 9/1/30	$ 41,150
45,000	Lear Corp., 3.5%, 5/30/30	48,399
	Total Auto Parts & Equipment	$ 89,549
	Banks — 3.3%
ARS 1,000,000(e)	Banco de la Ciudad de Buenos Aires, 38.113% (BADLARPP + 399 bps), 12/5/22	$ 9,184
25,000	Freedom Mortgage Corp., 6.625%, 1/15/27 (144A)	25,156
25,000	Freedom Mortgage Corp., 8.25%, 4/15/25 (144A)	26,094
KZT 49,000,000	International Finance Corp., 7.5%, 2/3/23	111,326
200,000(b)(d)	Natwest Group Plc, 8.625% (5 Year USD Swap Rate + 760 bps)	201,650
200,000	QNB Finansbank AS, 4.875%, 5/19/22 (144A)	204,186
EUR 283,675(b)(c)	Stichting AK Rabobank Certificaten, 2.188%	452,196
200,000(b)(d)	UBS Group AG, 7.0% (5 Year USD Swap Rate + 434 bps) (144A)	220,250
200,000(d)	UniCredit S.p.A., 7.296% (5 Year USD 1100 Run ICE Swap Rate + 491 bps), 4/2/34 (144A)	240,464
	Total Banks	$ 1,490,506
	Beverages — 0.3%
100,000	Bacardi, Ltd., 5.3%, 5/15/48 (144A)	$ 130,461
	Total Beverages	$ 130,461
	Building Materials — 0.3%
45,000	Patrick Industries, Inc., 4.75%, 5/1/29 (144A)	$ 44,719
68,000	Standard Industries, Inc., 4.375%, 7/15/30 (144A)	70,125
5,000	Standard Industries, Inc., 5.0%, 2/15/27 (144A)	5,178
5,000	Summit Materials LLC/Summit Materials Finance Corp., 5.25%, 1/15/29 (144A)	5,312
	Total Building Materials	$ 125,334
	Chemicals — 0.7%
28,000	NOVA Chemicals Corp., 5.25%, 6/1/27 (144A)	$ 30,178
89,000	Olin Corp., 5.0%, 2/1/30	94,896
10,000	Olin Corp., 5.625%, 8/1/29	11,064
50,000	Trinseo Materials Operating SCA/Trinseo Materials Finance, Inc., 5.125%, 4/1/29 (144A)	51,125
55,000	Tronox, Inc., 4.625%, 3/15/29 (144A)	55,618
50,000	Tronox, Inc., 6.5%, 5/1/25 (144A)	52,915
	Total Chemicals	$ 295,796

The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio	Pioneer Variable Contracts Trust

Principal
Amount
USD ($)		Value
	Commercial Services — 0.9%
45,000	Allied Universal Holdco LLC/Allied Universal Finance Corp., 6.625%, 7/15/26 (144A)	$ 47,710
45,000	Brink’s Co., 5.5%, 7/15/25 (144A)	47,700
55,000	CoreLogic, Inc., 4.5%, 5/1/28 (144A)	54,519
35,000	Garda World Security Corp., 4.625%, 2/15/27 (144A)	35,175
39,000	Garda World Security Corp., 6.0%, 6/1/29 (144A)	38,708
24,000	Garda World Security Corp., 9.5%, 11/1/27 (144A)	26,580
15,000	Nielsen Finance LLC/Nielsen Finance Co., 4.5%, 7/15/29 (144A)	15,056
15,000	Nielsen Finance LLC/Nielsen Finance Co., 4.75%, 7/15/31 (144A)	15,038
35,000	Prime Security Services Borrower LLC/Prime Finance, Inc., 5.75%, 4/15/26 (144A)	38,663
104,000	Prime Security Services Borrower LLC/Prime Finance, Inc., 6.25%, 1/15/28 (144A)	110,630
	Total Commercial Services	$ 429,779
	Computers — 0.2%
40,000	KBR, Inc., 4.75%, 9/30/28 (144A)	$ 40,000
25,000	NCR Corp., 5.0%, 10/1/28 (144A)	25,852
10,000	NCR Corp., 5.25%, 10/1/30 (144A)	10,375
	Total Computers	$ 76,227
	Cosmetics/Personal Care — 0.1%
55,000	Edgewell Personal Care Co., 5.5%, 6/1/28 (144A)	$ 58,300
	Total Cosmetics/Personal Care	$ 58,300
	Diversified Financial Services — 1.5%
70,000	Air Lease Corp., 3.125%, 12/1/30	$ 71,190
95,000	Alliance Data Systems Corp., 7.0%, 1/15/26 (144A)	101,769
95,000(b)(d)	Capital One Financial Corp., 3.95% (5 Year CMT Index + 316 bps)	97,019
155,702(h)	Global Aircraft Leasing Co., Ltd., 6.5%, (7.25% PIK or 6.50% cash), 9/15/24 (144A)	156,540
30,000	Nationstar Mortgage Holdings, Inc., 5.125%, 12/15/30 (144A)	29,850
10,000	Nationstar Mortgage Holdings, Inc., 6.0%, 1/15/27 (144A)	10,363
55,000	OneMain Finance Corp., 3.5%, 1/15/27	55,412
130,000	OneMain Finance Corp., 4.0%, 9/15/30	128,658
40,000	United Wholesale Mortgage LLC, 5.5%, 4/15/29 (144A)	39,991
	Total Diversified Financial Services	$ 690,792
	Electric — 2.4%
20,000	AES Corp., 3.95%, 7/15/30 (144A)	$ 21,870
226,000	Calpine Corp., 3.75%, 3/1/31 (144A)	215,231
15,000	Calpine Corp., 4.625%, 2/1/29 (144A)	14,747
15,000	Calpine Corp., 5.0%, 2/1/31 (144A)	14,925
40,000	Clearway Energy Operating LLC, 3.75%, 2/15/31 (144A)	39,800
65,000	Iberdrola International BV, 6.75%, 7/15/36	98,454
17,000	NextEra Energy Operating Partners LP, 4.5%, 9/15/27 (144A)	18,397
15,000	NRG Energy, Inc., 3.375%, 2/15/29 (144A)	14,681
20,000	NRG Energy, Inc., 3.625%, 2/15/31 (144A)	19,654
200,000	NRG Energy, Inc., 4.45%, 6/15/29 (144A)	220,945
10,000	Pattern Energy Operations LP/Pattern Energy Operations, Inc., 4.5%, 8/15/28 (144A)	10,352
65,000	Southern California Edison Co., 4.875%, 3/1/49	76,941
28,000	Talen Energy Supply LLC, 6.625%, 1/15/28 (144A)	25,620

The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio	Pioneer Variable Contracts Trust
Schedule of Investments 6/30/21 (unaudited) (continued)

Principal
Amount
USD ($)		Value
	Electric (continued)
60,000	Talen Energy Supply LLC, 7.625%, 6/1/28 (144A)	$ 56,143
150,000	Vistra Operations Co. LLC, 3.7%, 1/30/27 (144A)	160,337
75,000	Vistra Operations Co. LLC, 4.375%, 5/1/29 (144A)	75,375
	Total Electric	$ 1,083,472
	Electrical Components & Equipment — 0.6%
EUR 100,000	Belden, Inc., 2.875%, 9/15/25 (144A)	$ 119,205
EUR 100,000	Energizer Gamma Acquisition BV, 3.5%, 6/30/29 (144A)	117,989
15,000	WESCO Distribution, Inc., 7.25%, 6/15/28 (144A)	16,708
	Total Electrical Components & Equipment	$ 253,902
	Electronics — 0.2%
25,000	Atkore, Inc., 4.25%, 6/1/31 (144A)	$ 25,320
25,000	Sensata Technologies BV, 4.0%, 4/15/29 (144A)	25,377
20,000	Sensata Technologies, Inc., 3.75%, 2/15/31 (144A)	19,777
	Total Electronics	$ 70,474
	Energy-Alternate Sources — 0.6%
41,923	Alta Wind Holdings LLC, 7.0%, 6/30/35 (144A)	$ 47,566
200,000	Atlantica Sustainable Infrastructure PLC, 4.125%, 6/15/28 (144A)	203,760
19,000	TerraForm Power Operating LLC, 4.75%, 1/15/30 (144A)	19,459
	Total Energy-Alternate Sources	$ 270,785
	Engineering & Construction — 0.4%
20,000	Arcosa, Inc., 4.375%, 4/15/29 (144A)	$ 20,350
59,000	Dycom Industries, Inc., 4.5%, 4/15/29 (144A)	59,511
75,000	PowerTeam Services LLC, 9.033%, 12/4/25 (144A)	82,500
	Total Engineering & Construction	$ 162,361
	Entertainment — 0.2%
5,000	Everi Holdings, Inc., 5.0%, 7/15/29 (144A)	$ 5,000
15,000	Scientific Games International, Inc., 7.0%, 5/15/28 (144A)	16,387
15,000	Scientific Games International, Inc., 7.25%, 11/15/29 (144A)	16,920
31,000	Scientific Games International, Inc., 8.25%, 3/15/26 (144A)	33,247
	Total Entertainment	$ 71,554
	Environmental Control — 0.4%
70,000	Covanta Holding Corp., 5.0%, 9/1/30	$ 73,500
56,000	Covanta Holding Corp., 6.0%, 1/1/27	58,240
30,000	Tervita Corp., 11.0%, 12/1/25 (144A)	33,592
	Total Environmental Control	$ 165,332
	Food — 0.9%
40,000	Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC, 3.5%, 3/15/29 (144A)	$ 39,550
30,000	Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC, 4.875%, 2/15/30 (144A)	31,995
50,000	JBS USA LUX SA/JBS USA Finance, Inc., 6.75%, 2/15/28 (144A)	54,938
39,000	JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc., 5.5%, 1/15/30 (144A)	43,617
200,000	Minerva Luxembourg SA, 5.875%, 1/19/28 (144A)	212,200
30,000	Pilgrim’s Pride Corp., 5.875%, 9/30/27 (144A)	31,950
	Total Food	$ 414,250

The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio	Pioneer Variable Contracts Trust

Principal
Amount
USD ($)		Value
	Forest Products & Paper — 0.0%†
22,000	Clearwater Paper Corp., 4.75%, 8/15/28 (144A)	$ 21,917
	Total Forest Products & Paper	$ 21,917
	Healthcare-Services — 0.1%
10,000	ModivCare, Inc., 5.875%, 11/15/25 (144A)	$ 10,700
15,000	Molina Healthcare, Inc., 4.375%, 6/15/28 (144A)	15,638
31,000	US Renal Care, Inc., 10.625%, 7/15/27 (144A)	32,511
	Total Healthcare-Services	$ 58,849
	Home Builders — 0.1%
9,000	KB Home, 6.875%, 6/15/27	$ 10,710
19,000	Meritage Homes Corp., 6.0%, 6/1/25	21,660
	Total Home Builders	$ 32,370
	Household Products/Wares — 0.1%
10,000	Central Garden & Pet Co., 4.125%, 10/15/30	$ 10,212
20,000	Central Garden & Pet Co., 4.125%, 4/30/31 (144A)	20,225
	Total Household Products/Wares	$ 30,437
	Insurance — 0.5%
60,000(d)	Farmers Exchange Capital III, 5.454% (3 Month USD LIBOR + 345 bps), 10/15/54 (144A)	$ 75,186
120,000(d)	Farmers Insurance Exchange, 4.747% (3 Month USD LIBOR + 323 bps), 11/1/57 (144A)	135,337
	Total Insurance	$ 210,523
	Internet — 0.6%
35,000	ANGI Group LLC, 3.875%, 8/15/28 (144A)	$ 34,781
121,000	Expedia Group, Inc., 3.25%, 2/15/30	126,515
100,000	Expedia Group, Inc., 3.8%, 2/15/28	108,843
	Total Internet	$ 270,139
	Iron & Steel — 0.1%
20,000	Cleveland-Cliffs, Inc., 6.75%, 3/15/26 (144A)	$ 21,575
6,000	Cleveland-Cliffs, Inc., 9.875%, 10/17/25 (144A)	7,032
	Total Iron & Steel	$ 28,607
	Leisure Time — 0.4%
15,000	Carnival Corp., 7.625%, 3/1/26 (144A)	$ 16,294
10,000	NCL Finance, Ltd., 6.125%, 3/15/28 (144A)	10,479
55,000	Royal Caribbean Cruises, Ltd., 5.5%, 4/1/28 (144A)	57,602
5,000	Viking Ocean Cruises Ship VII, Ltd., 5.625%, 2/15/29 (144A)	5,050
94,000	VOC Escrow, Ltd., 5.0%, 2/15/28 (144A)	95,034
	Total Leisure Time	$ 184,459
	Lodging — 0.8%
15,000	Hilton Domestic Operating Co., Inc., 3.625%, 2/15/32 (144A)	$ 14,812
40,000	Hilton Domestic Operating Co., Inc., 3.75%, 5/1/29 (144A)	40,308
40,000	Hilton Domestic Operating Co., Inc., 4.0%, 5/1/31 (144A)	40,355
5,000	Hilton Domestic Operating Co., Inc., 5.75%, 5/1/28 (144A)	5,410
30,000	Hilton Grand Vacations Borrower Escrow LLC/Hilton Grand Vacations Borrower Esc,
	5.0%, 6/1/29 (144A)	30,675
180,000	Marriott International, Inc., 3.5%, 10/15/32	191,452
25,000	Marriott International, Inc., 4.625%, 6/15/30	28,821
	Total Lodging	$ 351,833

The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio	Pioneer Variable Contracts Trust
Schedule of Investments 6/30/21 (unaudited) (continued)

Principal
Amount
USD ($)		Value
	Media — 1.2%
10,000	CCO Holdings LLC/CCO Holdings Capital Corp., 4.5%, 6/1/33 (144A)	$ 10,233
125,000	CCO Holdings LLC/CCO Holdings Capital Corp., 4.75%, 3/1/30 (144A)	132,031
200,000	CSC Holdings LLC, 5.5%, 4/15/27 (144A)	210,010
19,000	Diamond Sports Group LLC/Diamond Sports Finance Co., 6.625%, 8/15/27 (144A)	9,310
69,000	Gray Television, Inc., 7.0%, 5/15/27 (144A)	74,606
25,000	News Corp., 3.875%, 5/15/29 (144A)	25,250
20,000	Sinclair Television Group, Inc., 4.125%, 12/1/30 (144A)	19,650
75,000	Sirius XM Radio, Inc., 4.0%, 7/15/28 (144A)	77,330
	Total Media	$ 558,420
	Mining — 1.0%
44,000	Coeur Mining, Inc., 5.125%, 2/15/29 (144A)	$ 43,560
133,000	FMG Resources August 2006 Pty Ltd., 4.375%, 4/1/31 (144A)	141,977
149,000	Freeport-McMoRan, Inc., 5.45%, 3/15/43	182,126
47,000	IAMGOLD Corp., 5.75%, 10/15/28 (144A)	48,896
27,000	Joseph T Ryerson & Son, Inc., 8.5%, 8/1/28 (144A)	29,970
25,000	Kaiser Aluminum Corp., 4.5%, 6/1/31 (144A)	25,639
	Total Mining	$ 472,168
	Miscellaneous Manufacturers — 0.1%
14,000	Amsted Industries, Inc., 5.625%, 7/1/27 (144A)	$ 14,752
30,000	Hillenbrand, Inc., 3.75%, 3/1/31	29,747
	Total Miscellaneous Manufacturers	$ 44,499
	Multi-National — 0.9%
200,000	African Export-Import Bank, 3.994%, 9/21/29 (144A)	$ 210,565
IDR 1,997,800,000	European Bank for Reconstruction & Development, 6.45%, 12/13/22	141,017
IDR 980,000,000	Inter-American Development Bank, 7.875%, 3/14/23	71,114
	Total Multi-National	$ 422,696
	Oil & Gas — 1.9%
275,000	Cenovus Energy, Inc., 6.75%, 11/15/39	$ 373,555
20,000	EQT Corp., 3.125%, 5/15/26 (144A)	20,444
20,000	EQT Corp., 3.625%, 5/15/31 (144A)	20,850
10,000	EQT Corp., 5.0%, 1/15/29	11,150
30,000	Hilcorp Energy I LP/Hilcorp Finance Co., 6.0%, 2/1/31 (144A)	31,773
40,000	Indigo Natural Resources LLC, 5.375%, 2/1/29 (144A)	41,800
5,000	MEG Energy Corp., 5.875%, 2/1/29 (144A)	5,212
21,000	MEG Energy Corp., 6.5%, 1/15/25 (144A)	21,743
30,000	MEG Energy Corp., 7.125%, 2/1/27 (144A)	31,960
90,000	Occidental Petroleum Corp., 4.4%, 4/15/46	86,445
30,000	PBF Holding Co. LLC/PBF Finance Corp., 9.25%, 5/15/25 (144A)	30,222
42,000	Petroleos Mexicanos, 5.35%, 2/12/28	41,305
25,000	Petroleos Mexicanos, 6.875%, 10/16/25 (144A)	27,675
25,000	Precision Drilling Corp., 6.875%, 1/15/29 (144A)	25,750
25,000	Precision Drilling Corp., 7.125%, 1/15/26 (144A)	25,750
22,000	Shelf Drilling Holdings, Ltd., 8.875%, 11/15/24 (144A)	22,715
30,000	YPF SA, 6.95%, 7/21/27 (144A)	21,132
ARS 175,000	YPF SA, 16.5%, 5/9/22 (144A)	1,645
	Total Oil & Gas	$ 841,126

The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio	Pioneer Variable Contracts Trust

Principal
Amount
USD ($)		Value
	Packaging & Containers — 0.3%
65,000	Greif, Inc., 6.5%, 3/1/27 (144A)	$ 68,555
60,000	TriMas Corp., 4.125%, 4/15/29 (144A)	60,738
	Total Packaging & Containers	$ 129,293
	Pharmaceuticals — 1.0%
7,000	Bausch Health Americas, Inc., 8.5%, 1/31/27 (144A)	$ 7,608
71,000	Bausch Health Americas, Inc., 9.25%, 4/1/26 (144A)	77,227
15,000	Bausch Health Cos., Inc., 5.0%, 1/30/28 (144A)	14,229
30,449	CVS Pass-Through Trust, 5.773%, 1/10/33 (144A)	36,109
49,010	CVS Pass-Through Trust, 6.036%, 12/10/28	57,400
16,694	CVS Pass-Through Trust, 8.353%, 7/10/31 (144A)	21,892
31,000	Par Pharmaceutical, Inc., 7.5%, 4/1/27 (144A)	31,698
197,000	Teva Pharmaceutical Finance Netherlands III BV, 3.15%, 10/1/26	187,396
	Total Pharmaceuticals	$ 433,559
	Pipelines — 2.3%
16,000	DCP Midstream Operating LP, 5.6%, 4/1/44	$ 17,600
30,000	Enable Midstream Partners LP, 4.15%, 9/15/29	32,878
35,000	Energy Transfer LP, 6.0%, 6/15/48	44,269
19,000	Energy Transfer LP, 6.1%, 2/15/42	23,632
10,000	Energy Transfer LP, 6.125%, 12/15/45	12,751
21,000	Energy Transfer LP, 6.5%, 2/1/42	27,277
15,000(b)(d)	Energy Transfer LP, 6.625% (3 Month USD LIBOR + 416 bps)	14,681
313,000(b)(d)	Energy Transfer LP, 7.125% (5 Year CMT Index + 531 bps)	323,172
4,000	EnLink Midstream LLC, 5.375%, 6/1/29	4,174
9,000	EnLink Midstream Partners LP, 5.05%, 4/1/45	7,740
135,000	EnLink Midstream Partners LP, 5.45%, 6/1/47	119,812
34,000	EnLink Midstream Partners LP, 5.6%, 4/1/44	30,770
30,000	Hess Midstream Operations LP, 5.125%, 6/15/28 (144A)	31,463
38,000	Midwest Connector Capital Co. LLC, 4.625%, 4/1/29 (144A)	40,424
125,000	Phillips 66 Partners LP, 3.75%, 3/1/28	136,874
38,000	Sunoco Logistics Partners Operations LP, 5.4%, 10/1/47	45,046
95,000	Williams Cos., Inc., 7.5%, 1/15/31	131,742
	Total Pipelines	$ 1,044,305
	REITs — 1.7%
65,000	Corporate Office Properties LP, 2.75%, 4/15/31	$ 65,467
75,000	HAT Holdings I LLC/HAT Holdings II LLC, 3.375%, 6/15/26 (144A)	75,562
45,000	Highwoods Realty LP, 4.125%, 3/15/28	50,447
120,000	iStar, Inc., 4.25%, 8/1/25	123,450
30,000	iStar, Inc., 4.75%, 10/1/24	31,575
20,000	iStar, Inc., 5.5%, 2/15/26	20,950
65,000	MPT Operating Partnership LP/MPT Finance Corp., 3.5%, 3/15/31	65,649
86,000	MPT Operating Partnership LP/MPT Finance Corp., 4.625%, 8/1/29	92,059
150,000	SBA Tower Trust, 3.869%, 10/8/24 (144A)	157,618
73,000	Uniti Group LP/Uniti Fiber Holdings, Inc./CSL Capital LLC, 7.875%, 2/15/25 (144A)	78,019
30,000	Uniti Group LP/Uniti Group Finance, Inc./CSL Capital LLC, 6.5%, 2/15/29 (144A)	30,075
8,000	VICI Properties LP/VICI Note Co., Inc., 4.125%, 8/15/30 (144A)	8,215
	Total REITs	$ 799,086

The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio	Pioneer Variable Contracts Trust
Schedule of Investments 6/30/21 (unaudited) (continued)

Principal
Amount
USD ($)		Value
	Retail — 0.6%
15,000	Asbury Automotive Group, Inc., 4.5%, 3/1/28	$ 15,412
15,000	Asbury Automotive Group, Inc., 4.75%, 3/1/30	15,675
30,000	AutoNation, Inc., 4.75%, 6/1/30	35,516
30,000	Beacon Roofing Supply, Inc., 4.125%, 5/15/29 (144A)	29,923
35,000	LCM Investments Holdings II LLC, 4.875%, 5/1/29 (144A)	35,875
30,000	Lithia Motors, Inc., 3.875%, 6/1/29 (144A)	31,096
90,000	Penske Automotive Group, Inc., 3.75%, 6/15/29	90,562
15,000	SRS Distribution, Inc., 4.625%, 7/1/28 (144A)	15,338
5,000	SRS Distribution, Inc., 6.125%, 7/1/29 (144A)	5,146
	Total Retail	$ 274,543
	Software — 0.4%
170,000	Citrix Systems, Inc., 3.3%, 3/1/30	$ 179,031
	Total Software	$ 179,031
	Telecommunications — 1.8%
50,000	CommScope Technologies LLC, 5.0%, 3/15/27 (144A)	$ 51,187
165,000	Level 3 Financing, Inc., 3.75%, 7/15/29 (144A)	160,463
55,000	Level 3 Financing, Inc., 4.625%, 9/15/27 (144A)	57,086
45,000	LogMeIn, Inc., 5.5%, 9/1/27 (144A)	46,577
25,000	Lumen Technologies, Inc., 4.0%, 2/15/27 (144A)	25,500
45,000	Lumen Technologies, Inc., 4.5%, 1/15/29 (144A)	43,918
11,700	Millicom International Cellular SA, 6.25%, 3/25/29 (144A)	12,792
45,000	Plantronics, Inc., 4.75%, 3/1/29 (144A)	44,673
30,000	Sprint Corp., 7.25%, 9/15/21	30,443
45,000	T-Mobile USA, Inc., 2.875%, 2/15/31	44,663
80,000	T-Mobile USA, Inc., 3.375%, 4/15/29 (144A)	82,559
165,000	T-Mobile USA, Inc., 3.5%, 4/15/31 (144A)	170,707
35,000	Windstream Escrow LLC/Windstream Escrow Finance Corp., 7.75%, 8/15/28 (144A)	36,050
	Total Telecommunications	$ 806,618
	Transportation — 0.1%
60,000	Western Global Airlines LLC, 10.375%, 8/15/25 (144A)	$ 68,603
	Total Transportation	$ 68,603
	TOTAL CORPORATE BONDS
	(Cost $13,611,504)	$14,321,708
	FOREIGN GOVERNMENT BONDS — 3.0% of Net Assets
	Argentina — 0.6%
145,500(c)	Argentine Republic Government International Bond, 0.125%, 7/9/35	$ 46,052
6,500	Argentine Republic Government International Bond, 1.0%, 7/9/29	2,462
250,000	Ciudad Autonoma De Buenos Aires, 7.5%, 6/1/27 (144A)	213,752
	Total Argentina	$ 262,266
	Egypt — 0.3%
EGP 1,754,000	Egypt Government Bond, 15.7%, 11/7/27	$ 116,119
	Total Egypt	$ 116,119
	Indonesia — 0.3%
IDR 1,784,000,000	Indonesia Treasury Bond, 6.125%, 5/15/28	$ 122,911
	Total Indonesia	$ 122,911

The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio	Pioneer Variable Contracts Trust

Principal
Amount
USD ($)		Value
Ivory Coast — 0.5%
EUR 100,000	Ivory Coast Government International Bond, 4.875%, 1/30/32 (144A)	$ 118,335
EUR 100,000	Ivory Coast Government International Bond, 5.875%, 10/17/31 (144A)	127,338
	Total Ivory Coast	$ 245,673
Mexico — 0.8%
MXN 5,490,000	Mexican Bonos, 8.5%, 5/31/29	$ 303,049
MXN 1,525,572	Mexican Udibonos, 2.0%, 6/9/22	76,969
	Total Mexico	$ 380,018
Qatar — 0.5%
200,000	Qatar Government International Bond, 3.4%, 4/16/25 (144A)	$ 217,790
	Total Qatar	$ 217,790
TOTAL FOREIGN GOVERNMENT BONDS
	(Cost $1,421,415)	$ 1,344,777
Face
Amount
USD ($)
INSURANCE-LINKED SECURITIES — 0.0%† of Net Assets#
Reinsurance Sidecars — 0.0%†
Multiperil – Worldwide — 0.0%†
40,000+(a)(i)	Lorenz Re 2018, 7/1/21	$ 204
20,578+(a)(i)	Lorenz Re 2019, 6/30/22	2,257
$ 2,461
	Total Reinsurance Sidecars	$ 2,461
TOTAL INSURANCE-LINKED SECURITIES
	(Cost $15,117)	$ 2,461
Principal
Amount
USD ($)
SENIOR SECURED FLOATING RATE LOAN INTERESTS — 1.1% of Net Assets*(e)
Aerospace & Defense — 0.1%
30,000	Grupo Aeromexico, SAB de CV, DIP Tranche 1 Term Loan, 1.0% (LIBOR + 800 bps), 12/31/21	$ 30,225
	Total Aerospace & Defense	$ 30,225
Airlines — 0.0%†
8,003	Grupo Aeromexico, SAB de CV, DIP Tranche 2 Term Loan, 15.5% (LIBOR + 1,450 bps), 12/31/21	$ 8,213
	Total Airlines	$ 8,213
Automobile — 0.1%
33,270	Navistar, Inc., Tranche B Term Loan, 0.1% (LIBOR + 350 bps), 11/6/24	$ 33,326
	Total Automobile	$ 33,326
Broadcasting & Entertainment — 0.1%
39,047	Sinclair Television Group, Inc., Tranche B Term Loan, 0.11% (LIBOR + 225 bps), 1/3/24	$ 38,738
	Total Broadcasting & Entertainment	$ 38,738
Computers & Electronics — 0.0%†
12,329	Energy Acquisition LP (aka Electrical Components International), First Lien Initial Term Loan,
	0.118% (LIBOR + 425 bps), 6/26/25	$ 12,206
	Total Computers & Electronics	$ 12,206

The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio	Pioneer Variable Contracts Trust
Schedule of Investments 6/30/21 (unaudited) (continued)

Principal
Amount
USD ($)		Value
	Finance — 0.2%
110,000	Bank of Industry Ltd., 0.119% (LIBOR + 600 bps), 12/11/23	$ 109,648
	Total Finance	$ 109,648
	Healthcare, Education & Childcare — 0.2%
34,307	Alliance HealthCare Services, Inc., First Lien Initial Term Loan, 1.0% (LIBOR + 450 bps), 10/24/23	$ 34,178
35,559	KUEHG Corp. (fka KC MergerSub, Inc.) (aka KinderCare), Term B-3 Loan, 4.75%
	(LIBOR + 375 bps), 2/21/25	35,085
	Total Healthcare, Education & Childcare	$ 69,263
	Hotel, Gaming & Leisure — 0.2%
70,138	1011778 B.C. Unlimited Liability Co. (New Red Finance, Inc.) (aka Burger King/Tim Hortons),
	Term B-4 Loan, 0.104% (LIBOR + 175 bps), 11/19/26	$ 69,261
	Total Hotel, Gaming & Leisure	$ 69,261
	Insurance — 0.2%
96,250	USI, Inc. (fka Compass Investors, Inc.), 2017 New Term Loan, 0.147% (LIBOR + 300 bps), 5/16/24	$ 95,494
	Total Insurance	$ 95,494
	Leisure & Entertainment — 0.0%†
15,560	Fitness International LLC, Term B Loan, 1.0% (LIBOR + 325 bps), 4/18/25	$ 14,918
	Total Leisure & Entertainment	$ 14,918
	Retail — 0.0%†
14,700	Staples, Inc., 2019 Refinancing New Term B-2 Loan, 0.176% (LIBOR + 450 bps), 9/12/24	$ 14,516
	Total Retail	$ 14,516
	TOTAL SENIOR SECURED FLOATING RATE LOAN INTERESTS
	(Cost $492,936)	$ 495,808
	U.S. GOVERNMENT AND AGENCY OBLIGATIONS — 46.4% of Net Assets
400,000	Fannie Mae, 1.5%, 8/1/51 (TBA)	$ 404,504
210,000	Fannie Mae, 2.0%, 7/1/36 (TBA)	216,671
200,000	Fannie Mae, 2.0%, 7/1/51 (TBA)	202,211
500,000	Fannie Mae, 2.0%, 8/1/51 (TBA)	504,531
1,200,000	Fannie Mae, 2.5%, 7/1/51 (TBA)	1,241,953
20,136	Fannie Mae, 3.0%, 10/1/30	21,322
44,384	Fannie Mae, 3.0%, 5/1/43	46,976
1,223	Fannie Mae, 3.0%, 5/1/46	1,302
1,280	Fannie Mae, 3.0%, 10/1/46	1,358
634	Fannie Mae, 3.0%, 1/1/47	674
3,691	Fannie Mae, 3.0%, 7/1/49	3,938
600,000	Fannie Mae, 3.0%, 7/1/51 (TBA)	625,570
300,000	Fannie Mae, 3.0%, 8/1/51 (TBA)	312,586
31,228	Fannie Mae, 3.5%, 6/1/45	33,595
45,837	Fannie Mae, 3.5%, 9/1/45	49,709
10,103	Fannie Mae, 3.5%, 10/1/46	10,882
31,793	Fannie Mae, 3.5%, 1/1/47	33,783
56,130	Fannie Mae, 3.5%, 1/1/47	60,382
800,000	Fannie Mae, 3.5%, 7/1/51 (TBA)	842,266
38,188	Fannie Mae, 4.0%, 10/1/40	42,584
5,612	Fannie Mae, 4.0%, 12/1/40	6,258

The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio	Pioneer Variable Contracts Trust

Principal
Amount
USD ($)		Value
	U.S. GOVERNMENT AND AGENCY OBLIGATIONS (continued)
17,354	Fannie Mae, 4.0%, 11/1/43	$ 19,103
26,981	Fannie Mae, 4.0%, 11/1/43	29,674
15,758	Fannie Mae, 4.0%, 4/1/47	17,110
22,199	Fannie Mae, 4.0%, 4/1/47	23,998
8,264	Fannie Mae, 4.0%, 6/1/47	8,934
12,410	Fannie Mae, 4.0%, 7/1/47	13,444
300,000	Fannie Mae, 4.0%, 7/1/51 (TBA)	319,535
33,569	Fannie Mae, 4.5%, 11/1/40	37,335
18,003	Fannie Mae, 4.5%, 5/1/41	20,098
44,996	Fannie Mae, 4.5%, 6/1/44	50,042
98,237	Fannie Mae, 4.5%, 5/1/49	107,443
137,767	Fannie Mae, 4.5%, 4/1/50	149,420
1,100,000	Fannie Mae, 4.5%, 7/1/51 (TBA)	1,184,176
200,000	Fannie Mae, 4.5%, 8/1/51 (TBA)	215,492
17,015	Fannie Mae, 5.0%, 4/1/30	18,848
14,971	Fannie Mae, 5.0%, 1/1/39	16,927
3,505	Fannie Mae, 5.0%, 6/1/40	4,022
95	Fannie Mae, 6.0%, 3/1/32	113
15,950	Federal Home Loan Mortgage Corp., 3.0%, 10/1/29	16,871
11,887	Federal Home Loan Mortgage Corp., 3.0%, 12/1/46	12,574
33,185	Federal Home Loan Mortgage Corp., 3.0%, 2/1/47	35,699
43,152	Federal Home Loan Mortgage Corp., 3.0%, 2/1/47	45,546
1,593	Federal Home Loan Mortgage Corp., 3.0%, 11/1/47	1,701
30,420	Federal Home Loan Mortgage Corp., 3.5%, 11/1/45	32,736
36,669	Federal Home Loan Mortgage Corp., 3.5%, 7/1/46	40,135
10,935	Federal Home Loan Mortgage Corp., 4.0%, 4/1/47	11,898
14,671	Federal Home Loan Mortgage Corp., 4.0%, 4/1/47	15,961
27,392	Federal Home Loan Mortgage Corp., 4.0%, 4/1/47	29,625
143	Federal Home Loan Mortgage Corp., 5.0%, 5/1/34	165
588	Federal Home Loan Mortgage Corp., 5.0%, 6/1/35	646
3,266	Federal Home Loan Mortgage Corp., 5.0%, 10/1/38	3,747
13,114	Federal Home Loan Mortgage Corp., 5.0%, 11/1/39	14,992
7,025	Federal Home Loan Mortgage Corp., 5.5%, 6/1/41	8,165
400,000	Federal National Mortgage Association, 4.0%, 8/1/51 (TBA)	426,391
100,000	Government National Mortgage Association, 2.0%, 7/1/51 (TBA)	101,930
600,000	Government National Mortgage Association, 2.5%, 7/1/51 (TBA)	621,070
300,000	Government National Mortgage Association, 3.0%, 8/1/51 (TBA)	312,867
4,793	Government National Mortgage Association I, 3.5%, 10/15/42	5,113
1,905	Government National Mortgage Association I, 4.0%, 12/15/41	2,055
99,816	Government National Mortgage Association I, 4.0%, 4/15/42	108,096
55,617	Government National Mortgage Association I, 4.0%, 8/15/43	63,489
4,264	Government National Mortgage Association I, 4.0%, 3/15/44	4,706
11,302	Government National Mortgage Association I, 4.0%, 9/15/44	12,538
11,266	Government National Mortgage Association I, 4.0%, 4/15/45	12,351
21,371	Government National Mortgage Association I, 4.0%, 6/15/45	23,577

The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio	Pioneer Variable Contracts Trust
Schedule of Investments 6/30/21 (unaudited) (continued)

Principal
Amount
USD ($)		Value
	U.S. GOVERNMENT AND AGENCY OBLIGATIONS (continued)
3,500	Government National Mortgage Association I, 4.5%, 9/15/33	$ 3,934
6,612	Government National Mortgage Association I, 4.5%, 4/15/35	7,428
14,461	Government National Mortgage Association I, 4.5%, 1/15/40	16,439
35,214	Government National Mortgage Association I, 4.5%, 3/15/40	39,372
8,527	Government National Mortgage Association I, 4.5%, 9/15/40	9,566
10,836	Government National Mortgage Association I, 4.5%, 7/15/41	12,239
2,905	Government National Mortgage Association I, 5.0%, 4/15/35	3,376
2,631	Government National Mortgage Association I, 5.5%, 1/15/34	3,068
3,774	Government National Mortgage Association I, 5.5%, 4/15/34	4,402
1,060	Government National Mortgage Association I, 5.5%, 7/15/34	1,235
3,914	Government National Mortgage Association I, 5.5%, 6/15/35	4,373
394	Government National Mortgage Association I, 6.0%, 2/15/33	469
581	Government National Mortgage Association I, 6.0%, 3/15/33	653
679	Government National Mortgage Association I, 6.0%, 3/15/33	808
907	Government National Mortgage Association I, 6.0%, 6/15/33	1,065
813	Government National Mortgage Association I, 6.0%, 7/15/33	925
855	Government National Mortgage Association I, 6.0%, 7/15/33	993
148	Government National Mortgage Association I, 6.0%, 9/15/33	166
611	Government National Mortgage Association I, 6.0%, 9/15/33	684
1,037	Government National Mortgage Association I, 6.0%, 10/15/33	1,205
1,802	Government National Mortgage Association I, 6.0%, 8/15/34	2,021
280	Government National Mortgage Association I, 6.5%, 3/15/29	313
927	Government National Mortgage Association I, 6.5%, 1/15/30	1,033
197	Government National Mortgage Association I, 6.5%, 2/15/32	231
212	Government National Mortgage Association I, 6.5%, 3/15/32	249
359	Government National Mortgage Association I, 6.5%, 11/15/32	424
41	Government National Mortgage Association I, 7.0%, 3/15/31	42
100,000	Government National Mortgage Association II, 2.0%, 8/1/51 (TBA)	101,746
6,171	Government National Mortgage Association II, 3.5%, 4/20/45	6,572
9,890	Government National Mortgage Association II, 3.5%, 4/20/45	10,627
12,330	Government National Mortgage Association II, 3.5%, 3/20/46	13,358
19,928	Government National Mortgage Association II, 4.0%, 9/20/44	21,776
28,795	Government National Mortgage Association II, 4.0%, 10/20/46	31,112
27,166	Government National Mortgage Association II, 4.0%, 1/20/47	29,247
14,255	Government National Mortgage Association II, 4.0%, 2/20/48	15,619
17,623	Government National Mortgage Association II, 4.0%, 4/20/48	19,309
6,475	Government National Mortgage Association II, 4.5%, 9/20/41	7,161
16,562	Government National Mortgage Association II, 4.5%, 9/20/44	17,815
7,716	Government National Mortgage Association II, 4.5%, 10/20/44	8,532
16,939	Government National Mortgage Association II, 4.5%, 11/20/44	18,732
1,961	Government National Mortgage Association II, 5.5%, 3/20/34	2,296
3,206	Government National Mortgage Association II, 6.0%, 11/20/33	3,756
3,500,000(g)	U.S. Treasury Bills, 7/27/21	3,499,899
1,500,000(g)	U.S. Treasury Bills, 8/3/21	1,499,936
4,000,000(g)	U.S. Treasury Bills, 8/26/21	3,999,736

The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio	Pioneer Variable Contracts Trust

Principal
Amount
USD ($)		Value
	U.S. GOVERNMENT AND AGENCY OBLIGATIONS (continued)
451,326	U.S. Treasury Inflation Indexed Bonds, 0.125%, 2/15/51	$ 496,634
343,927	U.S. Treasury Inflation Indexed Bonds, 0.25%, 2/15/50	389,927
185,186	U.S. Treasury Inflation Indexed Bonds, 1.0%, 2/15/48	247,305
393,731	U.S. Treasury Inflation Indexed Bonds, 1.0%, 2/15/49	530,871
975,000	U.S. Treasury Notes, 0.125%, 10/31/22	974,543
	TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
	(Cost $20,635,398)	$20,926,635

Number of				Strike	Expiration
Contracts	Description	Counterparty	Amount	Price	Date
OVER THE COUNTER (OTC) CALL OPTIONS PURCHASED — 0.0%
3,182^(j)	Desarrolladora Homex	Bank of New York .	MXN —	MXN(l)—	10/23/22	$ —
	SAB de CV	Mellon Corp
3,182^(k)	Desarrolladora Homex	Bank of New York .	MXN —	MXN(l)—	10/23/22	—
	SAB de CV	Mellon Corp
$ —
TOTAL OVER THE COUNTER (OTC) CALL OPTIONS PURCHASED
	(Premiums paid $0)					$ —
TOTAL OPTIONS PURCHASED
	(Premiums paid $0)					$ —
TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS — 106.8%
	(Cost $47,201,075)					$48,111,880

Change
in Net
			Net	Unrealized
		Dividend	Realized	Appreciation
Shares		Income	Gain (Loss)	(Depreciation)
AFFILIATED ISSUER — 1.8%
CLOSED-END FUND — 1.8% of Net Assets
97,089(m)	Pioneer ILS Interval Fund	$ —	$ —	$13,593	$ 837,880
	Total				$ 837,880
TOTAL CLOSED-END FUND
	(Cost $998,388)				$ 837,880
TOTAL INVESTMENTS IN AFFILIATED ISSUER — 1.8%
	(Cost $998,388)				$ 837,880
	OTHER ASSETS AND LIABILITIES — (8.6)%				$ (3,891,651)
	NET ASSETS — 100.0%				$45,058,109

The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio	Pioneer Variable Contracts Trust
Schedule of Investments 6/30/21 (unaudited) (continued)

bps	Basis Points.
BADLARPP	Argentine Deposit Rate Badlar Private Banks 30-35 Days.
FREMF	Freddie Mac Multifamily Fixed-Rate Mortgage Loans.
ICE	Intercontinental Exchange.
LIBOR	London Interbank Offered Rate.
REIT	Real Estate Investment Trust.
REMICS	Real Estate Mortgage Investment Conduits.
SOFRRATE	Secured Overnight Financing Rate.
(144A)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At June 30, 2021, the value of these securities amounted to $17,892,993, or
39.7% of net assets.
(TBA)	“To Be Announced” Securities.
†	Amount rounds to less than 0.1%.
*	Senior secured floating rate loan interests in which the Portfolio invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major
European banks, such as LIBOR, (ii) the prime rate offered by one or more major United States banks, (iii) the rate of a certificate of deposit or
(iv) other base lending rates used by commercial lenders. The interest rate shown is the rate accruing at June 30, 2021.
+	Security that used significant unobservable inputs to determine its value.
^	Security is valued using fair value methods (other than prices supplied by independent pricing services or brokerdealers).
(a)	Non-income producing security.
(b)	Security is perpetual in nature and has no stated maturity date.
(c)	Debt obligation initially issued at one coupon which converts to a higher coupon at a specific date. The rate shown is the rate at June 30, 2021.
(d)	The interest rate is subject to change periodically. The interest rate and/or reference index and spread shown at June 30, 2021.
(e)	Floating rate note. Coupon rate, reference index and spread shown at June 30, 2021.
(f)	Security represents the interest-only portion payments on a pool of underlying mortgages or mortgage-backed securities.
(g)	Security issued with a zero coupon. Income is recognized through accretion of discount.
(h)	Payment-in-kind (PIK) security which may pay interest in the form of additional principal amount.
(i)	Issued as preference shares.
(j)	Option does not become effective until underlying company’s outstanding common shares reach a market capitalization of MXN 12.5 billion.
(k)	Option does not become effective until underlying company’s outstanding common shares reach a market capitalization of MXN 14.5 billion.
(l)	Strike price is 1 Mexican peso (MXN).
(m)	Pioneer ILS Interval Fund is an affiliated closed-end fund managed by the Adviser.
#	Securities are restricted as to resale.

Restricted Securities	Acquisition date	Cost	Value
Lorenz Re 2018	6/26/2018	$8,588	$ 204
Lorenz Re 2019	7/10/2019	6,529	2,257
Total Restricted Securities			$2,461
% of Net assets			0.0%†
† Amount rounds to less than 0.1%.

The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio	Pioneer Variable Contracts Trust

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
	In					Unrealized
Currency	Exchange	Currency			Settlement	Appreciation
Purchased	for	Sold	Deliver	Counterparty	Date	(Depreciation)
SEK	2,136,507	EUR	(210,693)	Bank of America NA	9/3/21	$ (332)
SGD	299,729	USD	(225,944)	Brown Brothers Harriman & Co.	9/3/21	(3,250)
USD	133,336	NOK	(1,110,000)	Brown Brothers Harriman & Co.	8/4/21	4,579
EUR	100,000	USD	(119,483)	Citibank NA	9/28/21	(796)
KRW	260,950,000	USD	(233,728)	Citibank NA	9/2/21	(3,014)
NOK	69,900	USD	(8,510)	Citibank NA	8/4/21	(402)
PLN	405,000	EUR	(89,458)	Citibank NA	8/24/21	(16)
AUD	587,000	USD	(454,232)	Goldman Sachs International	8/26/21	(14,140)
CZK	2,357,000	USD	(109,851)	Goldman Sachs International	7/29/21	(376)
EGP	795,790	USD	(49,737)	Goldman Sachs International	8/26/21	270
EUR	1,139	NOK	(11,465)	Goldman Sachs International	7/6/21	20
GHS	579,382	USD	(99,167)	Goldman Sachs International	8/27/21	(2,648)
PEN	790,000	USD	(209,914)	Goldman Sachs International	8/26/21	(3,986)
PLN	420,000	EUR	(92,805)	Goldman Sachs International	8/24/21	(58)
USD	112,229	CZK	(2,357,000)	Goldman Sachs International	7/29/21	2,755
USD	121,102	IDR	(1,740,000,000)	Goldman Sachs International	8/27/21	1,662
USD	110,713	INR	(8,165,000)	Goldman Sachs International	7/30/21	1,247
USD	102,399	MXN	(2,065,000)	Goldman Sachs International	7/29/21	(868)
EUR	30,000	USD	(36,133)	HSBC Bank USA NA	7/27/21	(575)
IDR	1,500,000,000	USD	(102,951)	HSBC Bank USA NA	8/27/21	15
INR	16,000,000	USD	(210,156)	HSBC Bank USA NA	7/30/21	4,353
NOK	1,861,465	EUR	(184,917)	HSBC Bank USA NA	7/6/21	(3,188)
SEK	3,493	EUR	(345)	HSBC Bank USA NA	9/3/21	(1)
USD	213,207	EUR	(175,000)	HSBC Bank USA NA	8/26/21	5,655
USD	177,532	MXN	(3,586,000)	HSBC Bank USA NA	7/29/21	(1,798)
EUR	775,000	USD	(938,061)	JPMorgan Chase Bank NA	7/27/21	(19,471)
NOK	2,930,100	USD	(356,825)	JPMorgan Chase Bank NA	8/4/21	(16,943)
PLN	900,000	USD	(238,322)	JPMorgan Chase Bank NA	8/25/21	(2,595)
SEK	3,104,326	USD	(370,546)	JPMorgan Chase Bank NA	7/29/21	(8,010)
INR	9,000,000	USD	(119,029)	State Street Bank & Trust Co.	7/30/21	1,632
USD	547,057	EUR	(450,000)	State Street Bank & Trust Co.	8/26/21	13,353
USD	119,229	EUR	(100,000)	State Street Bank & Trust Co.	9/28/21	542
USD	66,657	SEK	(555,000)	State Street Bank & Trust Co.	7/29/21	1,842
TOTAL FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS						$ (44,542)

FUTURES CONTRACTS
FIXED INCOME INDEX FUTURES CONTRACTS
					Unrealized
Number of		Expiration	Notional	Market	Appreciation
Contracts Long	Description	Date	Amount	Value	(Depreciation)
8	U.S. 2 Year Note (CBT)	9/30/21	$1,765,282	$1,762,563	$ (2,719)
3	U.S. 10 Year Note (CBT)	9/21/21	395,226	397,500	2,274
8	U.S. Ultra Bond (CBT)	9/21/21	1,473,016	1,541,500	68,484
			$3,633,524	$3,701,563	$ 68,039

The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio	Pioneer Variable Contracts Trust
Schedule of Investments 6/30/21 (unaudited) (continued)

					Unrealized
Number of		Expiration	Notional	Market	Appreciation
Contracts Short	Description	Date	Amount	Value	(Depreciation)
9	Euro-Bobl	9/8/21	$(1,428,368)	$(1,430,287)	$ (1,919)
21	Euro-Bund	9/8/21	(4,266,766)	(4,294,131)	(27,365)
1	U.S. 5 Year Note (CBT)	9/30/21	(123,891)	(123,430)	461
12	U.S. 10 Year Ultra	9/21/21	(1,759,766)	(1,766,438)	(6,672)
5	U.S. Long Bond (CBT)	9/21/21	(780,000)	(803,750)	(23,750)
			$(8,358,791)	$(8,418,036)	$(59,245)
TOTAL FUTURES CONTRACTS			$(4,725,267)	$(4,716,473)	$ 8,794

SWAP CONTRACTS
CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACT – SELL PROTECTION
Notional			Pay/	Annual	Expiration	Premiums	Unrealized	Market
Amount ($)(1)	Reference Obligation/Index		Receive(2)	Fixed Rate	Date	Paid	Appreciation	Value
3,000,000	Markit CDX North America		Receive	5.00%	6/20/26	$290,357	$18,010	$308,367
	High Yield Series 35
TOTAL CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACT - SELL PROTECTION						$290,357	$18,010	$308,367

OVER THE COUNTER (OTC) CREDIT DEFAULT SWAP CONTRACTS – SELL PROTECTION
						Premiums
Notional		Obligation	Pay/	Annual	Expiration	Paid/	Unrealized	Market
Amount ($)(1)	Counterparty	Reference/Index	Receive(2)	Fixed Rate	Date	(Received)	Appreciation	Value
70,000	JP Morgan Chase	Delta Air Lines, Inc.	Receive	5.00%	12/20/25	$ 4,363	$ 3,974	$ 8,337
	Bank NA
70,000	JP Morgan Chase	United Airlines	Receive	5.00%	12/20/25	(2,645)	7,519	4,874
	Bank NA	Holdings, Inc.
15,000	JP Morgan Chase	United Airlines	Receive	5.00%	12/20/25	(602)	1,647	1,045
	Bank NA	Holdings, Inc.
25,000	JP Morgan Chase	United Airlines	Receive	5.00%	12/20/25	(972)	2,720	1,748
	Bank NA	Holdings, Inc.
45,000	JP Morgan Chase	United Airlines	Receive	5.00%	12/20/25	(1,975)	5,109	3,134
	Bank NA	Holdings, Inc.
25,000	JP Morgan Chase	United Airlines	Receive	5.00%	12/20/25	(1,317)	3,058	1,741
	Bank NA	Holdings, Inc.
TOTAL OVER THE COUNTER (OTC) CREDIT DEFAULT SWAP CONTRACTS – SELL PROTECTION						$(3,148)	$24,027	$20,879

OVER THE COUNTER (OTC) TOTAL RETURN SWAP CONTRACT – SELL PROTECTION
						Premiums
Notional		Obligation	Pay/		Expiration	Paid/	Unrealized	Market
Amount ($)(1)	Counterparty	Reference/Index	Receive(2)	Coupon	Date	(Received)	Appreciation	Value
8,930,000	JP Morgan Chase	China Government	Receive	3.27%	11/19/30	$1,388,663	$32,659	$1,421,322
	Bank NA	Bond
TOTAL OVER THE COUNTER (OTC) TOTAL RETURN SWAP CONTRACT - SELL PROTECTION						$1,388,663	$32,659	$1,421,322
TOTAL SWAP CONTRACTS						$1,675,872	$74,696	$1,750,568

(1)	The notional amount is the maximum amount that a seller of credit protection would be obligated to pay upon occurrence of a credit event.
(2)	Receives quarterly.
The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio	Pioneer Variable Contracts Trust

Principal amounts are denominated in U.S. dollars (“USD”) unless otherwise noted.
ARS —	Argentine Peso
AUD —	Australian Dollar
CNY —	China Yuan Renminbi
CZK —	Czech Koruna
EGP —	Egyptian Pound
EUR —	Euro
GHS —	Cedi
IDR —	Indonesian Rupiah
INR —	Indian Rupee
KRW —	Korean Won
KZT —	Kazakhstan Tenge
MXN —	Mexican Peso
NOK —	Norwegian Krone
PEN —	Peruvian Sol
PLN —	Polish Zloty
SEK —	Swedish Krona
SGD —	Singapore Dollar

Purchases and sales of securities (excluding temporary cash investments) for the six months ended June 30, 2021 were as follows:
	Purchases	Sales
Long-Term U.S. Government Securities	$1,508,898	$ 3,214,564
Other Long-Term Securities	$9,256,960	$11,893,261

The Portfolio is permitted to engage in purchase and sale transactions (“cross trades”) with certain funds and accounts for which the Adviser serves as the Portfolio’s investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices. During the six months ended June 30, 2021, the Portfolio did not engage in any cross trade activity.

At June 30, 2021, the net unrealized appreciation on investments based on cost for federal tax purposes of $50,155,081 was as follows:
Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$ 1,813,227
Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(1,303,728)
Net unrealized appreciation	$ 509,499

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels below.
Level 1 – unadjusted quoted prices in active markets for identical securities.
Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements — Note 1A.
Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining fair value of investments). See Notes to Financial Statements — Note 1A.
The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio	Pioneer Variable Contracts Trust
Schedule of Investments 6/30/21 (unaudited) (continued)

The following is a summary of the inputs used as of June 30, 2021, in valuing the Portfolio’s investments:
	Level 1	Level 2	Level 3	Total
Common Stocks
Paper & Forest Products	$ —	$ 16	$ —	$ 16
All Other Common Stocks	3,871	—	—	3,871
Convertible Preferred Stock	963,039	—	—	963,039
Asset Backed Securities	—	2,328,736	—	2,328,736
Collateralized Mortgage Obligations	—	4,341,604	—	4,341,604
Commercial Mortgage-Backed Securities	—	2,734,748	—	2,734,748
Convertible Corporate Bonds	—	648,477	—	648,477
Corporate Bonds	—	14,321,708	—	14,321,708
Foreign Government Bonds	—	1,344,777	—	1,344,777
Insurance-Linked Securities
Reinsurance Sidecars
Multiperil - Worldwide	—	—	2,461	2,461
Senior Secured Floating Rate Loan Interests	—	495,808	—	495,808
U.S. Government and Agency Obligations	—	20,926,635	—	20,926,635
Over The Counter (OTC) Call Option Purchased	—	—*	—	—*
Affiliated Closed-End Fund	—	837,880	—	837,880
Total Investments in Securities	$966,910	$ 47,980,389	$2,461	$ 48,949,760

Other Financial Instruments
Net unrealized depreciation on forward foreign currency
exchange contracts	$ —	$ (44,542)	$ —	$ (44,542)
Net unrealized appreciation on futures contracts	8,794	—	—	8,794
Swap contracts, at value	—	1,750,568	—	1,750,568
Total Other Financial Instruments	$ 8,794	$ 1,706,026	$ —	$ 1,714,820

* Securities valued at $0.

The following is a reconciliation of assets valued using significant unobservable inputs (Level 3):
Insurance- Linked Securities
Balance as of 12/31/20
Realized gain (loss)(1)
Change in unrealized appreciation (depreciation)(2)
Accrued discounts/premiums
Purchases
Sales
Transfers in to Level 3**
Transfers out of  Level 3**
Balance as of 6/30/21
$1,832 — 1,405 — — (776) — — $2,461

(1)	Realized gain (loss) on these securities is included in the realized gain (loss) from investments on the Statement of Operations.
(2)	Unrealized appreciation (depreciation) on these securities is included in change in net unrealized appreciation (depreciation) on investments in the Statement of Operations.
**	Transfers are calculated on the beginning of period value. For the six months ended June 30, 2021, there were no transfers in or out of Level 3.

Net change in unrealized appreciation (depreciation) of Level 3 investments still held and considered Level 3 at June 30, 2021:	$1,405

The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio	Pioneer Variable Contracts Trust
Statement of Assets and Liabilities (unaudited)

ASSETS:
Investments in unaffiliated issuers, at value (cost $47,201,075)	$48,111,880
Investments in affiliated issuers, at value (cost $998,388)	837,880
Cash	1,471,829
Foreign currencies, at value (cost $35,609)	34,030
Futures collateral	65,171
Swaps collateral	246,998
Due from broker for futures	306,319
Variation margin for centrally cleared swap contracts	548
Net unrealized appreciation on futures contracts	8,794
Swap contracts, at value (net premiums paid $1,675,872)	1,750,568
Receivables —
Investment securities sold	1,492,738
Portfolio shares sold	38,857
Interest	235,902
Due from the Adviser	17,989
Other assets	2,340
Total assets	$54,621,843

LIABILITIES:
Payables —
Investment securities purchased	$ 9,120,973
Portfolio shares repurchased	4,739
Swaps collateral	54
Due to broker for swaps	310,281
Variation margin for futures contracts	14,319
Net unrealized depreciation on forward foreign currency exchange contracts	44,542
Reserve for repatriation taxes	4,582
Due to affiliates	20,371
Accrued expenses	43,873
Total liabilities	$ 9,563,734

NET ASSETS:
Paid-in capital	$43,336,047
Distributable earnings	1,722,062
Net assets	$45,058,109

NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
Class I (based on $6,517,808/617,246 shares)	$ 10.56
Class II (based on $38,540,301/3,656,368 shares)	$ 10.54

The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio	Pioneer Variable Contracts Trust
Statement of Operations (unaudited)

FOR THE SIX MONTHS ENDED 6/30/21
INVESTMENT INCOME:
Interest from unaffiliated issuers (net of foreign taxes withheld $2,521)	$ 705,779
Dividends from unaffiliated issuers	24,114
Total investment income		$ 729,893
EXPENSES:
Management fees	$ 143,732
Administrative expense	33,362
Distribution fees
Class II	47,263
Custodian fees	21,195
Professional fees	28,370
Printing expense	13,295
Pricing fees	15,421
Trustees’ fees	2,065
Insurance expense	32
Miscellaneous	457
Total expenses		$ 305,192
Less fees waived and expenses reimbursed by the Adviser		(92,251)
Net expenses		$ 212,941
Net investment income		$ 516,952
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments in unaffiliated issuers	$ 629,350
Written options	16,469
Forward foreign currency exchange contracts	119,475
Futures contracts	20,778
Swap contracts	271,784
Other assets and liabilities denominated in foreign currencies	1,504	$ 1,059,360
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers (net of foreign capital gains tax of $(1,220)	$(769,562)
Investments in affiliated issuers	13,593
Written options	8,171
Forward foreign currency exchange contracts	(172,918)
Futures contracts	39,627
Swap contracts	(124,682)
Unfunded loan commitments	(219)
Other assets and liabilities denominated in foreign currencies	(186)	$(1,006,176)
Net realized and unrealized gain (loss) on investments		$ 53,184
Net increase in net assets resulting from operations		$ 570,136

The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio	Pioneer Variable Contracts Trust
Statements of Changes in Net Assets

	Six Months
	Ended
	6/30/21	Year Ended
	(unaudited)	12/31/20
FROM OPERATIONS:
Net investment income (loss)	$ 516,952	$ 1,307,041
Net realized gain (loss) on investments	1,059,360	617,577
Change in net unrealized appreciation (depreciation) on investments	(1,006,176)	796,001
Net increase in net assets resulting from operations	$ 570,136	$ 2,720,619
DISTRIBUTIONS TO SHAREOWNERS:
Class I ($0.28 and $0.39 per share, respectively)	$ (168,368)	$ (221,198)
Class II ($0.26 and $0.36 per share, respectively)	(944,855)	(1,278,984)
Total distributions to shareowners	$(1,113,223)	$ (1,500,182)
FROM PORTFOLIO SHARE TRANSACTIONS:
Net proceeds from sales of shares	$ 4,627,426	$ 15,191,829
Reinvestment of distributions	1,113,223	1,500,182
Cost of shares repurchased	(4,949,095)	(15,711,900)
Net increase in net assets resulting from Portfolio share transactions	$ 791,554	$ 980,111
Net increase in net assets	$ 248,467	$ 2,200,548
NET ASSETS:
Beginning of period	$44,809,642	$ 42,609,094
End of period	$45,058,109	$ 44,809,642

	Six Months	Six Months
	Ended	Ended
	6/30/21	6/30/21	Year Ended	Year Ended
	Shares	Amount	12/31/20	12/31/20
	(unaudited)	(unaudited)	Shares	Amount
Class I
Shares sold	27,781	$ 293,920	89,934	$ 931,452
Reinvestment of distributions	15,972	168,368	21,812	221,198
Less shares repurchased	(39,503)	(418,325)	(76,209)	(769,467)
Net increase	4,250	$ 43,963	35,537	$ 383,183
Class II
Shares sold	410,924	$ 4,333,506	1,404,551	$ 14,260,377
Reinvestment of distributions	89,822	944,855	126,398	1,278,984
Less shares repurchased	(429,597)	(4,530,770)	(1,502,700)	(14,942,433)
Net increase	71,149	$ 747,591	28,249	$ 596,928

The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio	Pioneer Variable Contracts Trust
Financial Highlights

	Six Months
	Ended
	6/30/21	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	(unaudited)	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16*
Class I
Net asset value, beginning of period	$10.69	$10.32	$ 9.71	$ 10.28	$ 10.16	$ 9.78
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.13	$ 0.34	$ 0.34	$ 0.34	$ 0.35	$ 0.38
Net realized and unrealized gain (loss)
on investments	0.02	0.42	0.61	(0.52)	0.15	0.35
Net increase (decrease) from investment operations	$ 0.15	$ 0.76	$ 0.95	$ (0.18)	$ 0.50	$ 0.73
Distributions to shareowners:
Net investment income	$ (0.18)	$ (0.36)	$ (0.34)	$ (0.28)	$ (0.37)	$ (0.35)
Net realized gain	(0.10)	(0.03)	—	(0.07)	(0.01)	—
Tax return of capital	—	—	—	(0.04)	—	—
Total distributions	$ (0.28)	$ (0.39)	$ (0.34)	$ (0.39)	$ (0.38)	$ (0.35)
Net increase (decrease) in net asset value	$ (0.13)	$ 0.37	$ 0.61	$ (0.57)	$ 0.12	$ 0.38
Net asset value, end of period	$10.56	$10.69	$10.32	$ 9.71	$ 10.28	$ 10.16
Total return (b)	2.35%(c)	7.63%	9.89%	(1.78)%	4.99%(d)	7.58%
Ratio of net expenses to average net assets	0.75%(e)	0.75%	0.75%	0.75%	0.75%	0.75%
Ratio of net investment income (loss) to average
net assets	2.55%(e)	3.38%	3.38%	3.41%	3.43%	3.76%
Portfolio turnover rate	31%(c)	62%	62%	37%	48%	61%
Net assets, end of period (in thousands)	$6,518	$6,552	$5,962	$10,296	$10,886	$10,890
Ratios with no waiver of fees and assumption
of expenses by the Adviser and no reduction
for fees paid indirectly:
Total expenses to average net assets	1.17%(e)	1.31%	1.33%	1.32%	1.18%	1.17%
Net investment income (loss) to average net assets	2.13%(e)	2.82%	2.80%	2.84%	3.00%	3.34%

*	The Portfolio was audited by an independent registered public accounting firm other than Ernst & Young LLP.
(a)	The per-share data presented above is based on the average shares outstanding for the periods presented.
(b)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

(c)	Not annualized.
(d)	If the Portfolio had not recognized gains in settlement of class action lawsuits during the year ended December 31, 2017, the total return would have been 4.94%.
(e)	Annualized.
NOTE: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.
The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio	Pioneer Variable Contracts Trust

	Six Months
	Ended
	6/30/21	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	(unaudited)	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16*
Class II
Net asset value, beginning of period	$ 10.67	$ 10.30	$ 9.70	$ 10.26	$ 10.14	$ 9.76
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.12	$ 0.32	$ 0.32	$ 0.31	$ 0.33	$ 0.35
Net realized and unrealized gain (loss)
on investments	0.01	0.41	0.59	(0.50)	0.14	0.36
Net increase (decrease) from investment operations	$ 0.13	$ 0.73	$ 0.91	$ (0.19)	$ 0.47	$ 0.71
Distributions to shareowners:
Net investment income	$ (0.16)	$ (0.33)	$ (0.31)	$ (0.26)	$ (0.34)	$ (0.33)
Net realized gain	(0.10)	(0.03)	—	(0.07)	(0.01)	—
Tax return of capital	—	—	—	(0.04)	—	—
Total distributions	$ (0.26)	$ (0.36)	$ (0.31)	$ (0.37)	$ (0.35)	$ (0.33)
Net increase (decrease) in net asset value	$ (0.13)	$ 0.37	$ 0.60	$ (0.56)	$ 0.12	$ 0.38
Net asset value, end of period	$ 10.54	$ 10.67	$ 10.30	$ 9.70	$ 10.26	$ 10.14
Total return (b)	2.22%(c)	7.37%	9.52%	(1.93)%	4.74%	7.32%
Ratio of net expenses to average net assets	1.00%(d)	0.99%	1.00%	1.00%	1.00%	1.00%
Ratio of net investment income (loss) to average
net assets	2.30%(d)	3.11%	3.16%	3.16%	3.18%	3.51%
Portfolio turnover rate	31%(c)	62%	62%	37%	48%	61%
Net assets, end of period (in thousands)	$38,540	$38,258	$36,647	$32,664	$35,585	$34,020
Ratios with no waiver of fees and assumption
of expenses by the Adviser and no reduction
for fees paid indirectly:
Total expenses to average net assets	1.42%(e)	1.55%	1.59%	1.57%	1.43%	1.42%
Net investment income (loss) to average net assets	1.88%(e)	2.55%	2.57%	2.59%	2.75%	3.09%

*	The Portfolio was audited by an independent registered public accounting firm other than Ernst & Young LLP.
(a)	The per-share data presented above is based on the average shares outstanding for the periods presented.
(b)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

(c)	Not annualized.
(d)	Annualized.
NOTE: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.
The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio	Pioneer Variable Contracts Trust
Notes to Financial Statements 6/30/21 (unaudited)

1. Organization and Significant Accounting Policies
Pioneer Strategic Income VCT Portfolio (the “Portfolio”) is one of 8 portfolios comprising Pioneer Variable Contracts Trust (the “Trust”), a Delaware statutory trust. The Portfolio is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Portfolio is to produce a high level of current income.
The Portfolio offers two classes of shares designated as Class I and Class II shares. Each class of shares represents an interest in the same schedule of investments of the Portfolio and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses, such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Trust gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareowner approval. Under per-share voting, each share of a class of the Portfolio is entitled to one vote. Under dollar-weighted voting, a shareowner’s voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class I shares.
Portfolio shares may be purchased only by insurance companies for the purpose of funding variable annuity and variable life insurance contracts, or by qualified pension and retirement plans.
Amundi Asset Management US, Inc., an indirect, wholly owned subsidiary of Amundi and Amundi’s wholly owned subsidiary, Amundi USA, Inc., serves as the Portfolio’s investment adviser (the “Adviser”). Prior to January 1, 2021, the Adviser was named Amundi Pioneer Asset Management, Inc. Amundi Distributor US, Inc., an affiliate of Amundi Asset Management US, Inc., serves as the Portfolio’s distributor (the “Distributor”).
In August 2018, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update 2018-13 “Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement” (“ASU 2018-13”) which modifies disclosure requirements for fair value measurements, principally for Level 3 securities and transfers between levels of the fair value hierarchy. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years. The Portfolio has adopted ASU 2018-13 for the six months ended June 30, 2021. The impact to the Portfolio’s adoption was limited to changes in the Portfolio’s disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy and disclosure of the range and weighted average used to develop significant unobservable inputs for Level 3 fair value investments, when applicable.
In March 2020, FASB issued an Accounting Standard Update, ASU 2020-04, Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (“LIBOR”) and other LIBOR-based reference rates at the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2022. Management is evaluating the impact of ASU 2020-04 on the Portfolio’s investments, derivatives, debt and other contracts, if applicable, that will undergo reference rate-related modifications as a result of the reference rate reform.
The Portfolio is an investment company and follows investment company accounting and reporting guidance under U.S. Generally Accepted Accounting Principles (“U.S. GAAP”). U.S. GAAP requires the management of the Portfolio to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements:
A. Security Valuation
The net asset value of the Portfolio is computed once daily, on each day the New York Stock Exchange (“NYSE”) is open, as of the close of regular trading on the NYSE.
Fixed-income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed-income securities and/or other factors. Non-U.S. debt securities that are listed on an

Pioneer Strategic Income VCT Portfolio	Pioneer Variable Contracts Trust

exchange will be valued at the bid price obtained from an independent third party pricing service. When independent third party pricing services are unable to supply prices, or when prices or market quotations are considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers.
Loan interests are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent third party pricing service. If price information is not available from Loan Pricing Corporation, or if the price information is deemed to be unreliable, price information will be obtained from an alternative loan interest pricing service. If no reliable price quotes are available from either the primary or alternative pricing service, broker quotes will be solicited.
Event-linked bonds are valued at the bid price obtained from an independent third party pricing service. Other insurance-linked securities (including reinsurance sidecars, collateralized reinsurance and industry loss warranties) may be valued at the bid price obtained from an independent pricing service, or through a third party using a pricing matrix, insurance industry valuation models, or other fair value methods or techniques to provide an estimated value of the instrument.
Equity securities which may include restricted securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities which may include restricted securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities which may include restricted securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.
The value of foreign securities is translated into U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing source. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Portfolio’s shares are determined as of such times. The Portfolio may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.
Options contracts are generally valued at the mean between the last bid and ask prices on the principal exchange where they are traded. Over-the-counter (“OTC”) options and options on swaps (“swaptions”) are valued using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument.
Forward foreign currency exchange contracts are valued daily using the foreign exchange rate or, for longer term forward contract positions, the spot currency rate and the forward points on a daily basis, in each case provided by a third party pricing service. Contracts whose forward settlement date falls between two quoted days are valued by interpolation.
Futures contracts are generally valued at the closing settlement price established by the exchange on which they are traded.
Swap contracts, including interest rate swaps, caps and floors (other than centrally cleared swap contracts), are valued at the dealer quotations obtained from reputable International Swap Dealers Association members. Centrally cleared swaps are valued at the daily settlement price provided by the central clearing counterparty.
Shares of open-end registered investment companies (including money market mutual funds) are valued at such funds’ net asset value. Shares of exchange-listed closed-end funds are valued by using the last sale price on the principal exchange where they are traded. Shares of closed-end interval funds that offer their shares at net asset value are valued at such funds’ net asset value.
Securities or loan interests for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser pursuant to procedures adopted by the Portfolio’s Board of Trustees. The Adviser’s fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. The Adviser’s fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.
Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Portfolio may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the

Pioneer Strategic Income VCT Portfolio	Pioneer Variable Contracts Trust
Notes to Financial Statements 6/30/21 (unaudited) (continued)
determination of the Portfolio’s net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Portfolio’s securities may differ significantly from exchange prices, and such differences could be material.
At June 30, 2021, two securities were valued using fair value methods (in addition to securities valued using prices supplied by independent pricing services, broker-dealers or using a third party insurance pricing model) representing 0% of net assets. The value of these fair valued securities was $0.
B. Investment Income and Transactions
Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence.
Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.
Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.
Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on purchase prices of debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income.
Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.
C. Foreign Currency Translation
The books and records of the Portfolio are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.
Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency exchange contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statement of Operations from the effects of changes in the market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.
D. Federal Income Taxes
It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of December 31, 2020, the Portfolio did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.
In addition to meeting the requirements of the Internal Revenue Code, the Portfolio may be required to pay local taxes on the recognition of capital gains and/or the repatriation of foreign currencies in certain countries. During the year ended December 31, 2020, the Portfolio paid no such taxes.
The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

Pioneer Strategic Income VCT Portfolio	Pioneer Variable Contracts Trust

The tax character of distributions paid during the year ended December 31, 2020 was as follows:

2020
Distributions paid from:
Ordinary income	$1,440,804
Long-term capital gain	59,378
Total	$1,500,182

The following shows the components of distributable earnings (losses) on a federal income tax basis at December 31, 2020:

2020
Distributable earnings:
Undistributed ordinary income	$ 349,240
Undistributed long term capital gain	423,541
Net unrealized appreciation	1,492,368
Total	$2,265,149

The difference between book basis and tax basis unrealized appreciation is attributable to the tax deferral of losses on wash sales, the mark to market of swaps, forward currency exchange contracts, futures contracts, adjustments relating to insurance-linked securities and credit default swaps.
E. Portfolio Shares and Class Allocations
The Portfolio records sales and repurchases of its shares as of trade date. Distribution fees for Class II shares are calculated based on the average daily net asset value attributable to Class II shares of the Portfolio (see Note 5). Class I shares do not pay distribution fees.
Income, common expenses and realized and unrealized gains and losses are calculated at the Portfolio level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.
All expenses and fees paid to the Portfolio’s transfer agent for its services are allocated between the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 4).
The Portfolio declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions paid by the Portfolio with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class I and Class II shares can reflect different transfer agent and distribution expense rates. Dividends and distributions to shareowners are recorded on the ex-dividend date.
F. Risks
The value of securities held by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, recessions, the spread of infectious illness or other public health issues, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread. A general rise in interest rates could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from the Portfolio.
At times, the Portfolio’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Portfolio more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Portfolio’s investments in foreign markets and countries with limited developing markets may subject the Portfolio to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions and the imposition of adverse governmental laws or currency exchange restrictions.
The Portfolio invests in below-investment-grade (high-yield) debt securities and preferred stocks. Some of these high-yield securities may be convertible into equity securities of the issuer. Debt securities rated below-investment-grade are commonly referred to as “junk bonds” and are considered speculative. These securities involve greater risk of loss, are subject to greater price volatility, and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities.

Pioneer Strategic Income VCT Portfolio	Pioneer Variable Contracts Trust
Notes to Financial Statements 6/30/21 (unaudited) (continued)

The Portfolio’s investments, payment obligations and financing terms may be based on floating rates, such as LIBOR (London Interbank Offered Rate). Plans are underway to phase out the use of LIBOR. The UK Financial Conduct Authority (“FCA”) and LIBOR’s administrator, ICE Benchmark Administration (“IBA”), have announced that most LIBOR rates will no longer be published after the end of 2021 and a majority of U.S. dollar LIBOR rates will no longer be published after June 30, 2023. It is possible that the FCA may compel the IBA to publish a subset of LIBOR settings after these dates on a “synthetic” basis, but any such publications would be considered non-representative of the underlying markets. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. Based on the recommendations of the New York Federal Reserve’s Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), the U.S. Federal Reserve began publishing a Secured Overnight Funding Rate (“SOFR”) that is intended to replace U.S. Dollar LIBOR. Proposals for alternative reference rates for other currencies have also been announced or have already begun publication, such as SONIA in the United Kingdom. Markets are slowly developing in response to these new rates, and transition planning is at a relatively early stage. Neither the effect of the transition process nor its ultimate success is known. The transition process may lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. The effect of any changes to — or discontinuation of —LIBOR on the portfolio will vary depending on, among other things, provisions in individual contracts and whether, how, and when industry participants develop and adopt new reference rates and alternative reference rates for both legacy and new products and instruments. Because the usefulness of LIBOR as a benchmark may deteriorate during the transition period, these effects could materialize prior to the end of 2021.
The Portfolio may invest in REIT securities, the value of which can fall for a variety of reasons, such as declines in rental income, fluctuating interest rates, poor property management, environmental liabilities, uninsured damage, increased competition, or changes in real estate tax laws.
With the increased use of technologies such as the Internet to conduct business, the Portfolio is susceptible to operational, information security and related risks. While the Portfolio’s Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified. Furthermore, the Portfolio cannot control the cybersecurity plans and systems put in place by service providers to the Portfolio such as Brown Brothers Harriman & Co., the Portfolio’s custodian and accounting agent, and DST Asset Manager Solutions, Inc., the Portfolio’s transfer agent. In addition, many beneficial owners of Portfolio shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Portfolio nor the Adviser exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at the Adviser or the Portfolio’s service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Portfolio’s ability to calculate its net asset value, impediments to trading, the inability of Portfolio shareowners to effect share purchases, redemptions or exchanges or receive distributions, loss of or unauthorized access to private shareowner information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.
COVID-19
The respiratory illness COVID-19 caused by a novel coronavirus has resulted in a global pandemic and major disruption to economies and markets around the world, including the United States. Global financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some interest rates are very low and in some cases yields are negative. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of the Portfolio’s investments. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. Governments and central banks, including the Federal Reserve in the U.S., have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The impact of these measures, and whether they will be effective to mitigate the economic and market disruption, will not be known for some time. The consequences of high public debt, including its future impact on the economy and securities markets, likewise may not be known for some time.
The Portfolio’s prospectus contains unaudited information regarding the Portfolio’s principal risks. Please refer to that document when considering the Portfolio’s principal risks.

Pioneer Strategic Income VCT Portfolio	Pioneer Variable Contracts Trust
G. Restricted Securities
Restricted Securities are subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933.
Disposal of restricted investments may involve negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Portfolio at June 30, 2021 are listed in the Schedule of Investments.
H. Insurance-Linked Securities (“ILS”)
The Portfolio invests in ILS. The Portfolio could lose a portion or all of the principal it has invested in an ILS, and the right to additional interest or dividend payments with respect to the security, upon the occurrence of one or more trigger events, as defined within the terms of an insurance-linked security. Trigger events, generally, are hurricanes, earthquakes, or other natural events of a specific size or magnitude that occur in a designated geographic region during a specified time period, and/or that involve losses or other metrics that exceed a specific amount. There is no way to accurately predict whether a trigger event will occur, and accordingly, ILS carry significant risk. The Portfolio is entitled to receive principal, and interest and/or dividend payments so long as no trigger event occurs of the description and magnitude specified by the instrument. In addition to the specified trigger events, ILS may expose the Portfolio to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.
The Portfolio’s investments in ILS may include event-linked bonds. ILS also may include special purpose vehicles (“SPVs”) or similar instruments structured to comprise a portion of a reinsurer’s catastrophe-oriented business, known as quota share instruments (sometimes referred to as reinsurance sidecars), or to provide reinsurance relating to specific risks to insurance or reinsurance companies through a collateralized instrument, known as collateralized reinsurance. Structured reinsurance investments also may include industry loss warranties (“ILWs”). A traditional ILW takes the form of a bilateral reinsurance contract, but there are also products that take the form of derivatives, collateralized structures, or exchange-traded instruments.
Where the ILS are based on the performance of underlying reinsurance contracts, the Portfolio has limited transparency into the individual underlying contracts, and therefore must rely upon the risk assessment and sound underwriting practices of the issuer. Accordingly, it may be more difficult for the Adviser to fully evaluate the underlying risk profile of the Portfolio’s structured reinsurance investments, and therefore the Portfolio’s assets are placed at greater risk of loss than if the Adviser had more complete information. Structured reinsurance instruments generally will be considered illiquid securities by the Portfolio. These securities may be difficult to purchase, sell or unwind. Illiquid securities also may be difficult to value. If the Portfolio is forced to sell an illiquid asset, the Portfolio may be forced to sell at a loss.
Additionally, the Portfolio may gain exposure to ILS by investing in a closed-end interval fund, Pioneer ILS Interval Fund, an affiliate of the Adviser. The Portfolio’s investment in Pioneer ILS Interval Fund at June 30, 2021, is listed in the Schedule of Investments.
I. Purchased Options
The Portfolio may purchase put and call options to seek to increase total return. Purchased call and put options entitle the Portfolio to buy and sell a specified number of shares or units of a particular security, currency or index at a specified price at a specific date or within a specific period of time. Upon the purchase of a call or put option, the premium paid by the Portfolio is included on the Statement of Assets and Liabilities as an investment. All premiums are marked-to-market daily, and any unrealized appreciation or depreciation is recorded on the Portfolio’s Statement of Operations. As the purchaser of an index option, the Portfolio has the right to receive a cash payment equal to any depreciation in the value of the index below the strike price of the option (in the case of a put) or equal to any appreciation in the value of the index over the strike price of the option (in the case of a call) as of the valuation date of the option. Premiums paid for purchased call and put options which have expired are treated as realized losses on investments on the Statement of Operations. Upon the exercise or closing of a purchased put option, the premium is offset against the proceeds on the sale of the underlying security or financial instrument in order to determine the realized gain or loss on investments. Upon the exercise or closing of a purchased call option, the premium is added to the cost of the security or financial instrument. The risk associated with purchasing options is limited to the premium originally paid.
The average market value of purchased options contracts open during the six months ended June 30, 2021, was $720. Open purchased options at June 30, 2021, are listed in the Schedule of Investments.

Pioneer Strategic Income VCT Portfolio	Pioneer Variable Contracts Trust
Notes to Financial Statements 6/30/21 (unaudited) (continued)

J. Option Writing
The Portfolio may write put and covered call options to seek to increase total return. When an option is written, the Portfolio receives a premium and becomes obligated to purchase or sell the underlying security at a fixed price, upon the exercise of the option. When the Portfolio writes an option, an amount equal to the premium received by the Portfolio is recorded as “Written options outstanding” on the Statement of Assets and Liabilities and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by the Portfolio on the expiration date as realized gains from investments on the Statement of Operations. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain on the Statement of Operations, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss on the Statement of Operations. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Portfolio has realized a gain or loss. The Portfolio as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.
The average market value of written options for the six months ended June 30, 2021, was $(9,973). There were no open written options contracts at June 30, 2021.
K. Forward Foreign Currency Exchange Contracts
The Portfolio may enter into forward foreign currency exchange contracts (“contracts”) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked-to-market daily at the applicable exchange rates, and any resulting unrealized appreciation or depreciation is recorded in the Portfolio’s financial statements. The Portfolio records realized gains and losses at the time a contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 7).
During the six months ended June 30, 2021, the Portfolio had entered into various forward foreign currency exchange contracts that obligated the Portfolio to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the settlement date of a forward foreign currency exchange contract, the Portfolio may close out such contract by entering into an offsetting contract.
The average market value of forward foreign currency exchange contracts open during the six months ended June 30, 2021, was $3,036,158. Open forward foreign currency exchange contracts outstanding at June 30, 2021, are listed in the Schedule of Investments.
L. Futures Contracts
The Portfolio may enter into futures transactions in order to attempt to hedge against changes in interest rates, securities prices and currency exchange rates or to seek to increase total return. Futures contracts are types of derivatives. All futures contracts entered into by the Portfolio are traded on a futures exchange. Upon entering into a futures contract, the Portfolio is required to deposit with a broker an amount of cash or securities equal to the minimum “initial margin” requirements of the associated futures exchange. The amount of cash deposited with the broker as collateral at June 30, 2021, is recorded as “Futures collateral” on the Statement of Assets and Liabilities.
Subsequent payments for futures contracts (“variation margin”) are paid or received by the Portfolio, depending on the daily fluctuation in the value of the contracts, and are recorded by the Portfolio as unrealized appreciation or depreciation. Cash received from or paid to the broker related to previous margin movement is held in a segregated account at the broker and is recorded as either “Due from broker for futures” or “Due to broker for futures” on the Statement of Assets and Liabilities. When the contract is closed, the Portfolio realizes a gain or loss equal to the difference between the opening and closing value of the contract as well as any fluctuation in foreign currency exchange rates where applicable. Futures contracts are subject to market risk, interest rate risk and currency exchange rate risk. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. With futures, there is reduced counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.
The average market value of futures contracts open during the six months ended June 30, 2021, was $(4,149,409). Open futures contracts outstanding at June 30, 2021, are listed in the Schedule of Investments.

Pioneer Strategic Income VCT Portfolio	Pioneer Variable Contracts Trust

M. Credit Default Swap Contracts
A credit default swap is a contract between a buyer of protection and a seller of protection against a predefined credit event or an underlying reference obligation, which may be a single security or a basket or index of securities. The Portfolio may buy or sell credit default swap contracts to seek to increase the Portfolio’s income, or to attempt to hedge the risk of default on portfolio securities. A credit default swap index is used to hedge risk or take a position on a basket of credit entities or indices.
As a seller of protection, the Portfolio would be required to pay the notional (or other agreed-upon) value of the referenced debt obligation to the counterparty in the event of a default by a U.S. or foreign corporate issuer of a debt obligation, which would likely result in a loss to the Portfolio. In return, the Portfolio would receive from the counterparty a periodic stream of payments during the term of the contract, provided that no event of default occurred. The maximum exposure of loss to the seller would be the notional value of the credit default swaps outstanding. If no default occurs, the Portfolio would keep the stream of payments and would have no payment obligation. The Portfolio may also buy credit default swap contracts in order to hedge against the risk of default of debt securities, in which case the Portfolio would function as the counterparty referenced above.
As a buyer of protection, the Portfolio makes an upfront or periodic payment to the protection seller in exchange for the right to receive a contingent payment. An upfront payment made by the Portfolio, as the protection buyer, is recorded within the “Swap contracts, at value” line item on the Statement of Assets and Liabilities. Periodic payments received or paid by the Portfolio are recorded as realized gains or losses on the Statement of Operations.
Credit default swap contracts are marked-to-market daily using valuations supplied by independent sources, and the change in value, if any, is recorded within the “Swap contracts, at value” line item on the Statement of Assets and Liabilities. Payments received or made as a result of a credit event or upon termination of the contract are recognized, net of the appropriate amount of the upfront payment, as realized gains or losses on the Statement of Operations.
Credit default swap contracts involving the sale of protection may involve greater risks than if the Portfolio had invested in the referenced debt instrument directly. Credit default swap contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Portfolio is a protection buyer and no credit event occurs, it will lose its investment. If the Portfolio is a protection seller and a credit event occurs, the value of the referenced debt instrument received by the Portfolio, together with the periodic payments received, may be less than the amount the Portfolio pays to the protection buyer, resulting in a loss to the Portfolio. In addition, obligations under sell protection credit default swaps may be partially offset by net amounts received from settlement of buy protection credit default swaps entered into by the Portfolio for the same reference obligation with the same counterparty.
Certain swap contracts that are cleared through a central clearinghouse are referred to as centrally cleared swaps. All payments made or received by the Portfolio are pursuant to a centrally cleared swap contract with the central clearing party rather than the original counterparty. Upon entering into a centrally cleared swap contract, the Portfolio is required to make an initial margin deposit, either in cash or in securities. The daily change in value on open centrally cleared contracts is recorded as “Variation margin for centrally cleared swap contracts” on the Statement of Assets and Liabilities. Cash received from or paid to the broker related to previous margin movement is held in a segregated account at the broker and is recorded as either “Due from broker for swaps” or “Due to broker for swaps” on the Statement of Assets and Liabilities. The amount of cash deposited with a broker as collateral at June 30, 2021, is recorded as “Swaps collateral” on the Statement of Assets and Liabilities.
The average market value of credit default swap contracts open during the six months ended June 30, 2021, was $275,165. Open credit default swap contracts at June 30, 2021, are listed in the Schedule of Investments.
2. Management Agreement
The Adviser manages the Portfolio. Management fees are calculated daily and paid monthly at the annual rate of 0.65% of the Portfolio’s average daily net assets. For the six months ended June 30, 2021, the effective management fee (excluding waivers and/or assumption of acquired fund fees and expenses) was equivalent to 0.65% (annualized) of the Portfolio’s average daily net assets.
The Adviser has agreed to waive its management fee with respect to any portion of the Portfolio’s assets invested in Pioneer ILS Interval Fund, an affiliated fund managed by the Adviser. For the six months ended June 30, 2021, the Adviser waived $14,521 in management fees with respect to the Portfolio, which is reflected on the Statement of Operations as an expense waiver.

Pioneer Strategic Income VCT Portfolio	Pioneer Variable Contracts Trust
Notes to Financial Statements 6/30/21 (unaudited) (continued)

The Adviser has contractually agreed to limit ordinary operating expenses (ordinary operating expenses means all portfolio expenses other than extraordinary expenses, such as litigation, taxes, brokerage commissions and acquired fund expenses) of the Portfolio to the extent required to reduce Portfolio expenses to 0.75% and 1.00%, of the average daily net assets attributable to Class I and Class II shares, respectively. These expense limitations are in effect through May 1, 2022. There can be no assurance that the Adviser will extend the expense limitation agreement for a class of shares beyond the date referred to above. Fees waived and expenses reimbursed for the six months ended June 30, 2021, are reflected on the Statement of Operations.
In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio as administrative reimbursements. Included in “Due to affiliates” reflected on the Statement of Assets and Liabilities is $19,058 in management fees, administrative costs and certain other reimbursements payable to the Adviser at June 30, 2021.
3. Compensation of Trustees and Officers
The Portfolio pays an annual fee to its Trustees. The Adviser reimburses the Portfolio for fees paid to the Interested Trustees. The Portfolio does not pay any salary or other compensation to its officers. For the six months ended June 30, 2021, the Portfolio paid $2,065 in Trustees’ compensation, which is reflected on the Statement of Operations as Trustees’ fees. At June 30, 2021, the Portfolio had a payable for Trustees’ fees on its Statement of Assets and Liabilities of $–.
4. Transfer Agent
DST Asset Manager Solutions, Inc. serves as the transfer agent to the Portfolio at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Portfolio’s omnibus relationship contracts.
5. Distribution Plan
The Portfolio has adopted a distribution plan (the “Plan”) pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to Class II shares. Pursuant to the Plan, the Portfolio pays the Distributor 0.25% of the average daily net assets attributable to Class II shares to compensate the Distributor for (1) distribution services and (2) personal and account maintenance services performed and expenses incurred by the Distributor in connection with the Portfolio’s Class II shares. Included in “Due to affiliates” reflected on the Statement of Assets and Liabilities is $1,313 in distribution fees payable to the Distributor at June 30, 2021.
6. Master Netting Agreements
The Portfolio has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with substantially all of its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Portfolio and a counterparty that governs the trading of certain Over the Counter (“OTC”) derivatives and typically contains, among other things, close-out and set-off provisions which apply upon the occurrence of an event of default and/or a termination event as defined under the relevant ISDA Master Agreement. The ISDA Master Agreement may also give a party the right to terminate all transactions traded under such agreement if, among other things, there is deterioration in the credit quality of the other party.
Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions under such agreement and to net amounts owed under each transaction to determine one net amount payable by one party to the other. The right to close out and net payments across all transactions under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to its counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, the Portfolio’s right to set-off may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which each specific ISDA Master Agreement of each counterparty is subject.
The collateral requirements for derivatives transactions under an ISDA Master Agreement are governed by a credit support annex to the ISDA Master Agreement. Collateral requirements are generally determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to threshold (a “minimum transfer amount”) before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Portfolio and/or counterparty is held in segregated accounts by the Portfolio’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. Cash that has been segregated to cover the Portfolio’s collateral obligations, if any, will be reported separately on the Statement of Assets and Liabilities as “Swaps collateral”. Securities pledged by the Portfolio as collateral, if any, are identified as such in the Schedule of Investments.

Pioneer Strategic Income VCT Portfolio	Pioneer Variable Contracts Trust

Financial instruments subject to an enforceable master netting agreement, such as an ISDA Master Agreement, have been offset on the Statement of Assets and Liabilities. The following charts show gross assets and liabilities of the Portfolio as of June 30, 2021.

	Derivative
	Assets
	Subject to	Derivatives	Non-Cash		Net Amount of
	Master Netting	Available	Collateral	Cash Collateral	Derivative
Counterparty	Agreement	for Offset	Received (a)	Received (a)	Assets (b)
Brown Brothers Harriman & Co.	$ 4,579	$ (3,250)	$ —	$ —	$ 1,329
Citibank NA	—	—	—	—	—
Goldman Sachs International	5,954	(5,954)	—	—	—
JPMorgan Chase Bank NA	—	—	—	—	—
State Street Bank & Trust Co.	17,369	—	—	—	17,369
HSBC Bank USA NA	10,023	(5,562)	—	—	4,461
Total	$ 37,925	$(14,766)	$ —	$ —	$ 23,159

	Derivative
	Liabilities
	Subject to	Derivatives	Non-Cash		Net Amount of
	Master Netting	Available	Collateral	Cash Collateral	Derivative
Counterparty	Agreement	for Offset	Pledged (a)	Pledged (a)	Liabilities (c)
Brown Brothers Harriman & Co.	$ 3,250	$ (3,250)	$ —	$ —	$ —
Citibank NA	4,228	—	—	—	4,228
Goldman Sachs International	22,076	(5,954)	—	—	16,122
JPMorgan Chase Bank NA	47,019	—	—	—	47,019
State Street Bank & Trust Co.	—	—	—	—	—
HSBC Bank USA NA	5,562	(5,562)	—	—	—
Total	$82,135	$(14,766)	$ —	$ —	$67,369

(a)	The amount presented here may be less than the total amount of collateral received/pledged, as the net amount of derivative assets and liabilities cannot be less than $0.
(b)	Represents the net amount due from the counterparty in the event of default.
(c)	Represents the net amount payable to the counterparty in the event of default.
7. Additional Disclosures about Derivative Instruments and Hedging Activities
The Portfolio’s use of derivatives may enhance or mitigate the Portfolio’s exposure to the following risks:
Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.
Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Portfolio.
Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.
Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange rate risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.
Commodity risk relates to the risk that the value of a commodity or commodity index will fluctuate based on increases or decreases in the commodities market and factors specific to a particular industry or commodity.

Pioneer Strategic Income VCT Portfolio	Pioneer Variable Contracts Trust
Notes to Financial Statements 6/30/21 (unaudited) (continued)
The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at June 30, 2021, was as follows:

Statement of Assets	Interest	Credit	Foreign	Equity	Commodity
and Liabilities	Rate Risk	Risk	Exchange Rate Risk	Risk	Risk
Assets
Call options purchased*	$ —	$ —	$ —	$ —**	$ —
Net unrealized appreciation
on futures contracts	8,794	—	—	—	—
Swap contracts, at value	—	1,750,568	—	—	—
Total Value	$8,794	$1,750,568	$ —	$ —**	$ —

Statement of Assets	Interest	Credit	Foreign	Equity	Commodity
and Liabilities	Rate Risk	Risk	Exchange Rate Risk	Risk	Risk
Liabilities
Net unrealized depreciation
on forward foreign
currency contracts	$ —	$ —	$44,542	$ —	$ —
Total Value	$ —	$ —	$44,542	$ —	$ —

*	Reflects the market value of purchased option contracts (see Note 1I). These amounts are included in investments in unaffiliated issuers, at value, on the Statement of Assets and Liabilities.
**	Includes securities that are valued at $0.
The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure at June 30, 2021 was as follows:

Statement of	Interest	Credit	Foreign	Equity	Commodity
Operations	Rate Risk	Risk	Exchange Rate Risk	Risk	Risk
Net realized
gain (loss) on:
Currency put
options purchased*	$ —	$ —	$ (16,469)	$ —	$ —
Written options	—	—	16,469	—	—
Forward foreign
currency exchange
contracts	—	—	119,475	—	—
Futures contracts	20,778	—	—	—	—
Swap contracts	—	271,784	—	—	—
Total Value	$ 20,778	$ 271,784	$ 119,475	$ —	$ —
Change in net
unrealized appreciation
(depreciation) on:
Currency put
options purchased**	$ —	$ —	$ 13,482	$ —	$ —
Written options	—	—	8,171	—	—
Forward foreign
currency exchange
contracts	—	—	(172,918)	—	—
Futures contracts	39,627	—	—	—	—
Swap contracts	—	(124,682)	—	—	—
Total Value	$ 39,627	$(124,682)	$(151,265)	$ —	$ —

*
Reflects the net realized gain (loss) on purchased option contracts (see Note 1I). These amounts are included in net realized gain (loss) on investments in unaffiliated issuers, on the Statements of Operations.

**
Reflects the change in net unrealized appreciation (depreciation) on purchased option contracts (see Note 1I). These amounts are included in change in net unrealized appreciation (depreciation) on Investments in unaffiliated issuers, on the Statement of Operations.

Pioneer Strategic Income VCT Portfolio	Pioneer Variable Contracts Trust
8. Unfunded Loan Commitments
The Portfolio may enter into unfunded loan commitments. Unfunded loan commitments may be partially or wholly unfunded. During the contractual period, the Portfolio is obliged to provide funding to the borrower upon demand. A fee is earned by the Portfolio on the unfunded loan commitment and is recorded as interest income on the Statement of Operations. Unfunded loan commitments are fair valued in accordance with the valuation policy described in Footnote 1A and unrealized appreciation or depreciation, if any, is recorded on the Statement of Assets and Liabilities.
As of June 30, 2021, the Portfolio had no unfunded loan commitments outstanding.
9. Affiliated Issuer
An affiliated issuer is a company in which the Portfolio has a direct or indirect ownership of, control of, or voting power of 5 percent or more of the outstanding voting shares or any company which is under common ownership or control. At June 30, 2021, the value of the Portfolio’s investment in affiliated issuers was $837,880, which represents 1.8% of the Portfolio’s net assets. Transactions in affiliated issuers by the Portfolio for the six months ended were as follows:

			Change in	Net Realized
			Net Unrealized	Gain/(Loss)
			Appreciation/	From	Dividends	Shares
	Value at		(Depreciation)	Investments	from	held at	Value at
Name of the	December 31,	Purchase	from Investments	in Affiliated	Investments in	June 30,	June 30,
Affiliated Issuer	2020	Costs	in Affiliated Issuers	Issuers	Affiliated Issuers	2021	2021
Pioneer ILS
Interval Fund	$824,287	$ —	$13,593	$ —	$ —	97,089	$837,880

Annual and semi-annual reports for the underlying Pioneer funds are available on the Funds’ web page(s) at www.amundi.com/us.

Pioneer Strategic Income VCT Portfolio	Pioneer Variable Contracts Trust
Statement Regarding Liquidity Risk Management Program

As required by law, the Portfolio has adopted and implemented a liquidity risk management program (the “Program”) that is designed to assess and manage liquidity risk. Liquidity risk is the risk that the Portfolio could not meet requests to redeem its shares without significant dilution of remaining investors’ interests in the Portfolio. The Portfolio’s Board of Trustees designated a liquidity risk management committee (the “Committee”) consisting of employees of Amundi Asset Management US, Inc., to administer the Program.
The Committee provided the Board of Trustees with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation (the “Report”). The Report covered the period from January 1, 2020 through December 31, 2020 (the “Reporting Period”).
The Report confirmed that, throughout the Reporting Period, the Committee had monitored the Portfolio’s portfolio liquidity and liquidity risk on an ongoing basis, as described in the Program and in Board reporting throughout the Reporting Period.
The Report discussed the Committee’s annual review of the Program, which addressed, among other things, the following elements of the Program: The Committee reviewed the Portfolio’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions. The Committee noted that the Portfolio’s investment strategy continues to be appropriate for an open-end fund, taking into account, among other things, whether and to what extent the Portfolio held less liquid and illiquid assets and the extent to which any such investments affected the Portfolio’s ability to meet redemption requests. In managing and reviewing the Portfolio’s liquidity risk, the Committee also considered the extent to which the Portfolio’s investment strategy involves a relatively concentrated portfolio or large positions in particular issuers, the extent to which the Portfolio uses borrowing for investment purposes, and the extent to which the Portfolio uses derivatives (including for hedging purposes). The Committee also reviewed the Portfolio’s short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. In assessing the Portfolio’s cash flow projections, the Committee considered, among other factors, historical net redemption activity, redemption policies, ownership concentration, distribution channels, and the degree of certainty associated with the Portfolio’s short-term and long-term cash flow projections. The Committee also considered the Portfolio’s holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources, including, if applicable, the Portfolio’s participation in a credit facility, as components of the Portfolio’s ability to meet redemption requests. The Portfolio has adopted an in-kind redemption policy which may be utilized to meet larger redemption requests.
The Committee reviewed the Program’s liquidity classification methodology for categorizing the Portfolio’s investments into one of four liquidity buckets. In reviewing the Portfolio’s investments, the Committee considered, among other factors, whether trading varying portions of a position in a particular portfolio investment or asset class in sizes the Portfolio would reasonably anticipate trading, would be reasonably expected to significantly affect liquidity.
The Committee performed an analysis to determine whether the Portfolio is required to maintain a Highly Liquid Investment Minimum, and determined that no such minimum is required because the Portfolio primarily holds highly liquid investments.
The Report stated that the Committee concluded the Program operates adequately and effectively, in all material respects, to assess and manage the Portfolio’s liquidity risk throughout the Reporting Period.

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Pioneer Variable Contracts Trust	Trustees
Officers
Lisa M. Jones, President and Chief Executive Officer
Anthony J. Koenig, Jr., Treasurer and Chief Financial and
Accounting Officer
Christopher J. Kelley, Secretary and Chief Legal Officer

Investment Adviser and Administrator
Amundi Asset Management US, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Principal Underwriter
Amundi Distributor US, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Transfer Agent
DST Asset Manager Solutions, Inc.

Thomas J. Perna, Chairman John E. Baumgardner, Jr. Diane Durnin Benjamin M. Friedman Lisa M. Jones Craig C. MacKay Lorraine H. Monchak Marguerite A. Piret Fred J. Ricciardi Kenneth J. Taubes

Proxy Voting Policies and Procedures of the Portfolio are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Portfolio voted proxies relating to Portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundi.com/us. This information is also available on the Securities and Exchange Commission’s web site at www.sec.gov.
19636-15-0821

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.  If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3) Compliance with applicable governmental laws, rules, and regulations;

(4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant’s Internet address and such intention.

Not applicable.

(f) The registrant must:

(1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

(2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

(3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made. See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1)  Disclose that the registrant’s board of trustees has determined that the registrant either:

(i)  Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant’s Board of Trustees has determined that the registrant has at least one audit committee financial expert.

      (2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

(i)  Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Mr. Fred J. Ricciardi, an independent trustee, is such an audit committee financial expert.

(3) If the registrant provides the disclosure required by paragraph (a)(1) (ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

N/A

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

PIONEER FUNDS
APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
PROVIDED BY THE INDEPENDENT AUDITOR

SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Amundi Asset Management US, Inc., the audit committee and the independent auditors.

The Funds recognize that a Fund’s independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund’s independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund’s independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

SECTION II - POLICY

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES

I. AUDIT SERVICES	Services that are directly	o Accounting research assistance
	related to performing the	o SEC consultation, registration
	independent audit of the Funds	statements, and reporting
o Tax accrual related matters
o Implementation of new accounting standards
o Compliance letters (e.g. rating agency letters)
o Regulatory reviews and assistance
regarding financial matters
o Semi-annual reviews (if requested)
o Comfort letters for closed end offerings
II. AUDIT-RELATED	Services which are not	o AICPA attest and agreed-upon procedures
SERVICES	prohibited under Rule	o Technology control assessments
	210.2-01(C)(4) (the “Rule”)	o Financial reporting control assessments
	and are related extensions of	o Enterprise security architecture
	the audit services support the	assessment
audit, or use the knowledge/expertise
gained from the audit procedures as a
foundation to complete the project.
In most cases, if the Audit-Related
Services are not performed by the
Audit firm, the scope of the Audit
Services would likely increase.
The Services are typically well-defined
and governed by accounting
professional standards (AICPA,
SEC, etc.)

AUDIT COMMITTEE APPROVAL POLICY		AUDIT COMMITTEE REPORTING POLICY
o “One-time” pre-approval		o A summary of all such
for the audit period for all		services and related fees
pre-approved specific service		reported at each regularly
subcategories. Approval of the		scheduled Audit Committee
independent auditors as		meeting.
auditors for a Fund shall
constitute pre approval for
these services.

o “One-time” pre-approval		o A summary of all such
for the fund fiscal year within		services and related fees
a specified dollar limit		(including comparison to
for all pre-approved		specified dollar limits)
specific service subcategories		reported quarterly.

o Specific approval is
needed to exceed the
pre-approved dollar limit for
these services (see general
Audit Committee approval policy
below for details on obtaining
specific approvals)

o Specific approval is
needed to use the Fund’s
auditors for Audit-Related
Services not denoted as
“pre-approved”, or
to add a specific service
subcategory as “pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE
SUBCATEGORIES
III. TAX SERVICES	Services which are not	o Tax planning and support
	prohibited by the Rule,	o Tax controversy assistance
	if an officer of the Fund	o Tax compliance, tax returns, excise
	determines that using the	tax returns and support
	Fund’s auditor to provide	o Tax opinions
these services creates
significant synergy in
the form of efficiency,
minimized disruption, or
the ability to maintain a
desired level of
confidentiality.

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
o “One-time” pre-approval	o A summary of
for the fund fiscal year	all such services and
within a specified dollar limit	related fees
(including comparison
to specified dollar
limits) reported
quarterly.

o Specific approval is
needed to exceed the
pre-approved dollar limits for
these services (see general
Audit Committee approval policy
below for details on obtaining
specific approvals)

o Specific approval is
needed to use the Fund’s
auditors for tax services not
denoted as pre-approved, or to
add a specific service subcategory as
“pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE
SUBCATEGORIES
IV. OTHER SERVICES	Services which are not	o Business Risk Management support
	prohibited by the Rule,	o Other control and regulatory
A. SYNERGISTIC,	if an officer of the Fund	compliance projects
UNIQUE QUALIFICATIONS	determines that using the
Fund’s auditor to provide
these services creates
significant synergy in
the form of efficiency,
minimized disruption,
the ability to maintain a
desired level of
confidentiality, or where
the Fund’s auditors
posses unique or superior
qualifications to provide
these services, resulting
in superior value and
results for the Fund.

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
o “One-time” pre-approval	o A summary of
for the fund fiscal year within	all such services and
a specified dollar limit	related fees
(including comparison
to specified dollar
limits) reported
quarterly.
o Specific approval is
needed to exceed the
pre-approved dollar limits for
these services (see general
Audit Committee approval policy
below for details on obtaining
specific approvals)

o Specific approval is
needed to use the Fund’s
auditors for “Synergistic” or
“Unique Qualifications” Other
Services not denoted as
pre-approved to the left, or to
add a specific service
subcategory as “pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PROHIBITED SERVICE
SUBCATEGORIES
PROHIBITED SERVICES	Services which result	1. Bookkeeping or other services
	in the auditors losing	related to the accounting records or
	independence status	financial statements of the audit
	under the Rule.	client*
2. Financial information systems design
and implementation*
3. Appraisal or valuation services,
fairness* opinions, or
contribution-in-kind reports
4. Actuarial services (i.e., setting
actuarial reserves versus actuarial
audit work)*
5. Internal audit outsourcing services*
6. Management functions or human
resources
7. Broker or dealer, investment
advisor, or investment banking services
8. Legal services and expert services
unrelated to the audit
9. Any other service that the Public
Company Accounting Oversight Board
determines, by regulation, is
impermissible

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
o These services are not to be	o A summary of all
performed with the exception of the(*)	services and related
services that may be permitted	fees reported at each
if they would not be subject to audit	regularly scheduled
procedures at the audit client (as	Audit Committee meeting
defined in rule 2-01(f)(4)) level	will serve as continual
the firm providing the service.	confirmation that has
not provided any
restricted services.

GENERAL AUDIT COMMITTEE APPROVAL POLICY:

o For all projects, the officers of the Funds and the Fund’s auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the “Approval of Audit, Audit-Related, Tax and Other Services” Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

N/A

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

N/A

(h) Disclose whether the registrants audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The Fund’s audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

N/A

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR, provide the following information:

(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant’s portfolio (“Portfolio Manager”). Also state each Portfolio Manager’s business experience during the past 5 years.

N/A

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

N/A

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occured during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) If the registrant is a closed-end management investment company, provide the following dollar amounts of income and compensation related to the securities lending activities of the registrant during its most recent fiscal year:

N/A

(1) Gross income from securities lending activities;

N/A

(2) All fees and/or compensation for each of the following securities lending activities and related services: any share of revenue generated by the securities lending program paid to the securities lending agent(s) (revenue split); fees paid for cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split; administrative fees that are not included in the revenue split; fees for indemnification that are not included in the revenue split; rebates paid to borrowers; and any other fees relating to the securities lending program that are not included in the revenue split, including a description of those other fees;

N/A

(3) The aggregate fees/compensation disclosed pursuant to paragraph (2); and

N/A

(4) Net income from securities lending activities (i.e., the dollar amount in paragraph (1) minus the dollar amount in paragraph (3)).

If a fee for a service is included in the revenue split, state that the fee is included in the revenue split.

N/A

(b) If the registrant is a closed-end management investment company, describe the services provided to the registrant by the securities lending agent in the registrants most recent fiscal year.

N/A

ITEM 13. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:
Filed herewith.

SIGNATURES

[See General Instruction F]

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Pioneer Variable Contracts Trust

By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President and Chief Executive Officer

Date September 1, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President and Chief Executive Officer

Date September 1, 2021

By (Signature and Title)* /s/ Anthony J. Koenig, Jr.
Anthony J. Koenig, Jr., Treasurer and Chief Financial and Accounting Officer

Date September 1, 2021

* Print the name and title of each signing officer under his or her signature.